UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22980

Angel Oak Funds Trust

(Exact name of registrant as specified in charter)

3344 Peachtree Rd. NE, Suite 1725

Atlanta, Georgia 30326

(Address of principal executive offices) (Zip code)

Dory S. Black, Esq., President

3344 Peachtree Rd. NE, Suite 1725

Atlanta, Georgia 30326

(Name and address of agent for service)

Copy to:

Douglas P. Dick

Stephen T. Cohen

Dechert LLP

1900 K Street NW

Washington, DC 20006

(404) 953-4900

Registrant’s telephone number, including area code

Date of fiscal year end: January 31

Date of reporting period: January 31, 2021

Item 1. Reports to Stockholders.

Annual Report

January 31, 2021

Angel Oak Multi-Strategy Income Fund

Angel Oak Financials Income Fund

Angel Oak High Yield Opportunities Fund

Angel Oak UltraShort Income Fund

Angel Oak Capital Advisors, LLC

3344 Peachtree Road NE

Suite 1725

Atlanta, GA 30326

(404) 953-4900

Dear Shareholder,

The vaccine is here, the Fed is at the zero bound until 2023, and the economic recovery is V-shaped. The ascent of risk assets has been profound and – watch out – long end! A once-in-a-lifetime fiscal and monetary stimulus deployed to stave off the economic fallout from COVID-19, coupled with effective vaccines, fueled a breathtaking rally in risk assets in the second half of 2020. We expect the economic recovery to continue its V-shape well into 2021, bringing with it the start of a new economic cycle. The once-feared end of the post-global financial crisis credit cycle is upon us, and now the perennial fear of rising long-term interest rates is becoming much more realistic. With the Fed announcing that short-term interest rates are on hold until at least 2023, we believe that high-quality income opportunities are becoming scarce, but opportunities in U.S. structured credit and high yield abound. In our view, income should be king in 2021 and beyond. For income-focused investors, we overwhelmingly favor short-duration opportunities in U.S. structured credit backed by mortgage and consumer collateral, select high-yield issuers, select collateralized loan obligation tranches, and financials, rather than longer-duration areas of fixed income. We remain cautious about non-agency commercial mortgage-backed securities (CMBS) due to structural changes to the commercial real estate market as a result of COVID-19. We remain focused on higher-quality subsectors within CMBS and on avoiding risk down in the capital structure. Not only do we believe that income will be a critical component of total return in the coming year, but also less interest rate sensitivity at the long end of the curve will be a differentiating factor, considering the brisk growth ahead.

Incredibly amid a pandemic, most risk markets had a banner year, thanks to Fed Chairman Powell, Treasury Secretary Mnuchin, and the vaccine manufacturers. The historic monetary and fiscal stimulus in response to COVID-19 and the subsequent release of a vaccine all in one calendar year led to some of the greatest financial market moves of all time. According to Bank of America Securities (BofAS), 2020 experienced “the quickest bear market of all time… [the] greatest policy panic of all-time … [and the] greatest Wall Street rally of all-time … and in Q4 2020, investors rush[ed] to discount the greatest main street recovery of all-time.” November marked the turning point for the next phase of growth as market participants fully began to price in the effects of the highly effective vaccines and a return to normal life in 2021. Also according to BofAS, “November was the best month for the Dow since 1987, the best month for the S&P 500 since 1928, the best month ever for the Russell 2000, the best month ever for energy, the best month ever for industrials, and the best month for financials since 2009.”

Risk markets are clearly getting ahead of what is expected to be a historically robust recovery in 2021. After contracting by an estimated 4% in 2020, U.S. GDP is expected to be up approximately 4%-6%,1 the highest growth since the late 1990s. We are bullish on growth due to pent-up demand caused by the pandemic and release of the vaccines, all in concert with the fiscal and monetary bazookas used to stave off the worst of the economic consequences of the pandemic. As Chairman Powell recently stated at the December press conference, “We will aim to achieve inflation moderately above 2% for some time so that inflation average is 2% over time, and longer-term inflation expectations remain well anchored at 2%.” We clearly don’t expect the exceptional growth ahead or the potential inflation that may come with it to remotely deter the Federal Open Market Committee (FOMC) from its ultra-accommodative policy anytime soon. The year 2021 will usher in the continuance of the zero bound, unabated QE4, and perhaps additional fiscal stimulus. We don’t expect the FOMC to tighten prematurely in this recovery. It is committed to higher inflation and the social mobility gained from upward wage pressure. Something must give in that environment, and in our view, it will be the long end of the risk-free curve. This will put downward pressure on the prices of traditional fixed-income assets, including investment-grade corporates, which is why we favor the high current income and the short-duration characteristics that structured credit and high yield offer at the zero bound.

The Bloomberg Barclays U.S. Corporate Bond Index (IG Corp Index) currently has a lackluster yield and an all-time high-duration profile. In fact, the duration has never been this high, and the yield has never been this low. Incredibly, this is the first time the real yield for the investment grade (“IG”) Corp Index has ever gone negative. This risk/return profile is skewed to the downside. For example, IG Corp Index spreads are near all-time tights with a duration of approximately 9 years. While we are optimistic about IG credit even amid these tight levels, we would encourage investors seeking income alternatives to consider credit exposure with much less interest rate risk. U.S. structured credit, predominantly mortgage and consumer credit, has offered much more attractive current income with less interest rate sensitivity as well as the potential for additional total return through spread tightening. In our view, the areas we target in U.S. structured credit, high yield, and financials all exhibit those attractive characteristics of high current income, lower duration, and the potential for additional spread tightening, further enhancing total return.

Structured credit recovered as did other risk assets in 2020 but was still mostly wider for the year. Also, the lack of duration in the asset class was one of the culprits of 2020 underperformance, but we believe this profile will lead to outperformance in the year ahead. The areas we target have retraced the significant widening experienced in March but are still mostly wider than their pre-COVID-19 levels. We still see additional upside in 2021 due to the high current income and favorable credit fundamentals supporting the areas we target, especially mortgage and consumer credit.

1Source: High Frequency Economics (HFE) and BofA Securities

Thank you for your continued support.

Respectfully yours,

Sam Dunlap

Chief Investment Officer, Public Strategies

The opinions expressed are subject to change at any time, are not guaranteed, and should not be considered investment advice.

Must be accompanied or preceded by a prospectus.

Mutual fund investing involves risk. Principal loss is possible.

The Angel Oak Funds are distributed by Quasar Distributors, LLC.

Definitions:

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged index that measures the performance of the investment-grade universe of bonds issued in the United States. The index includes institutionally traded U.S. Treasury, government-sponsored, mortgage, and corporate securities.

Duration: Measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the price change relative to interest rate movements.

S&P 500 Total Return Index: An American stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or Nasdaq. It is not possible to invest directly in an index.

Spread: The difference in yield between LIBOR and a debt security with the same maturity but of lesser quality.

Angel Oak Multi-Strategy Income Fund

How did the Fund perform during the period?

For the 12-month period that ended January 31, 2021, the Fund’s Institutional Shares (ANGIX) returned-1.60%, while the Fund’s A Shares (ANGLX) and C Shares (ANGCX) returned -1.76% and -2.41%, respectively. During the same period, the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the Agg), returned 4.72%.

What were the main contributors to and detractors from the Fund’s performance during the period?

The primary positive contributor to performance was higher current income within the credit strategies. Negative contributors for the period included underweight rate duration and the overweight to structured credit compared to corporate credit. The Fund’s current income of approximately 4% was a positive contributor relative to the benchmark. However, price returns were a larger driver of relative and absolute performance in 2020 for both the Fund and the benchmark. The lower rate duration of the Fund was the primary driver of underperformance. The duration of the strategy ranged from 1.5 to 2.5 years throughout 2020 compared to the benchmark, which was in the range of 5.5 to 6.5 years during the period. Looking forward, the portfolio’s duration remains short of the benchmark, and we believe this profile could lead to outperformance in the year ahead.

Structured credit recovered like other risk assets in 2020 but was still mostly wider for the year. The areas of structured credit we target – notably non-agency residential mortgage-backed securities (NA RMBS), asset-backed securities (ABS), and collateral loan obligations (CLOs) – have retraced the significant widening experienced in March but are still wider than their pre-COVID-19 levels, resulting in mixed performance across the allocation. For example, the Fund was up approximately 16.25% in total return since the intra-period bottom in March, but spreads remain wider on a year-over-year basis. The majority of the exposure, NA RMBS, contributed approximately 0.93% to Fund performance. The ABS and corporate allocations contributed approximately 0.71% and 0.34%, respectively. CLOs and commercial mortgage-backed securities detracted -1.33% and -1.20% from Fund performance, respectively. While our structured allocation was not immune to the volatility experienced in the first quarter of 2020, credit spreads are still wider on a year-over-year basis in our favored areas of NA RMBS, ABS, and CLOs despite positive fundamentals and technicals. We attribute this mostly to the lack of direct government support and headwinds in capital allocation models driven by uncertainty surrounding post-pandemic defaults and delinquency. We view these areas as not only attractive sources of income at the zero bound but also areas of additional total return, as we expect spreads to continue to tighten as collateral performance surprises to the upside in 2021.

What is your outlook heading into 2021, and how is the Fund positioned?

Risk markets are clearly getting ahead of what is expected to be a historically robust recovery in 2021. After contracting by an estimated 4% in 2020, U.S. gross domestic product (GDP) is expected to be up approximately 4%-6%, the highest growth since the late 1990s1. We are bullish on growth due to pent-up demand caused by the pandemic and release of the vaccines, all in concert with the fiscal and monetary bazookas used to stave off the worst of the economic consequences of the pandemic. As Chairman Powell stated at the December press conference, “We will aim to achieve inflation moderately above 2% for some time so that inflation average is 2% over time and longer-term inflation expectations remain well anchored at 2%.” We clearly don’t expect the exceptional growth ahead or the potential inflation that may come with it to remotely deter the Federal Open Market Committee (FOMC) from its ultra-accommodative policy anytime soon. The year 2021 is ushering in the continuance of the zero bound, unabated quantitative easing (QE4), and perhaps additional fiscal stimulus. We don’t expect the FOMC to tighten prematurely in this recovery. It is committed to higher inflation and the social mobility gained from upward wage pressure. Something must give in that environment, and in our view, it will be the long end of the risk-free curve. This will put downward pressure on the prices of traditional fixed-income assets, including investment-grade corporates, which is why we favor the high current income and the short-duration characteristics structured credit and high yield offer at the zero bound.

COVID-19 brought a whole host of unfortunate and tragic events, one of which was a trip back to the zero bound. As we learned in prior years at the zero bound, income will be very important for total return. The good news is we believe there are still excellent alternatives for high-quality, attractive current income without undue interest rate risk – NA RMBS, consumer ABS, and select tranches of CLOs. Most of these sectors are wider than their pre-COVID-19 spread levels and have much less interest rate sensitivity than investment-grade corporate bonds and other areas of core fixed income. Additionally, as investors reposition for higher income at the zero bound, those target sectors offer the potential for additional total return through spread tightening. As growth continues to accelerate in 2021 on the heels of the vaccines and historic fiscal and monetary stimulus, we believe long-term rates are vulnerable and U.S. structured credit is well positioned to outperform in 2021.

1Source HFE and BofAS

Past performance is not a guarantee of future results.

Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as illiquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The Fund may use leverage, which may exaggerate the effect of any increase or decrease in the value of securities in the Fund’s portfolio or higher and duplicative expenses when it invests in mutual funds, ETFs, and other investment companies. For more information on these risks and other risks of the Fund, please see the Prospectus.

Definitions:

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged index that measures the performance of the investment-grade universe of bonds issued in the United States. The index includes institutionally traded U.S. Treasury, government-sponsored, mortgage, and corporate securities. It is not possible to invest directly in an index.

Duration: Measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the price change relative to interest rate movements.

Tranche: A portion of debt or structured financing. Each portion, or tranche, is one of several related securities offered at the same time but with different risks, rewards, and maturities.

Angel Oak Financials Income Fund

How did the Fund perform during the period?

For the 12-month period ended January 31, 2021, the Fund’s Institutional Shares (ANFIX) returned -3.81%, while the Fund’s A Shares (ANFLX) and C Shares (AFLCX) returned -4.16% and -4.79%, respectively. During the same period, the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 4.72%, and the Bloomberg Barclays U.S. Aggregate 3-5 Year Index, which most closely matches the Fund’s duration profile, returned 4.32%.

What were the main contributors to and detractors from the Fund’s performance during the period?

The financial sector accounts for substantially all of the Fund’s assets. There are three areas of primary focus within the financial sector: community bank debt, non-bank financials debt, and community bank equity. The Fund’s asset allocation comprises 75% of assets in community bank debt, 22% of assets in nonbank financials, and 3% of assets in community bank equities.

From a performance perspective, while the bank debt sector was not immune to spread widening at the onset of the COVID-19 pandemic, drawdowns were roughly half of what we saw in investment-grade corporate credit broadly. However, bank debt has been slower to recover given (1) the exclusion of the banking sector from U.S. Federal Reserve (the Fed) corporate debt-buying programs, (2) record subordinated (Tier 2) debt, and (3) fundamental concerns.

1.

Fed corporate buying program. Depository Financial institutions were excluded from the Fed’s investment grade corporate bond buying program. Spreads on most investment grade corporate bonds tightened significantly as the Fed deployed the $750 billion facility, while the same did not come true for most issues from Depository Financial Institutions.

2.

Issuance. Bond issuance by community banks ballooned in 2020. The sector saw roughly $11 billion of new issuance come to market in 2020. That is almost three times the average issuance of the previous five years of roughly $4 billion. As a result of this large increase in supply, spreads on the underlying bonds widened significantly.

3.

Fundamentals. While it is our view that the community banking space is fundamentally very strong, investors have been hesitant to invest in the sector. Uncertainty about payment deferrals and potential credit deterioration have kept many investors at bay.

What is your outlook heading into 2021, and how is the Fund positioned?

The Fund is focused on three main asset classes within investment-grade financials credit in the current environment: community bank debt, non-bank financials debt, and community bank equity. Of the three, in our view, community bank debt offers the most attractive risk/reward potential over the next 12-24 months.

Fundamentally, the banking sector is well positioned for 2021, as the capital, liquidity, and funding profiles of banks have improved significantly in the past decade on the back of increased regulations. Over the course of 2020, banks added to their already multi-decade high levels of capital with record subordinated debt issuance, significant increases in loan loss reserves, and downward trending loan modifications to low-single-digit levels. We believe the sector will benefit from spread tightening as issuance levels normalize. Additionally, we look for a re-acceleration in merge and acquisition (M&A) activity following a pandemic-driven slowdown in 2020, with volumes down approximately 60% from 2019. With a muted outlook for revenue growth because of rates at the zero bound, banks will increasingly be focused on driving earnings growth through enhanced efficiency (including M&A), share buybacks, and potential reserve releases.

This cycle is clearly different from that of the Great Financial Crises (GFC), with banks going into the pandemic with capital levels at or near multi-decade highs and taking a proactive stance to shore up balance sheets over the past few quarters, most notably via subordinated (Tier 2) debt. In stark contrast to the GFC when the government provided a capital backstop for banks, the community bank universe raised a record $11+ billion of subordinated debt in 2020. As the market re-opened, spreads were at levels last seen in the infancy of the community bank sub-debt market. Moving through the recent supply of bank debt, spreads have begun to normalize back toward 2019 levels, a trend we expect to accelerate into 2021, providing the potential for price appreciation in addition to the attractive coupons currently provided by these investment-grade instruments.

Fundamentally, banks are on strong footing. The capital, liquidity, and funding profiles of banks have improved vastly in the past decade. Throughout the pandemic, the strength of the system has been evident as banks took on the role of facilitators and distributors of support to affected consumers and businesses, most notably through loan modifications and the Paycheck Protection Program (PPP).

•	Capital ratios remain near multi-decade highs for U.S. commercial banks, with common equity (Tier 1) capital up approximately 40% from trough levels and tangible capital roughly doubling.

•

Liquidity at banks has increased, helped by stronger regulatory requirements. The quality of funding has improved as banks de-emphasized term deposits in favor of low-cost core deposits. Low-cost deposits have increased significantly since March 2020, as recipients of PPP funds generally took a conservative approach and left much of the proceeds in their deposit accounts.

•

Credit quality: We expect the impact of rising credit costs to banks will be less severe than in the prior cycle, as banks have de-risked and deleveraged over the past decade and have added significantly to loan loss reserves over the course of 2020. Loan modification trends are positive, with modifications improving from 15%-20% of lending portfolios in the early days of the pandemic to low single-digit levels as of year-end.

Small-cap non-bank financial institution debt (including insurance companies, real estate investment trusts, business development companies, and asset managers) is a similarly dislocated market, in our view. Because there is little analyst coverage or institutional following, investors may be able to extract relatively high coupons. This space is more nascent than the community bank debt market and has really emerged in size only over the past couple of years. As such, coupons may be higher than they are for community bank debt, but issuance is smaller and more episodic. We believe the best risk/reward potential in the non-bank financial sector over the near to medium term is in shorter-duration, rated senior debt. Thus far in 2021, business development companies and commercial real estate focused non-bank financials have been most active in issuing debt, typically in the form of 3- and 5-year senior notes. The insurance debt market has been more sporadic, however the forward pipeline is strong.

Despite the pandemic challenged environment, we do not anticipate any meaningful credit deterioration in 2021. Non-performing asset levels remain strong, with only marginal quarter over quarter deterioration. Industry profitability remains solid and capital levels continue to increase, providing a sizable cushion for any adverse credit events as well as currency for inorganic growth opportunities. We remain disciplined in our underwriting with particular emphasis on credit and interest rate risks.

We do not anticipate our sub-sector allocations within financial services to change materially in 2021.

Past performance is not a guarantee of future results.

Mutual fund investing involves risk; principal loss is possible. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and nonrated securities present a greater risk of loss to principal and interest than higher-rated securities do. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of, including credit risk, prepayment risk, possible illiquidity, and default, as well as increased susceptibility to adverse economic developments. Derivatives involve risks different from – and in certain cases, greater than – the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as illiquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lead to losses that are greater than the amount invested. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. The Fund may use leverage, which may exaggerate the effect of any increase or decrease in the value of securities in the Fund’s portfolio or the Fund’s net asset value, and therefore may increase the volatility of the Fund. Investments in foreign securities involve greater volatility and political, economic, and currency risks and differences in accounting methods. These risks are increased for emerging markets. Investments in fixed-income instruments typically decrease in value when interest rates rise. The Fund will incur higher and duplicative costs when it invests in mutual funds, ETFs, and other investment companies. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. For more information on these risks and other risks of the Fund, please see the Prospectus.

Definitions:

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged index that measures the performance of the investment-grade universe of bonds issued in the United States. The index includes institutionally traded U.S. Treasury, government-sponsored, mortgage and corporate securities. It is not possible to invest directly in an index.

Bloomberg Barclays U.S. Aggregate 3-5 Year Index: An index that tracks bonds with 3-5 year maturities within the Bloomberg Barclays U.S. Aggregate Bond Index.

Duration: Measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the price change relative to interest rate movements.

Spread: The difference in yield between two bonds of similar maturity but different credit quality.

Angel Oak High Yield Opportunities Fund

How did the Fund perform during the period?

For the 12-month period ended January 31, 2021, the Fund’s Institutional Shares (ANHIX) returned 5.97%, while the Fund’s A Shares (ANHAX) returned 5.68%. During the same period, the Fund’s benchmark, the Bloomberg Barclays U.S. Corporate High Yield Index, returned 7.44%.

What were the main contributors to and detractors from the Fund’s performance during the period?

The corporate bond allocation was the largest positive contributor to performance, returning 7.93%, outperforming the benchmark return of 7.44%, and contributing 902 basis points to the total return of the Fund. Within the corporate bond allocation, the largest positive contributor to performance was the transportation sector and was primarily driven by selection. With the onset of the pandemic and people spending the majority of their time at home, the economy experienced a decline in the consumption of services and an increase in consumption of physical goods. The outperformance with the Fund’s allocation to the transportation sector was primarily driven by the overweight to an air cargo transportation provider that benefited directly from the increase in online purchases.

Closely behind the transportation sector was the consumer cyclical sector as the second largest positive contributor to corporate bond performance. Similarly, the positive contribution to performance was entirely attributable to selection and primarily driven by holdings in a luxury goods auctioneer and an automobile manufacturer that was downgraded from investment grade to high yield during the year triggered by the impact of the pandemic.

The largest detractor from corporate bond performance was the energy sector. Coinciding with the plunge in demand triggered by the onset of the pandemic, the two largest OPEC+ members initiated a price war that contributed to a surge in supplies. As a result of the combination of declining demand and rising supplies, oil prices gapped lower, even going negative for a day in April reflecting the lack of storage capacity as futures contracts were about to expire. The negative contribution to performance was split between allocation and selection. From an allocation perspective, although the Fund was underweight energy relative to the benchmark, the performance of the Fund’s energy holdings were negative relative to the positive return for energy in the benchmark. From a selection perspective the negative contribution was driven by a holding in a which a refiner underperformed on continued weakness in demand for fuel, particularly jet fuel as airline traffic remains 70% below 2019 levels, and a holding in a shallow water offshore drilling company facing weak demand for drilling services which will lag the rebound in commodity prices until excess inventories are reduced and supply more closely matches demand.

The portfolio’s allocation to collateralized loan obligations (CLOs) was a detractor from performance during the period returning 3.33% and contributing a negative 122 basis points to the total return of the Fund. The negative contribution to performance reflects the increase in default rates brought on by the pandemic combined with the lack of demand for floating rates assets with the Federal Reserve committed to keeping the Federal Funds Rate at zero until they meet their average inflation target goals.

What is your outlook heading into 2021, and how is the Fund positioned?

The outlook for 2021 is positive supported by the trifecta of support from fiscal policy, monetary policy and the vaccine. The combined impact is leading to upward revisions to gross domestic product (GDP) for 2021 and 2022.

Including the $900 billion fiscal relief package passed on December 28, 2020, the cumulative amount of fiscal stimulus totals approximately 16% of GDP and the new administration is proposing an additional fiscal relief and stimulus package of $1.9 trillion. The Federal Reserve intends to continue its quantitative easing policy, growing its balance sheet from already record levels with purchases of $120 billion of U.S. treasuries and mortgages per month until it sees substantial further progress towards their maximum employment and price stability goals. The Federal Reserve has also reiterated its commitment to hold the Federal Funds rate at zero through at least 2023 until they meet their average inflation target. Two vaccines have been approved for emergency use by the FDA and a potential third vaccine is in the wings. All together, the significant fiscal and monetary support and the vaccine provide a supportive backdrop for economic growth and risk asset valuations in 2021.

The strong economic growth outlook should be positive for high yield corporates, providing the environment for positive revenue growth, margin expansion and free cash flow generation, contributing to credit profile improvement and tighter credit spread valuations. With less interest rate sensitivity and credit spread valuations still wide of their post crisis tights, high yield corporates also look attractive relative to higher quality fixed income alternatives with duration at all time highs and negative real yields.

To capitalize on the favorable outlook for the economy and risk asset valuations, the Fund is emphasizing economically cyclical sectors with overweights to basic materials, capital goods, financial services, energy and transportation, which we expect to benefit as economic growth accelerates.

Despite the favorable outlook, unemployment remains high currently and there are risks related to the vaccination rollout and new virus variants. With that in mind, we continue to focus on fundamentals and valuations to identify the best risk reward opportunities with the objective of delivering superior risk-adjusted returns over the full market cycle.

Past performance is not a guarantee of future results.

Mutual fund investing involves risk; principal loss is possible. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and nonrated securities present a greater risk of loss to principal and interest than higher-rated securities do. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of, including credit risk, prepayment risk, possible illiquidity, and default, as well as increased susceptibility to adverse economic developments. Derivatives involve risks different from – and in certain cases, greater than – the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as illiquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lead to losses that are greater than the amount invested. For more information on these risks and other risks of the Fund, please see the Prospectus.

Definitions:

Bloomberg Barclays U.S. Corporate High Yield Bond Index: An unmanaged market value-weighted index that covers the universe of fixed rate, non-investment-grade debt. It is not possible to invest directly in an index.

Credit Spread: The difference in yield between two bonds of similar maturity but different credit quality.

Duration: Measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the price change relative to interest rate movements.

Free Cash Flow: A financial performance calculation that measures how much operating cash flows exceed capital expenditures.

Angel Oak UltraShort Income Fund

How did the Fund perform during the period?

For the 12-month period ended January 31, 2021, the Fund’s Institutional Shares (AOUIX) returned 1.87%, while the Fund’s A Shares (AOUAX) returned 1.52%. During the same period, the Fund’s benchmark, the Bloomberg Barclays U.S. Treasury Bills 9-12 Month Total Return Index, returned 1.50%.

What were the main contributors to and detractors from the Fund’s performance during the period?

Credit strategies were the primary benefit to the Fund relative to the benchmark. Duration positioning short of the index was a detractor relative to the benchmark as short-term Treasury yields decreased throughout most of the year. Overall, the interest rate duration was short of the Fund’s benchmark ranging from 0.5-0.95 throughout the year. The 1-year swap rate fell 136 basis points from 1.54% to 0.18%. LIBOR rates moved sharply lower as the U.S. Federal Reserve’s (the Fed) Federal Open Market Committee (FOMC) cut their target range twice in 2020; initially, by 50 bps from approximately 1.60% to 1.10% in early March. Then, in the midst of the Covid-19 pandemic, the FOMC cut their target range to near zero. One-month and three-month LIBOR fell 154 and 138 basis points, respectively. The overweight to floating rate bonds and lower-duration positioning compared to the benchmark were negative contributors to Fund performance. However, elevated current income and credit strategies compared to the benchmark were positive contributors and helped produce approximately 42 basis points of outperformance.

Credit strategies were the primary drivers of performance as the Fund’s overweight to credit, particularly structured credit, over government bonds drove positive relative performance. Residential mortgage-backed securities (RMBS), asset-backed securities (ABS) and collateralized loan obligations (CLOs), the largest asset classes within the Fund, were all positive contributors to Fund performance. RMBS contributed 130 basis points to Fund performance. The RMBS allocation is a targeted mix of primarily new issue subsectors. Portfolio Managers found particular value in new issue sectors of RMBS credit following the risk off period of Q1. The strategy focused on areas of non-qualified mortgage (non-QM) seniors, re-performing loans (RPL), and non-performing loans (NPL) and subsequently saw measurable spread tightening as markets normalized throughout the rest of 2021. Additionally, Portfolio Managers view the uncertainty regarding the relationship between prepayment speeds and interest rates as remaining mispriced. Amidst the pandemic, market participants believed prepayment speeds would slow significantly within non-QM collateral even though mortgage rates were rapidly falling, which led to large scale spread widening in the associated securities. Given this dislocation, Portfolio Managers increased the allocation to non-agency RMBS to increase the weighting to this subsector. The decision to extend spread duration within non-QM seniors provided significant positive contribution to Fund performance. The RMBS allocation remained between 25% and 40% of Fund assets throughout most of the period.

The ABS allocation was a positive contributor to Fund performance as well. ABS contributed 77 basis points to Fund performance. The focus of the ABS allocation was within short-duration, high-credit quality assets. Within the period, even short duration, high quality ABS exhibited high spread volatility, reaching spread levels not seen since the Great Financial Crisis. This sharp repricing of funding risk for short term issuers led the Fed to revive some of their Financial Crisis programs such as TALF, rebooting as TALF 2.0. Upon the announcement, short duration AAA-rated ABS sectors that were “TALF-eligible” assets tightened substantially. This market action led Portfolio Managers to increase the allocation to below-AAA rated ABS assets and shift some of the Fund’s assets from ABS sectors to RMBS sectors. Within ABS, the Fund focused on some non-TALF eligible assets given the expected outsized future performance, such as AA/A rated consumer ABS and AA/A rated auto ABS tranches. The second half of 2020 saw significant spread tightening and credit curve flattening, creating outperformance for the Fund in the latter half of the fiscal year.

CLOs were also a positive contributor to the Fund for the period due to the defensive positioning with an overweight to AAA-rated tranches. The CLO allocation contributed 28 basis points to Fund performance. The CLO allocation was a targeted allocation based on the current availability of X tranches in new-issues and de-levering AAA tranches in the secondary market. The allocation remained in the 5%-13% range throughout most of the fiscal year. Portfolio Managers focused on short maturity (1-to-3-year weighted average life) CLO tranches with high credit enhancement and limited optionality. During the period, spreads on X-tranches outperformed AAA-rated tranches. Portfolio Managers looked to increase the allocation to AAA-rated tranches trading at a discount to par. AAA-rated tranches of static CLOs become TALF-eligible in the TALF 2.0 program, helping to create a sharp reduction of risk premiums shortly after the Fed’s announcement. The allocation to CLO tranches is not expected to be a consistent allocation for the Fund but remains an important opportunistic allocation to enhance income and limit interest rate sensitivity.

The commercial mortgage-backed securities (CMBS) allocation was a negative contributor to Fund performance, detracting 10 basis points to Fund performance. Sharp spread widening in non-agency CMBS credit led to the outperformance of the sector during the review period. Within the CMBS allocation, the agency CMBS allocation provided a positive contribution of 1 basis point. The agency CMBS allocation was reduced during Q1, being a source of liquidity for the Fund. The focus of the allocation was within a combination of investment-grade non-agency CMBS and agency CMBS.

What is your outlook heading into 2021, and how is the Fund positioned?

The Fund continues to focus across a diversified mix of primarily structured credit. Recently, the Fund has increased the allocation to ABS and CLOs to focus on high current income, limited duration, and attractive spread profiles. The spread duration of the Fund was increased during the volatility of 2020 to take advantage of wider expected returns available in short duration sectors. Heading into 2021, the Fund reduced the spread duration, shortened the interest rate sensitivity, and increased AAA-rated assets and agency-wrapped securities to further bolster liquidity while maintaining the overweight to high quality, de-levering sectors of RMBS, ABS, and sector CLOs.

Past performance is not a guarantee of future results.

Investing involves risk. Principal loss is possible. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying asset, rate or index, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying asset, rate or index; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. The Fund may invest in illiquid securities and restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Changes in interest rates generally will cause the value of fixed-income instruments held by the Fund to vary inversely to such changes. Below investment grade instruments are commonly referred to as “junk” or high-yield instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade instruments may be particularly susceptible to economic downturns. The price paid by the Fund for asset-backed securities, including CLOs, the yield the Fund expects to receive from such securities and the average life of such securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. Mortgage-backed securities are subject to the general risks associated with investing in real estate securities; that is, they may lose value if the value of the underlying real estate to which a pool of mortgages relates declines. For more information on these risks and other risks of the Fund, please see the Prospectus

Definitions:

Basis point (bps): One hundredth of one percent. Used to denote the percentage change in a financial instrument.

Bloomberg Barclays 9-12 Month U.S. Treasury Bill Index: Measures the performance of U.S. Treasury bills, notes and bonds with a remaining maturity between 9-12 months. The index does not include trading and management costs. It is not possible to invest directly in an index.

Duration: Measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the price change relative to interest rate movements.

LIBOR: A benchmark rate that some of the world’s leading banks charge each other for short-term loans. It stands for Intercontinental Exchange London Interbank Offered Rate and serves as the first step to calculating interest rates on various loans throughout the world.

Spread: The difference in yield between LIBOR and a debt security with the same maturity but of lesser quality.

Tranche: A portion of debt or structured financing. Each portion, or tranche, is one of several related securities offered at the same time but with different risks, rewards and maturities.

Weighted Average Coupon (WAC): The weighted average of the underlying coupon interest rates of mortgage loans using the balance of each mortgage as the weighting factor.

Weighted Average Life (WAL): Average length of time that each dollar of unpaid principal on a loan, a mortgage or an amortizing bond remains outstanding.

Investment Results – (Unaudited)

Angel Oak Multi-Strategy Income Fund

Total Return Based on a $1,000,000 Investment

The Fund is the successor to the investment performance of the Angel Oak Multi-Strategy Income Fund (the “Predecessor Multi-Strategy Income Fund”) as a result of the reorganization of the Predecessor Multi-Strategy Income Fund into the Fund on April 10, 2015. Accordingly, the performance information shown in the chart above and table below for periods prior to April 10, 2015 is that of the Predecessor Multi-Strategy Income Fund. The Predecessor Multi-Strategy Income Fund was also advised by the Fund’s investment adviser, Angel Oak Capital Advisors, LLC (the “Adviser”) and had the same investment objective, policies, and strategies as the Fund.

The chart above assumes an initial investment of $1,000,000 made on August 16, 2012 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

Total Returns(1)

(For the year ended January 31, 2021)

	Average Annual Returns
	One Year	Three Year	Five Year	Since Inception(2)
Angel Oak Multi-Strategy Income Fund, Institutional Class	-1.60%	2.26%	3.70%	4.08%
Angel Oak Multi-Strategy Income Fund, Class A without load	-1.76%	1.97%	3.43%	5.71%
Angel Oak Multi-Strategy Income Fund, Class A with load	-4.01%	1.20%	2.96%	5.46%
Angel Oak Multi-Strategy Income Fund, Class C without load	-2.41%	1.26%	2.70%	1.84%
Angel Oak Multi-Strategy Income Fund, Class C with load	-3.35%	1.26%	2.70%	1.84%
Bloomberg Barclays U.S. Aggregate Bond Index(3)	4.72%	5.49%	4.00%	3.22	%(4)

(1) Return figures reflect any change in price per share and assume the reinvestment of all distributions. Total returns for Class A Shares, with load, include the maximum 2.25% sales charge. Total returns for Class C Shares, with load, include the maximum 1.00% deferred sales charge.

(2) Inception date is August 16, 2012 for Institutional Class Shares, June 28, 2011 for Class A Shares, and August 4, 2015 for Class C Shares.

(3) The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the investment-grade, fixed-rate bond market, including government and credit securities, agency pass-through securities, asset-backed securities and commercial mortgage-backed securities. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund’s return. You cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Investment Results – (Unaudited) (continued)

(4) The return shown for the Bloomberg Barclays U.S. Aggregate Bond Index is from the inception date of the Institutional Class Shares. The Bloomberg Barclays U.S. Aggregate Bond Index return from the inception date of Class A Shares is 3.61% and for Class C Shares is 3.90%.

Investment Results – (Unaudited) (continued)

Angel Oak Financials Income Fund

Total Return Based on a $1,000,000 Investment

The chart above assumes an initial investment of $1,000,000 made on November 3, 2014 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

Total Returns(1)

(For the year ended January 31, 2021)

	Average Annual Returns
	One Year	Three Year	Five Year	Since Inception(2)
Angel Oak Financials Income Fund, Institutional Class	-3.81%	2.34%	3.13%	2.65%
Angel Oak Financials Income Fund, Class A without load	-4.16%	2.09%	2.88%	2.39%
Angel Oak Financials Income Fund, Class A with load	-6.31%	1.31%	2.41%	2.02%
Angel Oak Financials Income Fund, Class C without load	-4.79%	1.39%	2.13%	1.00%
Angel Oak Financials Income Fund, Class C with load	-5.71%	1.39%	2.13%	1.00%
Bloomberg Barclays U.S. Aggregate Bond Index(3)	4.72%	5.49%	4.00%	3.65	%(4)
Bloomberg Barclays U.S. Aggregate 3-5 Year Index(5)	4.32%	4.58%	3.05%	2.94	%(6)

(1) Return figures reflect any change in price per share and assume the reinvestment of all distributions. Total returns for Class A Shares, with load, include the maximum 2.25% sales charge. Total returns for Class C Shares, with load, include the maximum 1.00% deferred sales charge.

(2) Inception date is November 3, 2014 for Institutional Class and Class A Shares and August 4, 2015 for Class C Shares.

(3) The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the investment-grade, fixed-rate bond market, including government and credit securities, agency pass-through securities, asset-backed securities and commercial mortgage-backed securities. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund’s return. You cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. Effective April 2, 2020, the Fund’s primary benchmark was changed from the Bloomberg Barclays U.S. Aggregate Bond Index to the Bloomberg Barclays U.S. Aggregate 3-5 Year Index which more closely aligns with the Fund’s investment portfolio and its duration profile.

Investment Results – (Unaudited) (continued)

(4) The return shown for the Bloomberg Barclays U.S. Aggregate Bond Index is from the inception date of the Institutional Class and Class A Shares. The Bloomberg Barclays U.S. Aggregate Bond Index return from the inception date of the Class C Shares is 3.90%.

(5) The Bloomberg Barclays U.S. Aggregate 3-5 Year Index tracks bonds with 3-5 year maturities within the Bloomberg Barclays U.S. Aggregate Bond Index. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund’s return. You cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(6) The return shown for the Bloomberg Barclays U.S. Aggregate 3-5 Year Index is from the inception date of the Institutional Class and Class A Shares. The Bloomberg Barclays U.S. Aggregate 3-5 Year Index return from the inception date of the Class C Shares is 3.03%.

Investment Results – (Unaudited) (continued)

Angel Oak High Yield Opportunities Fund

Total Return Based on a $1,000,000 Investment

The Fund is the successor to the investment performance of the Rainier High Yield Fund (the “Predecessor High Yield Fund”) as a result of the reorganization of the Predecessor High Yield Fund into the Fund on April 15, 2016. Accordingly, the performance information shown in the chart above and table below for periods prior to April 15, 2016 is that of the Predecessor High Yield Fund’s Institutional Shares and Original Shares for the Fund’s Institutional Class and Class A shares, respectively. The Predecessor High Yield Fund was managed by the same portfolio managers as the Fund and when the Predecessor High Yield Fund was reorganized into the Fund had substantially the same investment objectives, policies, and strategies as the Fund.

The chart above assumes an initial investment of $1,000,000 made on January 31, 2011. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

Total Returns(1)

(For the year ended January 31, 2021)

	Average Annual Returns
	One Year	Three Year	Five Year	Ten Year	Since Inception(2)
Angel Oak High Yield Opportunities Fund, Institutional Class	5.97%	5.27%	8.46%	6.40%	8.69%
Angel Oak High Yield Opportunities Fund, Class A without load	5.68%	4.99%	8.21%	N/A	5.81%
Angel Oak High Yield Opportunities Fund, Class A with load	3.30%	4.19%	7.72%	N/A	5.53%
Bloomberg Barclays U.S. Corporate High Yield Bond Index(3)	7.44%	6.14%	9.01%	6.60%	10.69	%(4)

(1) Return figures reflect any change in price per share and assume the reinvestment of all distributions. Total returns for Class A Shares, with load, include the maximum 2.25% sales charge.

(2) Inception date is March 31, 2009 for Institutional Class Shares and July 31, 2012 for Class A Shares.

(3) The Bloomberg Barclays U.S. Corporate High Yield Bond Index is an unmanaged market value-weighted index that covers the universe of fixed-rate, non-investment grade debt. The index return does not reflect expenses, which have been deducted from the Fund’s return. You cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Investment Results – (Unaudited) (continued)

(4) The return shown for the Bloomberg Barclays U.S. Corporate High Yield Bond Index is from the inception date of the Institutional Class Shares. The Bloomberg Barclays U.S. Corporate High Yield Bond Index return from the inception date of Class A Shares is 6.35%.

Investment Results – (Unaudited) (continued)

Angel Oak UltraShort Income Fund

Total Return Based on a $1,000,000 Investment

The chart above assumes an initial investment of $1,000,000 made on April 2, 2018 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

Total Returns(1)

(For the year ended January 31, 2021)

	Average Annual Returns
	One Year	Since Inception(2)
Angel Oak UltraShort Income Fund, Institutional Class	1.87%	3.05%
Angel Oak UltraShort Income Fund, Class A	1.52%	2.74%
Bloomberg Barclays 9-12 Month U.S. Treasury Bill Index(3)	1.50%	2.19	%(4)

(1) Return figures reflect any change in price per share and assume the reinvestment of all distributions.

(2) Inception date is April 2, 2018 for Institutional Class and April 30, 2018 for Class A Shares.

(3) The Bloomberg Barclays 9-12 Month U.S. Treasury Bill Index measures the performance of U.S. Treasury bills, notes, and bonds with a remaining maturity between 9-12 months. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund’s return. You cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(4) The return shown for the Bloomberg Barclays 9-12 Month U.S. Treasury Bill Index is from the inception date of the Institutional Class Shares. The Bloomberg Barclays 9-12 Month U.S. Treasury Bill Index return from the inception date of the Class A Shares is 2.22%.

Summary of Funds’ Expenses – (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other expenses of the Funds. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual Expenses

The first lines of the tables below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the numbers in the first lines under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the tables below provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second lines of the tables below are useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Angel Oak Multi-Strategy Income Fund		Beginning Account Value, August 1, 2020	Ending Account Value, January 31, 2021	Expenses Paid During Period(1)	Annualized Expense Ratio
Class A	Actual	$1,000.00	$1,046.60	$6.74	1.31%
	Hypothetical(2)	$1,000.00	$1,018.55	$6.65	1.31%
Class C	Actual	$1,000.00	$1,044.10	$10.53	2.05%
	Hypothetical(2)	$1,000.00	$1,014.83	$10.38	2.05%
Institutional Class	Actual	$1,000.00	$1,049.00	$5.46	1.06%
	Hypothetical(2)	$1,000.00	$1,019.81	$5.38	1.06%

Angel Oak Financials Income Fund		Beginning Account Value, August 1, 2020	Ending Account Value, January 31, 2021	Expenses Paid During Period(1)	Annualized Expense Ratio
Class A	Actual	$1,000.00	$1,041.10	$4.82	0.94%
	Hypothetical(2)	$1,000.00	$1,020.41	$4.77	0.94%
Class C	Actual	$1,000.00	$1,036.40	$8.65	1.69%
	Hypothetical(2)	$1,000.00	$1,016.64	$8.57	1.69%
Institutional Class	Actual	$1,000.00	$1,041.40	$3.54	0.69%
	Hypothetical(2)	$1,000.00	$1,021.67	$3.51	0.69%

Angel Oak High Yield Opportunities Fund		Beginning Account Value, August 1, 2020	Ending Account Value, January 31, 2021	Expenses Paid During Period(1)	Annualized Expense Ratio
Class A	Actual	$1,000.00	$1,069.50	$4.68	0.90%
	Hypothetical(2)	$1,000.00	$1,020.61	$4.57	0.90%
Institutional Class	Actual	$1,000.00	$1,071.10	$3.38	0.65%
	Hypothetical(2)	$1,000.00	$1,021.87	$3.30	0.65%

Summary of Funds’ Expenses – (Unaudited) (continued)

Angel Oak UltraShort Income Fund		Beginning Account Value, August 1, 2020	Ending Account Value, January 31, 2021	Expenses Paid During Period(1)	Annualized Expense Ratio
Class A	Actual	$1,000.00	$1,015.40	$2.58	0.51%
	Hypothetical(2)	$1,000.00	$1,022.57	$2.59	0.51%
Institutional Class	Actual	$1,000.00	$1,016.60	$1.32	0.26%
	Hypothetical(2)	$1,000.00	$1,023.83	$1.32	0.26%

(1) Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent six month period and divided by the number of days in the most recent twelve month period (366). The annualized expense ratios reflect fee waiver and expense limitation arrangements, including interest expense, in effect during the period. The “Financial Highlights” tables in the Funds’ financial statements, included in the report, also show the gross expense ratios, without such reimbursements.

(2) Hypothetical assumes 5% annual return before expenses.

Portfolio Holdings – (Unaudited)

The investment objective of Angel Oak Multi-Strategy Income Fund is to seek current income.

The investment objective of Angel Oak Financials Income Fund is to seek current income with a secondary objective of total return.

* As a percentage of total investments. The percentages presented in the table above may differ from those in the Schedule of Investments because the percentages in the Schedule of Investments are calculated based on net assets.

Portfolio Holdings – (Unaudited) (continued)

The investment objective of Angel Oak High Yield Opportunities Fund is to earn a high level of current income with a secondary objective of capital appreciation.

The investment objective of Angel Oak UltraShort Income Fund is to provide current income while seeking to minimize price volatility and maintain liquidity.

* As a percentage of total investments. The percentages presented in the table above may differ from those in the Schedule of Investments because the percentages in the Schedule of Investments are calculated based on net assets.

Statements of Assets and Liabilities

January 31, 2021

	Multi-Strategy Income Fund (a)	Financials Income Fund	High Yield Opportunities Fund	UltraShort Income Fund
Assets
Investments in unaffiliated securities at fair value*	$6,576,937,615	$141,952,462	$72,610,612	$883,590,753
Investments in affiliated securities at fair value*	162,542,053	—	—	—
Cash	568,913	—	—	—
Deposit at broker for futures	250,067	—	—	207,737
Receivable for fund shares sold	94,812,825	204,055	14	4,931,918
Receivable for investments sold	67,314,019	175,614	—	4,195,584
Dividends and interest receivable	22,751,256	1,606,793	1,088,404	1,050,113
Prepaid expenses	174,048	45,957	35,282	71,111

Total Assets	6,925,350,796	143,984,881	73,734,312	894,047,216

Liabilities
Payable for credit agreements	200,000,000	—	—	—
Payable for reverse repurchase agreements	156,100,000	—	—	—
Payable for investments purchased	128,521,901	691,563	1,297,245	25,262,046
Payable for fund shares redeemed	17,303,979	281,004	5,721	5,501,370
Payable for distributions to shareholders	5,075,392	211,332	137,704	269,875
Interest payable for credit and reverse repurchase agreements	888,396	—	—	—
Payable to Adviser	4,635,305	74,588	16,787	128,848
Payable to administrator, fund accountant, and transfer agent	408,983	24,511	17,166	57,598
Payable to custodian	92,196	1,004	712	6,395
12b-1 fees accrued	158,584	11,999	838	14,008
Other accrued expenses	201,809	35,582	26,464	34,105

Total Liabilities	513,386,545	1,331,583	1,502,637	31,274,245

Net Assets	$6,411,964,251	$142,653,298	$72,231,675	$862,772,971

Net Assets consist of:
Paid-in capital	$7,342,857,233	$191,268,398	$73,847,400	$860,569,030
Total distributable earnings (accumulated deficit)	(930,892,982)	(48,615,100)	(1,615,725)	2,203,941

Net Assets	$6,411,964,251	$142,653,298	$72,231,675	$862,772,971

*Identified Cost:
Investments in unaffiliated securities	$6,602,965,395	$141,418,186	$71,194,443	$876,605,899
Investments in affiliated securities	164,124,854	—	—	—

Class A:
Net Assets	$396,711,002	$2,765,364	$3,986,431	$66,366,425

Shares outstanding (unlimited number of shares authorized, no par value)	38,022,771	314,416	338,352	6,584,668

Net asset value (“NAV”) per share	$10.43	$8.80	$11.78	$10.08

Offering price per share (NAV/0.9775) (b)	$10.67	$9.00	$12.05	$—

Class C:
Net Assets	$87,743,497	$5,552,540	$—	$—

Shares outstanding (unlimited number of shares authorized, no par value)	8,488,317	636,893	—	—

Net asset value (“NAV”) and offering price per share	$10.34	$8.72	$—	$—

Minimum redemption price per share (NAV*0.99) (c)	$10.23	$8.63	$—	$—

Institutional Class:
Net Assets	$5,927,509,752	$134,335,394	$68,245,244	$796,406,546

Shares outstanding (unlimited number of shares authorized, no par value)	569,515,964	15,284,573	5,817,340	78,922,897

Net asset value (“NAV”) and offering price per share	$10.41	$8.79	$11.73	$10.09

(a)	Statement has been consolidated. See Note 1 in the Notes to Financial Statements for basis of consolidation.
(b)	Class A shares impose a maximum 2.25% sales charge on purchases. This fee is not charged to shareholders of the UltraShort Income Fund.
(c)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged.

See accompanying notes which are an integral part of these financial statements.

Statements of Operations

For the year ended January 31, 2021

	Multi-Strategy Income Fund (a)	Financials Income Fund	High Yield Opportunities Fund	UltraShort Income Fund
Investment Income
Interest	$353,826,063	$8,106,681	$4,426,429	$12,393,204
Dividends from unaffiliated investments	2,575,349	244,738	4,281	—
Dividends from affiliate investments	5,776,998	—	—	—

Total Investment Income	362,178,410	8,351,419	4,430,710	12,393,204

Expenses
Investment Advisory (See Note 4)	55,543,007	1,471,259	386,896	2,463,834
Interest expense	10,589,290	36,834	295	724
Service fees	1,424,098	2,728	—	—
Fund accounting	1,133,960	44,079	41,793	145,679
12b-1 – Class A	985,899	15,242	15,924	97,918
12b-1 – Class C	978,052	58,133	—	—
Administration	705,168	50,097	31,061	83,026
Transfer agent	618,296	57,848	28,230	61,282
Custodian	374,310	7,781	3,965	32,123
Legal	354,280	14,321	3,873	28,333
Trustee	264,858	45,926	42,012	57,175
Printing	204,662	14,031	3,392	16,561
Registration	194,924	82,344	43,662	104,099
Audit & tax	65,578	31,842	23,984	27,228
Insurance	63,924	1,790	639	3,401
Compliance	15,848	15,848	15,848	15,848
Miscellaneous	108,221	5,148	2,451	7,525

Total Expenses	73,624,375	1,955,251	644,025	3,144,756

Fees contractually recouped (waived) by Adviser (See Note 4)	(842,658)	—	(170,565)	—
Fees voluntarily waived by Adviser (See Note 4)	—	(701,675)	—	(1,609,034)

Net expenses	72,781,717	1,253,576	473,460	1,535,722

Net Investment Income	289,396,693	7,097,843	3,957,250	10,857,482

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments in unaffiliated securities	(414,031,622)	(13,769,485)	(1,480,307)	(3,589,707)
Net realized gain (loss) on investments in affiliated securities	(864,917)	—	—	—
Net realized gain (loss) on futures contracts	(9,775,822)	—	—	(411,456)
Net change in unrealized appreciation (depreciation) on investments in unaffiliated securities	(49,744,655)	(4,986,669)	329,569	4,797,537
Net change in unrealized appreciation (depreciation) on investments in affiliated securities	(3,276,480)	—	—	—
Net change in unrealized appreciation (depreciation) on futures contracts	9,873,411	—	—	(436,228)

Net realized and unrealized gain (loss) on investments	(467,820,085)	(18,756,154)	(1,150,738)	360,146

Net increase (decrease) in net assets resulting from operations	$(178,423,392)	$(11,658,311)	$2,806,512	$11,217,628

(a)	Statement has been consolidated. See Notes 1 in the Notes to Financial Statements for basis of consolidation.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Statement of Cash Flows (a)

For the Year Ended January 31, 2021

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations	$(178,423,392)
Net adjustments to reconcile net decrease in net assets from operations to net cash provided by (used in) operating activities:
Net amortization and accretion of premium and discount	(39,421,402)
Net realized paydown gains on mortgage backed and other asset backed securities	(61,881,363)
Purchases of short-term investments, net	141,672,001
Purchases of investments	(4,354,222,755)
Proceeds from sales of long-term investments	5,164,347,526
Net change in unrealized (appreciation) depreciation on investments	53,021,134
Net change in unrealized (appreciation) depreciation on futures contracts	(9,873,411)
Net realized (gain) loss on investments	414,896,539
Net realized (gain) loss on futures contracts	9,775,822
(Increase) Decrease in:
Receivable for investments sold	65,095,642
Dividends and interest receivable	(1,617,267)
Prepaid expense	(67,181)
Increase (Decrease) in:
Payable for investments purchased	(20,996,535)
Interest payable for credit and reverse repurchase agreements	78,995
Variation margin on futures contracts	(168,411)
Payable to Adviser	(1,085,920)
Payable to administrator, fund accountant and transfer agent	(40,301)
Payable to custodian	22,296
12b-1 fees accrued	(44,825)
Other accrued expenses	(345,838)

Net cash provided by (used in) operating activities	1,180,721,354

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	4,120,340,936
Payment on shares redeemed	(5,282,018,897)
Distributions paid to shareholders	(75,750,903)
Purchases of reverse repurchase agreements	156,100,000
Proceeds from reverse repurchase agreements	(53,922,000)
Decrease in payable for credit agreements	(50,000,000)

Net cash provided by (used in) financing activities	(1,185,250,864)

Net change in cash	(4,529,510)

CASH:
Beginning Balance	5,348,490

Ending Balance	$818,980

SUPPLEMENTAL DISCLOSURES:
Cash paid for interest	$10,510,295
Non-cash financing activities - distributions reinvested	210,779,025
Non-cash financing activities - decrease in receivable for fund shares sold	59,528,307
Non-cash financing activities - decrease in payable for fund shares redeemed	377,144

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES:
Cash	3,245,981
Deposit at broker for futures	1,190,451
Deposit at broker for reverse repurchase agreements	912,058

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES:
Cash	568,913
Deposit at broker for futures	250,067

(a)	Statement has been consolidated. See Note 1 in the notes to Financial Statements for basis of consolidation.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended January 31, 2021 (a)	For the Year Ended January 31, 2020 (a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$289,396,693	$357,409,580
Net realized gain (loss) on investment transactions and futures contracts	(424,672,361)	(67,650,918)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(43,147,724)	111,648,142

Net increase (decrease) in net assets resulting from operations	(178,423,392)	401,406,804

Distributions to Shareholders
Distributions, Class A	(17,105,979)	(24,133,007)
Distributions, Class C	(3,574,699)	(4,251,542)
Distributions, Institutional Class	(263,765,172)	(332,840,103)

Total distributions	(284,445,850)	(361,224,652)

Capital Transactions – Class A
Proceeds from shares sold	168,363,355	178,400,372
Reinvestment of distributions	12,530,889	19,302,203
Amount paid for shares redeemed	(250,622,515)	(294,918,196)

Total Class A	(69,728,271)	(97,215,621)

Capital Transactions – Class C
Proceeds from shares sold	13,981,794	33,519,282
Reinvestment of distributions	2,821,148	3,613,180
Amount paid for shares redeemed	(37,873,553)	(23,803,674)

Total Class C	(21,070,611)	13,328,788

Capital Transactions – Institutional Class
Proceeds from shares sold	3,997,524,094	2,985,543,282
Reinvestment of distributions	195,426,988	247,376,800
Amount paid for shares redeemed	(4,993,145,685)	(2,671,552,193)

Total Institutional Class	(800,194,603)	561,367,889

Net increase (decrease) in net assets resulting from capital transactions	(890,993,485)	477,481,056

Total Increase (Decrease) in Net Assets	(1,353,862,727)	517,663,208

Net Assets
Beginning of period	7,765,826,978	7,248,163,770

End of period	$6,411,964,251	$7,765,826,978

Share Transactions – Class A
Shares sold	16,504,029	16,105,826
Shares issued in reinvestment of distributions	1,228,182	1,742,337
Shares redeemed	(24,403,707)	(26,623,966)

Total Class A	(6,671,496)	(8,775,803)

Share Transactions – Class C
Shares sold	1,370,759	3,052,618
Shares issued in reinvestment of distributions	279,597	329,002
Shares redeemed	(3,737,484)	(2,167,465)

Total Class C	(2,087,128)	1,214,155

Share Transactions – Institutional Class
Shares sold	394,413,362	269,958,901
Shares issued in reinvestment of distributions	19,186,968	22,363,357
Shares redeemed	(489,582,268)	(241,477,177)

Total Institutional Class	(75,981,938)	50,845,081

Net increase (decrease) in share transactions	(84,740,562)	43,283,433

(a)	Statement has been consolidated. See Note 1 in the Notes to Financial Statements for basis of consolidation.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financials Income Fund

Statements of Changes in Net Assets

	For the Year Ended January 31, 2021	For the Year Ended January 31, 2020
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$7,097,843	$9,217,747
Net realized gain (loss) on investment transactions	(13,769,485)	791,559
Net change in unrealized appreciation (depreciation) on investments	(4,986,669)	5,584,896

Net increase (decrease) in net assets resulting from operations	(11,658,311)	15,594,202

Distributions to Shareholders
Distributions, Class A	(254,753)	(393,425)
Return of capital, Class A	(6,989)	–
Distributions, Class C	(212,378)	(116,087)
Return of capital, Class C	(5,826)	–
Distributions, Institutional Class	(6,913,082)	(8,830,191)
Return of capital, Institutional Class	(189,527)	–

Total distributions	(7,582,555)	(9,339,703)

Capital Transactions – Class A
Proceeds from shares sold	1,047,372	10,793,760
Reinvestment of distributions	236,034	379,243
Amount paid for shares redeemed	(11,165,410)	(4,822,976)

Total Class A	(9,882,004)	6,350,027

Capital Transactions – Class C
Proceeds from shares sold	1,754,895	4,606,597
Reinvestment of distributions	171,672	89,410
Amount paid for shares redeemed	(2,027,050)	(672,696)

Total Class C	(100,483)	4,023,311

Capital Transactions – Institutional Class
Proceeds from shares sold	79,289,170	174,510,258
Reinvestment of distributions	4,327,984	7,903,550
Amount paid for shares redeemed	(190,014,760)	(52,255,398)

Total Institutional Class	(106,397,606)	130,158,410

Net increase (decrease) in net assets resulting from capital transactions	(116,380,093)	140,531,748

Total Increase (Decrease) in Net Assets	(135,620,959)	146,786,247

Net Assets
Beginning of period	278,274,257	131,488,010

End of period	$142,653,298	$278,274,257

Share Transactions – Class A
Shares sold	113,606	1,142,216
Shares issued in reinvestment of distributions	26,601	40,019
Shares redeemed	(1,255,302)	(511,997)

Total Class A	(1,115,095)	670,238

Share Transactions – Class C
Shares sold	199,714	490,224
Shares issued in reinvestment of distributions	19,753	9,516
Shares redeemed	(230,840)	(71,963)

Total Class C	(11,373)	427,777

Share Transactions – Institutional Class
Shares sold	8,772,324	18,525,570
Shares issued in reinvestment of distributions	489,301	835,806
Shares redeemed	(20,941,153)	(5,532,478)

Total Institutional Class	(11,679,528)	13,828,898

Net increase (decrease) in share transactions	(12,805,996)	14,926,913

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund

Statements of Changes in Net Assets

	For the Year Ended January 31, 2021	For the Year Ended January 31, 2020
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$3,957,250	$3,896,169
Net realized gain (loss) on investment transactions	(1,480,307)	(252,796)
Net change in unrealized appreciation (depreciation) on investments	329,569	2,249,727

Net increase (decrease) in net assets resulting from operations	2,806,512	5,893,100

Distributions to Shareholders
Distributions, Class A	(349,968)	(326,814)
Distributions, Institutional Class	(3,574,917)	(3,569,773)

Total distributions	(3,924,885)	(3,896,587)

Capital Transactions – Class A
Proceeds from shares sold	1,132,686	5,569,313
Reinvestment of distributions	349,623	326,335
Amount paid for shares redeemed	(5,119,991)	(1,012,215)

Total Class A	(3,637,682)	4,883,433

Capital Transactions – Institutional Class
Proceeds from shares sold	16,208,449	14,597,913
Reinvestment of distributions	741,538	2,550,641
Amount paid for shares redeemed	(12,530,487)	(2,640,433)

Total Institutional Class	4,419,500	14,508,121

Net increase (decrease) in net assets resulting from capital transactions	781,818	19,391,554

Total Increase (Decrease) in Net Assets	(336,555)	21,388,067

Net Assets
Beginning of period	72,568,230	51,180,163

End of period	$72,231,675	$72,568,230

Share Transactions – Class A
Shares sold	100,343	478,095
Shares issued in reinvestment of distributions	31,803	27,929
Shares redeemed	(454,641)	(86,859)

Total Class A	(322,495)	419,165

Share Transactions – Institutional Class
Shares sold	1,450,815	1,273,095
Shares issued in reinvestment of distributions	67,522	219,543
Shares redeemed	(1,233,464)	(226,374)

Total Institutional Class	284,873	1,266,264

Net increase (decrease) in share transactions	(37,622)	1,685,429

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Statements of Changes in Net Assets

	For the Year Ended January 31, 2021	For the Year Ended January 31, 2020
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$10,857,482	$6,993,847
Net realized gain (loss) on investment transactions and futures contracts	(4,001,163)	956,403
Net change in unrealized appreciation (depreciation) on investments and futures contracts	4,361,309	1,482,435

Net increase (decrease) in net assets resulting from operations	11,217,628	9,432,685

Distributions to Shareholders
Distributions, Class A	(704,448)	(628,556)
Distributions, Institutional Class	(10,533,725)	(6,654,747)

Total distributions	(11,238,173)	(7,283,303)

Capital Transactions – Class A
Proceeds from shares sold	57,413,686	63,947,191
Reinvestment of distributions	660,509	600,472
Amount paid for shares redeemed	(42,837,141)	(21,105,688)

Total Class A	15,237,054	43,441,975

Capital Transactions – Institutional Class
Proceeds from shares sold	857,339,413	330,510,853
Reinvestment of distributions	7,773,806	6,099,999
Amount paid for shares redeemed	(426,389,181)	(87,869,255)

Total Institutional Class	438,724,038	248,741,597

Net increase (decrease) in net assets resulting from capital transactions	453,961,092	292,183,572

Total Increase (Decrease) in Net Assets	453,940,547	294,332,954

Net Assets
Beginning of period	408,832,424	114,499,470

End of period	$862,772,971	$408,832,424

Share Transactions – Class A
Shares sold	5,723,104	6,333,056
Shares issued in reinvestment of distributions	66,239	59,469
Shares redeemed	(4,295,858)	(2,090,001)

Total Class A	1,493,485	4,302,524

Share Transactions – Institutional Class
Shares sold	85,602,077	32,753,940
Shares issued in reinvestment of distributions	778,651	604,393
Shares redeemed	(42,751,682)	(8,704,925)

Total Institutional Class	43,629,046	24,653,408

Net increase (decrease) in share transactions	45,122,531	28,955,932

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund – Class A

Consolidated Financial Highlights

(For a share outstanding during each period)

	For the Year Ended January 31, 2021	For the Year Ended January 31, 2020	For the Year Ended January 31, 2019	For the Year Ended January 31, 2018	For the Year Ended January 31, 2017
Selected Per Share Data:
Net asset value, beginning of period	$11.10	$11.04	$11.26	$11.30	$11.28

Income from investment operations:
Net investment income (loss)	0.46	0.50	0.52	0.54	0.60
Net realized and unrealized gain (loss) on investments	(0.68)	0.06	(0.22)	(0.02)	0.12

Total from investment operations	(0.22)	0.56	0.30	0.52	0.72

Less distributions to shareholders:
From net investment income	(0.45)	(0.50)	(0.52)	(0.56)	(0.70)

Total distributions	(0.45)	(0.50)	(0.52)	(0.56)	(0.70)

Net asset value, end of period	$10.43	$11.10	$11.04	$11.26	$11.30

Total return (a)(b)	(1.76% )	5.08%	2.72%	4.69%	6.64%

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$396,711	$496,114	$590,386	$538,699	$431,536
Ratio of expenses to average net assets before waiver and reimbursement (recapture) (c)	1.40%	1.37%	1.35%	1.36%	1.34%
Ratio of expenses to average net assets before waiver and reimbursement (recapture) excluding interest expense (c)	1.21%	1.20%	1.20%	1.20%	1.20%
Ratio of expenses to average net assets after waiver and reimbursement (recapture) (c)	1.38%	1.36%	1.37%	1.40%	1.38%
Ratio of expenses to average net assets after waiver and reimbursement (recapture) excluding interest expense (c)	1.19%	1.19%	1.22%	1.24%	1.24%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement (recapture) (c)	4.41%	4.46%	4.69%	4.80%	5.42%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement (recapture) (c)	4.43%	4.47%	4.67%	4.76%	5.38%
Portfolio turnover rate (b)	67.45%	62.94%	71.49%	81.13%	64.45%

(a) Total return does not include the effects of sales charges.
(b) Not annualized for any periods less than one year.
(c) Annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund – Class C

Consolidated Financial Highlights

(For a share outstanding during each period)

	For the Year Ended January 31, 2021	For the Year Ended January 31, 2020	For the Year Ended January 31, 2019	For the Year Ended January 31, 2018	For the Year Ended January 31, 2017
Selected Per Share Data:
Net asset value, beginning of period	$11.00	$10.95	$11.17	$11.23	$11.26

Income from investment operations:
Net investment income (loss)	0.37	0.41	0.44	0.46	0.56
Net realized and unrealized gain (loss) on investments	(0.66)	0.06	(0.22)	(0.03)	0.08

Total from investment operations	(0.29)	0.47	0.22	0.43	0.64

Less distributions to shareholders:
From net investment income	(0.37)	(0.42)	(0.44)	(0.49)	(0.67)

Total distributions	(0.37)	(0.42)	(0.44)	(0.49)	(0.67)

Net asset value, end of period	$10.34	$11.00	$10.95	$11.17	$11.23

Total return (a)(b)	(2.41% )	4.27%	2.04%	3.90%	5.87%

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$87,743	$116,328	$102,487	$86,923	$47,541
Ratio of expenses to average net assets before waiver and reimbursement (recapture) (c)	2.15%	2.12%	2.10%	2.11%	2.08%
Ratio of expenses to average net assets before waiver and reimbursement (recapture) excluding interest expense (c)	1.96%	1.95%	1.95%	1.95%	1.95%
Ratio of expenses to average net assets after waiver and reimbursement (recapture) (c)	2.13%	2.11%	2.12%	2.15%	2.12%
Ratio of expenses to average net assets after waiver and reimbursement (recapture) excluding interest expense (c)	1.94%	1.94%	1.97%	1.99%	1.99%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement (recapture) (c)	3.67%	3.70%	3.94%	4.03%	4.45%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement (recapture) (c)	3.69%	3.71%	3.92%	3.99%	4.41%
Portfolio turnover rate (b)	67.45%	62.94%	71.49%	81.13%	64.45%

(a) Total return does not include the effects of sales charges.
(b) Not annualized for any periods less than one year.
(c) Annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund – Institutional Class

Consolidated Financial Highlights

(For a share outstanding during each period)

	For the Year Ended January 31, 2021	For the Year Ended January 31, 2020	For the Year Ended January 31, 2019	For the Year Ended January 31, 2018	For the Year Ended January 31, 2017
Selected Per Share Data:
Net asset value, beginning of period	$11.08	$11.02	$11.23	$11.28	$11.27

Income from investment operations:
Net investment income (loss)	0.48	0.53	0.55	0.57	0.63
Net realized and unrealized gain (loss) on investments	(0.68)	0.06	(0.21)	(0.03)	0.12

Total from investment operations	(0.20)	0.59	0.34	0.54	0.75

Less distributions to shareholders:
From net investment income	(0.47)	(0.53)	(0.55)	(0.59)	(0.74)

Total distributions	(0.47)	(0.53)	(0.55)	(0.59)	(0.74)

Net asset value, end of period	$10.41	$11.08	$11.02	$11.23	$11.28

Total return (a)	(1.60% )	5.45%	3.05%	4.88%	6.96%

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$5,927,510	$7,153,385	$6,555,291	$5,826,546	$4,037,526
Ratio of expenses to average net assets before waiver and reimbursement (recapture) (b)	1.15%	1.12%	1.10%	1.11%	1.09%
Ratio of expenses to average net assets before waiver and reimbursement (recapture) excluding interest expense (b)	0.96%	0.95%	0.95%	0.95%	0.95%
Ratio of expenses to average net assets after waiver and reimbursement (recapture) (b)	1.13%	1.11%	1.12%	1.15%	1.13%
Ratio of expenses to average net assets after waiver and reimbursement (recapture) excluding interest expense (b)	0.94%	0.94%	0.97%	0.99%	0.99%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement (recapture) (b)	4.65%	4.70%	4.94%	5.06%	5.67%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement (recapture) (b)	4.67%	4.71%	4.92%	5.02%	5.63%
Portfolio turnover rate (a)	67.45%	62.94%	71.49%	81.13%	64.45%

(a) Not annualized for any periods less than one year.
(b) Annualized for period less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financials Income Fund – Class A

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended January 31, 2021	For the Year Ended January 31, 2020	For the Year Ended January 31, 2019	For the Year Ended January 31, 2018	For the Year Ended January 31, 2017
Selected Per Share Data:
Net asset value, beginning of period	$9.60	$9.33	$9.45	$9.42	$9.56

Income from investment operations:
Net investment income (loss)	0.34	0.40	0.44	0.40	0.48
Net realized and unrealized gain (loss) on investments	(0.75)	0.27	(0.13)	0.03	(0.17)

Total from investment operations	(0.41)	0.67	0.31	0.43	0.31

Less distributions to shareholders:
From net investment income	(0.38)	(0.40)	(0.43)	(0.40)	(0.45)
From return of capital	(0.01)	0.00	0.00	0.00	0.00

Total distributions	(0.39)	(0.40)	(0.43)	(0.40)	(0.45)

Net asset value, end of period	$8.80	$9.60	$9.33	$9.45	$9.42

Total return (a)(b)	(4.16% )	7.39%	3.36%	4.69%	3.47%

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$2,765	$13,720	$7,086	$9,377	$6,785
Ratio of expenses to average net assets before waiver and reimbursement (c)	1.39%	1.34%	1.42%	1.36%	1.47%
Ratio of expenses to average net assets before waiver and reimbursement excluding interest expense (c)	1.37%	1.34%	1.42%	1.36%	1.42%
Ratio of expenses to average net assets after waiver and reimbursement (c)	0.96%	0.94%	0.94%	0.94%	1.13%
Ratio of expenses to average net assets after waiver and reimbursement excluding interest expense (c)	0.94%	0.94%	0.94%	0.94%	1.08%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement (c)	3.63%	3.78%	4.22%	3.74%	4.44%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement (c)	4.06%	4.18%	4.70%	4.16%	4.78%
Portfolio turnover rate (b)	29.83%	35.55%	45.27%	101.75%	84.42%

(a) Total return does not include the effects of sales charges.
(b) Not annualized for any periods less than one year.
(c) Annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financials Income Fund – Class C

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended January 31, 2021	For the Year Ended January 31, 2020	For the Year Ended January 31, 2019	For the Year Ended January 31, 2018	For the Year Ended January 31, 2017
Selected Per Share Data:
Net asset value, beginning of period	$9.51	$9.25	$9.37	$9.37	$9.55

Income from investment operations:
Net investment income (loss)	0.30	0.34	0.37	0.33	0.35
Net realized and unrealized gain (loss) on investments	(0.76)	0.26	(0.12)	0.02	(0.11)

Total from investment operations	(0.46)	0.60	0.25	0.35	0.24

Less distributions to shareholders:
From net investment income	(0.32)	(0.34)	(0.37)	(0.35)	(0.42)
From return of capital	(0.01)	0.00	0.00	0.00	0.00

Total distributions	(0.33)	(0.34)	(0.37)	(0.35)	(0.42)

Net asset value, end of period	$8.72	$9.51	$9.25	$9.37	$9.37

Total return (a)(b)	(4.79% )	6.59%	2.69%	3.80%	2.73%

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$5,553	$6,162	$2,039	$1,465	$875
Ratio of expenses to average net assets before waiver and reimbursement (c)	2.15%	2.09%	2.17%	2.11%	2.15%
Ratio of expenses to average net assets before waiver and reimbursement excluding interest expense (c)	2.12%	2.09%	2.17%	2.11%	2.12%
Ratio of expenses to average net assets after waiver and reimbursement (c)	1.72%	1.69%	1.69%	1.69%	1.84%
Ratio of expenses to average net assets after waiver and reimbursement excluding interest expense (c)	1.69%	1.69%	1.69%	1.69%	1.81%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement (c)	2.97%	3.02%	3.49%	2.99%	3.58%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement (c)	3.40%	3.42%	3.97%	3.41%	3.89%
Portfolio turnover rate (b)	29.83%	35.55%	45.27%	101.75%	84.42%

(a) Total return does not include the effects of sales charges.
(b) Not annualized for any periods less than one year.
(c) Annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financials Income Fund – Institutional Class

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended January 31, 2021	For the Year Ended January 31, 2020	For the Year Ended January 31, 2019	For the Year Ended January 31, 2018	For the Year Ended January 31, 2017
Selected Per Share Data:
Net asset value, beginning of period	$9.58	$9.32	$9.44	$9.41	$9.56

Income from investment operations:
Net investment income (loss)	0.38	0.43	0.46	0.41	0.47
Net realized and unrealized gain (loss) on investments	(0.76)	0.26	(0.13)	0.05	(0.14)

Total from investment operations	(0.38)	0.69	0.33	0.46	0.33

Less distributions to shareholders:
From net investment income	(0.40)	(0.43)	(0.45)	(0.43)	(0.48)
From return of capital	(0.01)	0.00	0.00	0.00	0.00

Total distributions	(0.41)	(0.43)	(0.45)	(0.43)	(0.48)

Net asset value, end of period	$8.79	$9.58	$9.32	$9.44	$9.41

Total return (a)	(3.81% )	7.55%	3.61%	4.97%	3.69%

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$134,335	$258,392	$122,363	$106,494	$164,458
Ratio of expenses to average net assets before waiver and reimbursement (b)	1.14%	1.09%	1.17%	1.10%	1.19%
Ratio of expenses to average net assets before waiver and reimbursement excluding interest expense (b)	1.12%	1.09%	1.17%	1.10%	1.15%
Ratio of expenses to average net assets after waiver and reimbursement (b)	0.71%	0.69%	0.69%	0.69%	0.87%
Ratio of expenses to average net assets after waiver and reimbursement excluding interest expense (b)	0.69%	0.69%	0.69%	0.69%	0.83%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement (b)	3.91%	4.02%	4.48%	3.98%	4.66%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement (b)	4.34%	4.42%	4.96%	4.39%	4.98%
Portfolio turnover rate (a)	29.83%	35.55%	45.27%	101.75%	84.42%

(a) Not annualized for any periods less than one year.
(b) Annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund – Class A

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended January 31, 2021	For the Year Ended January 31, 2020	For the Year Ended January 31, 2019	For the Year Ended January 31, 2018	For the Period Ended January 31, 2017 (a)	For the Year Ended March 31, 2016
Selected Per Share Data:
Net asset value, beginning of period	$11.76	$11.39	$12.00	$11.92	$10.80	$11.73

Income from investment operations:
Net investment income (loss)	0.58	0.64	0.65	0.68	0.59 (b)	0.64 (b)
Net realized and unrealized gain (loss) on investments	0.03 (c)	0.37	(0.61)	0.06	1.10	(0.94)

Total from investment operations	0.61	1.01	0.04	0.74	1.69	(0.30)

Less distributions to shareholders:
From net investment income	(0.59)	(0.64)	(0.65)	(0.66)	(0.57)	(0.63)
From net realized gain	–	–	–	–	–	–

Total distributions	(0.59)	(0.64)	(0.65)	(0.66)	(0.57)	(0.63)

Net asset value, end of period	$11.78	$11.76	$11.39	$12.00	$11.92	$10.80

Total return (d)(e)	5.68%	9.08%	0.41%	6.34%	16.00%	(2.57% )

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$3,986	$7,771	$2,754	$1,298	$745	$705
Ratio of expenses to average net assets before waiver and reimbursement (f)	1.14%	1.14%	1.24%	1.27%	1.33%	1.11%
Ratio of expenses to average net assets after waiver and reimbursement (f)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement (f)	5.18%	5.20%	5.28%	5.34%	5.70%	N/A
Ratio of net investment income (loss) to average net assets after waiver and reimbursement (f)	5.42%	5.44%	5.62%	5.71%	6.13%	5.62%
Portfolio turnover rate (e)	58.02%	35.80%	33.27%	45.86%	70.87%	35.45%

(a) For the period April 1, 2016 to January 31, 2017. See Note 1 to the Financial Statements.
(b) Calculated based on average shares outstanding during the period.

(c) Net realized and unrealized gain (loss) per share includes balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain/(loss) in the Statements of Operations due to share transactions for the period.

(d) Total return does not include the effects of sales charges.
(e) Not annualized for any periods less than one year.
(f) Annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund – Institutional Class

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended January 31, 2021	For the Year Ended January 31, 2020	For the Year Ended January 31, 2019	For the Year Ended January 31, 2018	For the Period Ended January 31, 2017 (a)	For the Year Ended March 31, 2016
Selected Per Share Data:
Net asset value, beginning of period	$11.71	$11.35	$11.95	$11.89	$10.77	$11.71

Income from investment operations:
Net investment income (loss)	0.63	0.67	0.69	0.71	0.60	0.67 (b)
Net realized and unrealized gain (loss) on investments	0.01 (c)	0.36	(0.61)	0.04	1.12	(0.94)

Total from investment operations	0.64	1.03	0.08	0.75	1.72	(0.27)

Less distributions to shareholders:
From net investment income	(0.62)	(0.67)	(0.68)	(0.69)	(0.60)	(0.67)
From net realized gain	–	–	–	–	–	–

Total distributions	(0.62)	(0.67)	(0.68)	(0.69)	(0.60)	(0.67)

Net asset value, end of period	$11.73	$11.71	$11.35	$11.95	$11.89	$10.77

Total return (d)	5.97%	9.28%	0.74%	6.53%	16.28%	(2.30% )

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$68,245	$64,797	$48,426	$51,516	$47,979	$37,538
Ratio of expenses to average net assets before waiver and reimbursement (e)	0.89%	0.89%	0.99%	1.02%	1.07%	0.74%
Ratio of expenses to average net assets after waiver and reimbursement (e)	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement (e)	5.41%	5.52%	5.59%	5.61%	5.91%	N/A
Ratio of net investment income (loss) to average net assets after waiver and reimbursement (e)	5.65%	5.76%	5.93%	5.98%	6.33%	5.94%
Portfolio turnover rate (d)	58.02%	35.80%	33.27%	45.86%	70.87%	35.45%

(a) For the period April 1, 2016 to January 31, 2017. See Note 1 to the Financial Statements.
(b) Calculated based on average shares outstanding during the period.

(c) Net realized and unrealized gain (loss) per share includes balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain/(loss) in the Statements of Operations due to share transactions for the period.

(d) Not annualized for any periods less than one year.
(e) Annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund – Class A

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended January 31, 2021		For the Year Ended January 31, 2020	For the Period Ended January 31, 2019 (a)
Selected Per Share Data:
Net asset value, beginning of period	$10.12		$10.02	$10.01

Income from investment operations:
Net investment income (loss)	0.19		0.29	0.20
Net realized and unrealized gain (loss) on investments	(0.04	)(b)	0.10	0.01

Total from investment operations	0.15		0.39	0.21

Less distributions to shareholders:
From net investment income	(0.19)		(0.29)	(0.20)
From net realized gain	–		–	0.00 (c)

Total distributions	(0.19)		(0.29)	(0.20)

Net asset value, end of period	$10.08		$10.12	$10.02

Total return (d)	1.52%		3.92%	2.12%

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$66,366		$51,529	$7,903
Ratio of expenses to average net assets before waiver and reimbursement (e)	0.79%		0.84%	0.94%
Ratio of expenses to average net assets after waiver and reimbursement (e)	0.51%		0.50%	0.50%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement (e)	1.45%		2.22%	2.32%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement (e)	1.73%		2.56%	2.76%
Portfolio turnover rate (d)	81.48%		156.42%	178.59%

(a) Class commenced operations on April 30, 2018.

(b) Net realized and unrealized gain (loss) per share includes balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain/(loss) in the Statements of Operations due to share transactions for the period.

(c) Less than (0.005).
(d) Not annualized for any periods less than one year.
(e) Annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund – Institutional Class

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended January 31, 2021		For the Year Ended January 31, 2020	For the Period Ended January 31, 2019 (a)
Selected Per Share Data:
Net asset value, beginning of period	$10.12		$10.02	$10.00

Income from investment operations:
Net investment income (loss)	0.21		0.31	0.24
Net realized and unrealized gain (loss) on investments	(0.03	)(b)	0.10	0.02

Total from investment operations	0.18		0.41	0.26

Less distributions to shareholders:
From net investment income	(0.21)		(0.31)	(0.24)
From net realized gain	–		–	(0.00	)(c)

Total distributions	(0.21)		(0.31)	(0.24)

Net asset value, end of period	$10.09		$10.12	$10.02

Total return (d)	1.87%		4.16%	2.60%

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$796,407		$357,303	$106,596
Ratio of expenses to average net assets before waiver and reimbursement (e)	0.54%		0.59%	0.77%
Ratio of expenses to average net assets after waiver and reimbursement (e)	0.26%		0.25%	0.26%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement (e)	1.67%		2.58%	2.37%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement (e)	1.95%		2.92%	2.88%
Portfolio turnover rate (d)	81.48%		156.42%	178.59%

(a) Class commenced operations on April 2, 2018.

(b) Net realized and unrealized gain (loss) per share includes balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain/(loss) in the Statements of Operations due to share transactions for the period.

(c) Less than (0.005).
(d) Not annualized for any periods less than one year.
(e) Annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments

January 31, 2021

	Principal Amount	Value
Asset-Backed Securities – 9.46%
ACC Trust, Series 2019-1, Class B, 4.470%, 10/20/2022 (a)	$4,400,000	$4,512,908
Affirm Asset Securitization Trust, Series 2020-A, Class C, 6.230%, 2/18/2025 (a)	1,300,000	1,333,406
American Credit Acceptance Receivables Trust, Series 2020-1, Class E, 3.320%, 3/13/2026 (a)	3,000,000	3,098,595
American Credit Acceptance Receivables Trust, Series 2020-3, Class E, 3.880%, 8/13/2026 (a)	5,000,000	5,268,605
American Credit Acceptance Receivables Trust, Series 2019-4, Class F, 5.370%, 9/12/2026 (a)	800,000	840,396
American Credit Acceptance Receivables Trust, Series 2020-4, Class E, 3.650%, 12/14/2026 (a)	3,000,000	3,141,789
American Credit Acceptance Receivables Trust, Series 2021-1, Class E, 2.290%, 3/15/2027 (a)	3,500,000	3,499,880
American Credit Acceptance Receivables Trust, Series 2020-3, Class F, 5.940%, 6/14/2027 (a)	5,650,000	5,927,534
American Credit Acceptance Receivables Trust, Series 2021-1, Class F, 4.010%, 11/15/2027 (a)	650,000	649,833
Aqua Finance Trust, Series 2020-AA, Class B, 2.790%, 7/17/2046 (a)	2,450,000	2,564,366
Aqua Finance Trust, Series 2020-AA, Class C, 3.970%, 7/17/2046 (a)	5,200,000	5,416,138
Avant Loans Funding Trust, Series 2020-REV1, Class C, 4.170%, 5/15/2029 (a)	9,700,000	9,714,986
Avis Budget Rental Car Funding AESOP LLC, Series 2017-1A, Class C, 4.150%, 9/20/2023 (a)	2,300,000	2,369,609
Avis Budget Rental Car Funding AESOP LLC, Series 2018-1A, Class B, 4.000%, 9/20/2024 (a)	2,100,000	2,232,302
Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class B, 3.550%, 9/20/2025 (a)	6,450,000	6,895,630
Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class C, 4.240%, 9/20/2025 (a)	2,300,000	2,490,426
Avis Budget Rental Car Funding AESOP LLC, Series 2019-3A, Class B, 2.650%, 3/20/2026 (a)	9,176,000	9,636,773
Avis Budget Rental Car Funding AESOP LLC, Series 2019-3A, Class C, 3.150%, 3/20/2026 (a)	8,750,000	9,030,761
Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A, Class B, 2.680%, 8/20/2026 (a)	9,000,000	9,475,029
Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class B, 2.960%, 2/20/2027 (a)	4,025,000	4,309,753
Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class C, 4.250%, 2/20/2027 (a)	5,300,000	5,861,938
Carvana Auto Receivables Trust, Series 2019-1A, Class E, 5.640%, 1/15/2026 (a)	1,116,000	1,215,058
Carvana Auto Receivables Trust, Series 2019-2A, Class E, 5.010%, 4/15/2026 (a)	3,000,000	3,224,565
Carvana Auto Receivables Trust, Series 2019-3A, Class E, 4.600%, 7/15/2026 (a)	8,439,000	9,012,287
CF Hippolyta LLC, Series 2020-1, Class B1, 2.280%, 7/15/2060 (a)	2,863,137	2,919,543
Chase Auto Credit Linked Notes, Series 2020-1, Class E, 3.715%, 1/25/2028 (a)	906,884	922,059
CIG Auto Receivables Trust, Series 2019-1A, Class A, 3.300%, 8/15/2024 (a)	358,205	361,581
Consumer Loan Underlying Bond CLUB Credit Trust, Series 2019-P2, Class C, 4.410%, 10/15/2026 (a)	17,822,000	17,991,202
Consumer Loan Underlying Bond CLUB Credit Trust, Series 2020-P1, Class C, 4.610%, 3/15/2028 (a)	18,725,000	18,983,255
Consumer Loan Underlying Bond Credit Trust, Series 2018-P3, Class C, 5.540%, 1/15/2026 (a)	4,700,000	4,906,621
Consumer Loan Underlying Bond Credit Trust, Series 2019-P1, Class C, 4.660%, 7/15/2026 (a)	5,000,000	5,063,450
Consumer Underlying Bond Securitization, Series 2018-1, Class A, 4.790%, 2/17/2026 (a)	3,328,984	3,411,157
Continental Credit Card ABS LLC, Series 2019-1A, Class B, 4.950%, 8/15/2026 (a)	3,700,000	3,899,523
Continental Finance Credit Card ABS Master Trust, Series 2020-1A, Class A, 2.240%, 12/15/2028 (a)	1,500,000	1,510,158
Continental Finance Credit Card ABS Master Trust, Series 2020-1A, Class B, 3.660%, 12/15/2028 (a)	1,500,000	1,552,457

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value
Asset-Backed Securities – (continued)
Continental Finance Credit Card ABS Master Trust, Series 2020-1A, Class C, 5.750%, 12/15/2028 (a)	$1,700,000	$1,715,433
CPS Auto Receivables Trust, Series 2017-D, Class E, 5.300%, 6/17/2024 (a)	3,225,000	3,394,651
CPS Auto Receivables Trust, Series 2017-C, Class E, 5.720%, 9/16/2024 (a)	2,750,000	2,896,693
CPS Auto Receivables Trust, Series 2018-B, Class E, 5.610%, 12/16/2024 (a)	12,123,000	12,973,889
CPS Auto Receivables Trust, Series 2019-B, Class E, 5.000%, 3/17/2025 (a)	5,500,000	5,842,348
CPS Auto Receivables Trust, Series 2019-C, Class E, 4.300%, 7/15/2025 (a)	20,356,000	21,390,736
CPS Auto Receivables Trust, Series 2019-D, Class E, 3.860%, 10/15/2025 (a)	5,000,000	5,252,265
CPS Auto Receivables Trust, Series 2020-A, Class E, 4.090%, 12/15/2025 (a)	10,000,000	10,467,420
CPS Auto Receivables Trust, Series 2019-C, Class F, 6.940%, 9/15/2026 (a)	3,500,000	3,713,133
CPS Auto Receivables Trust, Series 2020-A, Class F, 6.930%, 3/15/2027 (a)	2,500,000	2,651,710
CPS Auto Receivables Trust, Series 2020-C, Class E, 4.220%, 5/15/2027 (a)	2,700,000	2,881,351
CPS Auto Trust, Series 2018-C, Class E, 6.070%, 9/15/2025 (a)	2,350,000	2,515,785
CPS Auto Trust, Series 2021-A, Class E, 2.530%, 3/15/2028 (a)	6,320,000	6,362,224
Credibly Asset Securitization LLC, Series 2018-1A, Class A, 4.800%, 11/15/2023 (a)	937,000	939,399
DT Auto Owner Trust, Series 2019-1A, Class E, 4.940%, 2/17/2026 (a)	3,750,000	3,957,218
DT Auto Owner Trust, Series 2019-2A, Class E, 4.460%, 5/15/2026 (a)	3,000,000	3,173,469
DT Auto Owner Trust, Series 2019-3A, Class E, 3.850%, 8/17/2026 (a)	2,370,000	2,489,495
DT Auto Owner Trust, Series 2019-4A, Class E, 3.930%, 10/15/2026 (a)	8,500,000	8,941,490
DT Auto Owner Trust, Series 2021-1A, Class E, 2.380%, 1/18/2028 (a)	2,000,000	1,999,989
ENVA LLC, Series 2019-A, Class A, 3.960%, 6/20/2026 (a)	359,459	360,668
Exeter Automobile Receivables Trust, Series 2019-2A, Class E, 4.680%, 5/15/2026 (a)	2,500,000	2,665,028
Exeter Automobile Receivables Trust, Series 2019-3A, Class E, 4.000%, 8/17/2026 (a)	4,480,000	4,721,987
Exeter Automobile Receivables Trust, Series 2020-1A, Class E, 3.740%, 1/15/2027 (a)	13,000,000	13,586,523
Exeter Automobile Receivables Trust, Series 2020-3A, Class F, 5.560%, 6/15/2027	4,750,000	4,970,633
First Investors Auto Owner Trust, Series 2017-3A, Class E, 4.920%, 8/15/2024 (a)	1,500,000	1,567,148
First Investors Auto Owner Trust, Series 2019-1A, Class F, 6.150%, 7/15/2026 (a)	300,000	311,079
First Investors Auto Owner Trust, Series 2021-1A, Class D, 1.620%, 3/15/2027 (a)	1,250,000	1,266,883
First Investors Auto Owner Trust, Series 2021-1A, Class E, 3.350%, 4/15/2027 (a)	1,000,000	1,040,822
Flagship Credit Auto Trust, Series 2016-2, Class D, 8.560%, 11/15/2023 (a)	900,000	911,111
Flagship Credit Auto Trust, Series 2018-3, Class E, 5.280%, 12/15/2025 (a)	4,800,000	5,221,162
Flagship Credit Auto Trust, Series 2020-1, Class E, 3.520%, 6/15/2027 (a)	839,000	879,473
Flagship Credit Auto Trust, Series 2020-3, Class E, 4.980%, 12/15/2027 (a)	2,150,000	2,382,211
Flagship Credit Auto Trust, Series 2020-4, Class E, 3.840%, 7/17/2028 (a)	3,000,000	3,219,636
Foursight Capital Automobile Receivables Trust, Series 2018-1, Class E, 5.560%, 1/16/2024 (a)	1,400,000	1,494,140
Foursight Capital Automobile Receivables Trust, Series 2020-1, Class E, 3.490%, 4/15/2026 (a)	1,100,000	1,150,747
Foursight Capital Automobile Receivables Trust, Series 2019-1, Class F, 5.570%, 11/16/2026 (a)	1,600,000	1,662,152
Foursight Capital Automobile Receivables Trust, Series 2021-1, Class D, 1.320%, 3/15/2027 (a)(b)	750,000	752,568
Foursight Capital Automobile Receivables Trust, Series 2021-1, Class E, 2.980%, 4/15/2027 (a)(b)	2,500,000	2,507,873
Foursight Capital Automobile Receivables Trust, Series 2020-1, Class F, 4.620%, 6/15/2027 (a)	1,250,000	1,263,645
FREED ABS Trust, Series 2018-2, Class C, 5.880%, 10/20/2025 (a)	6,350,000	6,463,360
FREED ABS Trust, Series 2019-2, Class C, 4.860%, 11/18/2026 (a)	13,470,000	13,705,321
FREED ABS Trust, Series 2020-FP1, Class B, 3.060%, 3/18/2027 (a)	1,800,000	1,841,686

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value
Asset-Backed Securities – (continued)
Genesis Sales Finance Master Trust, Series 2019-AA, Class A, 4.680%, 8/20/2023 (a)	$1,400,000	$1,406,313
GLS Auto Receivables Issuer Trust, Series 2020-4A, Class E, 3.510%, 2/15/2024 (a)	1,000,000	1,047,721
GLS Auto Receivables Issuer Trust, Series 2020-3A, Class D, 2.270%, 5/15/2026 (a)	2,000,000	2,067,946
GLS Auto Receivables Issuer Trust, Series 2019-3A, Class D, 3.840%, 5/15/2026 (a)	19,000,000	19,826,538
GLS Auto Receivables Issuer Trust, Series 2020-1A, Class D, 3.680%, 11/16/2026 (a)	8,300,000	8,668,877
GLS Auto Receivables Issuer Trust, Series 2020-3A, Class E, 4.310%, 7/15/2027 (a)	1,000,000	1,077,812
Goodgreen Trust, Series 2017-2A, Class A, 3.260%, 10/15/2053 (a)	6,084,874	6,362,205
Hertz Vehicle Financing II LP, Series 2017-1A, Class B, 3.560%, 10/25/2021 (a)	10,300,000	10,369,123
Hertz Vehicle Financing II LP, Series 2016-2A, Class B, 3.940%, 3/25/2022 (a)	10,700,000	10,771,808
Hertz Vehicle Financing II LP, Series 2016-2A, Class D, 5.970%, 3/25/2022 (a)	2,778,000	2,790,515
Hertz Vehicle Financing II LP, Series 2018-2A, Class D, 6.140%, 6/25/2022 (a)	5,172,000	5,195,300
Hertz Vehicle Financing II LP, Series 2019-1A, Class D, 6.360%, 3/25/2023 (a)	12,452,000	12,508,096
Hertz Vehicle Financing II LP, Series 2018-1A, Class D, 5.860%, 2/25/2024 (a)	4,000,000	4,025,236
Hertz Vehicle Financing II LP, Series 2019-2A, Class D, 6.120%, 5/25/2025 (a)	7,500,000	7,518,750
Hertz Vehicle Financing II LP, Series 2019-3A, Class D, 5.000%, 12/25/2025 (a)	2,700,000	2,712,164
HOA Funding LLC, Series 2015-1A, Class B, 9.000%, 8/20/2044 (a)	1,000,000	920,618
LendingPoint Asset Securitization Trust, Series 2020-REV1, Class A, 2.731%, 10/15/2028 (a)	3,000,000	3,036,318
LL ABS Trust, Series 2020-1A, Class B, 3.790%, 1/17/2028 (a)	1,900,000	1,972,054
LL ABS Trust, Series 2020-1A, Class C, 6.540%, 1/17/2028 (a)	2,200,000	2,305,879
Marlette Funding Trust, Series 2018-1A, Class D, 4.850%, 3/15/2028 (a)	13,600,000	13,698,002
Marlette Funding Trust, Series 2018-2A, Class C, 4.370%, 7/17/2028 (a)	1,344,752	1,360,610
Marlette Funding Trust, Series 2020-2A, Class D, 4.650%, 9/16/2030 (a)	6,240,000	6,669,193
Mosaic Solar Loan Trust, Series 2019-1A, Class B, 0.000%, 12/21/2043 (a)(c)	2,934,756	2,765,951
Mosaic Solar Loans LLC, Series 2017-2A, Class D, 0.000%, 6/22/2043 (a)(c)	1,469,263	1,434,616
Newtek Small Business Loan Trust, Series 2018-1, Class B, 4.000% (PRIME + 0.750%), 2/25/2044 (a)(d)	2,108,645	1,978,134
OneMain Financial Issuance Trust, Series 2020-2A, Class A, 1.750%, 9/14/2035 (a)	9,000,000	9,321,201
OneMain Financial Issuance Trust, Series 2020-2A, Class D, 3.450%, 9/14/2035 (a)	6,000,000	6,315,888
PMIT, Series 2019-3A, Class D, 6.550%, 9/15/2025 (a)	10,000,000	10,084,890
Prestige Auto Receivables Trust, Series 2020-1A, Class E, 3.670%, 2/15/2028 (a)	1,000,000	1,057,532
Santander Consumer Auto Receivables Trust, Series 2021-AA, Class E, 3.280%, 3/15/2027 (a)	1,750,000	1,831,900
Santander Consumer Auto Receivables Trust, Series 2021-AA, Class F, 5.790%, 8/15/2028 (a)	500,000	519,129
Santander Consumer Auto Receivables Trust, Series 2020-BA, Class F, 7.030%, 8/15/2028 (a)	1,900,000	2,076,632
SolarCity LMC II LLC, Series 2014-1, Class A, 4.590%, 4/20/2044 (a)	1,368,577	1,415,290
Stone Street Receivables Funding LLC, Series 2015-1A, Class C, 5.600%, 12/15/2054 (a)	840,676	827,672
Tesla Auto Lease Trust, Series 2020-A, Class E, 4.640%, 8/20/2024 (a)	2,500,000	2,608,000
Theorem Funding Trust, Series 2020-1A, Class B, 3.950%, 10/15/2026 (a)	3,800,000	3,944,799
UMPT, Series 2019-ST3, Class A, 3.750%, 11/15/2025 (a)	5,130,920	5,187,406
UMPT, Series 2019-ST4, Class A, 3.750%, 12/15/2025 (a)	2,952,865	2,984,449
UMPT, Series 2019-ST5, Class A, 3.750%, 1/15/2026 (a)	2,493,747	2,519,106
Upstart Pass-Through Trust, Series 2021-ST1, Class A, 2.750%, 2/20/2027 (a)	2,000,000	2,004,270
Upstart Pass-Through Trust, Series 2021-ST2, Class A, 2.500%, 4/20/2027 (a)(b)	7,000,000	7,017,360
Upstart Pass-Through Trust, Series 2020-ST1, Class A, 3.750%, 2/20/2028 (a)	1,861,444	1,889,231
Upstart Pass-Through Trust, Series 2020-ST2, Class A, 3.500%, 3/20/2028 (a)	7,445,007	7,565,654
Upstart Pass-Through Trust, Series 2020-ST3, Class A, 3.350%, 4/20/2028 (a)	3,105,616	3,183,303
Upstart Pass-Through Trust, Series 2021-1, Class C, 4.060%, 3/20/2031 (a)(b)	2,500,000	2,499,612
Upstart Securitization Trust, Series 2019-3, Class C, 5.381%, 1/20/2030 (a)	4,750,000	4,918,193
Upstart Securitization Trust, Series 2020-3, Class C, 6.250%, 11/20/2030 (a)	13,327,000	14,144,305
US Auto Funding LLC, Series 2019-1A, Class A, 3.610%, 4/15/2022 (a)	141,824	142,127

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value
Asset-Backed Securities – (continued)
Verizon Owner Trust, Series 2019-C, Class A1B, 0.551% (1 Month LIBOR USD + 0.420%), 4/22/2024 (d)	$2,500,000	$2,516,290
Veros Automobile Receivables Trust, Series 2020-1, Class C, 2.990%, 6/15/2025 (a)	2,410,000	2,459,846
Veros Automobile Receivables Trust, Series 2018-1, Class D, 5.740%, 8/15/2025 (a)	3,100,000	3,179,890
Veros Automobile Receivables Trust, Series 2020-1, Class D, 5.640%, 2/15/2027 (a)	2,555,000	2,607,891
Westlake Automobile Receivables Trust, Series 2019-3A, Class F, 4.720%, 4/15/2026 (a)	5,000,000	5,084,225
Westlake Automobile Receivables Trust, Series 2020-3A, Class E, 3.340%, 6/15/2026 (a)	4,350,000	4,493,159
Westlake Automobile Receivables Trust, Series 2020-3A, Class F, 5.110%, 5/17/2027 (a)	8,750,000	9,005,955

TOTAL ASSET-BACKED SECURITIES (Cost – $580,881,456)		$606,643,111

Collateralized Debt Obligations – 1.02%
Anchorage Credit Funding Ltd., Series 2018-5A, Class DR, 5.500%, 4/25/2036 (a)	2,000,000	2,020,000
Anchorage Credit Funding Ltd., Series 2015-2A, Class ERV, 7.044%, 4/25/2038 (a)	5,000,000	4,822,050
Anchorage Credit Funding Ltd., Series 2020-11A, Class E, 7.050%, 4/25/2038 (a)(e)	7,000,000	6,752,809
Anchorage Credit Funding Ltd., Series 2020-12A, Class D, 5.927%, 10/25/2038 (a)	7,000,000	7,070,000
Anchorage Credit Funding Ltd., Series 2020-12A, Class E, 6.908%, 10/25/2038 (a)	7,000,000	6,738,914
Financial Institution Note Securitization Ltd., Series 2015-1A, Class A, 5.000%, 7/30/2026 (a)(e)(f)	153,038	154,689
Financial Institution Note Securitization Ltd., Series 2015-1A, Class C, 7.000%, 7/30/2026 (a)(f)	6,275,000	6,270,294
Financial Institution Note Securitization Ltd., Series 2015-1, 11.660%, 7/30/2026 (a)(e)(f)(g)	11,231,000	10,444,830
Financial Institution Note Securitization Ltd., Series 2019-1A, Class A, 3.900%, 7/17/2034 (a)(g)	5,000,000	5,075,000
Hildene TruPS Financials Note Securitization Ltd., Series 2018-1A, Class A1, 1.585% (3 Month LIBOR USD + 1.360%), 10/12/2038 (a)(d)(e)	4,913,860	4,840,152
Hildene TruPS Financials Note Securitization Ltd., Series 2018-1A, Class B, 4.265% (3 Month LIBOR USD + 4.040%), 10/12/2038 (a)(d)(e)	3,400,000	3,247,000
Hildene TruPS Financials Note Securitization Ltd., Series 2019-2A, Class A1, 1.973% (3 Month LIBOR USD + 1.760%), 5/23/2039 (a)(d)(e)	3,864,102	3,786,820
Hildene TruPS Financials Note Securitization Ltd., Series 2019-2A, Class A2, 2.663% (3 Month LIBOR USD + 2.450%), 5/23/2039 (a)(d)(e)	4,000,000	3,960,000

TOTAL COLLATERALIZED DEBT OBLIGATIONS (Cost – $65,770,371)		$65,182,558

Collateralized Loan Obligations – 7.58%
ABPCI Direct Lending Fund CLO Ltd., Series 2020-8A, Class D, 5.974% (3 Month LIBOR USD + 5.750%), 4/20/2032 (a)(d)(e)	2,500,000	2,499,955
Apex Credit CLO Ltd., Series 2015-2A, Class CR, 2.123% (3 Month LIBOR USD + 1.900%), 10/19/2026 (a)(d)	5,000,000	5,007,060
Ares XL CLO Ltd., Series 2016-40A, Class DR, 6.591% (3 Month LIBOR USD + 6.350%), 1/15/2029 (a)(d)	8,600,000	8,488,544
Ares XXXVII CLO Ltd., Series 2015-4A, Class SUB, 0.000%, 10/15/2030 (a)(e)(h)	3,000,000	2,040,000
Atrium XV, Series 15A, Class D, 3.218% (3 Month LIBOR USD + 3.000%), 1/23/2031 (a)(d)	4,000,000	4,020,500
Atrium XV, Series 15A, Class E, 6.068% (3 Month LIBOR USD + 5.850%), 1/23/2031 (a)(d)	6,500,000	6,448,897
Babson CLO Ltd., Series 2016-1A, Class ER, 6.218% (3 Month LIBOR USD + 6.000%), 7/23/2030 (a)(d)	8,600,000	8,249,593

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value
Collateralized Loan Obligations – (continued)
Babson CLO Ltd., Series 2015-2A, Class DR, 3.174% (3 Month LIBOR USD + 2.950%), 10/21/2030 (a)(d)	$1,250,000	$1,256,274
Bain Capital Credit CLO, Series 2019-1A, Class E, 6.803% (3 Month LIBOR USD + 6.580%), 4/19/2032 (a)(d)	1,700,000	1,708,208
Barings CLO Ltd., Series 2020-1A, Class D, 3.991% (3 Month LIBOR USD + 3.750%), 10/15/2032 (a)(d)	3,000,000	3,014,469
Barings Middle Market CLO Ltd., Series 2018-II, Class COM, 0.000%, 1/15/2031 (e)(h)	1,500,000	1,379,512
BCC Middle Market CLO LLC, Series 2019-1A, Class B, 3.837% (3 Month LIBOR USD + 3.600%), 10/20/2031 (a)(d)	8,000,000	8,019,408
BlackRock Elbert CLO V Ltd., Series 5A, Class D, 5.664% (3 Month LIBOR USD + 5.400%), 12/15/2031 (a)(d)(e)	2,250,000	2,249,563
BlackRock Elbert CLO V Ltd., Series 5I, Class E, 9.664% (3 Month LIBOR USD + 9.400%), 12/15/2031 (d)(e)	5,625,000	5,624,584
Canyon CLO Ltd., Series 2020-1A, Class E, 5.241% (3 Month LIBOR USD + 5.000%), 7/17/2028 (a)(d)	6,500,000	6,500,000
Cerberus Loan Funding LP, Series 2018-1A, Class C, 2.591% (3 Month LIBOR USD + 2.350%), 4/15/2030 (a)(d)	1,500,000	1,470,844
Cerberus Loan Funding LP, Series 2020-1A, Class D, 5.541% (3 Month LIBOR USD + 5.300%), 10/15/2031 (a)(d)(e)	3,500,000	3,512,012
Cerberus Loan Funding LP, Series 2020-2A, Class D, 5.283% (3 Month LIBOR USD + 5.050%), 10/15/2032 (a)(d)(e)	2,500,000	2,499,677
CFIP CLO Ltd., Series 2013-1A, Class ER, 6.874% (3 Month LIBOR USD + 6.650%), 4/20/2029 (a)(d)(e)	2,900,000	2,811,141
CSMC Trust, Series 2017-RPL3, Class B5, 4.547%, 8/25/2057 (a)(h)	10,915,426	10,779,584
Diamond CLO Ltd., Series 2019-1A, Class E, 8.268% (3 Month LIBOR USD + 8.050%), 4/25/2029 (a)(d)(e)	9,750,000	9,749,668
Dorchester Park CLO DAC, Series 2015-1A, Class ER, 5.224% (3 Month LIBOR USD + 5.000%), 4/20/2028 (a)(d)	1,000,000	987,693
Dryden CLO Ltd., Series 2018-64A, Class D, 2.873% (3 Month LIBOR USD + 2.650%), 4/18/2031 (a)(d)	1,350,000	1,344,480
Dryden Senior Loan Fund, Series 2016-45A, Class ER, 6.091% (3 Month LIBOR USD + 5.850%), 10/15/2030 (a)(d)	3,000,000	2,982,240
Ellington CLO III Ltd., Series 2018-3A, Class C, 2.474% (3 Month LIBOR USD + 2.250%), 7/22/2030 (a)(d)	2,700,000	2,661,787
Ellington CLO IV Ltd., Series 2019-4A, Class C, 3.541% (3 Month LIBOR USD + 3.300%), 4/16/2029 (a)(d)	4,612,500	4,623,482
First Eagle Commercial Loan Funding LLC, Series 2016-1A, Class CR, 5.218% (3 Month LIBOR USD + 5.000%), 1/26/2032 (a)(d)	9,000,000	9,007,479
Fortress Credit Opportunities IX CLO Ltd., Series 2017-9A, Class C, 2.871% (3 Month LIBOR USD + 2.650%), 11/15/2029 (a)(d)	2,750,000	2,741,802
Fortress Credit Opportunities XI CLO Ltd., Series 2018-11, Class C, 2.741% (3 Month LIBOR USD + 2.500%), 4/15/2031 (a)(d)	1,750,000	1,721,004
Gallatin CLO IX Ltd., Series 2018-1A, Class C1, 2.324% (3 Month LIBOR USD + 2.100%), 1/21/2028 (a)(d)	2,750,000	2,734,691
Garrison Funding Ltd., Series 2018-2RA, Class BR, 3.394% (3 Month LIBOR USD + 3.170%), 11/20/2029 (a)(d)	6,550,000	6,324,005
Garrison MML CLO LP, Series 2019-1A, Class B, 4.074% (3 Month LIBOR USD + 3.850%), 7/21/2031 (a)(d)	3,100,000	3,102,675

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value
Collateralized Loan Obligations – (continued)
Golub Capital Partners CLO Ltd., Series 2019-45A, Class C, 4.024% (3 Month LIBOR USD + 3.800%), 10/20/2031 (a)(d)	$5,350,000	$5,359,427
Golub Capital Partners Ltd., Series 2020-47A, Class C1, 3.475% (3 Month LIBOR USD + 3.250%), 5/5/2032 (a)(d)	8,600,000	8,611,687
Halcyon Loan Advisors Funding Ltd., Series 2013-1X, Class C, 3.741% (3 Month LIBOR USD + 3.500%), 4/15/2025 (d)(i)	2,500,000	2,382,883
Hayfin US Ltd., Series 2020-12A, Class D, 4.409% (3 Month LIBOR USD + 4.160%), 1/20/2034 (a)(d)	8,000,000	7,879,328
Highbridge Loan Management, Series 3A-2014, Class DR, 6.723% (3 Month LIBOR USD + 6.500%), 7/18/2029 (a)(d)	1,700,000	1,644,706
ICG US CLO Ltd., Series 2021-1A, Class E, 0.000% (3 Month LIBOR USD + 6.330%), 4/17/2034 (a)(b)(d)	4,000,000	3,880,000
JFIN CLO Ltd., Series 2013-1A, Class DR, 7.594% (3 Month LIBOR USD + 7.370%), 1/22/2030 (a)(d)	3,900,000	3,912,995
KKR CLO Ltd., Series 18, Class E, 6.676% (3 Month LIBOR USD + 6.450%), 7/18/2030 (a)(d)	2,000,000	1,985,396
KKR CLO Ltd., Series 14, Class ER, 6.391% (3 Month LIBOR USD + 6.150%), 7/15/2031 (a)(d)	1,750,000	1,720,456
Lake Shore MM CLO III LLC, Series 2020-1A, Class C, 4.979% (3 Month LIBOR USD + 4.750%), 10/15/2029 (a)(d)	5,300,000	5,317,675
Lake Shore MM CLO III LLC, Series 2020-1A, Class D, 6.859% (3 Month LIBOR USD + 6.630%), 10/15/2029 (a)(d)(e)	10,000,000	10,006,170
Lockwood Grove CLO Ltd., Series 2014-1A, Class CRR, 2.218% (3 Month LIBOR USD + 2.000%), 1/25/2030 (a)(d)	7,978,500	7,840,512
Madison Park Funding Ltd., Series 2018-30A, Class D, 2.741% (3 Month LIBOR USD + 2.500%), 4/16/2029 (a)(d)	1,340,000	1,309,724
Magnetite Ltd., Series 2015-16A, Class DR, 2.373% (3 Month LIBOR USD + 2.150%), 1/18/2028 (a)(d)	500,000	502,098
Magnetite Ltd., Series 2014-8A, Class DR2, 3.141% (3 Month LIBOR USD + 2.900%), 4/15/2031 (a)(d)	2,000,000	2,009,732
Magnetite Ltd., Series 2020-28A, Class D, 3.717% (3 Month LIBOR USD + 3.500%), 10/27/2031 (a)(d)	1,750,000	1,758,372
Marble Point CLO Ltd., Series 2020-1A, Class D, 3.968% (3 Month LIBOR USD + 3.750%), 4/20/2033 (a)(d)	4,000,000	4,019,576
Marble Point CLO Ltd., Series 2020-3A, Class D, 0.000% (3 Month LIBOR USD + 3.900%), 1/19/2034 (a)(b)(d)	3,000,000	2,980,512
MMCF CLO LLC, Series 2019-2A, Class B, 3.691% (3 Month LIBOR USD + 3.450%), 4/16/2029 (a)(d)	6,000,000	5,999,916
Monroe Capital CLO Ltd., Series 2020-1A, Class E, 9.078% (3 Month LIBOR USD + 8.850%), 8/20/2031 (a)(d)(e)	3,250,000	3,252,301
Monroe Capital MML CLO Ltd., Series 2017-1A, Class E, 7.572% (3 Month LIBOR USD + 7.350%), 4/23/2029 (a)(d)(e)	5,450,000	5,400,678
Monroe Capital MML CLO Ltd., Series 2018-1A, Class C, 2.491% (3 Month LIBOR USD + 2.250%), 4/15/2030 (a)(d)	4,800,000	4,700,750
Monroe Capital MML CLO Ltd., Series 2018-1A, Class E, 7.141% (3 Month LIBOR USD + 6.900%), 4/15/2030 (a)(d)(e)	1,625,000	1,580,267
Monroe Capital MML CLO Ltd., Series 2018-2A, Class D, 4.263% (3 Month LIBOR USD + 4.050%), 11/22/2030 (a)(d)(e)	2,000,000	1,934,442
Monroe Capital MML CLO Ltd., Series 2018-2A, Class E, 7.463% (3 Month LIBOR USD + 7.250%), 11/22/2030 (a)(d)(e)	5,150,000	5,074,568

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value
Collateralized Loan Obligations – (continued)
Monroe Capital MML CLO Ltd., Series 2020-1A, Class D, 7.128% (3 Month LIBOR USD + 6.900%), 8/20/2031 (a)(d)(e)	$11,000,000	$11,052,822
Monroe Capital MML CLO Ltd., Series 2019-2A, Class D, 5.222% (3 Month LIBOR USD + 5.000%), 10/22/2031 (a)(d)(e)	1,700,000	1,691,153
Mountain View CLO Ltd., Series 2014-1A, Class CRR, 2.241% (3 Month LIBOR USD + 2.000%), 10/15/2026 (a)(d)(j)	13,000,000	13,013,247
Neuberger Berman CLO XV Ltd., Series 2013-15A, Class DR, 3.291% (3 Month LIBOR USD + 3.050%), 10/15/2029 (a)(d)	2,750,000	2,763,893
Neuberger Berman CLO XX Ltd., Series 2015-20A, Class FR, 7.691% (3 Month LIBOR USD + 7.450%), 1/18/2028 (a)(d)(e)	3,000,000	2,999,826
NewStar Berkeley Fund CLO LLC, Series 2016-1A, Class CR, 4.018% (3 Month LIBOR USD + 3.800%), 10/25/2028 (a)(d)	10,000,000	10,009,070
Newstar Exeter Fund CLO LLC, Series 2015-1RA, Class DR, 4.124% (3 Month LIBOR USD + 3.900%), 1/20/2027 (a)(d)(e)	3,000,000	2,988,519
Northwoods Capital XII-B Ltd., Series 2018-12BA, Class C, 2.367% (3 Month LIBOR USD + 2.150%), 6/16/2031 (a)(d)	7,050,000	6,860,651
Ocean Trails CLO, Series 2013-4A, Class CR, 2.021% (3 Month LIBOR USD + 1.800%), 8/13/2025 (a)(d)	2,000,000	2,004,122
Octagon Investment Partners Ltd., Series 2018-18A, Class D, 5.733% (3 Month LIBOR USD + 5.510%), 4/16/2031 (a)(d)	1,700,000	1,587,659
Octagon Investment Partners Ltd., Series 2020-4A, Class D, 4.470% (3 Month LIBOR USD + 4.300%), 10/17/2033 (a)(d)	10,500,000	10,555,262
OZLM XII Ltd., Series 2015-12A, Class E, 6.864% (3 Month LIBOR USD + 6.650%), 4/30/2027 (a)(d)(e)	1,000,000	806,048
Palmer Square Loan Funding Ltd., Series 2019-3A, Class D, 5.574% (3 Month LIBOR USD + 5.350%), 8/20/2027 (a)(d)	7,750,000	7,789,052
Palmer Square Ltd., Series 2020-1A, Class C, 3.224% (3 Month LIBOR USD + 3.000%), 4/20/2029 (a)(d)	5,000,000	5,010,615
PennantPark CLO I Ltd., Series 2019-1A, Class C1, 4.241% (3 Month LIBOR USD + 4.000%), 10/15/2031 (a)(d)	5,900,000	5,916,325
Regatta X Funding Ltd., Series 2017-3A, Class SUB, 0.000%, 1/17/2031 (a)(e)(h)	2,500,000	1,600,000
RR Ltd., Series 2018-5A, Class C, 3.341% (3 Month LIBOR USD + 3.100%), 10/15/2031 (a)(d)	3,400,000	3,416,772
RR Ltd., Series 2020-12A, Class DR2, 6.971% (3 Month LIBOR USD + 6.720%), 1/15/2036 (a)(d)	8,650,000	8,477,000
Saranac CLO VIII Ltd., Series 2020-8A, Class CN, 3.024% (3 Month LIBOR USD + 2.800%), 2/22/2033 (a)(d)	3,000,000	3,014,064
Saranac CLO VIII Ltd., Series 2020-8A, Class E, 8.344% (3 Month LIBOR USD + 8.120%), 2/22/2033 (a)(d)	5,250,000	5,256,059
Shackleton CLO Ltd., Series 2015-8A, Class CR, 1.873% (3 Month LIBOR USD + 1.650%), 10/20/2027 (a)(d)	3,195,500	3,156,969
Sound Point CLO Ltd., Series 2017-3A, Class D, 6.724% (3 Month LIBOR USD + 6.500%), 10/21/2030 (a)(d)	3,800,000	3,668,064
Sound Point CLO Ltd., Series 2014-1RA, Class E, 6.323% (3 Month LIBOR USD + 6.100%), 7/18/2031 (a)(d)	4,500,000	4,247,937
Steele Creek CLO Ltd., Series 2018-1A, Class C, 2.141% (3 Month LIBOR USD + 1.900%), 4/15/2031 (a)(d)	4,500,000	4,323,609
Steele Creek CLO Ltd., Series 2016-1A, Class CR, 2.117% (3 Month LIBOR USD + 1.900%), 6/16/2031 (a)(d)(j)	17,806,577	17,250,104

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value
Collateralized Loan Obligations – (continued)
Steele Creek CLO Ltd., Series 2016-1A, Class FR, 7.117% (3 Month LIBOR USD + 6.900%), 6/16/2031 (a)(d)(e)	$1,000,000	$703,354
Stewart Park CLO Ltd., Series 2015-1A, Class ER, 5.521% (3 Month LIBOR USD + 5.280%), 1/15/2030 (a)(d)	5,250,000	5,045,250
Symphony CLO Ltd., Series 2013-12A, Class DR, 3.491% (3 Month LIBOR USD + 3.250%), 10/15/2025 (a)(d)	5,330,000	5,355,696
Symphony CLO XII Ltd., Series 2013-12A, Class E, 5.141% (3 Month LIBOR USD + 4.900%), 10/15/2025 (a)(d)	2,000,000	1,948,946
TCP Waterman CLO Ltd., Series 2016-1A, Class B, 3.667% (3 Month LIBOR USD + 3.450%), 12/15/2028 (a)(d)	1,000,000	1,000,036
TCW CLO Ltd., Series 2020-1A, Class DR, 3.924% (3 Month LIBOR USD + 3.700%), 10/20/2031 (a)(d)	10,000,000	10,051,520
THL Credit Lake Shore MM CLO I Ltd., Series 2019-1A, Class C, 4.041% (3 Month LIBOR USD + 3.800%), 4/15/2030 (a)(d)	6,350,000	6,354,953
THL Credit Lake Shore MM CLO I Ltd., Series 2019-1A, Class E, 8.741% (3 Month LIBOR USD + 8.500%), 4/15/2030 (a)(d)(e)	1,600,000	1,599,880
THL Credit Lake Shore MM CLO II Ltd., Series 2019-2A, Class C, 3.823% (3 Month LIBOR USD + 3.600%), 10/17/2031 (a)(d)	4,200,000	4,205,872
THL Credit Wind River CLO Ltd., Series 2012-2A, Class INC, 0.000%, 1/20/2026 (a)(e)(h)	3,000,000	840,000
Tralee CLO II Ltd., Series 2013-1A, Class CR, 3.024% (3 Month LIBOR USD + 2.800%), 7/20/2029 (a)(d)	1,975,000	1,968,745
Tralee CLO V Ltd., Series 2018-5A, Class C, 2.424% (3 Month LIBOR USD + 2.200%), 10/20/2028 (a)(d)	8,300,000	8,236,190
Venture 40 CLO Ltd., Series 2020-40A, Class D2, 5.465% (3 Month LIBOR USD + 5.260%), 11/24/2031 (a)(d)	9,000,000	9,019,467
Voya CLO Ltd., Series 2014-2A, Class ER, 7.923% (3 Month LIBOR USD + 7.700%), 4/17/2030 (a)(d)(e)	2,000,000	1,576,616
Wellfleet CLO Ltd., Series 2015-1A, Class SUB, 0.000%, 7/20/2029 (a)(e)(h)	4,900,000	735,000
Wellfleet CLO X Ltd., Series 2019-XA, Class C, 4.084% (3 Month LIBOR USD + 3.860%), 4/20/2032 (a)(d)	4,150,000	4,170,347
Woodmont Trust, Series 2020-7A, Class D, 5.547% (3 Month LIBOR USD + 5.400%), 1/15/2032 (a)(d)	13,000,000	13,000,000
Z Capital Credit Partners CLO Ltd., Series 2015-1A, Class CR, 2.073% (3 Month LIBOR USD + 1.850%), 7/16/2027 (a)(d)	8,300,000	8,042,725
Zais CLO Ltd., Series 2016-2A, Class B, 3.541% (3 Month LIBOR USD + 3.300%), 10/16/2028 (a)(d)	3,150,000	3,104,886
Zais CLO Ltd., Series 2020-15A, Class C, 4.969% (3 Month LIBOR USD + 4.750%), 7/29/2030 (a)(d)	16,500,000	16,539,567
Zais CLO Ltd., Series 2018-2A, Class C, 2.574% (3 Month LIBOR USD + 2.350%), 7/21/2031 (a)(d)	6,750,000	6,673,010

TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost – $485,176,480)		$486,255,904

Commercial Mortgage-Backed Securities – 2.24%
Atrium Hotel Portfolio, Series 2018-ATRM, Class A, 1.076% (1 Month LIBOR USD + 0.950%), 6/15/2035 (a)(d)	1,014,000	1,012,729
BBCMS Mortgage Trust, Series 2020-BID, Class A, 2.266% (1 Month LIBOR USD + 2.140%), 10/15/2037 (a)(d)	10,000,000	10,062,590
BBCMS Mortgage Trust, Series 2020-C7, Class A5, 2.037%, 4/17/2053	5,000,000	5,174,895

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value
Commercial Mortgage-Backed Securities – (continued)
Benchmark Mortgage Trust, Series 2020-B19, Class A5, 1.850%, 9/17/2053	$8,000,000	$8,124,968
BHP Trust, Series 2019-BXHP, Class A, 1.101% (1 Month LIBOR USD + 0.975%), 8/15/2036 (a)(d)	1,630,730	1,628,687
BTH Mortgage-Backed Securities Trust, Series 2018-3, Class A, 2.640% (1 Month LIBOR USD + 2.500%), 6/7/2022 (d)	2,392,246	2,401,154
BX Commercial Mortgage Trust, Series 2018-BIOA, Class A, 0.797% (1 Month LIBOR USD + 0.671%), 3/16/2037 (a)(d)	1,100,000	1,101,375
BX Commercial Mortgage Trust, Series 2020-VIV4, Class A, 2.843%, 3/11/2044 (a)	3,000,000	3,190,236
BX Trust, Series 2019-ATL, Class A, 1.213% (1 Month LIBOR USD + 1.087%), 10/15/2036 (a)(d)	6,850,000	6,841,417
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class A, 1.196% (1 Month LIBOR USD + 1.070%), 12/15/2037 (a)(d)	1,795,000	1,797,244
Capital Funding Mortgage Trust, Series 2020-9, Class B, 15.900% (1 Month LIBOR USD + 14.900%), 11/13/2022 (a)(d)	4,750,000	4,760,925
CLNY Trust, Series 2019-IKPR, Class A, 1.256% (1 Month LIBOR USD + 1.129%), 11/15/2038 (a)(d)	5,000,000	4,968,705
Commercial Mortgage Trust, Series 2020-SBX, Class A, 1.670%, 1/10/2038 (a)	500,000	514,012
Commercial Mortgage Trust, Series 2013-CR8, Class ASFL, 0.866% (1 Month LIBOR USD + 0.740%), 6/12/2046 (a)(d)	2,029,585	2,012,987
Credit Suisse Commercial Mortgage Securities Corp., Series 2019-SKLZ, Class A, 1.376% (1 Month LIBOR USD + 1.250%), 1/17/2034 (a)(d)	6,000,000	5,951,760
CSMCM Trust, Series 2018-RPL3, 3.416%, 7/25/2050 (a)(e)	13,542,624	12,636,906
DBGS Mortgage Trust, Series 2018-BIOD, Class A, 0.930% (1 Month LIBOR USD + 0.803%), 5/15/2035 (a)(d)	3,016,452	3,021,166
GS Mortgage Securities Corp. Trust, Series 2018-TWR, Class G, 4.051% (1 Month LIBOR USD + 3.925%), 7/15/2031 (a)(d)	500,000	450,013
GS Mortgage Securities Corp. Trust, Series 2017-500K, Class A, 0.827% (1 Month LIBOR USD + 0.700%), 7/15/2032 (a)(d)	250,000	250,625
GS Mortgage Securities Corp. Trust, Series 2019-70P, Class A, 1.126% (1 Month LIBOR USD + 1.000%), 10/15/2036 (a)(d)	4,051,747	4,036,529
Harvest SBA Loan Trust, Series 2018-1, Class A, 2.380% (1 Month LIBOR USD + 2.250%), 9/26/2044 (a)(d)	1,956,050	1,891,761
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-PTC, Class A, 1.326% (1 Month LIBOR USD + 1.200%), 4/15/2031 (a)(d)	3,500,000	3,430,549
KKR Industrial Portfolio Trust, Series 2020-AIP, Class A, 1.164% (1 Month LIBOR USD + 1.037%), 3/16/2037 (a)(d)	4,821,029	4,831,582
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class C, 6.268%, 7/15/2040 (e)(h)	2,650,000	1,459,323
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class G, 4.236%, 2/16/2046 (a)(e)(h)	1,000,000	147,908
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class H, 4.236%, 2/16/2046 (a)(e)(h)	10,318,259	65,996
MSCG Trust, Series 2018-SELF, Class A, 1.026% (1 Month LIBOR USD + 0.900%), 10/15/2037 (a)(d)	843,000	844,054
Sutherland Commercial Mortgage Loans, Series 2017-SBC6, Class A, 3.192%, 4/25/2023 (a)(h)	835,650	839,886
Sutherland Commercial Mortgage Loans, Series 2017-SBC6, Class B, 5.031%, 6/25/2024 (a)(h)	7,000,000	7,226,149
Velocity Commercial Capital Loan Trust, Series 2017-1, Class AFL, 1.380% (1 Month LIBOR USD + 1.250%), 5/25/2047 (a)(d)	36,700	36,805

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value
Commercial Mortgage-Backed Securities – (continued)
Velocity Commercial Capital Loan Trust, Series 2017-1, Class AFX, 3.000%, 5/25/2047 (a)(h)	$58,719	$58,948
Velocity Commercial Capital Loan Trust, Series 2020-1, Class AFX, 2.610%, 2/25/2050 (a)(h)	834,047	849,012
Wells Fargo Commercial Mortgage Trust, Series 2020-SOP, Class A, 1.267% (1 Month LIBOR USD + 1.140%), 1/16/2035 (a)(d)	3,000,000	3,001,872
Wells Fargo Commercial Mortgage Trust, Series 2021-SAVE, Class A, 1.300% (1 Month LIBOR USD + 1.150%), 2/15/2040 (a)(b)(d)	9,000,000	9,000,000
WF-RBS Commercial Mortgage Trust, Series 2014-C20, Class C, 4.513%, 5/17/2047 (h)	2,000,000	1,865,278
X-CALI Mortgage Trust, Series 2019-1, Class B1, 16.290% (1 Month LIBOR USD + 14.140%), 11/6/2021 (a)(d)	5,950,000	6,143,491
X-CALI Mortgage Trust, Series 2020-1, Class B1, 9.150% (1 Month LIBOR USD + 7.500%), 2/15/2023 (a)(d)	2,700,000	2,696,001
X-CALI Mortgage Trust, Series 2020-2, Class B1, 9.550% (1 Month LIBOR USD + 7.500%), 2/15/2023 (a)(d)	7,000,000	7,057,120
X-CALI Mortgage Trust, Series 2020-5, Class A, 4.250% (1 Month LIBOR USD + 3.250%), 10/16/2023 (a)(d)	5,000,000	5,038,765
X-CALI Mortgage Trust, Series 2020-5, Class B1, 9.250% (1 Month LIBOR USD + 8.250%), 10/16/2023 (a)(d)	7,000,000	7,302,316

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost – $147,061,532)		$143,725,739

Commercial Mortgage-Backed Securities – U.S. Government Agency – 8.03%
Federal Home Loan Mortgage Corp., Series 2015-KF09, Class B, 5.494% (1 Month LIBOR USD + 5.350%), 5/25/2022 (a)(d)	452,353	457,574
Federal Home Loan Mortgage Corp., Series K-F10, Class A, 0.524% (1 Month LIBOR USD + 0.380%), 7/25/2022 (d)	125,685	125,676
Federal Home Loan Mortgage Corp., Series 2016-KF25, Class B, 5.144% (1 Month LIBOR USD + 5.000%), 10/25/2023 (a)(d)	142,575	142,571
Federal Home Loan Mortgage Corp., Series 2020-KI05, Class B, 2.430% (1 Month LIBOR USD + 2.300%), 7/25/2024 (a)(d)	4,846,894	4,777,007
Federal Home Loan Mortgage Corp., Series K-F35, Class A, 0.494% (1 Month LIBOR USD + 0.350%), 8/25/2024 (d)	1,047,348	1,055,264
Federal Home Loan Mortgage Corp., Series K-F34, Class A, 0.504% (1 Month LIBOR USD + 0.360%), 8/25/2024 (d)	693,358	695,601
Federal Home Loan Mortgage Corp., Series 2017-KF34, Class B, 2.844% (1 Month LIBOR USD + 2.700%), 8/25/2024 (a)(d)	924,478	933,540
Federal Home Loan Mortgage Corp., Series 2017-KF35, Class B, 2.894% (1 Month LIBOR USD + 2.750%), 8/25/2024 (a)(d)	392,756	396,786
Federal Home Loan Mortgage Corp., Series 2018-KF42, Class B, 2.344% (1 Month LIBOR USD + 2.200%), 12/25/2024 (a)(d)	57,784	57,766
Federal Home Loan Mortgage Corp., Series K-F53, Class A, 0.534% (1 Month LIBOR USD + 0.390%), 10/25/2025 (d)	241,127	237,046
Federal Home Loan Mortgage Corp., Series 2019-KF58, Class B, 2.294% (1 Month LIBOR USD + 2.150%), 1/25/2026 (a)(d)	166,969	167,542
Federal Home Loan Mortgage Corp., Series K F16, Class A, 0.774% (1 Month LIBOR USD + 0.630%), 3/25/2026 (d)	19,693	19,638
Federal Home Loan Mortgage Corp., Series 2019-KF64, Class B, 2.444% (1 Month LIBOR USD + 2.300%), 6/25/2026 (a)(d)	4,257,582	4,223,083
Federal Home Loan Mortgage Corp., Series 2017-KSW3, Class B, 2.894% (1 Month LIBOR USD + 2.750%), 5/25/2027 (a)(d)	2,550,970	2,620,977

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value
Commercial Mortgage-Backed Securities – U.S. Government Agency – (continued)
Federal Home Loan Mortgage Corp., Series 2017-KF33, Class B, 2.694% (1 Month LIBOR USD + 2.550%), 6/25/2027 (a)(d)	$922,944	$920,599
Federal Home Loan Mortgage Corp., Series 2017-KF37, Class B, 2.894% (1 Month LIBOR USD + 2.750%), 6/25/2027 (a)(d)	1,356,257	1,385,631
Federal Home Loan Mortgage Corp., Series K-F86, Class AL, 0.415% (1 Month LIBOR USD + 0.290%), 8/25/2027 (d)	3,393,954	3,405,045
Federal Home Loan Mortgage Corp., Series K-739, Class A2, 1.336%, 9/25/2027	12,000,000	12,252,900
Federal Home Loan Mortgage Corp., Series K-740, Class A2, 1.470%, 9/25/2027	22,000,000	22,812,790
Federal Home Loan Mortgage Corp., Series K-F93, Class AS, 0.391% (SOFR30A + 0.310%), 10/25/2027 (d)	16,998,887	17,086,329
Federal Home Loan Mortgage Corp., Series K-F93, Class AL, 0.405% (1 Month LIBOR USD + 0.280%), 10/25/2027 (d)	10,999,280	10,977,688
Federal Home Loan Mortgage Corp., Series 2018-KF48, Class B, 2.194% (1 Month LIBOR USD + 2.050%), 6/25/2028 (a)(d)	198,230	192,553
Federal Home Loan Mortgage Corp., Series 2018-KR07, Class B, 4.081%, 9/25/2028 (a)(h)	2,250,000	2,381,517
Federal Home Loan Mortgage Corp., Series 2018-KF54, Class B, 2.344% (1 Month LIBOR USD + 2.200%), 11/25/2028 (d)	6,459,943	6,322,534
Federal Home Loan Mortgage Corp., Series K-F59, Class A, 0.684% (1 Month LIBOR USD + 0.540%), 2/25/2029 (d)	84,764	84,745
Federal Home Loan Mortgage Corp., Series 2020-KF76, Class B, 2.894% (1 Month LIBOR USD + 2.750%), 1/25/2030 (a)(d)	7,000,000	7,231,553
Federal Home Loan Mortgage Corp., Series K-108, Class A2, 1.517%, 3/25/2030	8,000,000	8,192,088
Federal Home Loan Mortgage Corp., Series K-109, Class A2, 1.558%, 4/25/2030	8,471,000	8,697,032
Federal Home Loan Mortgage Corp., Series K-F79, Class AL, 0.614% (1 Month LIBOR USD + 0.470%), 5/28/2030 (d)	4,998,473	5,038,585
Federal Home Loan Mortgage Corp., Series K-F80, Class AL, 0.584% (1 Month LIBOR USD + 0.440%), 6/25/2030 (d)	5,000,000	5,024,320
Federal Home Loan Mortgage Corp., Series K-F80, Class AS, 0.593% (SOFR30A + 0.510%), 6/25/2030 (d)	5,000,000	5,042,230
Federal Home Loan Mortgage Corp., Series K-F84, Class AL, 0.444% (1 Month LIBOR USD + 0.300%), 7/25/2030 (d)	6,372,075	6,415,940
Federal Home Loan Mortgage Corp., Series K-116, Class A2, 1.378%, 7/25/2030	13,000,000	13,121,667
Federal Home Loan Mortgage Corp., Series K-117, Class A2, 1.406%, 8/25/2030	8,000,000	8,138,160
Federal Home Loan Mortgage Corp., Series K-F87, Class AS, 0.431% (SOFR30A + 0.350%), 8/26/2030 (d)	10,000,000	10,053,070
Federal Home Loan Mortgage Corp., Series K-F87, Class AL, 0.475% (1 Month LIBOR USD + 0.350%), 8/26/2030 (d)	15,000,000	15,117,405
Federal Home Loan Mortgage Corp., Series K-F88, Class AS, 0.431% (SOFR30A + 0.350%), 9/25/2030 (d)	5,000,000	5,052,165
Federal Home Loan Mortgage Corp., Series K-F88, Class AL, 0.455% (1 Month LIBOR USD + 0.330%), 9/25/2030 (d)	16,000,000	16,030,016
Federal Home Loan Mortgage Corp., Series K-F89, Class AS, 0.453% (SOFR30A + 0.370%), 9/25/2030 (d)	7,705,439	7,800,439
Federal Home Loan Mortgage Corp., Series K-F89, Class AL, 0.464% (1 Month LIBOR USD + 0.320%), 9/25/2030 (d)	9,631,799	9,643,839
Federal Home Loan Mortgage Corp., Series K-F90, Class AL, 0.455% (1 Month LIBOR USD + 0.330%), 9/25/2030 (d)	13,000,000	13,016,458
Federal Home Loan Mortgage Corp., Series K-F90, Class AS, 0.461% (SOFR30A + 0.380%), 9/25/2030 (d)	7,500,000	7,600,635

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value
Commercial Mortgage-Backed Securities – U.S. Government Agency – (continued)
Federal Home Loan Mortgage Corp., Series K-118, Class A2, 1.493%, 9/25/2030	$10,000,000	$10,162,690
Federal Home Loan Mortgage Corp., Series K-SG1, Class A2, 1.503%, 9/25/2030	10,000,000	10,215,710
Federal Home Loan Mortgage Corp., Series K-119, Class A2, 1.566%, 9/25/2030	12,000,000	12,298,332
Federal Home Loan Mortgage Corp., Series K-F92, Class AS, 0.441% (SOFR30A + 0.360%), 10/25/2030 (d)	5,000,000	5,057,765
Federal Home Loan Mortgage Corp., Series K-F91, Class AL, 0.455% (1 Month LIBOR USD + 0.330%), 10/25/2030 (d)	9,999,380	10,012,039
Federal Home Loan Mortgage Corp., Series K-F92, Class AL, 0.455% (1 Month LIBOR USD + 0.330%), 10/25/2030 (d)	3,250,000	3,278,408
Federal Home Loan Mortgage Corp., Series K-F91, Class AS, 0.461% (SOFR30A + 0.380%), 10/25/2030 (d)	4,999,690	5,066,396
Federal Home Loan Mortgage Corp., Series K-120, Class A2, 1.500%, 10/25/2030	10,000,000	10,221,470
Federal Home Loan Mortgage Corp., Series K-121, Class A2, 1.547%, 10/25/2030	17,000,000	17,447,729
Federal Home Loan Mortgage Corp., Series K-F96, Class AS, 0.383% (SOFR30A + 0.300%), 11/25/2030 (d)	1,000,000	1,001,876
Federal Home Loan Mortgage Corp., Series K-F95, Class AL, 0.385% (1 Month LIBOR USD + 0.260%), 11/25/2030 (d)	35,999,200	36,111,770
Federal Home Loan Mortgage Corp., Series K-F94, Class AS, 0.421% (SOFR30A + 0.340%), 11/25/2030 (d)	5,000,000	5,028,140
Federal Home Loan Mortgage Corp., Series K-F94, Class AL, 0.425% (1 Month LIBOR USD + 0.300%), 11/25/2030 (d)	8,000,000	8,027,520
Federal Home Loan Mortgage Corp., Series K-G04, Class X1, 0.854%, 11/25/2030 (h)(k)	36,997,631	2,624,168
Federal Home Loan Mortgage Corp., Series K-G04, Class A2, 1.487%, 11/25/2030	35,000,000	36,096,795
Federal Home Loan Mortgage Corp., Series K-122, Class A2, 1.521%, 11/25/2030	23,000,000	23,541,443
Federal Home Loan Mortgage Corp., Series K-123, Class A2, 1.621%, 12/25/2030	10,000,000	10,299,940
Federal Home Loan Mortgage Corp., Series K-F97, Class AS, 0.333% (SOFR30A + 0.250%), 12/26/2030 (d)	7,500,000	7,511,723
Federal Home Loan Mortgage Corp., Series K-F95, Class AS, 0.381% (SOFR30A + 0.300%), 12/26/2030 (d)	17,000,000	17,166,107
Federal Home Loan Mortgage Corp., Series K-F96, Class AL, 0.404% (1 Month LIBOR USD + 0.260%), 12/26/2030 (d)	500,000	501,877
Federal Home Loan Mortgage Corp., Series 2021-MN1, Class M1, 2.086% (SOFR30A + 2.000%), 1/25/2051 (a)(d)	2,700,000	2,748,171
Federal Home Loan Mortgage Corp., Series 2021-MN1, Class M2, 3.836% (SOFR30A + 3.750%), 1/25/2051 (a)(d)	3,700,000	3,944,133
Federal Home Loan Mortgage Corp., Series 2019-K736, Class C, 3.758%, 9/25/2052 (a)(h)	3,000,000	3,241,029
Federal National Mortgage Association, Series 2019-01, Class M10, 3.380% (1 Month LIBOR USD + 3.250%), 10/15/2049 (a)(d)	2,000,000	2,016,600
Federal National Mortgage Association, Series 2019-01, Class M7, 1.830% (1 Month LIBOR USD + 1.700%), 10/25/2049 (a)(d)	4,732,860	4,709,158
Federal National Mortgage Association, Series 2019-01, Class B10, 5.630% (1 Month LIBOR USD + 5.500%), 10/25/2049 (a)(d)	1,500,000	1,352,408
Federal National Mortgage Association, Series 2019-01, Class CE, 8.880% (1 Month LIBOR USD + 8.750%), 10/25/2049 (a)(d)	2,000,000	1,825,043
Federal National Mortgage Association, Series 2020-01, Class M7, 2.080% (1 Month LIBOR USD + 1.950%), 3/25/2050 (a)(d)	3,999,971	4,035,047
Federal National Mortgage Association, Series 2020-01, Class M10, 3.880% (1 Month LIBOR USD + 3.750%), 3/25/2050 (a)(d)	5,800,000	6,081,613

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value
Commercial Mortgage-Backed Securities – U.S. Government Agency – (continued)
Federal National Mortgage Association, Series 2020-01, Class CE, 7.630% (1 Month LIBOR USD + 7.500%), 3/25/2050 (a)(d)	$9,100,000	$8,621,831

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES – U.S. GOVERNMENT AGENCY (Cost – $513,123,763)		$515,194,935

Corporate Obligations – 6.28%
Basic Materials – 0.48%
Big River Steel LLC / BRS Finance Corp., 6.625%, 1/31/2029 (a)	7,800,000	8,431,410
Clearwater Paper Corp., 4.750%, 8/15/2028 (a)	4,700,000	4,871,903
Mercer International, Inc., 5.500%, 1/15/2026	2,600,000	2,670,109
Mercer International, Inc., 5.125%, 2/1/2029 (a)	2,100,000	2,136,078
Methanex Corp., 5.125%, 10/15/2027	7,800,000	8,127,366
Resolute Forest Products, Inc., 4.875%, 3/1/2026 (a)(b)	1,800,000	1,793,250
Taseko Mines Ltd., 7.000%, 2/15/2026 (a)(b)	3,000,000	2,992,500

		31,022,616

Communications – 0.18%
CommScope Technologies Finance LLC, 6.000%, 6/15/2025 (a)	3,994,000	4,079,272
Consolidated Communications, Inc., 6.500%, 10/1/2028 (a)	3,900,000	4,248,387
Gray Television, Inc., 5.875%, 7/15/2026 (a)	1,700,000	1,766,937
Townsquare Media, Inc., 6.875%, 2/1/2026 (a)	1,600,000	1,655,000

		11,749,596

Consumer, Cyclical – 0.69%
Beazer Homes USA, Inc., 5.875%, 10/15/2027	3,400,000	3,597,625
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp., 6.250%, 9/15/2027 (a)	1,300,000	1,373,937
CD&R Smokey Buyer, Inc., 6.750%, 7/15/2025 (a)	400,000	429,500
Century Communities, Inc., 6.750%, 6/1/2027	4,300,000	4,613,491
Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.750%, 10/20/2028 (a)	2,200,000	2,435,322
FirstCash, Inc., 4.625%, 9/1/2028 (a)	3,900,000	4,049,858
Ford Motor Credit Co. LLC, 3.219%, 1/9/2022	11,800,000	11,925,375
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd., 5.750%, 1/20/2026 (a)(b)	1,300,000	1,351,188
LBM Acquisition LLC, 6.250%, 1/15/2029 (a)	1,700,000	1,722,865
Lithia Motors, Inc., 4.375%, 1/15/2031 (a)	3,500,000	3,712,188
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd., 8.000%, 9/20/2025 (a)	3,400,000	3,862,400
White Cap Buyer LLC, 6.875%, 10/15/2028 (a)	4,800,000	4,978,920

		44,052,669

Consumer, Non-cyclical – 0.01%
Prime Security Services Borrower LLC / Prime Finance, Inc., 3.375%, 8/31/2027 (a)	900,000	891,315

Energy – 0.24%
DCP Midstream Operating LP, 4.750%, 9/30/2021 (a)	4,000,000	4,057,500
Western Midstream Operating LP, 5.375%, 6/1/2021	4,000,000	4,025,000
Western Midstream Operating LP, 4.100%, 2/1/2025	6,900,000	7,156,404

		15,238,904

Financial – 4.47%
Ameris Bancorp, 5.750% (3 Month LIBOR USD + 3.616%), 3/15/2027 (d)	4,000,000	4,099,314
Arbor Realty Trust, Inc., 5.750%, 4/1/2024 (a)	3,000,000	3,123,587

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value
Financial – (continued)
Arbor Realty Trust, Inc., 4.500%, 3/15/2027 (a)	$11,500,000	$11,553,731
B. Riley Financial, Inc., 6.375%, 2/28/2025 (s)	7,000,000	7,053,200
Banc of California, Inc., 5.250%, 4/15/2025	4,650,000	4,933,276
Bank of Commerce Holdings, 6.875% (3 Month LIBOR USD + 5.260%), 12/10/2025 (a)(d)	2,500,000	2,501,663
Beal Trust I, 3.845% (6 Month LIBOR USD + 3.625%), 7/30/2037 (d)(e)(l)(t)	2,000,000	1,685,523
Business Development Corp. of America, 4.750%, 12/30/2022 (a)	6,000,000	5,904,149
Cadence BanCorp, 4.884% (3 Month LIBOR USD + 4.663%), 3/11/2025 (a)(d)	10,500,000	10,500,194
CenterState Bank Corp., 5.750% (SOFR + 5.617%), 6/1/2030 (d)	4,000,000	4,202,987
Citadel LP, 5.375%, 1/17/2023 (a)	2,000,000	2,149,169
Cowen, Inc., 7.250%, 5/6/2024 (a)	1,000,000	1,073,718
Customers Bank, 6.125% (3 Month LIBOR USD + 3.443%), 6/26/2029 (a)(d)	1,000,000	1,085,224
Durant Bancorp, Inc., 5.875% (3 Month LIBOR USD + 3.742%), 3/15/2027 (a)(d)	1,200,000	1,240,572
EF Holdco, Inc. / EF Cayman Holdings Ltd., 5.500%, 9/1/2022 (a)	4,000,000	4,104,080
Empire Bancorp, Inc., 7.375%, 12/17/2025 (a)	4,500,000	4,620,894
Fidelity Bank, 5.875% (3 Month LIBOR USD + 3.630%), 5/31/2030 (d)	2,000,000	2,163,766
Fidelity Financial Corp., 5.750% (3 Month LIBOR USD + 3.910%), 9/30/2027 (a)(d)	5,000,000	5,164,973
Financial Institutions, Inc., 6.000% (3 Month LIBOR USD + 3.944%), 4/15/2030 (d)	2,000,000	2,152,059
First Bancshares, Inc., 6.400% (3 Month LIBOR USD + 3.390%), 5/1/2033 (d)	1,000,000	1,075,180
First Charter Capital Trust, 1.907% (3 Month LIBOR USD + 1.690%), 9/15/2035 (d)(e)	4,000,000	3,827,168
First Midwest Bancorp, Inc., 5.875%, 9/29/2026	4,285,000	4,899,289
First National of Nebraska, Inc., 4.375% (3 Month LIBOR USD + 1.600%), 10/1/2028 (a)(d)	1,250,000	1,249,657
First NBC Bank Holding Co., 5.750%, 2/18/2025 (e)(l)(m)	13,500,000	2,025,000
Franklin Financial Network, Inc., 7.000% (3 Month LIBOR USD + 6.040%), 7/1/2026 (d)	2,000,000	2,024,515
Freedom Mortgage Corp., 7.625%, 5/1/2026 (a)	5,600,000	5,941,320
Genworth Mortgage Holdings, Inc., 6.500%, 8/15/2025 (a)	4,300,000	4,592,937
Hildene Collateral Management Co. LLC, 5.500%, 12/28/2042 (a)	1,587,209	1,700,093
Home BancShares, Inc., 5.625% (3 Month LIBOR USD + 3.575%), 4/15/2027 (d)	950,000	968,832
Home Point Capital, Inc., 5.000%, 2/1/2026 (a)	2,100,000	2,128,875
Howard Hughes Corp., 5.375%, 8/1/2028 (a)	4,800,000	5,077,824
Investar Holding Corp., 6.000% (3 Month LIBOR USD + 3.945%), 3/30/2027 (d)	1,500,000	1,530,922
Jacksonville Bancorp, Inc., 3.967% (3 Month LIBOR USD + 3.750%), 9/15/2038 (a)(d)	1,200,000	1,194,236
Jeff Davis Bancshares, Inc., 6.750% (3 Month LIBOR USD + 4.690%), 1/15/2027 (a)(d)	1,000,000	1,015,357
JPMorgan Chase & Co., 1.190% (3 Month LIBOR USD + 0.950%), 9/30/2034 (d)	3,400,000	3,118,309
Kingstone Cos, Inc., 5.500%, 12/30/2022	4,200,000	4,121,860
Luther Burbank Corp., 6.500%, 9/30/2024 (a)	7,800,000	8,884,914
Malvern Bancorp, Inc., 6.125% (3 Month LIBOR USD + 4.145%), 2/15/2027 (d)	1,250,000	1,280,796
Marquis Bancorp, Inc., 7.000% (3 Month LIBOR USD + 5.760%), 10/30/2026 (a)(d)	4,000,000	4,083,874
Metropolitan Bancgroup, Inc., 6.500% (3 Month LIBOR USD + 5.545%), 7/1/2026 (a)(d)	1,500,000	1,517,883
Metropolitan Bank Holding Corp., 6.250% (3 Month LIBOR USD + 4.260%), 3/15/2027 (a)(d)	1,000,000	1,028,466
MGIC Investment Corp., 5.250%, 8/15/2028	5,200,000	5,573,750
Midland States Bancorp, Inc., 5.000% (SOFR + 3.610%), 9/30/2029 (d)	750,000	764,795
Millennium Consolidated Holdings LLC, 7.500%, 6/30/2023 (a)	1,000,000	1,030,615
MM Finished Lots Holdings LLC, 7.250%, 1/31/2024 (a)	1,280,367	1,284,369
Nationstar Mortgage Holdings, Inc., 6.000%, 1/15/2027 (a)	4,400,000	4,660,568
Nationstar Mortgage Holdings, Inc., 5.500%, 8/15/2028 (a)	8,700,000	8,999,062
NexBank Capital, Inc., 5.500% (3 Month LIBOR USD + 4.355%), 3/16/2026 (a)(d)	1,800,000	1,800,786
NexBank Capital, Inc., 6.375% (3 Month LIBOR USD + 4.585%), 9/30/2027 (a)(d)	1,000,000	1,009,192
NMI Holdings, Inc., 7.375%, 6/1/2025 (a)	8,307,000	9,357,379

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value
Financial – (continued)
Noah Bank, 9.000%, 4/17/2025 (e)	$4,500,000	$4,618,141
Northern Bancorp, Inc., 4.750% (SOFR + 3.275%), 12/30/2029 (a)(d)	1,000,000	998,901
OneMain Finance Corp., 4.000%, 9/15/2030	1,600,000	1,616,000
Pacific Continental Corp., 5.875% (3 Month LIBOR USD + 4.715%), 6/30/2026 (d)	4,150,000	4,177,779
PennyMac Financial Services, Inc., 5.375%, 10/15/2025 (a)	4,800,000	5,034,000
Plaza Bancorp, 7.125%, 6/26/2025 (a)	5,000,000	5,126,509
Preferred Pass-Through Trust, 4.611% (N/A + 0.000%), 12/29/2049 (a)(n)	1,000,000	910,000
Radian Group, Inc., 6.625%, 3/15/2025	1,800,000	2,033,190
Radian Group, Inc., 4.875%, 3/15/2027	6,800,000	7,352,500
RBB Bancorp, 6.500% (3 Month LIBOR USD + 5.160%), 3/31/2026 (a)(d)	4,000,000	4,017,295
Ready Capital Corp., 6.200%, 7/30/2026 (s)	8,000,000	8,156,800
Ready Capital Corp., 6.500%, 4/30/2021 (s)	5,700,000	5,727,360
ReadyCap Holdings LLC, 7.500%, 2/15/2022 (a)	1,500,000	1,537,801
Renasant Corp., 4.500% (SOFR + 4.025%), 9/15/2035 (d)	4,000,000	3,969,662
Southcoast Capital, 1.720%, 9/30/2035 (e)	4,000,000	2,980,000
Starwood Property Trust, Inc., 5.500%, 11/1/2023 (a)	2,200,000	2,290,750
Starwood Property Trust, Inc., 4.750%, 3/15/2025	4,300,000	4,344,440
Sterling Bancorp, 4.000% (SOFR + 2.530%), 12/30/2029 (d)	4,000,000	4,030,165
Sterling Bancorp, Inc., 7.000% (3 Month LIBOR USD + 5.820%), 4/15/2026 (a)(d)	2,050,000	2,056,042
StoneX Group, Inc., 8.625%, 6/15/2025 (a)	4,400,000	4,776,750
TIAA FSB Holdings, Inc., 2.220%, (3 Month LIBOR USD + 1.990%), 1/7/2035 (d)(e)	5,000,000	4,425,000
Tri-County Financial Group, Inc., 7.000% (3 Month LIBOR USD + 5.862%), 10/15/2026 (d)(e)	4,500,000	4,589,637
Trinitas Capital Management LLC, 7.750%, 6/15/2023 (a)	4,300,000	4,430,276
Trinity Capital, Inc., 7.000%, 1/16/2025 (a)(s)	6,000,000	6,048,000
United Shore Financial Services LLC, 5.500%, 11/15/2025 (a)	2,200,000	2,318,250
Western Alliance Bank, 5.250% (SOFR + 5.120%), 6/1/2030 (d)	3,000,000	3,128,445
WSFS Cap Trust, 2.016%, 6/1/2035 (a)(e)	4,000,000	3,460,000
Your Community Bank, 4.807% (3 Month LIBOR USD + 4.590%), 12/15/2025 (d)	4,000,000	4,004,279
Zais Group LLC, 7.000%, 11/15/2023 (a)	1,360,000	1,375,848

		286,613,722

Industrial – 0.17%
Brundage-Bone Concrete Pumping Holdings, Inc., 6.000%, 2/1/2026 (a)	1,700,000	1,732,938
Energizer Holdings, Inc., 4.750%, 6/15/2028 (a)	1,300,000	1,356,940
US Concrete, Inc., 5.125%, 3/1/2029 (a)	2,700,000	2,762,451
Weekley Homes LLC / Weekley Finance Corp., 4.875%, 9/15/2028 (a)	4,600,000	4,795,500

		10,647,829

Technology – 0.04%
Seagate HDD Cayman, 3.375%, 7/15/2031 (a)	2,400,000	2,343,000

TOTAL CORPORATE OBLIGATIONS (Cost – $403,749,275)		$402,559,651

Investment Companies – 2.54%	Shares
Affiliated Mutual Funds – 2.54%
Angel Oak Financials Income Fund, Institutional Class	5,147,772	45,248,915
Angel Oak High Yield Opportunities Fund, Institutional Class	3,336,241	39,134,106
Angel Oak Ultrashort Income Fund, Institutional Class	7,746,187	78,159,032

TOTAL INVESTMENT COMPANIES (Cost – $164,124,854)		$162,542,053

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2021

	Shares	Value
Preferred Stocks – 0.31%
Financial – 0.08%
Morgan Stanley, 4.000% (3 Month LIBOR USD + 0.700%) (d)	130,497	$3,219,361
TriState Capital Holdings, Inc., 6.375% (3 Month LIBOR USD + 4.088%) (d)	40,000	1,034,400
Wells Fargo & Co., 5.250%	23,990	605,748

		4,859,509

Real Estate Investment Trust – 0.23%
AGNC Investment Corp., 6.500% (3 Month LIBOR USD + 4.993%) (d)	129,224	3,156,942
Dynex Capital, Inc., 6.900% (3 Month LIBOR USD + 5.461%) (d)	320,000	7,977,600
MFA Financial, Inc., 6.500% (3 Month LIBOR USD + 5.345%) (d)	168,900	3,683,709

		14,818,251

TOTAL PREFERRED STOCKS (Cost – $19,777,937)		$19,677,760

Residential Mortgage-Backed Securities – 62.16%	Principal Amount	Value
Accredited Mortgage Loan Trust, Series 2005-4, Class M1, 0.530% (1 Month LIBOR USD + 0.400%), 12/25/2035 (d)	$929,380	$927,236
Adjustable Rate Mortgage Trust, Series 2005-3, Class 7A1, 2.904%, 7/25/2035 (h)	478,724	479,992
Adjustable Rate Mortgage Trust, Series 2005-10, Class 5A1, 0.650% (1 Month LIBOR USD + 0.520%), 1/25/2036 (d)	6,312,945	5,926,700
Adjustable Rate Mortgage Trust, Series 2005-10, Class 3A12, 2.806%, 1/25/2036 (h)(l)	52,878	–
Adjustable Rate Mortgage Trust, Series 2005-11, Class 2A3, 3.184%, 2/25/2036 (h)	7,790,449	6,953,926
Adjustable Rate Mortgage Trust, Series 2005-12, Class 2A1, 3.051%, 3/25/2036 (h)	1,907,226	1,768,395
Adjustable Rate Mortgage Trust, Series 2006-1, Class 2A1, 3.505%, 3/25/2036 (h)	928,866	759,802
Adjustable Rate Mortgage Trust, Series 2006-3, Class 4A11, 0.490% (1 Month LIBOR USD + 0.360%), 8/25/2036 (d)	1,761,275	1,099,088
Adjustable Rate Mortgage Trust, Series 2007-1, Class 5A22, 0.590% (1 Month LIBOR USD + 0.460%), 3/25/2037 (d)	5,312,041	5,167,155
Adjustable Rate Mortgage Trust, Series 2007-1, Class 3A22, 3.333%, 3/25/2037 (h)	442,996	442,131
Adjustable Rate Mortgage Trust, Series 2007-1, Class 2A1, 3.817%, 3/25/2037 (h)	4,289,486	4,153,737
Adjustable Rate Mortgage Trust, Series 2007-2, Class 1A1, 3.942%, 6/25/2037 (h)	2,548,117	2,509,994
Adjustable Rate Mortgage Trust, Series 2007-2, Class 1A21, 3.942%, 6/25/2037 (h)	2,695,729	2,480,502
American Home Mortgage Assets Trust, Series 2007-3, Class 22A1, 6.250%, 6/25/2037 (o)	446,129	388,867
American Home Mortgage Assets Trust, Series 2006-1, Class 2A1, 0.338% (1 Month LIBOR USD + 0.380%), 5/25/2046 (d)	29,626,364	26,735,424
American Home Mortgage Assets Trust, Series 2006-1, Class 1A1, 0.358% (1 Month LIBOR USD + 0.420%), 5/25/2046 (d)(j)	11,874,453	10,724,519
American Home Mortgage Assets Trust, Series 2006-1, Class XC, 2.973%, 5/25/2046 (e)(h)(k)	28,172,699	3,252,538
American Home Mortgage Assets Trust, Series 2006-2, Class 1A1, 1.459% (12 Month US Treasury Average + 0.960%), 9/25/2046 (d)	1,420,514	1,342,172
American Home Mortgage Assets Trust, Series 2006-6, Class XP, 2.685%, 12/25/2046 (e)(h)(k)	86,856,274	7,886,115
American Home Mortgage Assets Trust, Series 2007-1, Class A1, 1.199% (12 Month US Treasury Average + 0.700%), 2/25/2047 (d)(j)	55,783,822	32,305,025
American Home Mortgage Assets Trust, Series 2007-5, Class XP, 3.127%, 6/25/2047 (e)(k)	24,581,761	1,996,014
American Home Mortgage Investment Trust, Series 2005-2, Class 5A4A, 5.883%, 9/25/2035 (o)	5,164,271	4,017,916
American Home Mortgage Investment Trust, Series 2006-3, Class 22A1, 2.010% (6 Month LIBOR USD + 1.750%), 12/25/2036 (d)	5,441,001	5,020,504

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value

Residential Mortgage-Backed Securities – (continued)
American Home Mortgage Investment Trust, Series 2006-3, Class 3A2, 6.750%, 12/25/2036 (o)	$6,308,119	$2,934,499
American Home Mortgage Investment Trust, Series 2007-A, Class 13A1, 6.600%, 1/25/2037 (a)(o)	2,353,688	1,020,609
American Home Mortgage Investment Trust, Series 2005-2, Class 1A1, 0.749% (1 Month LIBOR USD + 0.600%), 9/25/2045 (d)	8,085,663	7,367,309
American Home Mortgage Investment Trust, Series 2005-2, Class 2A1, 3.289% (1 Month LIBOR USD + 3.140%), 9/25/2045 (d)	593,041	568,482
American Home Mortgage Investment Trust, Series 2006-3, Class 11A1, 0.490% (1 Month LIBOR USD + 0.360%), 12/25/2046 (d)	13,802,314	12,866,310
American Home Mortgage Investment Trust, Series 2007-2, Class 11A1, 0.360% (1 Month LIBOR USD + 0.230%), 3/25/2047 (d)	5,016,309	2,617,635
American Home Mortgage Investment Trust, Series 2007-1, Class GA1A, 0.290% (1 Month LIBOR USD + 0.160%), 5/25/2047 (d)(p)	23,070,766	18,075,530
American Home Mortgage Investment Trust, Series 2007-1, Class GA1C, 0.320% (1 Month LIBOR USD + 0.190%), 5/25/2047 (d)	24,318,217	13,361,814
Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1, Class A5, 2.756%, 5/16/2053 (a)	6,000,000	6,536,448
Banc of America Funding Trust, Series 2015-R8, Class 3A2, 3.088%, 8/28/2035 (a)(h)	1,872,697	1,789,132
Bank of America Alternative Loan Trust, Series 2005-10, Class 1CB4, 5.500%, 11/25/2035	586,208	589,998
Bank of America Alternative Loan Trust, Series 2006-7, Class A2, 5.707%, 10/25/2036 (h)	4,100,097	2,269,765
Bank of America Alternative Loan Trust, Series 2006-7, Class A6, 5.859%, 10/25/2036 (o)	4,495,214	2,500,854
Bank of America Alternative Loan Trust, Series 2006-7, Class A4, 5.998%, 10/25/2036 (o)	12,064,774	6,335,925
Bank of America Alternative Loan Trust, Series 2006-9, Class 30PO, 0.000%, 1/25/2037 (c)	208,583	120,443
Bank of America Alternative Loan Trust, Series 2007-1, Class 3A16, 0.730% (1 Month LIBOR USD + 0.600%), 4/25/2037 (d)	3,588,314	2,541,717
Bank of America Funding Trust, Series 2009-R14, Class 2A, 0.648% (-2 x 1 Month LIBOR USD + 15.013%), 7/26/2035 (a)(d)(q)	399,242	461,698
Bank of America Funding Trust, Series 2005-F, Class 4A1, 2.914%, 9/20/2035 (h)	3,026,430	2,830,454
Bank of America Funding Trust, Series 2007-C, Class 4A2, 3.203%, 5/20/2036 (h)	1,173,319	1,185,708
Bank of America Funding Trust, Series 2006-H, Class 6A1, 0.321% (1 Month LIBOR USD + 0.190%), 10/20/2036 (d)	9,961,922	8,820,933
Bank of America Funding Trust, Series 2007-2, Class 1A16, 0.730% (1 Month LIBOR USD + 0.600%), 3/25/2037 (d)	3,469,430	2,517,703
Bank of America Funding Trust, Series 2007-2, Class TA4, 0.930% (1 Month LIBOR USD + 0.800%), 3/25/2037 (d)	6,950,944	5,912,341
Bank of America Funding Trust, Series 2014-R1, Class A2, 0.448% (1 Month LIBOR USD + 0.150%), 6/26/2037 (a)(d)	7,034,082	6,245,421
Bank of America Funding Trust, Series 2007-A, Class 2A1, 0.291% (1 Month LIBOR USD + 0.160%), 2/20/2047 (d)	2,941,225	2,749,675
Bank of America Funding Trust, Series 2007-A, Class 2A5, 0.361% (1 Month LIBOR USD + 0.230%), 2/20/2047 (d)	1,809,446	1,660,490
Bank of America Funding Trust, Series 2007-B, Class A1, 0.551% (1 Month LIBOR USD + 0.420%), 4/20/2047 (d)	4,467,550	3,953,317
Bank of America Funding Trust, Series 2007-C, Class 7A4, 0.571% (1 Month LIBOR USD + 0.440%), 5/20/2047 (d)	3,134,890	2,991,817
Bank of America Mortgage Trust, Series 2007-1, Class 1A4, 6.000%, 3/25/2037	1,562,972	1,502,139
Bayview Financial Mortgage Pass-Through Trust, Series 2005-D, Class APO, 0.000%, 12/28/2035 (c)	488,845	454,091
BCAP LLC, Series 2013-RR1, Class 6A2, 3.318%, 5/28/2036 (a)(h)	4,306,073	3,592,828

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value

Residential Mortgage-Backed Securities – (continued)
BCAP LLC Trust, Series 2012-RR1, Class 3A4, 5.500%, 10/26/2035 (a)(h)	$2,101,219	$1,992,811
BCAP LLC Trust, Series 2010-RR6, Class 1410, 2.232%, 12/27/2035 (a)(h)	6,587,907	5,606,658
BCAP LLC Trust, Series 2012-RR4, Class 4A7, 0.428%, 2/26/2036 (a)(h)	2,599,962	1,773,296
BCAP LLC Trust, Series 2010-RR7, Class 9A12, 2.440%, 5/28/2036 (a)(h)	2,070,347	2,017,620
BCAP LLC Trust, Series 2012-RR11, Class 1A2, 0.318%, 1/27/2037 (a)(h)	1,414,246	1,319,285
BCAP LLC Trust, Series 2010-RR9, Class 7A2, 2.866%, 1/28/2037 (a)(h)	8,445,502	8,137,757
BCAP LLC Trust, Series 2007-AA3, Class 1A1A, 0.550% (1 Month LIBOR USD + 0.420%), 4/25/2037 (d)	1,667,336	1,546,531
BCAP LLC Trust, Series 2008-IND1, Class A1, 1.330% (1 Month LIBOR USD + 1.200%), 10/25/2047 (d)(j)	26,190,103	25,001,334
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-6, Class 1A1, 3.049%, 8/25/2035 (h)	3,019,384	2,812,804
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-2, Class 3A1, 3.332%, 7/25/2036 (h)	602,109	588,308
Bear Stearns ALT-A Trust, Series 2004-5, Class 4A1, 2.820%, 6/25/2034 (h)	605,410	623,199
Bear Stearns ALT-A Trust, Series 2005-5, Class 21A1, 3.296%, 7/25/2035 (h)	760,228	769,960
Bear Stearns ALT-A Trust, Series 2005-7, Class 21A1, 3.005%, 9/25/2035 (h)	4,008,143	3,832,342
Bear Stearns ALT-A Trust, Series 2005-7, Class 22A1, 3.068%, 9/25/2035 (h)(j)	18,391,477	16,047,428
Bear Stearns Asset Backed Securities Trust, Series 2005-AC5, Class 1A2, 1.130% (1 Month LIBOR USD + 1.000%), 8/25/2035 (d)	1,897,116	1,517,833
Bear Stearns Asset Backed Securities Trust, Series 2007-SD3, Class A, 0.630% (1 Month LIBOR USD + 0.500%), 5/25/2037 (d)	37,064	35,170
Bear Stearns Asset Backed Securities Trust, Series 2007-AC6, Class A1, 6.500%, 10/25/2037	2,549,965	1,868,775
Bear Stearns Mortgage Funding Trust, Series 2006-AR1, Class 1A1, 0.340% (1 Month LIBOR USD + 0.210%), 7/25/2036 (d)	703,184	673,685
Bear Stearns Mortgage Funding Trust, Series 2006-AR3, Class 1A1, 0.310% (1 Month LIBOR USD + 0.180%), 10/25/2036 (d)(j)	22,732,953	21,270,974
Bear Stearns Mortgage Funding Trust, Series 2007-AR1, Class 1A1, 0.290% (1 Month LIBOR USD + 0.160%), 1/25/2037 (d)	5,393,706	5,011,842
Bellemeade Re Ltd., Series 2018-1A, Class M2, 3.030% (1 Month LIBOR USD + 2.900%), 4/25/2028 (a)(d)	4,000,000	4,069,988
Bellemeade Re Ltd., Series 2018-2A, Class M1C, 1.730% (1 Month LIBOR USD + 1.600%), 8/25/2028 (a)(d)	500,821	501,627
Bellemeade Re Ltd., Series 2018-3A, Class M2, 2.880% (1 Month LIBOR USD + 2.750%), 10/25/2028 (a)(d)	16,925,310	17,345,785
Bellemeade Re Ltd., Series 2019-2A, Class M1B, 1.580% (1 Month LIBOR USD + 1.450%), 4/25/2029 (a)(d)	1,666,014	1,683,365
Bellemeade Re Ltd., Series 2019-2A, Class M2, 3.230% (1 Month LIBOR USD + 3.100%), 4/25/2029 (a)(d)	18,150,000	18,842,513
Bellemeade Re Ltd., Series 2019-2A, Class B1, 4.230% (1 Month LIBOR USD + 4.100%), 4/25/2029 (a)(d)	9,180,000	9,083,298
Bellemeade Re Ltd., Series 2019-4A, Class M1C, 2.630% (1 Month LIBOR USD + 2.500%), 10/25/2029 (a)(d)	13,499,500	13,962,344
Bellemeade Re Ltd., Series 2020-1A, Class M1B, 3.530% (1 Month LIBOR USD + 3.400%), 6/25/2030 (a)(d)	3,000,000	3,032,317
Bellemeade Re Ltd., Series 2020-4A, Class M2B, 3.750% (1 Month LIBOR USD + 3.600%), 6/25/2030 (a)(d)	12,000,000	12,180,372
Bellemeade Re Ltd., Series 2020-1A, Class B1, 4.530% (1 Month LIBOR USD + 4.400%), 6/25/2030 (a)(d)	1,075,000	1,095,965
Bellemeade Re Ltd., Series 2020-4A, Class B1, 5.150% (1 Month LIBOR USD + 5.000%), 6/25/2030 (a)(d)	2,500,000	2,505,247

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value

Residential Mortgage-Backed Securities – (continued)
Bellemeade Re Ltd., Series 2020-2A, Class M1C, 4.130% (1 Month LIBOR USD + 4.000%), 8/26/2030 (a)(d)	$3,750,000	$3,961,897
Bellemeade Re Ltd., Series 2020-3A, Class Mw, 4.980% (1 Month LIBOR USD + 4.850%), 10/25/2030 (a)(d)	2,600,969	2,635,102
BRAVO Residential Funding Trust, Series 2019-NQM1, Class M1, 2.997%, 7/25/2059 (a)(h)	5,025,000	5,133,088
BRAVO Residential Funding Trust, Series 2019-NQM1, Class B1, 4.006%, 7/25/2059 (a)(h)	4,782,000	4,905,973
BRAVO Residential Funding Trust, Series 2019-NQM1, Class B2, 5.689%, 7/25/2059 (a)(h)	1,500,000	1,514,331
BRAVO Residential Funding Trust, Series 2019-NQM2, Class B2, 4.797%, 11/25/2059 (a)(h)	3,000,000	3,043,584
Bunker Hill Loan Depositary Trust, Series 2019-2, Class M1, 3.671%, 7/25/2049 (a)(o)	7,616,000	7,964,234
Bunker Hill Loan Depositary Trust, Series 2020-1, Class M1, 4.353%, 2/25/2055 (a)(o)	4,500,000	4,514,013
Bunker Hill Loan Depositary Trust, Series 2019-3, Cass M1, 3.269%, 11/25/2059 (a)(o)	14,779,000	15,259,377
Chase Mortgage Finance Trust, Series 2006-A1, Class 2A2, 3.253%, 9/25/2036 (h)	1,454,442	1,322,854
Chase Mortgage Finance Trust, Series 2006-S2, Class 2A6, 6.000%, 10/25/2036	950,121	697,525
Chase Mortgage Finance Trust, Series 2007-S2, Class 1A9, 6.000%, 3/25/2037	2,469,451	1,923,255
Chase Mortgage Reference Notes, Series 2019-CL1, Class M2, 1.830% (1 Month LIBOR USD + 1.700%), 4/25/2047 (a)(d)	7,437,055	7,507,930
Chase Mortgage Reference Notes, Series 2019-CL1, Class M4, 2.730% (1 Month LIBOR USD + 2.600%), 4/25/2047 (a)(d)	2,753,423	2,644,907
Chase Mortgage Reference Notes, Series 2020-CL1, Class M3, 3.480% (1 Month LIBOR USD + 3.350%), 10/25/2057 (a)(d)	4,431,526	4,442,006
Chase Mortgage Reference Notes, Series 2020-CL1, Class M4, 4.480% (1 Month LIBOR USD + 4.350%), 10/25/2057 (a)(d)	1,994,187	2,012,037
Chase Mortgage Reference Notes, Series 2020-CL1, Class M5, 5.730% (1 Month LIBOR USD + 5.600%), 10/25/2057 (a)(d)	3,860,569	3,896,850
Chase Mortgage Reference Notes, Series 2020-CL1, Class B, 10.130% (1 Month LIBOR USD + 10.000%), 10/25/2057 (a)(d)	6,750,000	6,771,506
ChaseFlex Trust, Series 2005-2, Class 5A6, 5.000%, 6/25/2035	1,915,439	1,617,833
ChaseFlex Trust, Series 2007-1, Class 2A10, 0.630% (1 Month LIBOR USD + 0.500%), 2/25/2037 (d)	2,550,595	1,052,934
ChaseFlex Trust, Series 2007-1, Class 2A6, 6.000%, 2/25/2037	1,770,155	1,407,305
ChaseFlex Trust, Series 2007-2, Class A1, 0.410% (1 Month LIBOR USD + 0.280%), 5/25/2037 (d)	4,658,923	4,452,696
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2004-2A, Class A2, 0.450% (1 Month LIBOR USD + 0.320%), 5/25/2035 (a)(d)	2,733,659	2,729,173
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2004-3A, Class A1, 0.380% (1 Month LIBOR USD + 0.250%), 8/27/2035 (a)(d)	2,412,409	2,470,951
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2004-4A, Class A2, 0.420% (1 Month LIBOR USD + 0.290%), 10/25/2035 (a)(d)	4,381,193	4,638,860
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-1A, Class A1, 0.280% (1 Month LIBOR USD + 0.150%), 1/25/2036 (a)(d)	3,246,321	3,079,629
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-AA, Class A1, 0.330% (1 Month LIBOR USD + 0.200%), 1/25/2036 (a)(d)	2,626,996	2,574,803
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-1A, Class A2, 0.330% (1 Month LIBOR USD + 0.200%), 1/25/2036 (a)(d)	3,622,091	3,419,062
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-2A, Class A1, 0.310% (1 Month LIBOR USD + 0.180%), 5/25/2036 (a)(d)	3,887,540	3,675,568
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-3A, Class A2, 0.360% (1 Month LIBOR USD + 0.230%), 7/25/2036 (a)(d)	5,832,388	5,845,569
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-4A, Class NIO, 0.410%, 4/25/2037 (a)(e)(h)(k)	28,310,863	415,830

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value

Residential Mortgage-Backed Securities – (continued)
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-CA, Class A1, 0.340% (1 Month LIBOR USD + 0.210%), 10/25/2046 (a)(d)	$1,030,112	$1,062,962
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-CA, Class A2, 0.410% (1 Month LIBOR USD + 0.280%), 10/25/2046 (a)(d)	6,834,149	6,751,435
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2006-1A, Class A1, 0.280% (1 Month LIBOR USD + 0.150%), 12/25/2046 (a)(d)	4,949,463	5,022,442
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2006-2A, Class A1, 0.260% (1 Month LIBOR USD + 0.130%), 4/25/2047 (a)(d)	14,520,563	14,124,123
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2006-2A, Class A2, 0.310% (1 Month LIBOR USD + 0.180%), 4/25/2047 (a)(d)	7,269,997	6,520,722
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2006-4A, Class A1, 0.260% (1 Month LIBOR USD + 0.130%), 11/25/2047 (a)(d)	1,346,059	1,273,693
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2006-4A, Class A2, 0.310% (1 Month LIBOR USD + 0.180%), 11/25/2047 (a)(d)	2,814,138	2,394,291
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2007-1A, Class A1, 0.260% (1 Month LIBOR USD + 0.130%), 2/25/2048 (a)(d)(j)	11,893,858	11,620,621
CHL Mortgage Pass-Through Trust, Series 2004-29, Class 1X, 1.255%, 2/25/2035 (e)(h)(k)	5,180,396	185,339
Citicorp Mortgage Securities, Inc., Series 2005-2, Class 1APO, 0.000%, 3/25/2035 (c)	37,261	25,223
Citigroup Mortgage Loan Trust, Series 2007-AR1, Class A2, 0.450% (1 Month LIBOR USD + 0.320%), 1/25/2037 (d)	5,173,790	4,931,356
Citigroup Mortgage Loan Trust, Series 2009-5, Class 10A1, 0.398% (1 Month LIBOR USD + 0.250%), 2/25/2037 (a)(d)	2,239,895	536,217
Citigroup Mortgage Loan Trust, Series 2007-6, Class 1A2A, 2.980%, 3/25/2037 (h)	3,903,117	3,482,103
Citigroup Mortgage Loan Trust, Series 2019-IMC1, Class B1, 3.970%, 7/25/2049 (a)(h)	3,000,000	3,020,184
Citigroup Mortgage Loan Trust, Series 2019-IMC1, Class B2, 5.410%, 7/25/2049 (a)(h)	1,000,000	1,022,682
Citigroup Mortgage Loan Trust, Series 2019-E, Class A2, 4.875%, 11/25/2070 (a)(o)	10,982,000	11,228,162
Citigroup Mortgage Loan Trust, Inc., Series 2005-12, Class 2A1, 0.930% (1 Month LIBOR USD + 0.800%), 8/25/2035 (a)(d)	3,219,813	2,905,559
Citigroup Mortgage Loan Trust, Inc., Series 2005-3, Class 2A2, 3.088%, 8/25/2035 (h)	597,398	598,210
Citigroup Mortgage Loan Trust, Inc., Series 2005-9, Class 22A3, 6.000%, 10/25/2035	2,927,764	2,574,477
Citigroup Mortgage Loan Trust, Inc., Series 2005-7, Class 2A2A, 3.141%, 11/25/2035 (h)	2,047,601	1,759,936
Citigroup Mortgage Loan Trust, Inc., Series 2014-6, Class 2A1, 0.348% (1 Month LIBOR USD + 0.200%), 4/25/2038 (a)(d)	550,312	574,309
CitiMortgage Alternative Loan Trust, Series 2006-A4, Class 1A5, 0.780% (1 Month LIBOR USD + 0.650%), 9/25/2036 (d)	2,247,286	1,705,470
CitiMortgage Alternative Loan Trust, Series 2006-A6, Class 1APO, 0.000%, 11/25/2036 (c)	80,306	43,918
CitiMortgage Alternative Loan Trust, Series 2006-A7, Class 1A9, 0.780% (1 Month LIBOR USD + 0.650%), 12/25/2036 (d)	6,183,978	4,761,582
CitiMortgage Alternative Loan Trust, Series 2006-A7, Class 1A1, 6.000%, 12/25/2036 (h)	3,218,587	3,001,249
CitiMortgage Alternative Loan Trust, Series 2007-A1, Class 1A2, 0.680% (1 Month LIBOR USD + 0.550%), 1/25/2037 (d)	10,848,682	8,245,140
CitiMortgage Alternative Loan Trust, Series 2007-A3, Class APO, 0.000%, 3/25/2037 (c)	152,167	78,637
CitiMortgage Alternative Loan Trust, Series 2007-A3, Class 1A2, 0.730% (1 Month LIBOR USD + 0.600%), 3/25/2037 (d)	3,604,503	2,717,352
CitiMortgage Alternative Loan Trust, Series 2007-A4, Class APO, 0.000%, 4/25/2037 (c)	199,441	106,492
CitiMortgage Alternative Loan Trust, Series 2007-A4, Class 1A9, 0.730% (1 Month LIBOR USD + 0.600%), 4/25/2037 (d)	2,310,671	1,677,977
CitiMortgage Alternative Loan Trust, Series 2007-A5, Class 1A3, 0.630% (1 Month LIBOR USD + 0.500%), 5/25/2037 (d)	5,931,812	4,793,563

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value

Residential Mortgage-Backed Securities – (continued)
CitiMortgage Alternative Loan Trust, Series 2007-A6, Class 1A1, 0.730% (1 Month LIBOR USD + 0.600%), 6/25/2037 (d)	$2,501,596	$1,817,465
COLT Mortgage Loan Trust, Series 2019-1, Class M1, 4.518%, 3/25/2049 (a)(h)	11,738,000	12,024,912
COLT Mortgage Loan Trust, Series 2020-3, Class A3, 2.380%, 4/25/2065 (a)(h)	1,376,143	1,382,074
COLT Mortgage Loan Trust, Series 2020-2R, Class B1, 4.118%, 10/26/2065 (a)(h)	3,605,000	3,632,708
COLT Mortgage Loan Trust, Series 2020-2R, Class B2, 5.319%, 10/26/2065 (a)(h)	1,500,000	1,511,557
COLT Mortgage Pass-Through Certificates, Series 2021-1R, Class A3, 1.420%, 5/25/2065 (a)(h)	3,492,000	3,519,433
CountryWide Alternative Loan Trust, Series 2004-J10, Class 1A3, 4.250%, 10/25/2034	19,417	20,341
CountryWide Alternative Loan Trust, Series 2004-32CB, Class 2A2, 0.530% (1 Month LIBOR USD + 0.400%), 2/25/2035 (d)	914,978	809,080
CountryWide Alternative Loan Trust, Series 2005-3CB, Class 1A4, 5.250%, 3/25/2035	529,612	518,459
CountryWide Alternative Loan Trust, Series 2005-16, Class X2, 2.454%, 6/25/2035 (e)(h)(k)	23,120,618	1,394,196
CountryWide Alternative Loan Trust, Series 2005-24, Class 4A1, 0.591% (1 Month LIBOR USD + 0.460%), 7/20/2035 (d)	5,773,571	5,621,835
CountryWide Alternative Loan Trust, Series 2005-24, Class 1AX, 1.206%, 7/20/2035 (e)(h)(k)	14,752,089	451,148
CountryWide Alternative Loan Trust, Series 2005-24, Class 2A1A, 1.809% (12 Month US Treasury Average + 1.310%), 7/20/2035 (d)	707,235	658,912
CountryWide Alternative Loan Trust, Series 2005-26CB, Class A7, 0.430% (1 Month LIBOR USD + 0.300%), 7/25/2035 (d)(j)	6,202,969	4,886,265
CountryWide Alternative Loan Trust, Series 2005-27, Class 2X1, 1.136%, 8/25/2035 (e)(h)(k)	29,030,719	1,035,264
CountryWide Alternative Loan Trust, Series 2005-27, Class 1A4, 2.063%, 8/25/2035 (h)	876,042	779,879
CountryWide Alternative Loan Trust, Series 2005-27, Class 1A5, 2.153%, 8/25/2035 (h)	726,766	732,972
CountryWide Alternative Loan Trust, Series 2005-J9, Class 1A6, 5.500%, 8/25/2035	752,709	635,513
CountryWide Alternative Loan Trust, Series 2005-37T1, Class A5, 0.580% (1 Month LIBOR USD + 0.450%), 9/25/2035 (d)	7,401,069	5,403,387
CountryWide Alternative Loan Trust, Series 2005-41, Class 1A1, 0.790% (1 Month LIBOR USD + 0.660%), 9/25/2035 (d)	593,653	535,558
CountryWide Alternative Loan Trust, Series 2005-38, Class X, 2.173%, 9/25/2035 (e)(h)(k)	65,611,317	3,331,152
CountryWide Alternative Loan Trust, Series 2005-41, Class 2X2, 2.675%, 9/25/2035 (e)(h)(k)	4,497,857	408,657
CountryWide Alternative Loan Trust, Series 2005-42CB, Class A4, 0.810% (1 Month LIBOR USD + 0.680%), 10/25/2035 (d)	1,738,130	1,315,981
CountryWide Alternative Loan Trust, Series 2005-51, Class 3X2, 2.367%, 11/20/2035 (e)(h)(k)	18,510,991	1,225,983
CountryWide Alternative Loan Trust, Series 2005-51, Class 4X, 2.461%, 11/20/2035 (e)(h)(k)	23,484,932	1,506,394
CountryWide Alternative Loan Trust, Series 2005-51, Class 1X, 2.748%, 11/20/2035 (e)(h)(k)	26,604,114	2,227,695
CountryWide Alternative Loan Trust, Series 2005-J11, Class 1A4, 0.530% (1 Month LIBOR USD + 0.400%), 11/25/2035 (d)	3,530,211	2,273,089
CountryWide Alternative Loan Trust, Series 2005-56, Class 3A1, 0.710% (1 Month LIBOR USD + 0.580%), 11/25/2035 (d)	241,334	222,334
CountryWide Alternative Loan Trust, Series 2005-56, Class 4X, 2.283%, 11/25/2035 (e)(h)(k)	30,175,362	1,930,620
CountryWide Alternative Loan Trust, Series 2005-63, Class 3A1, 2.896%, 11/25/2035 (h)	2,669,302	2,524,831
CountryWide Alternative Loan Trust, Series 2005-61, Class 1A1, 0.650% (1 Month LIBOR USD + 0.520%), 12/25/2035 (d)	1,852,002	1,799,549
CountryWide Alternative Loan Trust, Series 2005-70CB, Class A4, 5.500%, 12/25/2035	5,047,450	4,654,436
CountryWide Alternative Loan Trust, Series 2005-J14, Class A8, 5.500%, 12/25/2035	2,199,063	1,988,683
CountryWide Alternative Loan Trust, Series 2005-75CB, Class A3, 5.500%, 1/25/2036	1,719,126	1,596,386
CountryWide Alternative Loan Trust, Series 2006-HY10, Class 1X, 0.476%, 5/25/2036 (e)(h)(k)	4,213,937	54,347

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value

Residential Mortgage-Backed Securities – (continued)
CountryWide Alternative Loan Trust, Series 2006-OA3, Class X, 2.588%, 5/25/2036 (e)(h)(k)	$23,777,116	$1,587,432
CountryWide Alternative Loan Trust, Series 2006-24CB, Class A5, 0.730% (1 Month LIBOR USD + 0.600%), 8/25/2036 (d)	4,934,498	2,910,135
CountryWide Alternative Loan Trust, Series 2006-19CB, Class A9, 0.830% (1 Month LIBOR USD + 0.700%), 8/25/2036 (d)	2,551,438	1,586,528
CountryWide Alternative Loan Trust, Series 2006-26CB, Class A15, 6.000% (1 Month LIBOR USD + 0.550%), 9/25/2036 (d)	746,663	594,066
CountryWide Alternative Loan Trust, Series 2006-29T1, Class 2A13, 0.430% (1 Month LIBOR USD + 0.300%), 10/25/2036 (d)	2,106,500	1,241,902
CountryWide Alternative Loan Trust, Series 2006-27CB, Class A4, 6.000%, 11/25/2036	827,816	745,191
CountryWide Alternative Loan Trust, Series 2006-36T2, Class 1A4, 5.750%, 12/25/2036	8,545,147	5,738,040
CountryWide Alternative Loan Trust, Series 2006-40T1, Class 1A5, 6.000%, 1/25/2037	717,762	628,311
CountryWide Alternative Loan Trust, Series 2006-J8, Class A2, 6.000%, 2/25/2037	3,225,436	2,123,269
CountryWide Alternative Loan Trust, Series 2006-OA1, Class 1X, 2.441%, 3/20/2046 (e)(k)	15,105,083	1,049,093
CountryWide Alternative Loan Trust, Series 2006-OA8, Class 1A1, 0.320% (1 Month LIBOR USD + 0.190%), 7/25/2046 (d)	4,724,134	4,159,321
CountryWide Alternative Loan Trust, Series 2006-OA10, Class XNB, 1.680%, 8/25/2046 (e)(h)(k)	30,664,424	1,601,020
CountryWide Alternative Loan Trust, Series 2006-OA10, Class XPP, 1.783%, 8/25/2046 (e)(h)(k)	18,611,174	718,689
CountryWide Alternative Loan Trust, Series 2007-OA3, Class 1A1, 0.270% (1 Month LIBOR USD + 0.140%), 4/25/2047 (d)	5,589,934	5,349,562
CountryWide Alternative Loan Trust, Series 2007-20, Class A1, 0.630% (1 Month LIBOR USD + 0.500%), 8/25/2047 (d)	3,993,304	1,988,601
CountryWide Alternative Loan Trust, Series 2007-OA10, Class X, 2.000%, 9/25/2047 (e)(h)(k)	2,942,402	156,562
CountryWide Alternative Loan Trust Resecuritization, Series 2005-59R, Class A, 2.210%, 12/20/2035 (a)(h)(k)	17,385,255	933,484
CountryWide Alternative Loan Trust Resecuritization, Series 2005-58R, Class A, 2.800%, 12/20/2035 (a)(h)(k)	61,267,865	4,260,138
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2004-25, Class 2A3, 0.870% (1 Month LIBOR USD + 0.740%), 2/25/2035 (d)	1,955,993	1,864,194
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2004-25, Class 1X, 1.774%, 2/25/2035 (e)(h)(k)	19,049,659	919,889
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2005-2, Class 1A1, 0.770% (1 Month LIBOR USD + 0.640%), 3/25/2035 (d)	967,965	901,191
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2005-7, Class 3X, 0.857%, 3/25/2035 (e)(h)(k)	1,353,772	41,620
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2005-2, Class 2X, 2.407%, 3/25/2035 (e)(h)(k)	11,672,981	789,000
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2005-1, Class 1X, 2.410%, 3/25/2035 (e)(h)(k)	5,101,375	414,961
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2005-7, Clas 3A2, 2.622%, 3/25/2035 (h)	4,991,812	4,384,089
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2005-11, Class 4X, 2.077%, 4/25/2035 (h)(k)	8,270,756	325,115
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2006-HYB1, Class 3A1, 2.645%, 3/20/2036 (h)	6,333,473	5,540,415
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2006-8, Class 1A1, 6.000%, 5/25/2036	1,973,276	1,811,043

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value

Residential Mortgage-Backed Securities – (continued)
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2006-12, Class X, 0.190%, 7/25/2036 (e)(h)(k)	$27,469,723	$157,566
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2007-4, Class 1A1, 6.000%, 5/25/2037	1,641,294	1,302,639
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2007-7, Class A3, 5.750%, 6/25/2037	867,194	718,628
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2007-J2, Class 2A1, 0.780% (1 Month LIBOR USD + 0.650%), 7/25/2037 (d)	5,157,675	1,356,396
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2007-18, Class 2A1, 6.500%, 11/25/2037	2,275,272	1,488,223
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2007-8, Class 1A12, 5.875%, 1/25/2038	3,312,082	2,690,199
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-7, Class 2A1, 5.250%, 8/25/2035 (j)	10,284,623	7,850,263
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-10, Class 6A12, 5.500%, 11/25/2035	2,674,017	2,257,905
Credit Suisse Mortgae Trust, Series 2019-NQM1, Class M1, 3.388%, 10/25/2059 (a)(h)	11,610,200	12,067,944
Credit Suisse Mortgage Capital Certificates, Series 2019-RPL4, Class A1, 3.830%, 8/26/2058 (a)(h)	7,372,530	7,437,120
Credit Suisse Mortgage Trust, Series 2015-6R, Class 1A2, 3.444%, 7/27/2035 (a)(h)	6,781,971	5,752,882
Credit Suisse Mortgage Trust, Series 2014-3R, Class 1A1, 0.000% (1 Month LIBOR USD + 0.450%), 3/27/2036 (a)(d)	391,142	393,715
CSMC Mortgage-Backed Trust, Series 2006-4, Class 1A1, 0.830% (1 Month LIBOR USD + 0.700%), 5/25/2036 (d)	2,150,942	1,240,724
CSMC Mortgage-Backed Trust, Series 2006-4, Class 1A3, 6.000%, 5/25/2036	1,405,946	1,119,602
CSMC Mortgage-Backed Trust, Series 2006-9, Class 2A1, 5.500%, 11/25/2036	532,780	494,220
CSMC Trust, Series 2019-AFC1, Class A2, 2.776%, 8/25/2049 (a)(o)	6,077,893	6,130,917
CSMC Trust, Series 2019-AFC1, Class M1, 3.061%, 8/25/2049 (a)(h)	11,155,839	11,286,061
CSMC Trust, Series 2019-AFC1, Class B1, 4.065%, 8/25/2049 (a)(h)	6,465,143	6,509,830
CSMC Trust, Series 2019-RPL10, Class A2, 3.072%, 12/25/2059 (a)(o)	30,776,200	30,549,872
CSMC Trust, Series 2020-NQM1, Class B1, 4.462%, 5/25/2065 (a)(h)	4,968,250	5,001,647
CSMCM Trust, Series 2018-RPL1, Class CERT, 3.037%, 7/25/2057 (a)(e)(h)	16,285,750	14,754,287
CSMCM Trust, Series 2018-SP3, Class CERT, 2.990%, 9/25/2058 (a)(h)	15,582,656	14,766,219
Deephaven Residential Mortgage Trust, Series 2017-1A, Class M1, 4.498%, 12/26/2046 (a)(h)	3,250,000	3,343,129
Deephaven Residential Mortgage Trust, Series 2017-2A, Class M1, 3.897%, 6/25/2047 (a)(h)	5,077,154	5,101,291
Deephaven Residential Mortgage Trust, Series 2017-2A, Class B1, 5.269%, 6/25/2047 (a)(h)	6,050,570	6,055,749
Deephaven Residential Mortgage Trust, Series 2017-3A, Class M1, 3.511%, 10/25/2047 (a)(h)	3,830,165	3,855,272
Deephaven Residential Mortgage Trust, Series 2017-3A, Class B1, 4.814%, 10/25/2047 (a)(h)	1,729,894	1,737,301
Deephaven Residential Mortgage Trust, Series 2018-2A, Class M1, 4.375%, 4/25/2058 (a)(h)	3,328,524	3,410,702
Deephaven Residential Mortgage Trust, Series 2018-2A, Class B1, 4.776%, 4/25/2058 (a)(h)	3,178,762	3,173,317
Deephaven Residential Mortgage Trust, Series 2018-3A, Class B2, 5.913%, 8/25/2058 (a)(h)	978,768	991,440
Deephaven Residential Mortgage Trust, Series 2018-4A, Class B2, 6.125%, 10/25/2058 (a)(h)	7,841,020	8,027,378
Deephaven Residential Mortgage Trust, Series 2019-1A, Class B1, 5.252%, 1/25/2059 (a)(h)	7,162,000	7,345,619
Deephaven Residential Mortgage Trust, Series 2019-1A, Class B2, 6.037%, 1/25/2059 (a)(h)	11,000,000	11,274,395
Deephaven Residential Mortgage Trust, Series 2019-2A, Class B2, 5.788%, 4/25/2059 (a)(h)	9,286,000	9,575,927
Deephaven Residential Mortgage Trust, Series 2019-3A, Class B1, 4.258%, 7/25/2059 (a)(h)	4,353,000	4,471,885
Deephaven Residential Mortgage Trust, Series 2019-3A, Class B2, 5.663%, 7/25/2059 (a)(h)	2,000,000	2,069,444
Deephaven Residential Mortgage Trust, Series 2019-4A, Class B2, 4.915%, 10/25/2059 (a)(h)	11,300,000	11,308,328

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value

Residential Mortgage-Backed Securities – (continued)
Deephaven Residential Mortgage Trust, Series 2020-1, Class B2, 4.539%, 1/25/2060 (a)(h)	$2,975,000	$2,999,222
Deephaven Residential Mortgage Trust, Series 2020-2, Class M1, 4.112%, 5/25/2065 (a)(h)	1,250,000	1,343,771
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-2, Class 1A5, 0.630% (1 Month LIBOR USD + 0.500%), 4/25/2035 (d)	476,684	440,256
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-AR1, Class 1A1, 0.440% (1 Month LIBOR USD + 0.310%), 8/25/2035 (d)	2,724,838	2,388,476
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-5, Class 2A4, 5.500%, 11/25/2035	4,831,684	4,181,146
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-5, Class 2A7, 5.500%, 11/25/2035	315,464	263,472
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-6, Class 1A4, 5.500%, 12/25/2035	550,370	550,363
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR1, Class 2A1, 3.114%, 2/25/2036 (h)	594,066	542,927
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR3, Class A2, 0.370% (1 Month LIBOR USD + 0.240%), 8/25/2036 (d)(j)	3,857,924	3,562,118
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR6, Class A6, 0.510% (1 Month LIBOR USD + 0.380%), 2/25/2037 (d)	1,853,149	1,625,145
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-BAR1, Class A4, 0.370% (1 Month LIBOR USD + 0.240%), 3/25/2037 (d)	76,432,950	8,048,084
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-AB1, Class PO, 0.000%, 4/25/2037 (c)	667,160	430,816
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-AR3, Class 2A5, 0.530% (1 Month LIBOR USD + 0.400%), 6/25/2037 (d)	15,393,104	13,441,397
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-AR3, Class 2A4, 0.830% (1 Month LIBOR USD + 0.700%), 6/25/2037 (d)	26,336,599	24,706,547
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-AR1, Class A1, 0.250% (1 Month LIBOR USD + 0.120%), 1/25/2047 (d)(j)	11,101,126	10,806,091
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-AR1, Class A2, 0.310% (1 Month LIBOR USD + 0.180%), 1/25/2047 (d)	575,301	497,400
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA4, Class 1A1B, 0.260% (1 Month LIBOR USD + 0.130%), 8/25/2047 (d)	7,544,148	7,123,419
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA4, Class 1A1A, 0.320% (1 Month LIBOR USD + 0.190%), 8/25/2047 (d)	8,296,425	8,092,830
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA4, Class 2A1, 0.330% (1 Month LIBOR USD + 0.200%), 8/25/2047 (d)(j)	12,217,831	11,877,589
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA5, Class A1A, 0.330% (1 Month LIBOR USD + 0.200%), 8/25/2047 (d)	1,928,642	1,790,912
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA4, Class A4, 0.340% (1 Month LIBOR USD + 0.210%), 8/25/2047 (d)	23,599,189	22,718,373
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB1, Class A2D, 5.720%, 2/25/2036 (h)	4,990,394	5,030,551
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A8, 4.999%, 6/25/2036 (h)	4,451,785	4,364,926
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A1, 4.999%, 6/25/2036 (h)	536,461	530,315
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A5B, 4.999%, 6/25/2036 (o)	522,284	499,908
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A2, 4.999%, 6/25/2036 (h)	2,386,852	2,355,489

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value

Residential Mortgage-Backed Securities – (continued)
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A3, 4.999%, 6/25/2036 (h)	$753,139	$772,217
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB3, Class A5B, 6.300%, 7/25/2036 (o)	254,184	237,930
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB3, Class A2, 6.420%, 7/25/2036 (h)(j)	2,620,379	2,484,227
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4, Class A4B, 6.500%, 10/25/2036 (o)(j)	7,765,226	7,613,238
Deutsche Mortgage Securities, Inc. REMIC Trust, Series 2009-RS6, Class A2B, 3.324%, 8/25/2037 (a)(h)(j)	12,227,445	12,125,517
Deutsche Mortgage Securities, Inc. Re-REMIC Trust, Series 2007-WM1, Class A1, 3.261%, 6/27/2037 (a)(h)(j)	17,909,052	19,178,625
DSLA Mortgage Loan Trust, Series 2005-AR2, Class C, 0.000%, 3/19/2045	1	503,031
DSLA Mortgage Loan Trust, Series 2006-AR2, Class 2A1A, 0.330% (1 Month LIBOR USD + 0.200%), 10/19/2036 (d)	23,854,971	21,089,727
DSLA Mortgage Loan Trust, Series 2007-AR1, Class 1A1A, 0.270% (1 Month LIBOR USD + 0.140%), 3/19/2037 (d)(j)	43,709,395	39,496,989
DSLA Mortgage Loan Trust, Series 2007-AR1, Class 2A1A, 0.270% (1 Month LIBOR USD + 0.140%), 3/19/2037 (d)(j)	29,407,890	27,737,463
DSLA Mortgage Loan Trust, Series 2004-AR1, Class A2A, 0.950% (1 Month LIBOR USD + 0.820%), 9/19/2044 (d)	1,084,342	1,026,687
DSLA Mortgage Loan Trust, Series 2004-AR1, Class X2, 2.469%, 9/19/2044 (e)(h)(k)	21,877,185	1,299,089
DSLA Mortgage Loan Trust, Series 2004-AR2, Class C, 0.000%, 11/19/2044 (l)	1,000	1
DSLA Mortgage Loan Trust, Series 2004-AR2, Class X2, 2.477%, 11/19/2044 (e)(h)(k)	21,777,665	1,260,709
DSLA Mortgage Loan Trust, Series 2004-AR4, Class 1A1A, 0.850% (1 Month LIBOR USD + 0.720%), 1/19/2045 (d)	11,399,978	10,380,170
DSLA Mortgage Loan Trust, Series 2004-AR4, Class X2, 2.600%, 1/19/2045 (e)(h)(k)	19,836,254	1,189,025
DSLA Mortgage Loan Trust, Series 2005-AR1, Class C, 0.000%, 2/19/2045 (l)	1,000,000	9,517
DSLA Mortgage Loan Trust, Series 2005-AR1, Class 1A, 0.670% (1 Month LIBOR USD + 0.540%), 3/19/2045 (d)(j)	24,964,774	22,507,167
DSLA Mortgage Loan Trust, Series 2005-AR1, Class X2, 2.788%, 3/19/2045 (e)(h)(k)	32,224,842	1,949,829
DSLA Mortgage Loan Trust, Series 2005-AR2, Class 2A1A, 0.550% (1 Month LIBOR USD + 0.420%), 6/19/2045 (d)	5,950,961	5,875,967
DSLA Mortgage Loan Trust, Series 2005-AR2, Class 2A1C, 0.570% (1 Month LIBOR USD + 0.440%), 6/19/2045 (d)	3,198,662	3,036,275
DSLA Mortgage Loan Trust, Series 2005-AR4, Class 2A1A, 0.390% (1 Month LIBOR USD + 0.260%), 8/19/2045 (d)	1,602,695	1,537,233
DSLA Mortgage Loan Trust, Series 2005-AR4, Class 1A, 0.390% (1 Month LIBOR USD + 0.260%), 8/19/2045 (d)	212,835	178,618
DSLA Mortgage Loan Trust, Series 2006-AR1, Class 1A1A, 1.419% (12 Month US Treasury Average + 0.920%), 3/19/2046 (d)	13,930,259	13,112,010
Eagle RE Ltd., Series 2018-1, Class M2, 3.130% (1 Month LIBOR USD + 3.000%), 11/27/2028 (a)(d)	8,708,500	8,566,255
Eagle RE Ltd., Series 2019-1, Class M2, 3.430% (1 Month LIBOR USD + 3.300%), 4/25/2029 (a)(d)	22,100,000	22,713,717
Eagle RE Ltd., Series 2019-1, Class B1, 4.630% (1 Month LIBOR USD + 4.500%), 4/25/2029 (a)(d)	5,000,000	4,861,635
Eagle RE Ltd., Series 2020-1, Class M1C, 1.930% (1 Month LIBOR USD + 1.800%), 1/25/2030 (a)(d)	3,500,000	3,418,464

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value

Residential Mortgage-Backed Securities – (continued)
Eagle RE Ltd., Series 2020-1, Class M2, 2.130% (1 Month LIBOR USD + 2.000%), 1/25/2030 (a)(d)	$9,500,000	$9,357,082
Eagle RE Ltd., Series 2020-1, Class B1, 2.980% (1 Month LIBOR USD + 2.850%), 1/25/2030 (a)(d)	2,000,000	1,895,164
Eagle RE Ltd., Series 2020-2, Class M2, 5.730% (1 Month LIBOR USD + 5.600%), 10/25/2030 (a)(d)	3,500,000	3,692,244
Ellington Financial Mortgage Trust, Series 2019-2, Class M1, 3.469%, 11/25/2059 (a)(h)	3,000,000	3,116,637
Ellington Financial Mortgage Trust, Series 2020-1, Class B1, 5.265%, 5/25/2065 (a)(h)	10,112,000	10,508,704
Ellington Financial Mortgage Trust, Series 2020-2, Class B2, 4.804%, 10/25/2065 (a)(h)	3,626,000	3,653,927
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA9, Class 3A1, 2.514%, 11/25/2035 (h)	1,719,073	1,551,807
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class 1A18, 5.500%, 11/25/2035	9,208	8,175
First Horizon Alternative Mortgage Securities Trust, Series 2006-FA1, Class 1A8, 0.630% (1 Month LIBOR USD + 0.500%), 4/25/2036 (d)	4,326,022	2,211,601
First Horizon Alternative Mortgage Securities Trust, Series 2006-FA1, Class 1A12, 6.000%, 4/25/2036	256,121	210,032
First Horizon Alternative Mortgage Securities Trust, Series 2006-AA2, Class 2A1, 2.449%, 5/25/2036 (h)	665,457	603,632
First Horizon Alternative Mortgage Securities Trust, Series 2006-FA3, Class A3, 6.000%, 7/25/2036	8,090,406	6,665,273
First Horizon Alternative Mortgage Securities Trust, Series 2006-FA3, Class A2, 6.000%, 7/25/2036	1,519,833	1,181,619
First Horizon Alternative Mortgage Securities Trust, Series 2006-FA3, Class A13, 6.000%, 7/25/2036	1,563,661	1,215,693
First Horizon Alternative Mortgage Securities Trust, Series 2007-FA5, Class A9, 7.000%, 11/25/2037	10,545,361	6,438,048
First Horizon Mortgage Pass-Through Trust, Series 2005-AR4, Class 4A3, 2.906%, 9/25/2035 (h)	64,571	60,411
FMC GMSR Issuer Trust, Series 2019-GT1, Class B, 5.660%, 5/25/2026 (a)(e)(h)	13,179,000	13,311,212
FNBA Mortgage Loan Trust, Series 2004-AR1, Class A3, 1.090% (1 Month LIBOR USD + 0.960%), 8/19/2034 (d)	608	609
FWD Securitization Trust, Series 2019-INV1, Class A3, 3.110%, 6/25/2049 (a)(h)	5,061,901	5,194,781
GCAT Trust, Series 2019-NQM2, Class A2, 3.060%, 9/25/2059 (a)(o)	1,548,999	1,566,863
GMAC Mortgage Corp. Loan Trust, Series 2005-AR5, Class 5A1, 3.496%, 9/19/2035 (h)	147,772	141,133
GMACM Mortgage Loan Trust, Series 2006-AR1, Class 1A1, 3.406%, 4/19/2036 (h)	1,023,031	937,808
Grand Avenue Mortgage Loan Trust, Series 2017-RPL1, Class A1, 3.250%, 8/25/2064 (a)	3,768,342	3,770,746
GreenPoint Mortgage Funding Trust, Series 2006-AR3, Class X1, 1.000%, 4/25/2036 (e)(k)	31,779,975	1,113,443
GreenPoint Mortgage Funding Trust, Series 2006-OH1, Class A1, 0.310% (1 Month LIBOR USD + 0.180%), 1/25/2037 (d)	11,299,898	10,552,048
GreenPoint Mortgage Funding Trust, Series 2007-AR2, Class 2A1, 0.330% (1 Month LIBOR USD + 0.200%), 5/25/2037 (d)	4,493,469	4,361,101
GreenPoint Mortgage Funding Trust, Series 2007-AR3, Class A1, 0.350% (1 Month LIBOR USD + 0.220%), 6/25/2037 (d)	3,970,887	3,913,158
GreenPoint Mortgage Funding Trust, Series 2005-AR4, Class 4A1A, 0.750% (1 Month LIBOR USD + 0.620%), 10/25/2045 (d)	1,786,755	1,679,289
GreenPoint MTA Trust, Series 2005-AR1, Class X1, 2.841%, 6/25/2045 (e)(h)(k)	9,651,917	666,735
GreenPoint MTA Trust, Series 2005-AR3, Class X1, 2.917%, 8/25/2045 (e)(h)(k)	28,733,190	2,554,208
GS Mortgage-Backed Securities Corp Trust, Series 2019-PJ3, Class B6, 4.108%, 3/25/2050 (a)(h)	1,825,323	1,232,093

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value

Residential Mortgage-Backed Securities – (continued)
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ6, Class AX1, 0.089%, 1/25/2043 (a)(h)(k)	$512,390,169	$978,153
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ6, Class AX4, 0.250%, 1/25/2043 (a)(h)(k)	53,465,433	297,000
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ6, Class B4, 2.839%, 3/25/2044 (a)(h)	1,894,416	1,699,348
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ6, Class B5, 2.839%, 4/25/2045 (a)(h)	1,624,926	1,103,900
GS Mortgage-Backed Securities Corp. Trust, Series 2019-PJ1, Class B5, 4.326%, 8/25/2049 (a)(h)	577,000	453,093
GS Mortgage-Backed Securities Corp. Trust, Series 2019-PJ1, Class B4, 4.326%, 8/25/2049 (a)(h)	1,500,000	1,484,892
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ3, Class B3A, 3.470%, 10/25/2050 (a)(h)	4,140,438	4,261,003
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ3, Class B4, 3.470%, 10/25/2050 (a)(h)	2,365,965	2,275,225
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ5, Class AIOS, 0.215%, 3/27/2051 (h)(k)	383,664,252	1,472,887
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ5, Class AX1, 0.434%, 3/27/2051 (h)(k)	357,943,860	2,454,779
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ5, Class B4, 3.434%, 3/27/2051 (h)	2,262,095	2,233,502
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ5, Class B5, 3.434%, 3/27/2051 (h)	1,850,262	1,269,742
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ6, Class AIOS, 0.218%, 5/25/2051 (a)(h)(k)	540,006,138	2,866,353
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ6, Class B6, 2.839%, 5/25/2051 (a)(h)	1,712,085	603,589
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ1, Class AIOS, 0.220%, 6/25/2051 (a)(h)(k)	415,719,428	2,629,425
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ1, Class AX1, 0.300%, 6/25/2051 (a)(h)(k)	394,309,000	2,840,917
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ1, Class B4, 2.800%, 6/25/2051 (a)(h)	2,494,000	2,096,324
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ1, Class B5, 2.800%, 6/25/2051 (a)(h)	1,039,000	600,022
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ1, Class B6, 2.800%, 6/25/2051 (a)(h)	2,079,428	703,919
GS Mortgage-Backed Securities Trust, Series 2020-NQM1, Class B2, 5.736%, 9/25/2060 (a)(h)	1,500,000	1,573,290
GSAA Home Equity Trust, Series 2005-14, Class 2A2, 0.630% (1 Month LIBOR USD + 0.500%), 12/25/2035 (d)	1,856,787	1,437,031
GSAA Home Equity Trust, Series 2005-14, Class 2A3, 0.830% (1 Month LIBOR USD + 0.700%), 12/25/2035 (d)	4,080,400	3,852,077
GSAA Home Equity Trust, Series 2005-15, Class 2A2, 0.630% (1 Month LIBOR USD + 0.500%), 1/25/2036 (d)	2,356,162	1,444,900
GSAA Home Equity Trust, Series 2006-10, Class AF2, 5.825%, 6/25/2036 (h)	10,380,038	5,116,985
GSAA Home Equity Trust, Series 2006-16, Class A2, 0.470% (1 Month LIBOR USD + 0.340%), 10/25/2036 (d)	1,672,670	808,475
GSAA Home Equity Trust, Series 2006-18, Class AF3A, 5.772%, 11/25/2036 (h)	7,324,201	3,982,314
GSAA Home Equity Trust, Series 2006-20, Class 1A2, 0.490% (1 Month LIBOR USD + 0.360%), 1/25/2037 (d)	12,553,537	6,567,973

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value

Residential Mortgage-Backed Securities – (continued)
GSAA Home Equity Trust, Series 2006-20, Class A4A, 0.590% (1 Month LIBOR USD + 0.460%), 1/25/2037 (d)	$3,174,690	$2,017,141
GSAA Home Equity Trust, Series 2007-1, Class 1A2, 0.300% (1 Month LIBOR USD + 0.170%), 2/25/2037 (d)	2,143,517	1,113,754
GSAA Home Equity Trust, Series 2007-4, Class A2, 0.330% (1 Month LIBOR USD + 0.200%), 3/25/2037 (d)	1,409,923	599,013
GSAA Home Equity Trust, Series 2007-2, Class AF4A, 5.983%, 3/25/2037 (o)	2,248,204	1,135,017
GSAA Home Equity Trust, Series 2007-5, Class 2A1A, 0.250% (1 Month LIBOR USD + 0.120%), 5/25/2037 (d)	4,077,548	3,727,548
GSAA Home Equity Trust, Series 2007-5, Class 1F4A, 6.032%, 5/25/2037 (o)	5,488,438	3,655,464
GSAA Home Equity Trust, Series 2007-10, Class A2A, 6.500%, 11/25/2037	2,482,963	1,716,329
GSAA Resecuritization Mortgage Trust, Series 2005-R1, Class 1A1, 0.630% (1 Month LIBOR USD + 0.500%), 4/25/2035 (a)(d)	1,468,577	1,081,530
GSAA Trust, Series 2007-3, Class 1A1A, 0.200% (1 Month LIBOR USD + 0.070%), 3/25/2037 (d)	7,148,156	5,084,476
GSMSC Resecuritization Trust, Series 2014-5R, Class 3B3, 0.302% (1 Month LIBOR USD + 0.150%), 2/26/2037 (a)(d)	5,707,000	4,172,308
GSMSC Resecuritization Trust, Series 2014-5R, Class 3B4, 0.302% (1 Month LIBOR USD + 0.150%), 2/26/2037 (a)(d)	5,709,149	3,014,197
GSMSC Resecuritization Trust, Series 2014-5R, Class 3B1, 0.302% (1 Month LIBOR USD + 0.150%), 2/26/2037 (a)(d)	5,707,000	5,190,197
GSMSC Resecuritization Trust, Series 2014-5R, Class 3B2, 0.302% (1 Month LIBOR USD + 0.150%), 2/26/2037 (a)(d)	5,707,000	4,891,122
GSR Mortgage Loan Trust, Series 2005-AR3, Class 8A1, 3.391%, 5/25/2035 (h)	1,097,166	1,133,091
GSR Mortgage Loan Trust, Series 2005-AR3, Class 5A1, 3.694%, 5/25/2035 (h)	1,585,279	1,529,431
GSR Mortgage Loan Trust, Series 2005-6F, Class 3A1, 0.630% (1 Month LIBOR USD + 0.500%), 7/25/2035 (d)	863,389	818,941
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3, 2.992%, 10/25/2035 (h)	1,143,338	915,724
GSR Mortgage Loan Trust, Series 2006-2F, Class 3A4, 6.000%, 2/25/2036	396,499	323,122
GSR Mortgage Loan Trust, Series 2006-1F, Class 2A5, 6.000%, 2/25/2036	1,289,588	1,095,384
GSR Mortgage Loan Trust, Series 2006-6F, Class 3A1, 6.500%, 7/25/2036	7,750,245	5,784,209
GSR Mortgage Loan Trust, Series 2007-AR1, Class 2A1, 2.959%, 3/25/2037 (h)	7,076,113	6,390,601
GSR Mortgage Loan Trust, Series 2007-2F, Class 3A7, 6.000%, 3/25/2037	9,692,776	8,369,111
GSR Mortgage Loan Trust, Series 2007-2F, Class 3A3, 6.000%, 3/25/2037	446,009	386,393
GSR Mortgage Loan Trust, Series 2007-3F, Class 4A1, 0.430% (1 Month LIBOR USD + 0.300%), 4/25/2037 (d)	5,740,836	2,278,871
HarborView Mortgage Loan Trust, Series 2004-7, Class X1, 0.500%, 11/19/2034 (e)(h)(k)	2,424,279	30,449
HarborView Mortgage Loan Trust, Series 2004-9, Class 4A2, 0.910% (1 Month LIBOR USD + 0.780%), 12/19/2034 (d)	3,343,743	3,026,970
HarborView Mortgage Loan Trust, Series 2004-11, Class X1, 2.240%, 1/19/2035 (e)(h)(k)	8,933,431	720,803
HarborView Mortgage Loan Trust, Series 2005-1, Class X, 2.245%, 3/19/2035 (e)(h)(k)	9,341,356	623,265
HarborView Mortgage Loan Trust, Series 2005-3, Class X2, 2.521%, 6/19/2035 (e)(h)(k)	67,283,476	4,681,719
HarborView Mortgage Loan Trust, Series 2005-4, Class 3A1, 3.444%, 7/19/2035 (h)	1,055,660	984,995
HarborView Mortgage Loan Trust, Series 2005-8, Class 2A2A, 1.999% (12 Month US Treasury Average + 1.500%), 9/19/2035 (d)	2,143,692	2,016,798
HarborView Mortgage Loan Trust, Series 2005-12, Class X2B, 1.719%, 10/19/2035 (e)(h)(k)	10,519,658	609,120
HarborView Mortgage Loan Trust, Series 2005-10, Class X, 2.233%, 11/19/2035 (e)(h)(k)	31,330,155	1,571,019
HarborView Mortgage Loan Trust, Series 2005-16, Class 3A1A, 0.630% (1 Month LIBOR USD + 0.500%), 1/19/2036 (d)	6,379,117	5,061,689

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value

Residential Mortgage-Backed Securities – (continued)
HarborView Mortgage Loan Trust, Series 2005-13, Class X, 1.407%, 2/19/2036 (e)(h)(k)	$23,181,385	$828,039
HarborView Mortgage Loan Trust, Series 2006-10, Class 2A1A, 0.310% (1 Month LIBOR USD + 0.180%), 11/19/2036 (d)(j)	23,574,050	22,880,714
HarborView Mortgage Loan Trust, Series 2006-9, Class 2A1A, 0.550% (1 Month LIBOR USD + 0.420%), 11/19/2036 (d)	903,992	809,902
HarborView Mortgage Loan Trust, Series 2006-12, Class 2A2A, 0.320% (1 Month LIBOR USD + 0.190%), 12/19/2036 (d)(j)	35,315,217	33,634,283
HarborView Mortgage Loan Trust, Series 2006-12, Class 2A13, 0.370% (1 Month LIBOR USD + 0.240%), 12/19/2036 (d)	1,381,501	1,306,494
HarborView Mortgage Loan Trust, Series 2006-11, Class A1A, 0.470% (1 Month LIBOR USD + 0.340%), 12/19/2036 (d)	2,830,204	2,419,802
HarborView Mortgage Loan Trust, Series 2006-SB1, Class A1A, 1.349% (12 Month US Treasury Average + 0.850%), 12/19/2036 (d)	7,502,940	7,072,909
HarborView Mortgage Loan Trust, Series 2006-14, Class 2A1A, 0.280% (1 Month LIBOR USD + 0.150%), 2/19/2037 (d)(p)	21,764,636	20,191,967
HarborView Mortgage Loan Trust, Series 2007-1, Class 2A1A, 0.260% (1 Month LIBOR USD + 0.130%), 3/19/2037 (d)(p)	37,730,239	36,276,455
HarborView Mortgage Loan Trust, Series 2007-2, Class 2A1A, 0.290% (1 Month LIBOR USD + 0.160%), 4/25/2037 (d)(j)	18,919,659	17,036,699
HarborView Mortgage Loan Trust, Series 2007-3, Class 2A1A, 0.330% (1 Month LIBOR USD + 0.200%), 5/19/2037 (d)(j)	28,660,779	27,793,475
HarborView Mortgage Loan Trust, Series 2007-6, Class 2A1A, 0.320% (1 Month LIBOR USD + 0.190%), 8/19/2037 (d)	2,372,412	2,297,361
HarborView Mortgage Loan Trust, Series 2007-6, Class 1A1A, 0.330% (1 Month LIBOR USD + 0.200%), 8/19/2037 (d)(j)	23,209,952	21,024,527
HarborView Mortgage Loan Trust, Series 2007-5, Class A1A, 0.320% (1 Month LIBOR USD + 0.190%), 9/19/2037 (d)	5,904,462	5,630,483
HarborView Mortgage Loan Trust, Series 2007-7, Class 1A1, 1.130% (1 Month LIBOR USD + 1.000%), 10/25/2037 (d)(p)	19,597,368	19,528,013
HarborView Mortgage Loan Trust, Series 2005-11, Class X, 2.705%, 8/19/2045 (e)(h)(k)	12,968,261	954,788
HarborView Mortgage Loan Trust, Series 2005-15, Class 2A11, 0.671% (1 Month LIBOR USD + 0.540%), 10/20/2045 (d)	3,109,845	3,065,468
HarborView Mortgage Loan Trust, Series 2005-15, Class 3A11, 2.499% (12 Month US Treasury Average + 2.000%), 10/20/2045 (d)	4,316,457	4,021,112
HarborView Mortgage Loan Trust, Series 2006-4, Class 1A2A, 0.510% (1 Month LIBOR USD + 0.380%), 5/19/2046 (d)	6,322,775	3,758,744
HarborView Mortgage Loan Trust, Series 2006-13, Class A, 0.310% (1 Month LIBOR USD + 0.180%), 11/19/2046 (d)	7,270,513	6,611,616
Home RE Ltd., Series 2020-1, Class M1C, 4.280% (1 Month LIBOR USD + 4.150%), 10/25/2030 (a)(d)	2,500,000	2,589,045
Home RE Ltd., Series 2020-1, Class M2, 5.380% (1 Month LIBOR USD + 5.250%), 10/25/2030 (a)(d)	1,750,000	1,848,637
Home RE Ltd., Series 2021-1, Class M1C, 2.423% (1 Month LIBOR USD + 2.300%), 7/25/2033 (a)(b)(d)	8,632,587	8,632,587
Home RE Ltd., Series 2021-1, Class M2, 2.973% (1 Month LIBOR USD + 2.850%), 7/25/2033 (a)(b)(d)	25,466,131	25,466,131
Home RE Ltd., Series 2021-1, Class B1, 3.773% (1 Month LIBOR USD + 3.650%), 7/25/2033 (a)(b)(d)	3,333,042	3,333,042
HomeBanc Mortgage Trust, Series 2005-1, Class A1, 0.630% (1 Month LIBOR USD + 0.500%), 3/25/2035 (d)	6,571,915	5,965,551

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value

Residential Mortgage-Backed Securities – (continued)
HomeBanc Mortgage Trust, Series 2005-1, Class A2, 0.750% (1 Month LIBOR USD + 0.620%), 3/25/2035 (d)	$261,246	$232,396
HomeBanc Mortgage Trust, Series 2005-4, Class A2, 0.790% (1 Month LIBOR USD + 0.660%), 10/25/2035 (d)	506,825	508,824
HomeBanc Mortgage Trust, Series 2005-5, Class A1, 0.668% (1 Month LIBOR USD + 0.260%), 1/25/2036 (d)	3,302,251	3,259,840
HomeBanc Mortgage Trust, Series 2006-2, Class A2, 0.570% (1 Month LIBOR USD + 0.440%), 12/25/2036 (d)	1,351,134	1,348,850
HomeBanc Mortgage Trust, Series 2006-1, Class 3A2, 3.246%, 4/25/2037 (h)	6,166,479	6,041,121
Homeward Opportunities Fund I Trust, Series 2018-1, Class B1, 5.295%, 6/25/2048 (a)(h)	3,964,213	4,090,239
HSI Asset Loan Obligation Trust, Series 2007-AR1, Class 2A1, 2.831%, 1/25/2037 (h)	729,107	648,979
IMPAC CMB Trust, Series 2004-6, Class 1A2, 0.910% (1 Month LIBOR USD + 0.780%), 10/25/2034 (d)	2,348,052	2,299,008
IMPAC CMB Trust, Series 2004-10, Class 3A1, 0.830% (1 Month LIBOR USD + 0.700%), 3/25/2035 (d)	429,804	398,889
IMPAC CMB Trust, Series 2005-6, Class 1A2, 0.410% (1 Month LIBOR USD + 0.280%), 10/25/2035 (d)	2,612,672	2,511,039
IMPAC CMB Trust, Series 2005-6, Class 1A1, 0.630% (1 Month LIBOR USD + 0.500%), 10/25/2035 (d)	24,576,696	23,807,396
IMPAC CMB Trust, Series 2005-7, Class A2, 0.410% (1 Month LIBOR USD + 0.280%), 11/25/2035 (d)	2,413,694	2,197,273
IMPAC CMB Trust, Series 2005-7, Class A1, 0.650% (1 Month LIBOR USD + 0.520%), 11/25/2035 (d)(j)	21,673,991	20,721,181
IMPAC Secured Assets CMN Owner Trust, Series 2005-2, Class A2D, 0.990% (1 Month LIBOR USD + 0.860%), 3/25/2036 (d)	868,594	724,453
IMPAC Secured Assets Trust, Series 2006-2, Class 1A2B, 0.300% (1 Month LIBOR USD + 0.170%), 8/25/2036 (d)	8,950,552	8,165,123
IMPAC Secured Assets Trust, Series 2006-2, Class 1A2C, 0.410% (1 Month LIBOR USD + 0.280%), 8/25/2036 (d)(j)	4,896,313	3,673,909
IMPAC Secured Assets Trust, Series 2006-3, Class A1, 0.300% (1 Month LIBOR USD + 0.170%), 11/25/2036 (d)	16,583,925	14,655,214
IMPAC Secured Assets Trust, Series 2006-3, Class A7, 0.400% (1 Month LIBOR USD + 0.270%), 11/25/2036 (d)	22,439,465	17,247,848
IMPAC Secured Assets Trust, Series 2006-4, Class A1, 0.320% (1 Month LIBOR USD + 0.190%), 1/25/2037 (d)	9,632,560	7,980,133
IMPAC Secured Assets Trust, Series 2006-4, Class A2C, 0.390% (1 Month LIBOR USD + 0.260%), 1/25/2037 (d)	28,910,133	27,150,084
IMPAC Secured Assets Trust, Series 2007-1, Class A2, 0.290% (1 Month LIBOR USD + 0.160%), 3/25/2037 (d)	2,146,573	2,120,782
IMPAC Secured Assets Trust, Series 2007-2, Class 1A1C, 0.510% (1 Month LIBOR USD + 0.380%), 5/25/2037 (d)	17,979,531	15,035,850
IndyMac Index Mortgage Loan Trust, Series 2004-AR2, Class AX2, 3.106%, 6/25/2034 (e)(h)(k)	9,649,908	9,262,281
IndyMac Index Mortgage Loan Trust, Series 2004-AR8, Class 2A2A, 0.930% (1 Month LIBOR USD + 0.800%), 11/25/2034 (d)	555,551	527,029
IndyMac Index Mortgage Loan Trust, Series 2004-AR12, Class AX2, 2.197%, 12/25/2034 (e)(h)(k)	2,952,601	154,173
IndyMac Index Mortgage Loan Trust, Series 2005-AR2, Class AX2, 2.374%, 2/25/2035 (e)(h)(k)	15,532,625	890,392

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value

Residential Mortgage-Backed Securities – (continued)
IndyMac Index Mortgage Loan Trust, Series 2005-AR4, Class AX2, 2.369%, 3/25/2035 (e)(h)(k)	$19,915,041	$1,213,722
IndyMac Index Mortgage Loan Trust, Series 2005-AR6, Class 2A1, 0.610% (1 Month LIBOR USD + 0.480%), 4/25/2035 (d)	2,845,865	2,629,531
IndyMac Index Mortgage Loan Trust, Series 2005-AR8, Class 2A1A, 0.590% (1 Month LIBOR USD + 0.460%), 5/25/2035 (d)	5,223,691	4,881,654
IndyMac Index Mortgage Loan Trust, Series 2005-AR8, Class AX2, 2.593%, 5/25/2035 (e)(h)(k)	26,813,217	1,751,091
IndyMac Index Mortgage Loan Trust, Series 2005-AR5, Class 2A1, 2.966%, 5/25/2035 (h)	1,253,526	1,181,057
IndyMac Index Mortgage Loan Trust, Series 2005-AR10, Class AX, 2.559%, 6/25/2035 (e)(h)(k)	42,539,424	2,638,635
IndyMac Index Mortgage Loan Trust, Series 2005-AR7, Class 4A1, 3.202%, 6/25/2035 (h)	1,094,738	1,068,461
IndyMac Index Mortgage Loan Trust, Series 2005-AR12, Class AX2, 2.697%, 7/25/2035 (e)(h)(k)	26,619,293	1,552,011
IndyMac Index Mortgage Loan Trust, Series 2005-AR14, Class 2X, 2.442%, 8/25/2035 (e)(h)(k)	29,635,995	1,986,916
IndyMac Index Mortgage Loan Trust, Series 2005-AR13, Class 1A1, 3.116%, 8/25/2035 (h)	2,780,657	2,357,107
IndyMac Index Mortgage Loan Trust, Series 2005-AR19, Class A1, 2.987%, 10/25/2035 (h)	5,807,524	5,248,753
IndyMac Index Mortgage Loan Trust, Series 2006-AR9, Class 3A3, 3.265%, 6/25/2036 (h)	744,453	734,363
IndyMac Index Mortgage Loan Trust, Series 2006-AR13, Class A3, 3.151%, 7/25/2036 (h)	4,490,501	3,993,250
IndyMac Index Mortgage Loan Trust, Series 2006-AR19, Class 5A2, 3.290%, 8/25/2036 (h)	9,287,851	8,658,014
IndyMac Index Mortgage Loan Trust, Series 2006-AR25, Class 5A1, 3.008%, 9/25/2036 (h)	6,641,445	6,039,843
IndyMac Index Mortgage Loan Trust, Series 2006-AR31, Class A3, 3.169%, 11/25/2036 (h)	3,871,473	3,781,086
IndyMac Index Mortgage Loan Trust, Series 2007-AR1, Class 3A1, 3.027%, 3/25/2037 (h)	1,263,658	1,182,051
IndyMac Index Mortgage Loan Trust, Series 2007-AR1, Class 2A1, 3.107%, 6/25/2037 (h)	6,428,594	5,511,498
IndyMac Index Mortgage Loan Trust, Series 2007-AR9, Class 2A1, 3.463%, 6/25/2037 (h)	4,223,091	3,254,124
IndyMac Index Mortgage Loan Trust, Series 2007-AR2, Class A1, 3.749%, 6/25/2037 (h)	654,468	620,058
IndyMac Index Mortgage Loan Trust, Series 2007-FLX4, Class 2A1, 0.310% (1 Month LIBOR USD + 0.180%), 7/25/2037 (d)	8,552,803	8,074,718
IndyMac Index Mortgage Loan Trust, Series 2007-FLX4, Class 1A1, 0.330% (1 Month LIBOR USD + 0.200%), 7/25/2037 (d)(j)	15,369,890	14,401,603
IndyMac Index Mortgage Loan Trust, Series 2007-AR13, Class 4A1, 3.027%, 7/25/2037 (h)	4,073,002	3,352,032
IndyMac Index Mortgage Loan Trust, Series 2007-FLX5, Class 2A1, 0.310% (1 Month LIBOR USD + 0.180%), 8/25/2037 (d)	4,414,902	4,116,110
IndyMac Index Mortgage Loan Trust, Series 2005-16IP, Class AX, 2.712%, 7/25/2045 (e)(h)(k)	19,770,859	1,201,851
IndyMac Index Mortgage Loan Trust, Series 2006-AR14, Class 1A3A, 0.330% (1 Month LIBOR USD + 0.200%), 11/25/2046 (d)	6,461,824	5,876,241
IndyMac Index Mortgage Loan Trust, Series 2007-AR2, Class A3, 0.490% (1 Month LIBOR USD + 0.360%), 3/25/2047 (d)	9,096,882	6,938,047
Jefferies Resecuritization Trust, Series 2009-R2, Class 5A, 3.145%, 1/28/2036 (a)(h)	724,752	711,957
JP Morgan Alternative Loan Trust, Series 2006-A2, Class 1A4, 0.670% (1 Month LIBOR USD + 0.540%), 5/25/2036 (d)	1,587,747	1,532,814
JP Morgan Alternative Loan Trust, Series 2006-A7, Class 1A4, 0.590% (1 Month LIBOR USD + 0.460%), 12/25/2036 (d)	1,783,098	1,726,194
JP Morgan Alternative Loan Trust, Series 2007-A2, Class 11A1, 0.310% (1 Month LIBOR USD + 0.180%), 6/25/2037 (d)	36,750,955	26,526,141
JP Morgan Mortgage Trust, Series 2005-A6, Class 7A1, 3.101%, 8/25/2035 (h)	9,130	9,347
JP Morgan Mortgage Trust, Series 2005-ALT1, Class 2A1, 2.828%, 10/25/2035 (h)	8,698,786	7,736,065

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value

Residential Mortgage-Backed Securities – (continued)
JP Morgan Mortgage Trust, Series 2005-A8, Class 3A1, 2.751%, 11/25/2035 (h)	$2,381,769	$2,330,454
JP Morgan Mortgage Trust, Series 2005-S3, Class 1A14, 5.500%, 1/25/2036	1,575,734	1,409,993
JP Morgan Mortgage Trust, Series 2006-A6, Class 3A2, 2.706%, 10/25/2036 (h)	280,906	248,733
JP Morgan Mortgage Trust, Series 2006-A6, Class 2A4L, 3.241%, 10/25/2036 (h)	836,201	805,993
JP Morgan Mortgage Trust, Series 2006-A6, Class 1A4L, 3.311%, 10/25/2036 (h)	2,324,413	2,143,127
JP Morgan Mortgage Trust, Series 2006-A7, Class 2A3, 3.093%, 1/25/2037 (h)	1,908,133	1,850,228
JP Morgan Mortgage Trust, Series 2007-A3, Class 1A1, 3.513%, 5/25/2037 (h)	638,613	593,774
JP Morgan Mortgage Trust, Series 2007-A4, Class 3A3, 3.413%, 6/25/2037 (h)	2,237,560	2,142,936
JP Morgan Mortgage Trust, Series 2019-1, Class B6, 3.751%, 5/25/2049 (a)(h)	4,067,140	2,407,214
JP Morgan Mortgage Trust, Series 2019-1, Class B5, 4.529%, 5/25/2049 (a)(h)	1,787,866	1,698,802
JP Morgan Mortgage Trust, Series 2019-LTV1, Class B6, 3.910%, 6/25/2049 (a)(h)	3,014,768	1,663,100
JP Morgan Mortgage Trust, Series 2019-LTV1, Class B5, 4.887%, 6/25/2049 (a)(h)	2,480,153	2,308,891
JP Morgan Mortgage Trust, Series 2019-LTV1, Class B4, 4.887%, 6/25/2049 (a)(h)	6,732,397	7,014,822
JP Morgan Mortgage Trust, Series 2019-6, Class B4, 4.265%, 12/25/2049 (a)(h)	4,893,994	5,008,489
JP Morgan Mortgage Trust, Series 2019-6, Class B5, 4.265%, 12/25/2049 (a)(h)	1,946,696	1,720,984
JP Morgan Mortgage Trust, Series 2019-7, Class AX1, 0.191%, 2/25/2050 (a)(e)(h)(k)	87,679,582	222,882
JP Morgan Mortgage Trust, Series 2019-7, Class B6, 2.932%, 2/25/2050 (a)(h)	1,920,702	806,514
JP Morgan Mortgage Trust, Series 2019-7, Class B5, 4.191%, 2/25/2050 (a)(h)	1,199,000	927,037
JP Morgan Mortgage Trust, Series 2019-7, Class B4, 4.191%, 2/25/2050 (a)(h)	3,105,126	3,182,655
JP Morgan Mortgage Trust, Series 2019-8, Class AX1, 0.191%, 3/25/2050 (a)(e)(h)(k)	266,317,155	603,208
JP Morgan Mortgage Trust, Series 2019-8, Class B6, 3.527%, 3/25/2050 (a)(h)	2,802,449	1,762,903
JP Morgan Mortgage Trust, Series 2019-8, Class B5, 4.191%, 3/25/2050 (a)(h)	1,867,269	1,668,455
JP Morgan Mortgage Trust, Series 2019-9, Class B6, 2.755%, 5/25/2050 (a)(h)	5,300,856	2,880,697
JP Morgan Mortgage Trust, Series 2019-9, Class B5, 3.908%, 5/25/2050 (a)(h)	2,666,263	2,342,526
JP Morgan Mortgage Trust, Series 2019-9, Class B4, 3.908%, 5/25/2050 (a)(h)	2,999,057	3,022,929
JP Morgan Mortgage Trust, Series 2020-1, Class B6, 2.198%, 6/25/2050 (a)(h)	4,006,448	1,635,120
JP Morgan Mortgage Trust, Series 2020-LTV1, Class B6, 3.524%, 6/25/2050 (a)(h)	9,705,689	6,519,166
JP Morgan Mortgage Trust, Series 2020-1, Class B4, 3.883%, 6/25/2050 (a)(h)	4,128,713	4,060,532
JP Morgan Mortgage Trust, Series 2020-1, Class B5, 3.883%, 6/25/2050 (a)(h)	2,282,405	1,945,326
JP Morgan Mortgage Trust, Series 2020-LTV1, Class B5, 4.405%, 6/25/2050 (a)(h)	2,962,071	2,829,687
JP Morgan Mortgage Trust, Series 2020-LTV1, Class B4, 4.405%, 6/25/2050 (a)(h)	6,982,305	7,301,180
JP Morgan Mortgage Trust, Series 2020-LTV2, Class B6, 4.175%, 11/25/2050 (a)(h)	8,886,996	5,515,234
JP Morgan Mortgage Trust, Series 2020-LTV2, Class B5, 4.217%, 11/25/2050 (a)(h)	3,231,530	2,701,979
JP Morgan Mortgage Trust, Series 2020-LTV2, Class B4, 4.233%, 11/25/2050 (a)(h)	7,876,978	8,135,942
JP Morgan Mortgage Trust, Series 2020-5, Class B5, 3.719%, 12/25/2050 (a)(h)	1,854,717	1,477,189
JP Morgan Mortgage Trust, Series 2020-5, Class B6, 3.719%, 12/25/2050 (a)(h)	4,112,936	1,769,809
JP Morgan Mortgage Trust, Series 2020-5, Class B4, 3.736%, 12/25/2050 (a)(h)	3,711,413	3,618,916
JP Morgan Mortgage Trust, Series 2020-9, Class B6, 3.157%, 5/25/2051 (a)(h)	1,088,480	359,796
JP Morgan Resecuritization Trust, Series 2014-2, Class 6A5, 2.601%, 5/27/2037 (a)(h)	6,649,034	6,190,696
Lake Summit Mortgage Trust, Series 2019-1, 8.440%, 8/15/2049 (e)(h)	7,941,757	8,192,224
Legacy Mortgage Asset Trust, Series 2019-SL1, Class A, 4.000%, 12/25/2054 (a)(h)	10,257,665	10,372,151
Legacy Mortgage Asset Trust, Series 2018-GS1, Class A1, 4.000%, 3/25/2058 (a)(o)	8,532,552	8,599,967
Legacy Mortgage Asset Trust, Series 2018-GS1, Class A2, 4.250%, 3/25/2058 (a)(o)	21,378,000	21,464,217
Legacy Mortgage Asset Trust, Series 2018-GS3, Class A1, 4.000%, 6/25/2058 (a)(o)	9,863,905	9,983,593
Legacy Mortgage Asset Trust, Series 2018-GS3, Class A2, 4.250%, 6/25/2058 (a)(o)	13,000,000	13,086,775
Legacy Mortgage Asset Trust, Series 2019-GS2, Class A1, 3.750%, 1/25/2059 (a)(o)	9,405,917	9,557,729
Legacy Mortgage Asset Trust, Series 2020-GS4, Class A1, 3.250%, 2/25/2060 (a)(o)	12,068,460	12,090,944
Legacy Mortgage Asset Trust, Series 2020-GS4, Class A2, 4.000%, 2/25/2060 (a)(o)	11,635,000	11,689,138
Legacy Mortgage Asset Trust, Series 2021-GS1, Class A2, 3.844%, 10/25/2066 (a)(b)(o)	4,000,000	4,030,588

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value

Residential Mortgage-Backed Securities – (continued)
Lehman Mortgage Trust, Series 2007-5, Class PO1, 0.000%, 6/25/2037 (c)	$78,787	$61,551
Lehman Mortgage Trust, Series 2007-9, Class AP, 0.000%, 10/25/2037 (c)	41,771	32,907
Lehman XS Trust, Series 2005-3, Class 3A3A, 5.140%, 9/25/2035 (o)	1,650,741	1,640,290
Lehman XS Trust, Series 2007-9, Class WFIO, 0.002%, 4/25/2037 (e)(k)	27,454,809	146,636
Lehman XS Trust, Series 2007-12N, Class 2A1, 0.310% (1 Month LIBOR USD + 0.180%), 7/25/2037 (d)	5,777,684	5,311,338
Lehman XS Trust, Series 2006-10N, Class 1A3A, 0.340% (1 Month LIBOR USD + 0.210%), 7/25/2046 (d)	2,217,814	2,098,354
Lehman XS Trust, Series 2007-4N, Class 1A3, 0.370% (1 Month LIBOR USD + 0.240%), 3/25/2047 (d)(p)	18,511,538	17,277,985
Lehman XS Trust, Series 2007-15N, Class 3A1, 0.380% (1 Month LIBOR USD + 0.250%), 8/25/2047 (d)(j)	20,922,628	18,575,967
LSTAR Securities Investment Ltd., Series 2019-4, Class A1, 1.644% (1 Month LIBOR USD + 1.500%), 5/1/2024 (a)(d)	8,361,989	8,309,057
Luminent Mortgage Trust, Series 2006-1, Class A1, 0.850% (1 Month LIBOR USD + 0.720%), 4/25/2036 (d)	5,305,906	4,366,416
Luminent Mortgage Trust, Series 2006-1, Class X, 2.892%, 4/25/2036 (e)(h)(k)	37,277,101	2,610,515
Luminent Mortgage Trust, Series 2006-3, Class 12A1, 0.550% (1 Month LIBOR USD + 0.420%), 5/25/2036 (d)	2,890,670	2,728,157
Luminent Mortgage Trust, Series 2006-3, Class 12X, 1.000%, 5/25/2036 (e)(k)	14,286,955	349,416
Luminent Mortgage Trust, Series 2006-5, Class A1A, 0.510% (1 Month LIBOR USD + 0.380%), 7/25/2036 (d)	33,368,794	24,336,629
Luminent Mortgage Trust, Series 2006-5, Class X, 2.448%, 7/25/2036 (e)(h)(k)	36,679,904	2,404,661
Luminent Mortgage Trust, Series 2007-1, Class 1A1, 0.290% (1 Month LIBOR USD + 0.160%), 11/25/2036 (d)	3,280,751	3,110,395
Luminent Mortgage Trust, Series 2006-7, Class 2A1, 0.300% (1 Month LIBOR USD + 0.170%), 12/25/2036 (d)	11,916,378	10,804,675
Luminent Mortgage Trust, Series 2007-2, Class 1A2, 0.690% (1 Month LIBOR USD + 0.560%), 5/25/2037 (d)	6,566,694	6,162,350
Luminent Mortgage Trust, Series 2006-2, Class X, 2.306%, 2/25/2046 (e)(h)(k)	43,325,374	2,863,851
Luminent Mortgage Trust, Series 2006-6, Class A1, 0.530% (1 Month LIBOR USD + 0.400%), 10/25/2046 (d)(j)	13,185,910	12,793,154
MASTR Adjustable Rate Mortgages Trust, Series 2004-15, Class 2A2, 2.842%, 12/25/2034 (h)	8,539	8,605
MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 5A1, 2.628%, 3/25/2035 (h)	110,129	114,089
MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 3A1, 2.769%, 1/25/2036 (h)	1,470,149	1,446,356
MASTR Alternative Loan Trust, Series 2007-1, Class 15PO, 0.000%, 11/25/2021 (c)	10,908	4,035
MASTR Alternative Loan Trust, Series 2004-6, Class 30PO, 0.000%, 7/25/2034 (c)	135,499	124,307
MASTR Alternative Loan Trust, Series 2005-5, Class 3A1, 5.750%, 8/25/2035	2,426,243	1,945,636
MASTR Alternative Loan Trust, Series 2006-1, Class A2, 0.830% (1 Month LIBOR USD + 0.700%), 2/25/2036 (d)	2,390,389	1,211,781
MASTR Alternative Loan Trust, Series 2006-2, Class 1A2, 6.000%, 3/25/2036	487,452	485,149
MASTR Alternative Loan Trust, Series 2007-HF1, Class 4A1, 7.000%, 10/25/2047	17,480,250	12,265,979
MASTR Asset Securitization Trust, Series 2005-2, Class PO, 0.000%, 11/25/2035 (c)	36,690	27,405
MASTR Asset Securitization Trust, Series 2007-1, Class AP, 0.000%, 11/25/2037 (c)	895	752
MASTR Resecuritization Trust, Series 2008-4, Class A1, 6.000%, 6/27/2036 (a)(h)	2,168,432	2,035,846
Mello Warehouse Securitization Trust, Series 2019-2, Class G, 4.130% (1 Month LIBOR USD + 4.000%), 11/25/2052 (a)(d)(e)	14,200,000	14,287,799
Mello Warehouse Securitization Trust, Series 2020-1, Class F, 4.130% (1 Month LIBOR USD + 4.000%), 10/27/2053 (a)(d)(e)	8,250,000	8,327,220

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value

Residential Mortgage-Backed Securities – (continued)
Mello Warehouse Securitization Trust, Series 2020-1, Class G, 5.630% (1 Month LIBOR USD + 5.500%), 10/27/2053 (a)(d)(e)	$15,000,000	$15,168,720
Mello Warehouse Securitization Trust, Series 2020-2, Class F, 3.380% (1 Month LIBOR USD + 3.250%), 11/25/2053 (a)(d)(e)	5,500,000	5,541,250
Mello Warehouse Securitization Trust, Series 2020-2, Class G, 4.880% (1 Month LIBOR USD + 4.750%), 11/25/2053 (a)(d)(e)	6,000,000	6,045,000
Merrill Lynch Mortgage Backed Securities Trust, Series 2007-1, Class 1A1, 3.103%, 4/25/2037 (h)	2,298,085	2,168,165
Merrill Lynch Mortgage Investors Trust, Series 2003-B, Class A1, 0.810% (1 Month LIBOR USD + 0.680%), 4/25/2028 (d)	1,538,601	1,501,210
Merrill Lynch Mortgage Investors Trust, Series 2004-A, Class A1, 0.590% (1 Month LIBOR USD + 0.460%), 4/25/2029 (d)	550,269	529,955
Merrill Lynch Mortgage Investors Trust, Series 2005-A9, Class 2A1E, 2.747%, 12/25/2035 (h)	1,704,996	1,687,691
Merrill Lynch Mortgage Investors Trust, Series 2006-A3, Class 3A1, 3.428%, 5/25/2036 (h)	841,350	767,934
Merrill Lynch Mortgage Investors Trust, Series 2007-MLN1, Class A1, 0.380% (1 Month LIBOR USD + 0.250%), 3/25/2037 (d)(p)	30,533,761	27,006,227
Merrill Lynch Mortgage Investors Trust, Series 2006-WMC2, Class A1, 0.610% (1 Month LIBOR USD + 0.480%), 3/25/2037 (d)	25,945,816	8,876,920
Merrill Lynch Mortgage Investors Trust, Series 2006-AF2, Class AV2B, 0.280% (1 Month LIBOR USD + 0.150%), 9/25/2037 (d)	6,832,508	5,059,308
Merrill Lynch Mortgage Investors Trust, Series 2006-AF2, Class AV1, 0.290% (1 Month LIBOR USD + 0.160%), 9/25/2037 (d)	7,246,321	5,470,567
Merrill Lynch Mortgage Investors Trust, Series 2006-AF2, Class AV2C, 0.360% (1 Month LIBOR USD + 0.230%), 9/25/2037 (d)	12,545,721	9,538,424
Mill City Mortgage Loan Trust, Series 2021-NMR1, Class M3, 2.500%, 11/25/2060 (a)(h)	6,000,000	5,939,752
Morgan Stanley ABS Capital I, Inc. Trust, Series 2007-HE6, Class A1, 0.190% (1 Month LIBOR USD + 0.060%), 5/25/2037 (d)	6,640,890	6,251,508
Morgan Stanley ABS Capital I, Inc. Trust, Series 2007-HE6, Class A3, 0.310% (1 Month LIBOR USD + 0.180%), 5/25/2037 (d)(p)	19,287,603	18,059,812
Morgan Stanley ABS Capital I, Inc. Trust, Series 2007-HE6, Class A4, 0.380% (1 Month LIBOR USD + 0.250%), 5/25/2037 (d)	2,777,415	2,554,563
Morgan Stanley Mortgage Loan Trust, Series 2005-1, Class 4A1, 0.430% (1 Month LIBOR USD + 0.300%), 3/25/2035 (d)	1,836,458	1,619,447
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 3A, 2.751%, 7/25/2035 (h)	1,110,795	1,054,866
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 1A, 2.814%, 7/25/2035 (h)(j)	9,856,471	7,730,174
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 2A1, 3.019%, 7/25/2035 (h)	3,296,364	3,110,080
Morgan Stanley Mortgage Loan Trust, Series 2005-6AR, Class 5A1, 2.821%, 11/25/2035 (h)	2,528,723	2,028,564
Morgan Stanley Mortgage Loan Trust, Series 2005-9AR, Class 1A, 0.420% (1 Month LIBOR USD + 0.290%), 12/25/2035 (d)	2,213,863	1,843,676
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 1A1, 0.380% (1 Month LIBOR USD + 0.250%), 3/25/2036 (d)	3,143,501	2,483,205
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 1A3, 0.390% (1 Month LIBOR USD + 0.260%), 3/25/2036 (d)	1,899,421	1,503,405
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A3, 3.165%, 3/25/2036 (h)	4,283,423	3,766,260
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A1, 3.165%, 3/25/2036 (h)	8,427,410	7,403,488
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 1AX, 3.878%, 3/25/2036 (e)(h)(k)	23,622,307	2,644,848
Morgan Stanley Mortgage Loan Trust, Series 2006-5AR, Class AX, 3.295%, 4/25/2036 (e)(h)(k)	24,908,580	1,994,330
Morgan Stanley Mortgage Loan Trust, Series 2006-7, Class 4A2, 0.880% (1 Month LIBOR USD + 0.750%), 6/25/2036 (d)	4,453,714	2,366,107

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value

Residential Mortgage-Backed Securities – (continued)
Morgan Stanley Mortgage Loan Trust, Series 2006-9AR, Class A1, 0.470% (1 Month LIBOR USD + 0.340%), 8/25/2036 (d)	$2,304,488	$1,188,111
Morgan Stanley Mortgage Loan Trust, Series 2006-11, Class 2A3, 6.000%, 8/25/2036	2,705,837	2,056,228
Morgan Stanley Mortgage Loan Trust, Series 2006-11, Class 1A6, 6.731%, 8/25/2036 (o)	2,929,056	1,138,401
Morgan Stanley Mortgage Loan Trust, Series 2006-11, Class 1A3, 6.924%, 8/25/2036 (o)	3,650,017	1,419,871
Morgan Stanley Mortgage Loan Trust, Series 2006-13AX, Class A1, 0.310% (1 Month LIBOR USD + 0.180%), 10/25/2036 (d)	4,068,507	1,769,170
Morgan Stanley Mortgage Loan Trust, Series 2006-13AX, Class A2, 0.470% (1 Month LIBOR USD + 0.340%), 10/25/2036 (d)	14,332,477	7,450,896
Morgan Stanley Mortgage Loan Trust, Series 2007-8XS, Class A5, 0.660% (1 Month LIBOR USD + 0.530%), 4/25/2037 (d)	19,697,235	10,948,215
Morgan Stanley Mortgage Loan Trust, Series 2007-8XS, Class A9, 0.670% (1 Month LIBOR USD + 0.540%), 4/25/2037 (d)	19,697,235	11,024,050
Morgan Stanley Mortgage Loan Trust, Series 2007-8XS, Class A2, 6.000%, 4/25/2037 (h)	20,255,823	11,167,278
Morgan Stanley Mortgage Loan Trust, Series 2007-11AR, Class 2A3, 2.790%, 6/25/2037 (h)	2,274,535	1,685,865
Morgan Stanley Mortgage Loan Trust, Series 2007-12, Class 3A22, 6.000%, 8/25/2037	3,433,714	2,660,250
Morgan Stanley Mortgage Loan Trust, Series 2007-15AR, Class 2A1, 2.984%, 11/25/2037 (h)	7,419,985	6,959,174
Morgan Stanley Mortgage Loan Trust, Series 2007-1XS, Class 2A2, 5.826%, 9/25/2046 (o)	13,108,911	6,040,364
Morgan Stanley Mortgage Loan Trust, Series 2007-1XS, Class 2A6, 5.858%, 9/25/2046 (o)	5,055,957	2,332,369
Morgan Stanley Mortgage Loan Trust, Series 2007-1XS, Class 2A3, 5.919%, 9/25/2046 (o)	12,575,542	5,776,324
Morgan Stanley Mortgage Loan Trust, Series 2007-1XS, Class 2A4C, 6.104%, 9/25/2046 (o)	9,478,345	4,260,526
Morgan Stanley Mortgage Loan Trust, Series 2007-3XS, Class 2A3S, 5.858%, 1/25/2047 (o)	1,744,131	1,065,285
Morgan Stanley Mortgage Loan Trust, Series 2007-3XS, Class 2A4S, 5.963%, 1/25/2047 (o)	6,592,333	3,721,695
Morgan Stanley Mortgage Loan Trust, Series 2007-6XS, Class 2A5S, 6.000%, 2/25/2047 (o)	3,171,019	2,142,362
Morgan Stanley Re-REMIC Trust, Series 2010-R6, Class 4B, 0.528% (1 Month LIBOR USD + 0.190%), 2/26/2037 (a)(d)	8,256,081	7,712,071
Morgan Stanley Resecuritization Trust, Series 2015-R4, Class CB3, 0.974%, 8/27/2047 (a)(h)	1,010,309	724,675
Mortgage Insurance-Linked Notes, Series 2019-1, Class M2, 3.330% (1 Month LIBOR USD + 3.200%), 2/26/2029 (a)(d)	4,834,215	4,801,318
Mortgage Insurance-Linked Notes, Series 2019-1, Class M1, 2.030% (1 Month LIBOR USD + 1.900%), 11/26/2029 (a)(d)	8,736,000	8,777,662
Mortgage Insurance-Linked Notes, Series 2019-1, Class M2, 3.030% (1 Month LIBOR USD + 2.900%), 11/26/2029 (a)(d)	3,230,000	3,173,052
Mortgage Insurance-Linked Notes, Series 2020-1, Class M2A, 2.130% (1 Month LIBOR USD + 2.000%), 1/25/2030 (a)(d)	13,231,174	13,201,126
Mortgage Insurance-Linked Notes, Series 2020-1, Class M1B, 1.580% (1 Month LIBOR USD + 1.450%), 2/25/2030 (a)(d)	3,250,000	3,296,498
Mortgage Insurance-Linked Notes, Series 2020-2, Class M1C, 4.730% (1 Month LIBOR USD + 4.600%), 10/25/2030 (a)(d)	8,745,198	8,986,391
Mortgage Insurance-Linked Notes, Series 2020-2, Class B1, 7.730% (1 Month LIBOR USD + 7.600%), 10/25/2030 (a)(d)	7,870,678	8,214,721
MortgageIT Mortgage Loan Trust, Series 2006-1, Class 1X, 2.983%, 4/25/2036 (e)(h)(k)	13,556,718	1,099,138
MortgageIT Securities Corp. Mortgage Loan Trust, Series 2007-1, Class 2A12, 0.280% (1 Month LIBOR USD + 0.150%), 6/25/2047 (d)	3,200,395	2,750,938
MortgageIT Securities Corp. Mortgage Loan Trust, Series 2007-1, Class 1A1, 0.360% (1 Month LIBOR USD + 0.230%), 6/25/2047 (d)	5,449,702	5,021,438
MortgageIT Securities Corp. Mortgage Loan Trust, Series 2007-1, Class 2A14, 0.410% (1 Month LIBOR USD + 0.280%), 6/25/2047 (d)	2,952,767	2,570,847
MortgageIT Trust, Series 2005-5, Class A1, 0.650% (1 Month LIBOR USD + 0.520%), 12/25/2035 (d)	7,180,879	6,958,021

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value

Residential Mortgage-Backed Securities – (continued)
MortgageIT Trust, Series 2006-1, Class 2A1A, 0.550% (1 Month LIBOR USD + 0.420%), 4/25/2036 (d)	$3,548,368	$3,283,575
New Residential Mortgage Loan Trust, Series 2019-NQM2, Class M1, 4.267%, 4/25/2049 (a)(h)	2,500,000	2,735,110
New Residential Mortgage Loan Trust, Series 2019-NQM3, Class B2, 5.693%, 7/25/2049 (a)(h)	6,127,500	6,173,793
New Residential Mortgage Loan Trust, Series 2019-1A, Class B6B, 3.305%, 9/25/2057 (a)(h)	6,474,236	6,032,078
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AP1, Class A3, 5.654%, 1/25/2036 (h)	3,787,975	1,882,817
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AR1, Class 2A1, 3.173%, 2/25/2036 (h)	813,281	688,348
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AR3, Class A1A, 0.450% (1 Month LIBOR USD + 0.320%), 10/25/2036 (d)	1,316,700	1,194,589
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AR4, Class A3, 0.470% (1 Month LIBOR USD + 0.340%), 12/25/2036 (d)	178,627	168,263
Nomura Resecuritization Trust, Series 2014-6R, Class 3A2, 0.668% (1 Month LIBOR USD + 0.260%), 1/26/2036 (a)(d)	4,467,501	4,133,113
Nomura Resecuritization Trust, Series 2015-2R, Class 3A1, 0.385% (1 Month LIBOR USD + 0.150%), 11/26/2036 (a)(d)	1,593,274	1,594,199
Nomura Resecuritization Trust, Series 2014-3R, Class 4A15, 2.210% (1 Month LIBOR USD + 0.160%), 3/26/2037 (a)(d)	5,782,118	5,153,700
NRPL Trust, Series 2018-2A, Class A1, 4.250%, 7/25/2067 (a)(o)	6,008,160	6,062,354
Oaktown Re Ltd., Series 2020-1A, Class M1B, 4.880% (1 Month LIBOR USD + 4.750%), 7/25/2030 (a)(d)	2,000,000	2,026,090
PFCA Home Equity Investment Trust, Series 2003-GP1, Class A, 3.722%, 10/25/2033 (a)(h)	4,949,915	5,276,956
PFCA Home Equity Investment Trust, Series 2003-IFC4, Class A, 4.180%, 10/22/2034 (a)(h)	4,184,181	4,434,328
PHH Alternative Mortgage Trust, Series 2007-1, Class 21PO, 0.000%, 2/25/2037 (c)	27,106	21,823
PHH Alternative Mortgage Trust, Series 2007-1, Class 1A1, 0.290% (1 Month LIBOR USD + 0.160%), 2/25/2037 (d)	5,905,006	5,206,367
PHH Alternative Mortgage Trust, Series 2007-2, Class 1A3, 0.460% (1 Month LIBOR USD + 0.330%), 5/25/2037 (d)	1,841,991	1,683,784
PHH Alternative Mortgage Trust, Series 2007-2, Class 2A2, 6.000%, 5/25/2037	1,024,424	998,394
Pretium Mortgage Credit Partners I LLC, Series 2019-CFL1, Class A2, 4.949%, 1/29/2059 (a)(o)	12,138,384	12,035,123
Pretium Mortgage Credit Partners I LLC, Series 2020-RPL1, Class A1, 3.819%, 5/25/2060 (a)(o)	6,206,613	6,231,390
Prime Mortgage Trust, Series 2007-2, Class A2, 6.000%, 4/25/2037	2,896,815	2,463,987
PRPM LLC, Series 2019-3A, Class A2, 4.458%, 7/25/2024 (a)(o)	16,182,000	16,166,223
PRPM LLC, Series 2019-GS1, Class A2, 4.750%, 10/25/2024 (a)(h)	4,919,822	4,925,490
PRPM LLC, Series 2019-4A, Class A1, 3.351%, 11/25/2024 (a)(o)	8,324,258	8,358,911
PRPM LLC, Series 2019-4, Class A2, 4.654%, 11/25/2024 (a)(o)	7,250,000	7,252,806
PRPM LLC, Series 2020-1A, Class A1, 2.981%, 2/25/2025 (a)(o)	8,263,055	8,299,330
PRPM LLC, Series 2020-1A, Class A2, 3.967%, 2/25/2025 (a)(o)	500,000	484,676
PRPM LLC, Series 2020-2, Class A1, 3.671%, 8/25/2025 (a)(o)	9,384,020	9,513,051
PRPM LLC, Series 2020-2, Class A2, 5.000%, 8/25/2025 (a)(o)	3,250,000	3,276,504
PRPM LLC, Series 2020-3, Class A2, 5.071%, 9/25/2025 (a)(o)	16,500,000	16,611,342
PRPM LLC, Series 2020-5, Class A2, 5.437%, 10/25/2025 (a)(o)	10,000,000	10,065,930
RAMP Trust, Series 2006-RS2, Class A3A, 0.730% (1 Month LIBOR USD + 0.600%), 3/25/2036 (d)	1,102,516	1,071,420

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value

Residential Mortgage-Backed Securities – (continued)
RBSSP Resecuritization Trust, Series 2009-3, Class 3A3, 5.750%, 9/26/2035 (a)(h)	$2,464,566	$2,271,820
RBSSP Resecuritization Trust, Series 2009-12, Class 19A2, 2.783%, 12/27/2035 (a)(h)	8,815,945	7,786,525
RBSSP Resecuritization Trust, Series 2013-2, Class 2A2, 0.342% (1 Month LIBOR USD + 0.190%), 12/22/2036 (a)(d)	5,937,283	5,259,934
Residential Accredit Loans, Inc. Trust, Series 2005-QS7, Class A1, 5.500%, 6/25/2035	2,122,359	2,071,515
Residential Accredit Loans, Inc. Trust, Series 2005-QS11, Class A2, 0.630% (1 Month LIBOR USD + 0.500%), 7/25/2035 (d)	321,791	240,337
Residential Accredit Loans, Inc. Trust, Series 2005-QA7, Class A22, 3.469%, 7/25/2035 (h)	1,860,199	1,804,008
Residential Accredit Loans, Inc. Trust, Series 2005-QA8, Class CB21, 3.605%, 7/25/2035 (h)	348,817	288,587
Residential Accredit Loans, Inc. Trust, Series 2005-QS12, Class A10, 1.480% (1 Month LIBOR USD + 1.350%), 8/25/2035 (d)	4,271,952	3,668,552
Residential Accredit Loans, Inc. Trust, Series 2005-QS10, Class 3A3, 5.500%, 8/25/2035	1,047,875	953,629
Residential Accredit Loans, Inc. Trust, Series 2005-QS13, Class AP, 0.000%, 9/25/2035 (c)	279,117	163,777
Residential Accredit Loans, Inc. Trust, Series 2005-QS13, Class 2A1, 0.830% (1 Month LIBOR USD + 0.700%), 9/25/2035 (d)	3,143,688	2,568,239
Residential Accredit Loans, Inc. Trust, Series 2005-QS13, Class 1A6, 5.500%, 9/25/2035	673,032	656,966
Residential Accredit Loans, Inc. Trust, Series 2005-QS14, Class 2A1, 6.000%, 9/25/2035	5,968,600	4,288,218
Residential Accredit Loans, Inc. Trust, Series 2005-QS15, Class 3A, 6.000%, 10/25/2035	3,315,547	3,356,186
Residential Accredit Loans, Inc. Trust, Series 2005-QS16, Class A1, 0.830% (1 Month LIBOR USD + 0.700%), 11/25/2035 (d)	658,590	526,056
Residential Accredit Loans, Inc. Trust, Series 2005-QS17, Class AP, 0.000%, 12/25/2035 (c)	591,013	397,232
Residential Accredit Loans, Inc. Trust, Series 2005-QA13, Class 2A1, 4.025%, 12/25/2035 (h)	4,968,180	4,659,726
Residential Accredit Loans, Inc. Trust, Series 2005-QS17, Class A10, 6.000%, 12/25/2035	4,247,040	4,145,901
Residential Accredit Loans, Inc. Trust, Series 2005-QS17, Class A1, 6.000%, 12/25/2035	3,072,066	2,990,663
Residential Accredit Loans, Inc. Trust, Series 2006-QS2, Class 1A17, 0.610% (1 Month LIBOR USD + 0.480%), 2/25/2036 (d)	4,494,218	3,164,891
Residential Accredit Loans, Inc. Trust, Series 2006-QS2, Class 1A2, 0.630% (1 Month LIBOR USD + 0.500%), 2/25/2036 (d)	584,037	438,050
Residential Accredit Loans, Inc. Trust, Series 2006-QS2, Class 1A10, 0.630% (1 Month LIBOR USD + 0.500%), 2/25/2036 (d)	3,123,168	2,338,841
Residential Accredit Loans, Inc. Trust, Series 2006-QS2, Class 1A14, 0.830% (1 Month LIBOR USD + 0.700%), 2/25/2036 (d)	7,403,842	5,634,975
Residential Accredit Loans, Inc. Trust, Series 2006-QS2, Class 1A5, 1.130% (1 Month LIBOR USD + 1.000%), 2/25/2036 (d)	985,544	759,833
Residential Accredit Loans, Inc. Trust, Series 2006-QS2, Class 1A9, 5.500%, 2/25/2036	4,010,522	3,671,240
Residential Accredit Loans, Inc. Trust, Series 2006-QS3, Class 2AP, 0.000%, 3/25/2036 (c)	683,440	424,661
Residential Accredit Loans, Inc. Trust, Series 2006-QS3, Class 1A8, 0.530% (1 Month LIBOR USD + 0.400%), 3/25/2036 (d)	2,353,506	1,816,467
Residential Accredit Loans, Inc. Trust, Series 2006-QS3, Class 1A1, 0.830% (1 Month LIBOR USD + 0.700%), 3/25/2036 (d)	4,362,276	3,416,910
Residential Accredit Loans, Inc. Trust, Series 2006-QA3, Class A2, 0.730% (1 Month LIBOR USD + 0.600%), 4/25/2036 (d)(p)	23,980,351	22,722,558
Residential Accredit Loans, Inc. Trust, Series 2006-QS4, Class A2, 6.000%, 4/25/2036	1,780,305	1,698,135
Residential Accredit Loans, Inc. Trust, Series 2006-QS5, Class AP, 0.000%, 5/25/2036 (c)	137,592	91,951
Residential Accredit Loans, Inc. Trust, Series 2006-QS5, Class A9, 6.000%, 5/25/2036	2,002,969	1,883,919
Residential Accredit Loans, Inc. Trust, Series 2006-QS5, Class A1, 6.000%, 5/25/2036	1,401,922	1,320,333
Residential Accredit Loans, Inc. Trust, Series 2006-QS7, Class A3, 6.000%, 6/25/2036	1,548,701	1,462,208
Residential Accredit Loans, Inc. Trust, Series 2006-QS9, Class 2AP, 0.000%, 7/25/2036 (c)	45,586	17,000
Residential Accredit Loans, Inc. Trust, Series 2006-QS9, Class 1AP, 0.000%, 7/25/2036 (c)	44,929	29,563

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value

Residential Mortgage-Backed Securities – (continued)
Residential Accredit Loans, Inc. Trust, Series 2006-QA5, Class 1A1, 0.490% (1 Month LIBOR USD + 0.360%), 7/25/2036 (d)	$144,859	$84,740
Residential Accredit Loans, Inc. Trust, Series 2006-QA5, Class 1A2, 0.490% (1 Month LIBOR USD + 0.360%), 7/25/2036 (d)	7,832,466	5,014,705
Residential Accredit Loans, Inc. Trust, Series 2006-QA6, Class A3, 0.510% (1 Month LIBOR USD + 0.380%), 7/25/2036 (d)	2,306,435	2,153,489
Residential Accredit Loans, Inc. Trust, Series 2006-QS9, Class 1A8, 0.798% (1 Month LIBOR USD + 0.650%), 7/25/2036 (d)	1,556,482	1,113,642
Residential Accredit Loans, Inc. Trust, Series 2006-QS9, Class 1A10, 6.500%, 7/25/2036	2,238,519	2,150,690
Residential Accredit Loans, Inc. Trust, Series 2006-QA7, Class 2A1, 0.315% (1 Month LIBOR USD + 0.185%), 8/25/2036 (d)	7,815,245	7,483,214
Residential Accredit Loans, Inc. Trust, Series 2006-QA7, Class 1A1, 0.320% (1 Month LIBOR USD + 0.190%), 8/25/2036 (d)	10,669,161	10,426,299
Residential Accredit Loans, Inc. Trust, Series 2006-QS10, Class A4, 5.750%, 8/25/2036	2,034,069	1,910,159
Residential Accredit Loans, Inc. Trust, Series 2006-QS11, Class 1A8, 6.000%, 8/25/2036	3,198,037	2,940,035
Residential Accredit Loans, Inc. Trust, Series 2006-QS10, Class A15, 6.000%, 8/25/2036	380,626	351,016
Residential Accredit Loans, Inc. Trust, Series 2006-QS10, Class A1, 6.000%, 8/25/2036	2,772,270	2,761,003
Residential Accredit Loans, Inc. Trust, Series 2006-QS8, Class A2, 6.000%, 8/25/2036	1,241,612	1,169,396
Residential Accredit Loans, Inc. Trust, Series 2006-QS10, Class A10, 6.000%, 8/25/2036	291,598	269,777
Residential Accredit Loans, Inc. Trust, Series 2006-QS11, Class 1A2, 6.000%, 8/25/2036	3,209,915	2,864,868
Residential Accredit Loans, Inc. Trust, Series 2006-QS8, Class A1, 6.000%, 8/25/2036	2,658,610	2,529,226
Residential Accredit Loans, Inc. Trust, Series 2006-QS11, Class 1A1, 6.500%, 8/25/2036	4,553,194	4,286,595
Residential Accredit Loans, Inc. Trust, Series 2006-QS12, Class AP, 0.000%, 9/25/2036 (c)	182,660	123,570
Residential Accredit Loans, Inc. Trust, Series 2006-QA8, Class A2, 0.490% (1 Month LIBOR USD + 0.360%), 9/25/2036 (d)	628,845	572,961
Residential Accredit Loans, Inc. Trust, Series 2006-QA8, Class A1, 0.510% (1 Month LIBOR USD + 0.380%), 9/25/2036 (d)	1,006,848	952,525
Residential Accredit Loans, Inc. Trust, Series 2006-QS12, Class 2A7, 0.780% (1 Month LIBOR USD + 0.650%), 9/25/2036 (d)	4,267,958	3,171,349
Residential Accredit Loans, Inc. Trust, Series 2006-QS12, Class 2A18, 5.750%, 9/25/2036	435,694	406,572
Residential Accredit Loans, Inc. Trust, Series 2006-QS12, Class 2A4, 6.000%, 9/25/2036	4,400,400	4,165,230
Residential Accredit Loans, Inc. Trust, Series 2006-QS15, Class AP, 0.000%, 10/25/2036 (c)	171,689	98,910
Residential Accredit Loans, Inc. Trust, Series 2006-QS15, Class A5, 6.500%, 10/25/2036	1,579,974	1,539,059
Residential Accredit Loans, Inc. Trust, Series 2006-QS15, Class A1, 6.500%, 10/25/2036 (p)	22,269,592	21,728,330
Residential Accredit Loans, Inc. Trust, Series 2006-QS16, Class AP, 0.000%, 11/25/2036 (c)	159,439	86,838
Residential Accredit Loans, Inc. Trust, Series 2006-QS14, Class A15, 0.430% (1 Month LIBOR USD + 0.300%), 11/25/2036 (d)	2,272,189	1,532,741
Residential Accredit Loans, Inc. Trust, Series 2006-QS16, Class A1, 0.530% (1 Month LIBOR USD + 0.400%), 11/25/2036 (d)	15,787,844	12,206,656
Residential Accredit Loans, Inc. Trust, Series 2006-QS16, Class A3, 6.000% (1 Month LIBOR USD + 0.550%), 11/25/2036 (d)	11,028,315	10,219,620
Residential Accredit Loans, Inc. Trust, Series 2006-QS14, Class A13, 6.500%, 11/25/2036	1,192,795	1,113,419
Residential Accredit Loans, Inc. Trust, Series 2006-QS14, Class A1, 6.500%, 11/25/2036	1,040,466	969,875
Residential Accredit Loans, Inc. Trust, Series 2006-QA10, Class A2, 0.310% (1 Month LIBOR USD + 0.180%), 12/25/2036 (d)	711,080	676,116
Residential Accredit Loans, Inc. Trust, Series 2006-QA10, Class A1, 0.315% (1 Month LIBOR USD + 0.185%), 12/25/2036 (d)	9,466,778	8,982,875
Residential Accredit Loans, Inc. Trust, Series 2006-QS18, Class 2A1, 0.580% (1 Month LIBOR USD + 0.450%), 12/25/2036 (d)	7,336,095	4,813,308

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value

Residential Mortgage-Backed Securities – (continued)
Residential Accredit Loans, Inc. Trust, Series 2006-QS17, Class A6, 6.250%, 12/25/2036	$6,841,928	$6,475,646
Residential Accredit Loans, Inc. Trust, Series 2007-QS1, Class 2AP, 0.000%, 1/25/2037 (c)	1,149,776	666,645
Residential Accredit Loans, Inc. Trust, Series 2007-QS1, Class 1AP, 0.000%, 1/25/2037 (c)	114,223	66,447
Residential Accredit Loans, Inc. Trust, Series 2007-QS1, Class 1A5, 0.680% (1 Month LIBOR USD + 0.550%), 1/25/2037 (d)	9,435,738	7,019,793
Residential Accredit Loans, Inc. Trust, Series 2007-QS1, Class 2A4, 0.680% (1 Month LIBOR USD + 0.550%), 1/25/2037 (d)	13,346,527	9,706,622
Residential Accredit Loans, Inc. Trust, Series 2007-QS1, Class 2A10, 6.000%, 1/25/2037	2,344,448	2,240,810
Residential Accredit Loans, Inc. Trust, Series 2007-QS3, Class AP, 0.000%, 2/25/2037 (c)	558,992	296,363
Residential Accredit Loans, Inc. Trust, Series 2007-QA2, Class A3, 0.280% (1 Month LIBOR USD + 0.150%), 2/25/2037 (d)	8,027,878	7,538,868
Residential Accredit Loans, Inc. Trust, Series 2007-QH1, Class A1, 0.290% (1 Month LIBOR USD + 0.160%), 2/25/2037 (d)	8,420,664	7,959,044
Residential Accredit Loans, Inc. Trust, Series 2007-QS3, Class A2, 6.000%, 2/25/2037 (j)	15,445,958	14,235,443
Residential Accredit Loans, Inc. Trust, Series 2007-QS4, Class 4A3, 0.000%, 3/25/2037 (c)	640,148	69,095
Residential Accredit Loans, Inc. Trust, Series 2007-QS5, Class A7, 0.000%, 3/25/2037 (c)	265,831	141,477
Residential Accredit Loans, Inc. Trust, Series 2007-QS5, Class AP, 0.000%, 3/25/2037 (c)	408,515	230,645
Residential Accredit Loans, Inc. Trust, Series 2007-QS5, Class A1, 5.500%, 3/25/2037	519,363	464,957
Residential Accredit Loans, Inc. Trust, Series 2007-QS6, Class AP, 0.000%, 4/25/2037 (c)	463,997	251,072
Residential Accredit Loans, Inc. Trust, Series 2007-QS6, Class A1, 0.460% (1 Month LIBOR USD + 0.330%), 4/25/2037 (d)	4,579,879	3,414,547
Residential Accredit Loans, Inc. Trust, Series 2007-QS6, Class A29, 6.000%, 4/25/2037	1,636,344	1,554,892
Residential Accredit Loans, Inc. Trust, Series 2007-QA3, Class A1, 0.230% (1 Month LIBOR USD + 0.100%), 5/25/2037 (d)	5,421,483	4,989,499
Residential Accredit Loans, Inc. Trust, Series 2007-QA3, Class A3, 0.320% (1 Month LIBOR USD + 0.190%), 5/25/2037 (d)(j)	16,442,870	15,383,883
Residential Accredit Loans, Inc. Trust, Series 2007-QS7, Class 1A7, 0.680% (1 Month LIBOR USD + 0.550%), 5/25/2037 (d)	755,036	575,163
Residential Accredit Loans, Inc. Trust, Series 2007-QS8, Class A13, 6.000%, 6/25/2037	897,474	876,221
Residential Accredit Loans, Inc. Trust, Series 2007-QS9, Class AP, 0.000%, 7/25/2037 (c)	1,334,883	666,833
Residential Accredit Loans, Inc. Trust, Series 2007-QH6, Class A1, 0.320% (1 Month LIBOR USD + 0.190%), 7/25/2037 (d)	9,742,661	9,283,694
Residential Accredit Loans, Inc. Trust, Series 2006-QO7, Class X3, 1.500%, 9/25/2046 (e)(k)	20,804,217	651,838
Residential Accredit Loans, Inc. Trust, Series 2006-QO9, Class 1A3A, 0.330% (1 Month LIBOR USD + 0.200%), 12/25/2046 (d)(j)	22,007,377	19,954,859
Residential Accredit Loans, Inc. Trust, Series 2007-QO4, Class A1A, 0.320% (1 Month LIBOR USD + 0.190%), 5/25/2047 (d)	1,764,594	1,693,608
Residential Accredit Loans, Inc. Trust, Series 2007-QO5, Class A, 2.059% (12 Month US Treasury Average + 1.560%), 8/25/2047 (d)	26,302,272	8,104,887
Residential Asset Securitization Trust, Series 2007-A8, Class 3A1, 6.204%, 8/25/2022 (h)	735,377	632,764
Residential Asset Securitization Trust, Series 2005-A3, Class AX, 0.313%, 4/25/2035 (e)(h)(k)	18,808,198	288,292
Residential Asset Securitization Trust, Series 2005-A4, Class A1, 0.580% (1 Month LIBOR USD + 0.450%), 4/25/2035 (d)	3,499,430	2,476,067
Residential Asset Securitization Trust, Series 2005-A6CB, Class A2, 5.500%, 6/25/2035	4,326,894	4,102,761
Residential Asset Securitization Trust, Series 2005-A6CB, Class A1, 5.500%, 6/25/2035	4,031,456	3,582,553
Residential Asset Securitization Trust, Series 2005-A10, Class A4, 5.500%, 9/25/2035	1,354,562	1,083,583
Residential Asset Securitization Trust, Series 2005-A10, Class A3, 5.500%, 9/25/2035	4,974,280	4,113,043

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value

Residential Mortgage-Backed Securities – (continued)
Residential Asset Securitization Trust, Series 2005-A11, Class PO, 0.000%, 10/25/2035 (c)	$812,020	$530,247
Residential Asset Securitization Trust, Series 2005-A11, Class 1A1, 0.580% (1 Month LIBOR USD + 0.450%), 10/25/2035 (d)	2,413,396	1,787,233
Residential Asset Securitization Trust, Series 2005-A11, Class 1A3, 5.500%, 10/25/2035	2,174,552	2,037,280
Residential Asset Securitization Trust, Series 2005-A12, Class A10, 0.580% (1 Month LIBOR USD + 0.450%), 11/25/2035 (d)	1,170,296	747,281
Residential Asset Securitization Trust, Series 2005-A12, Class A6, 0.630% (1 Month LIBOR USD + 0.500%), 11/25/2035 (d)	5,050,289	3,072,757
Residential Asset Securitization Trust, Series 2005-A14, Class A3, 5.500%, 12/25/2035	753,246	607,451
Residential Asset Securitization Trust, Series 2006-A4, Class 2A1, 0.830% (1 Month LIBOR USD + 0.700%), 5/25/2036 (d)	960,499	841,059
Residential Asset Securitization Trust, Series 2006-A2, Class A5, 0.830% (1 Month LIBOR USD + 0.700%), 5/25/2036 (d)	2,058,962	858,431
Residential Asset Securitization Trust, Series 2006-A7CB, Class 3A1, 6.500%, 7/25/2036	7,130,415	4,062,105
Residential Asset Securitization Trust, Series 2006-A8, Class 2A3, 6.000%, 8/25/2036	6,343,874	3,431,300
Residential Asset Securitization Trust, Series 2006-A8, Class 2A1, 6.500%, 8/25/2036	1,648,467	914,350
Residential Asset Securitization Trust, Series 2006-A8, Class 2A4, 6.500%, 8/25/2036	10,420,302	6,163,182
Residential Asset Securitization Trust, Series 2006-A8, Class 2A2, 6.750%, 8/25/2036	10,491,675	6,353,738
Residential Asset Securitization Trust, Series 2006-A14C, Class 2A4, 6.000%, 12/25/2036	3,135,592	1,732,377
Residential Asset Securitization Trust, Series 2006-A16, Class 2A1, 6.000%, 2/25/2037	8,553,712	4,194,253
Residential Asset Securitization Trust, Series 2006-A16, Class 2A3, 6.609%, 2/25/2037 (h)	22,934,511	13,283,990
Residential Asset Securitization Trust, Series 2007-A6, Class 1A4, 6.000%, 6/25/2037	2,696,419	2,317,767
Residential Asset Securitization Trust, Series 2007-A7, Class A6, 6.000%, 7/25/2037	3,427,554	2,194,906
Residential Funding Mortgage Securities Trust, Series 2005-S7, Class AP, 0.000%, 11/25/2035 (c)	78,740	58,273
Residential Funding Mortgage Securities Trust, Series 2006-SA1, Class 1A1, 4.070%, 2/25/2036 (h)	1,069,299	989,095
Residential Funding Mortgage Securities Trust, Series 2006-S4, Class AP, 0.000%, 4/25/2036 (c)	174,251	139,553
Residential Funding Mortgage Securities Trust, Series 2006-S5, Class A4, 0.000%, 6/25/2036 (c)	60,719	39,558
Residential Funding Mortgage Securities Trust, Series 2006-S5, Class A9, 6.000%, 6/25/2036	1,174,305	1,157,558
Residential Funding Mortgage Securities Trust, Series 2006-S5, Class A12, 6.000%, 6/25/2036	904,722	911,396
Residential Funding Mortgage Securities Trust, Series 2006-S7, Class A7, 6.250%, 8/25/2036	78,883	76,447
Residential Funding Mortgage Securities Trust, Series 2006-S9, Class A4, 5.750%, 9/25/2036	6,135,019	5,917,428
Residential Funding Mortgage Securities Trust, Series 2006-S10, Class 1AP, 0.000%, 10/25/2036 (c)	41,563	26,608
Residential Funding Mortgage Securities Trust, Series 2006-S10, Class 1A3, 6.000%, 10/25/2036	697,548	680,418
Residential Funding Mortgage Securities Trust, Series 2006-S11, Class AP, 0.000%, 11/25/2036 (c)	69,436	43,962
Residential Funding Mortgage Securities Trust, Series 2006-SA4, Class 2A1, 4.822%, 11/25/2036 (h)	1,497,455	1,426,300
Residential Funding Mortgage Securities Trust, Series 2007-S1, Class A7, 6.000%, 1/25/2037	1,969,833	1,920,530

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value

Residential Mortgage-Backed Securities – (continued)
Residential Funding Mortgage Securities Trust, Series 2007-S5, Class AP, 0.000%, 5/25/2037 (c)	$274,868	$196,343
Residential Mortgage Loan Trust, Series 2019-1, Class B2, 6.500%, 10/25/2058 (a)(h)	8,403,000	8,719,457
Residential Mortgage Loan Trust, Series 2019-2, Class M1, 3.862%, 5/25/2059 (a)(h)	16,244,000	16,918,743
Residential Mortgage Loan Trust, Series 2019-2, Class B1, 4.713%, 5/25/2059 (a)(h)	12,400,000	12,933,808
Residential Mortgage Loan Trust, Series 2019-2, Class B2, 6.037%, 5/25/2059 (a)(h)	10,739,000	11,207,242
Residential Mortgage Loan Trust, Series 2019-3, Class B1, 3.810%, 9/25/2059 (a)(h)	4,750,000	4,875,519
Residential Mortgage Loan Trust, Series 2019-3, Class B2, 5.664%, 9/25/2059 (a)(h)	6,500,000	6,756,659
Residential Mortgage Loan Trust, Series 2020-1, Class B1, 3.946%, 1/25/2060 (a)(h)	2,800,000	2,879,220
Residential Mortgage Loan Trust, Series 2020-1, Class B2, 4.665%, 1/25/2060 (a)(h)	1,075,000	1,087,450
Residential Mortgage Loan Trust, Series 2020-2, Class B2, 5.400%, 5/25/2060 (a)(h)	2,461,000	2,552,918
Saluda Grade Alternative Mortgage Trust, Series 2020-PAC1, Class A2, 6.899%, 8/25/2027 (a)	15,000,000	15,040,560
Saluda Grade Alternative Mortgage Trust, Series 2020-SEQ1, Class C, 4.158%, 5/25/2050 (a)(e)(h)(k)	121,127,846	10,596,870
Saluda Grade Alternative Mortgage Trust, Series 2020-SEQ1, Class A1, 3.321%, 5/25/2050 (a)(h)	22,765,494	22,934,619
Saluda Grade Alternative Mortgage Trust, Series 2020-SEQ1, Class A2, 5.000%, 5/25/2050 (a)(h)	19,991,746	20,041,726
Saluda Grade Alternative Mortgage Trust, Series 2020-SEQ1, Class M1, 7.500%, 5/25/2050 (a)(h)	7,318,000	7,372,885
Saluda Grade Alternative Mortgage Trust, Series 2020-FIG1, Class A1, 3.568%, 9/25/2050 (a)	8,189,201	8,254,289
Saluda Grade Alternative Mortgage Trust, Series 2020-FIG1, Class A3, 5.086%, 9/25/2050 (a)	12,628,567	12,727,941
Saluda Grade Alternative Mortgage Trust, Series 2020-FIG1, Class M1, 7.000%, 9/25/2050 (a)	15,396,939	15,521,300
Sequoia Mortgage Trust, Series 2004-4, Class A, 0.778% (6 Month LIBOR USD + 0.520%), 5/20/2034 (d)	1,088,797	1,046,041
Sequoia Mortgage Trust, Series 2004-7, Class A3B, 1.415% (6 Month LIBOR USD + 1.100%), 8/20/2034 (d)	49,755	48,694
Sequoia Mortgage Trust, Series 2005-2, Class XA, 0.791%, 3/20/2035 (e)(h)(k)	7,339,784	99,836
Sequoia Mortgage Trust, Series 2007-2, Class 2AA1, 3.578%, 1/20/2038 (h)	426,633	408,623
Sequoia Mortgage Trust, Series 2014-3, Class AI01, 0.250%, 10/25/2044 (a)(h)(k)	2,617,903	19,723
Sequoia Mortgage Trust, Series 2007-1, Class 5A1, 2.769%, 10/20/2046 (h)	3,255,795	3,017,751
SG Residential Mortgage Trust, Series 2019-3, Class M1, 3.526%, 9/25/2059 (a)(h)	8,974,000	9,178,769
Soundview Home Loan Trust, Series 2006-NLC1, Class A4, 0.370% (1 Month LIBOR USD + 0.240%), 11/25/2036 (a)(d)	2,976,563	1,284,381
Spruce Hill Mortgage Loan Trust, Series 2019-SH1, Class B1, 4.992%, 4/29/2049 (a)(h)	9,500,000	9,808,864
Spruce Hill Mortgage Loan Trust, Series 2019-SH1, Class B2, 6.176%, 4/29/2049 (a)(h)	5,500,000	5,668,454
Spruce Hill Mortgage Loan Trust, Series 2020-SH1, Class B1, 3.827%, 1/25/2050 (a)(h)	8,000,000	8,200,072
Spruce Hill Mortgage Loan Trust, Series 2020-SH1, Class B2, 4.676%, 1/25/2050 (a)(h)	6,000,000	6,088,818
STACR Trust, Series 2018-HRP2, Class M3, 2.530% (1 Month LIBOR USD + 2.400%), 2/25/2047 (a)(d)	8,750,000	8,837,596
Starwood Mortgage Residential Trust, Series 2018-IMC2, Class M1, 4.770%, 10/26/2048 (a)(h)	12,697,000	13,286,585
Starwood Mortgage Residential Trust, Series 2019-1, Class B1, 4.766%, 6/25/2049 (a)(h)	1,000,000	1,009,437
Starwood Mortgage Residential Trust, Series 2020-3, Class B1, 4.750%, 4/25/2065 (a)(h)	4,000,000	4,179,892

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value

Residential Mortgage-Backed Securities – (continued)
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-4, Class 5A, 3.628%, 3/25/2035 (h)	$494,698	$514,762
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-18, Class 3A1, 2.977%, 9/25/2035 (h)	3,216,515	2,972,253
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-23, Class 4A1, 3.169%, 1/25/2036 (h)	826,061	801,705
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-8, Class 1A2, 1.644% (1 Month LIBOR USD + 1.500%), 9/25/2037 (d)	1,264,349	1,225,811
Structured Asset Mortgage Investments II Trust, Series 2004-AR1, Class X, 1.463%, 3/19/2034 (e)(h)(k)	8,286,883	285,748
Structured Asset Mortgage Investments II Trust, Series 2004-AR7, Class X, 1.244%, 4/19/2035 (e)(h)(k)	10,998,532	283,916
Structured Asset Mortgage Investments II Trust, Series 2005-AR3, Class 1X, 2.753%, 8/25/2035 (e)(h)(k)	16,562,256	1,492,027
Structured Asset Mortgage Investments II Trust, Series 2006-AR5, Class 4X, 2.359%, 5/25/2036 (e)(h)(k)	43,006,031	3,950,147
Structured Asset Mortgage Investments II Trust, Series 2006-AR8, Class X, 0.400%, 10/25/2036 (e)(k)	108,744,395	2,001,658
Structured Asset Mortgage Investments II Trust, Series 2005-AR2, Class 1X, 2.054%, 5/25/2045 (e)(h)(k)	10,951,608	637,701
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2003-6A, Class 2A1, 2.379%, 3/25/2033 (h)	32,549	33,573
TBW Mortgage-Backed Trust Series, Series 2006-3, Class 2A1, 6.500%, 7/25/2036	3,672,171	2,535,755
Terwin Mortgage Trust, Series 2005-18AL, Class PX, 4.153%, 1/25/2037 (a)(e)(h)(k)	31,092,959	2,593,091
TH MSR Issuer Trust, Series 2019-FT1, Class A, 2.930% (1 Month LIBOR USD + 2.800%), 6/25/2024 (a)(d)	2,000,000	1,959,200
Verus Securitization Trust, Series 2019-INV1, Class A1, 3.402%, 12/25/2058 (a)(h)	174,454	182,769
Verus Securitization Trust, Series 2019-INV1, Class M1, 4.034%, 12/25/2058 (a)(h)	5,000,000	5,251,445
Verus Securitization Trust, Series 2019-INV1, Class B1, 4.991%, 12/25/2058 (a)	2,250,000	2,266,902
Verus Securitization Trust, Series 2019-1, Class M1, 4.461%, 2/25/2059 (a)(h)	2,000,000	2,077,122
Verus Securitization Trust, Series 2019-2, Class M1, 3.781%, 5/25/2059 (a)(h)	13,000,000	13,427,596
Verus Securitization Trust, Series 2019-2, Class B1, 4.437%, 5/25/2059 (a)(h)	3,800,000	3,915,167
Visio Trust, Series 2019-1, Class B1, 5.080%, 6/25/2054 (a)(h)	3,270,030	3,274,255
Wachovia Mortgage Loan Trust LLC, Series 2006-AMN1, Class A1, 0.250% (1 Month LIBOR USD + 0.100%), 8/25/2036 (d)	5,524,544	3,291,783
Wachovia Mortgage Loan Trust LLC, Series 2006-AMN1, Class A2, 0.450% (1 Month LIBOR USD + 0.300%), 8/25/2036 (d)	26,945,850	15,969,404
Wachovia Mortgage Loan Trust LLC, Series 2006-AMN1, Class A3, 0.630% (1 Month LIBOR USD + 0.480%), 8/25/2036 (d)	2,745,472	1,633,271
Wachovia Mortgage Loan Trust LLC, Series 2006-ALT1, Class A1, 0.290% (1 Month LIBOR USD + 0.160%), 1/25/2037 (d)	8,429,586	5,324,438
Wachovia Mortgage Loan Trust LLC, Series 2006-ALT1, Class A2, 0.490% (1 Month LIBOR USD + 0.360%), 1/25/2037 (d)	2,887,825	1,839,273
Washington Mutual Asset-Backed Certificates Trust, Series 2006-HE3, Class 1A, 0.285% (1 Month LIBOR USD + 0.155%), 8/25/2036 (d)	3,241,846	2,999,155
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2004-AR3, Class B1, 3.655%, 6/25/2034 (h)	917,470	932,766
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR16, Class 1A2, 2.746%, 12/25/2035 (h)(p)	16,392,583	16,356,290

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value

Residential Mortgage-Backed Securities – (continued)
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR18, Class 1A2, 2.794%, 1/25/2036 (h)(j)	$16,980,692	$17,542,175
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR10, Class 1A1, 3.006%, 9/25/2036 (h)	2,082,283	1,950,603
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR12, Class 1A4, 3.052%, 10/25/2036 (h)	4,528,349	4,672,658
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR14, Class 2A3, 2.434%, 11/25/2036 (h)	977,604	946,931
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR18, Class 3A1, 3.000%, 1/25/2037 (h)	531,214	515,786
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY6, Class 1A1, 3.149%, 6/25/2037 (h)	2,715,995	2,675,038
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2004-AR10, Class X, 1.868%, 7/25/2044 (e)(h)(k)	16,554,486	753,494
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR6, Class X, 2.165%, 4/25/2045 (e)(h)(k)	24,634,619	1,503,673
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR9, Class 2XPP, 1.151%, 8/25/2046 (e)(h)(k)	7,447,843	253,204
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA5, Class 1XPP, 0.610%, 6/25/2047 (e)(h)(k)	84,676,545	2,143,333
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2003-MS7, Class P, 0.000%, 3/25/2033 (c)	918	728
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2005-9, Class 5A3, 1.480% (1 Month LIBOR USD + 1.350%), 11/25/2035 (d)	2,301,408	1,654,966
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2005-AR1, Class A1A, 0.390% (1 Month LIBOR USD + 0.260%), 12/25/2035 (d)	3,805,129	3,681,653
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2006-1, Class 2XB1, 7.000%, 2/25/2036	4,897,569	4,375,331
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2007-HY1, Class A1, 0.220% (1 Month LIBOR USD + 0.090%), 2/25/2037 (d)	9,026,311	5,841,874
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2007-3, Class A19, 6.000%, 4/25/2037 (j)	7,209,499	7,192,103
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2006-AR8, Class 3X1, 1.191%, 10/25/2046 (e)(h)(k)	17,101,362	866,577
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2006-AR9, Class 1A, 1.329% (12 Month US Treasury Average + 0.830%), 11/25/2046 (d)	6,779,004	5,988,165
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2007-OA3, Class 2A, 1.249% (12 Month US Treasury Average + 0.750%), 2/25/2047 (d)	16,066,432	14,951,919
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2007-OA4, Class XPPP, 1.443%, 4/25/2047 (e)(h)(k)	29,181,984	1,804,877
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2007-OA3, Class 5A, 1.716% (11th District Cost of Funds Index + 1.250%), 4/25/2047 (d)	4,597,414	4,208,257
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class 4A1, 6.500%, 7/25/2037	2,505,788	2,328,413
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class 4A3, 6.500%, 7/25/2037	2,748,842	2,554,263
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR1, Class 2A5, 3.679%, 3/25/2036 (h)	808,284	706,973
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR11, Class A1, 3.183%, 8/25/2036 (h)	232,881	226,117

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value

Residential Mortgage-Backed Securities – (continued)
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR12, Class 1A1, 2.951%, 9/25/2036 (h)	$462,933	$453,625
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR13, Class A2, 3.030%, 9/25/2036 (h)	283,239	268,217
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR14, Class 1A3, 3.072%, 10/25/2036 (h)	910,065	887,703
Wells Fargo Mortgage Backed Securities Trust, Series 2007-15, Class A1, 6.000%, 11/25/2037	918,980	901,577
Wells Fargo Mortgage Backed Securities Trust, Series 2007-17, Class APO, 0.000%, 1/25/2038 (c)	46,057	33,291
Wells Fargo Mortgage Loan Trust, Series 2010-RR2, Class 1A4, 3.297%, 9/27/2035 (a)(h)	5,754,258	5,199,651

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost – $4,046,113,541)		$3,985,873,296

Residential Mortgage-Backed Securities – U.S. Government Agency – 4.08%
Connecticut Avenue Securities Trust, Series 2019-R03, Class 1B1, 4.230% (1 Month LIBOR USD + 4.100%), 9/25/2031 (a)(d)	11,388,050	11,877,030
Connecticut Avenue Securities Trust, Series 2019-R04, Class 2B1, 5.380% (1 Month LIBOR USD + 5.250%), 6/27/2039 (a)(d)	2,606,068	2,712,166
Connecticut Avenue Securities Trust, Series 2019-R05, Class 1B1, 4.230% (1 Month LIBOR USD + 4.100%), 7/25/2039 (a)(d)	3,596,000	3,695,519
Connecticut Avenue Securities Trust, Series 2019-R06, Class 2B1, 3.880% (1 Month LIBOR USD + 3.750%), 9/25/2039 (a)(d)	6,762,496	6,829,235
Connecticut Avenue Securities Trust, Series 2019-R07, Class 1B1, 3.530% (1 Month LIBOR USD + 3.400%), 10/25/2039 (a)(d)	18,907,532	19,021,979
Connecticut Avenue Securities Trust, Series 2020-R02, Class 2M2, 2.130% (1 Month LIBOR USD + 2.000%), 1/25/2040 (a)(d)	7,500,000	7,507,035
Federal Home Loan Mortgage Corp., Series 2014-DN1, Class M3, 4.630% (1 Month LIBOR USD + 4.500%), 2/26/2024 (d)	4,848,542	4,787,853
Federal Home Loan Mortgage Corp., Series 2015-DN1, Class M3, 4.280% (1 Month LIBOR USD + 4.150%), 1/27/2025 (d)	530,750	534,071
Federal Home Loan Mortgage Corp., Series 2018-SPI2, Class B, 3.809%, 5/25/2048 (a)(h)	3,847,336	3,327,465
Federal Home Loan Mortgage Corp., Series 2018-HQA2, Class M2, 2.430% (1 Month LIBOR USD + 2.300%), 10/26/2048 (a)(d)	13,748,980	13,809,187
Federal Home Loan Mortgage Corp., Series 2019-DNA2, Class M2, 2.580% (1 Month LIBOR USD + 2.450%), 3/25/2049 (a)(d)	7,822,894	7,866,937
Federal Home Loan Mortgage Corp., Series 2019-HQA2, Class M2, 2.180% (1 Month LIBOR USD + 2.050%), 4/26/2049 (a)(d)	4,951,423	4,957,612
Federal Home Loan Mortgage Corp., Series 2019-DNA3, Class M2, 2.198% (1 Month LIBOR USD + 2.050%), 7/26/2049 (a)(d)	1,763,605	1,763,602
Federal Home Loan Mortgage Corp., Series 2019-HQA3, Class M2, 1.980% (1 Month LIBOR USD + 1.850%), 9/27/2049 (a)(d)	4,609,971	4,608,523
Federal Home Loan Mortgage Corp., Series 2019-HQA3, Class B1, 3.130% (1 Month LIBOR USD + 3.000%), 9/27/2049 (a)(d)	7,847,000	7,964,360
Federal Home Loan Mortgage Corp., Series 2019-DNA4, Class M2, 2.080% (1 Month LIBOR USD + 1.950%), 10/25/2049 (a)(d)	4,321,325	4,324,021
Federal Home Loan Mortgage Corp., Series 2019-HQA4, Class M2, 2.180% (1 Month LIBOR USD + 2.050%), 11/26/2049 (a)(d)	8,589,613	8,608,415
Federal Home Loan Mortgage Corp., Series 2020-DNA1, Class M2, 1.830% (1 Month LIBOR USD + 1.700%), 1/25/2050 (a)(d)	7,000,000	6,999,986

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value
Residential Mortgage-Backed Securities – U.S. Government Agency – (continued)
Federal Home Loan Mortgage Corp., Series 2020-HQA1, Class M2, 2.030% (1 Month LIBOR USD + 1.900%), 1/25/2050 (a)(d)	$15,000,000	$15,007,020
Federal Home Loan Mortgage Corp., Series 2020-HQA1, Class B1, 2.480% (1 Month LIBOR USD + 2.350%), 1/25/2050 (a)(d)	4,899,856	4,826,358
Federal Home Loan Mortgage Corp., Series 2020-DNA2, Class M2, 1.980% (1 Month LIBOR USD + 1.850%), 2/25/2050 (a)(d)	10,123,783	10,117,435
Federal Home Loan Mortgage Corp., Series 2020-DNA2, Class B1, 2.630% (1 Month LIBOR USD + 2.500%), 2/25/2050 (a)(d)	3,800,000	3,827,835
Federal Home Loan Mortgage Corp., Series 2020-HQA2, Class M1, 1.230% (1 Month LIBOR USD + 1.100%), 3/25/2050 (a)(d)	1,067,911	1,070,917
Federal Home Loan Mortgage Corp., Series 2020-HQA2, Class M2, 3.230% (1 Month LIBOR USD + 3.100%), 3/25/2050 (a)(d)	5,000,000	5,078,215
Federal Home Loan Mortgage Corp., Series 2020-HQA4, Class M2, 3.280% (1 Month LIBOR USD + 3.150%), 9/26/2050 (a)(d)	2,000,000	2,025,028
Federal Home Loan Mortgage Corp., Series 2021-DNA1, Class M2, 1.879% (SOFR30A + 1.800%), 1/25/2051 (a)(d)	12,918,856	12,926,917
Federal Home Loan Mortgage Corp., Series 2021-DNA1, Class B1, 2.729% (SOFR30A + 2.650%), 1/25/2051 (a)(d)	2,153,143	2,158,530
Federal National Mortgage Association, Series 2015-C03, Class 1M2, 5.130% (1 Month LIBOR USD + 5.000%), 7/25/2025 (d)	1,771,997	1,818,567
Federal National Mortgage Association, Series 2017-C04, Class 2M2, 2.980% (1 Month LIBOR USD + 2.850%), 11/26/2029 (d)	6,799,933	6,921,203
Federal National Mortgage Association, Series 2017-C06, Class 2M2, 2.930% (1 Month LIBOR USD + 2.800%), 2/25/2030 (d)	1,083,201	1,098,789
Federal National Mortgage Association, Series 2017-C07, Class 2M2, 2.630% (1 Month LIBOR USD + 2.500%), 5/28/2030 (d)	3,120,781	3,147,629
Federal National Mortgage Association, Series 2020-M52, Class A2, 1.319%, 10/25/2030 (h)	8,000,000	8,128,184
Federal National Mortgage Association, Series 2018-C04, Class 2M2, 2.680% (1 Month LIBOR USD + 2.550%), 12/26/2030 (d)	1,571,838	1,585,605
Federal National Mortgage Association, Series 2019-R01, Class 2M2, 2.580% (1 Month LIBOR USD + 2.450%), 7/25/2031 (a)(d)	8,281,394	8,317,981
Federal National Mortgage Association, Series 2019-R02, Class 1M2, 2.430% (1 Month LIBOR USD + 2.300%), 8/25/2031 (a)(d)	5,340,278	5,358,654
Federal National Mortgage Association, Series 2019-R04, Class 2M2, 2.230% (1 Month LIBOR USD + 2.100%), 6/27/2039 (a)(d)	10,716,669	10,748,509
Federal National Mortgage Association, Series 2019-R05, Class 1M2, 2.130% (1 Month LIBOR USD + 2.000%), 7/25/2039 (a)(d)	2,215,322	2,221,210
Federal National Mortgage Association, Series 2019-R06, Class 2ED2, 1.130% (1 Month LIBOR USD + 1.000%), 9/25/2039 (a)(d)	3,951,376	3,953,478
Federal National Mortgage Association, Series 2019-R07, Class 1M2, 2.230% (1 Month LIBOR USD + 2.100%), 10/25/2039 (a)(d)	7,623,273	7,637,574
Federal National Mortgage Association, Series 2020-R01, Class 1M2, 2.180% (1 Month LIBOR USD + 2.050%), 1/25/2040 (a)(d)	11,628,384	11,642,920
Federal National Mortgage Association, Series 2020-R02, Class 2B1, 3.130% (1 Month LIBOR USD + 3.000%), 1/25/2040 (a)(d)	11,017,089	10,817,548

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES – U.S. GOVERNMENT AGENCY (Cost – $250,637,000)		$261,631,102

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value
Whole Loans – 0.56%
30 Year 6 Month Prime ARM, 7.990%, 09/01/2049	$69,363	$57,526
Agency High Balance Residential Mortgages, 4.500% to 5.125%, 5/24/2048 to 6/27/2048	2,316,360	2,412,038
Agency High Balance Residential Mortgages, 2.625% to 3.250%, 4/26/2037 to 10/31/2037 (e)	2,917,061	2,814,969
Residential Second Lien Mortgages, 4.939% to 10.849%, 12/1/2033 to 2/1/2050 (e)	7,668,190	7,609,313
Gateway Mount Pleasant, 5.300%, 8/1/2028	13,833,205	11,766,347
Savannah Grand, 6.900%, 2/6/2022	4,600,000	4,488,458
Valley Oaks Nursing Home Commercial Loans, 7.500%, 8/6/2021	6,500,000	6,444,686

TOTAL WHOLE LOANS (Cost – $36,073,818)		$35,593,337

Short-Term Investments – 0.85%	Shares	Value
Money Market Funds – 0.85%
First American Government Obligations Fund, Class U 0.036% (r)	54,600,222	$54,600,222

TOTAL SHORT-TERM INVESTMENTS (Cost – $54,600,222)		$54,600,222

TOTAL INVESTMENTS – 105.11% (Cost – $6,767,090,249)		$6,739,479,668

Liabilities in Excess of Other Assets – (5.11%)		(327,515,417)

NET ASSETS – 100.00%		$6,411,964,251

LIBOR:	London Inter-Bank Offered Rate
SOFR:	Secured Overnight Financing Rate

(a)

Security exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Adviser, under the procedures established by the Fund’s Board of Trustees, unless otherwise denoted. At January 31, 2021, the value of these securities amounted to $3,316,342,925 or 51.72% of net assets.

(b)	Security issued on a when-issued basis. On January 31, 2021, the total value of investments purchased on a when-issued basis was $76,237,211 or 1.19% of net assets.
(c)	Principal only security.
(d)

Variable or floating rate security based on a reference index and spread. Certain securities are fixed to variable and currently in the fixed phase. Rate disclosed is the rate in effect as of January 31, 2021.

(e)	Illiquid security. At January 31, 2021, the value of these securities amounted to $377,952,855 or 5.89% of net assets.
(f)	See Note 5 to the Financial Statements.
(g)	Variable rate security. The coupon is based on an underlying pool of community bank subordinated debt. The rate reported is the rate in effect as of January 31, 2021.
(h)	Variable rate security. The coupon is based on an underlying pool of assets. Rate disclosed is the rate in effect as of January 31, 2021.
(i)

Security exempt from registration under Regulation S of the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. At January 31, 2021, the value of securities pledged amounted to $2,382,883 or 0.04% of net assets.

(j)	All or a portion of the security has been pledged as collateral in connection with open credit agreements. At January 31, 2021, the value of securities pledged amounted to $583,540,294.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2021

(k)	Interest only security.
(l)	As of January 31, 2021, the Fund has fair valued these securities. The value of these securities amounted to $3,720,041 or 0.06% of net assets. Value determined using significant unobservable inputs.
(m)	Non-income producing security. Item identified as in default as to the payment of interest.
(n)	Auction rate security. Rate disclosed is the rate in effect as of January 31, 2021.
(o)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate disclosed is the rate in effect as of January 31, 2021.
(p)	All or a portion of the security has been pledged as collateral in connection with open reverse repurchase agreements. At January 31, 2021, the value of securities pledged amounted to $217,223,167.
(q)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(r)	Rate disclosed is the seven-day yield as of January 31, 2021.
(s)	Security issued as a “Baby Bond”, with a par value of $25 per bond. The principal balance disclosed above represents the issuer’s outstanding principal that corresponds to the bonds held in the Fund.
(t)

Security issued as a “Trust Preferred Security”, with a par value of $1,000 per bond. The principal balance disclosed above represents the issuer’s outstanding principal that corresponds to the bonds held in the Fund.

Consolidated Schedule of Open Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Value
RBC Capital Markets, LLC	1.420%	11/4/2020	2/4/2021	$155,598,660	$156,100,000

					$156,100,000

A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing transaction under which the Fund will effectively pledge certain assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount less than the fair value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and interest and correspondingly receive back its collateral. While used as collateral, the pledged assets continue to pay principal and interest which are for the benefit of the Fund.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financials Income Fund

Schedule of Investments

January 31, 2021

	Principal Amount	Value
Collateralized Debt Obligations – 12.89%
Financial Institution Note Securitization Ltd., Series 2015-1A, Class C, 7.000%, 7/30/2026 (a)(b)	$3,725,000	$3,722,206
Financial Institution Note Securitization Ltd., Series 2015-1, 11.660%, 7/30/2026 (a)(b)(c)(d)	6,666,000	6,199,380
Financial Institution Note Securitization Ltd., Series 2019-1A, Class A, 3.900%, 7/17/2034 (a)(c)	2,000,000	2,030,000
Hildene TruPS Financials Note Securitization Ltd., Series 2018-1A, Class A1, 1.585% (3 Month LIBOR USD + 1.360%), 10/12/2038 (a)(e)	1,637,953	1,613,384
Hildene TruPS Financials Note Securitization Ltd., Series 2018-1A, Class B, 4.265% (3 Month LIBOR USD + 4.040%), 10/12/2038 (a)(e)	1,000,000	955,000
Hildene TruPS Financials Note Securitization Ltd., Series 2019-2A, Class A1, 1.973% (3 Month LIBOR USD + 1.760%), 5/23/2039 (a)(e)	1,932,051	1,893,410
Hildene TruPS Financials Note Securitization Ltd., Series 2019-2A, Class A2, 2.663% (3 Month LIBOR USD + 2.450%), 5/23/2039 (a)(e)	2,000,000	1,980,000

TOTAL COLLATERALIZED DEBT OBLIGATIONS (Cost – $18,912,955)		$18,393,380

Common Stocks – 2.65%	Shares	Value
Financial – 2.65%
AmeriServ Financial, Inc.	69,024	$234,681
Arrow Financial Corp.	7,500	220,500
Berkshire Hills Bancorp, Inc.	23,000	381,340
Central Valley Community Bancorp	14,000	214,200
City Holding Co.	4,500	310,725
Codorus Valley Bancorp, Inc.	9,292	146,814
Community Financial Corp.	11,340	269,892
Community West Bancshares	12,000	105,720
Eagle Bancorp Montana, Inc.	14,831	317,235
Financial Institutions, Inc.	8,594	196,717
First Bank	12,378	112,021
First United Corp.	11,800	184,434
Greene County Bancorp, Inc.	22,248	527,722
Hingham Institution for Savings	2,000	438,520
Pathfinder Bancorp, Inc.	3,376	40,006
Summit Financial Group, Inc.	3,939	81,537

TOTAL COMMON STOCKS (Cost – $4,205,299)		$3,782,064

Corporate Obligations – 77.92%	Principal Amount	Value
Financial – 77.92%
Allegiance Bancshares, Inc., 4.700% (3 Month LIBOR USD + 3.130%), 10/1/2029 (e)	$1,000,000	$994,069
Allegiance Bank, 5.250% (3 Month LIBOR USD + 3.030%), 12/15/2027 (a)(e)	1,000,000	1,033,334
Ameris Bancorp, 5.750% (3 Month LIBOR USD + 3.616%), 3/15/2027 (e)	2,960,000	3,033,492
Arbor Realty Trust, Inc., 5.750%, 4/1/2024 (a)	1,500,000	1,561,794
Arbor Realty Trust, Inc., 4.500%, 3/15/2027 (a)	2,500,000	2,511,681
Banc of California, Inc., 5.250%, 4/15/2025	500,000	530,460
Beal Trust I, 3.845% (6 Month LIBOR USD + 3.625%), 7/30/2037 (d)(e)(f)(h)	2,000,000	1,685,523

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financials Income Fund

Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value
Corporate Obligations – (continued)
Financial – (continued)
Business Development Corp. of America, 4.750%, 12/30/2022 (a)	$2,000,000	$1,968,050
Byline Bancorp, Inc., 6.000% (SOFR + 5.880%), 7/1/2030 (e)	1,000,000	1,021,520
Cadence Bancorp, 4.750% (3 Month LIBOR USD + 3.030%), 6/30/2029 (e)	2,500,000	2,459,182
Central Pacific Financial Corp., 4.750% (SOFR + 4.560%), 11/1/2030 (e)	1,000,000	999,739
ConnectOne Bancorp, Inc., 5.200% (3 Month LIBOR USD + 2.840%), 2/1/2028 (e)	1,950,000	1,977,327
Cowen, Inc., 7.250%, 5/6/2024 (a)	1,000,000	1,073,718
Dickinson Financial Corp., 4.250% (SOFR + 4.030%), 11/15/2030 (a)(e)	1,250,000	1,251,436
Dime Community Bancshares, Inc., 4.500% (3 Month LIBOR USD + 2.660%), 6/15/2027 (e)	650,000	652,132
Equity Bancshares, Inc., 7.000% (SOFR + 6.880%), 6/30/2030 (e)	1,000,000	1,013,758
FedNat Holding Co., 7.500%, 3/15/2029	2,500,000	2,612,500
Fidelity Bank, 5.875% (3 Month LIBOR USD + 3.630%), 5/31/2030 (e)	2,000,000	2,163,766
Fidelity Financial Corp., 5.750% (3 Month LIBOR USD + 3.910%), 9/30/2027 (a)(e)	3,000,000	3,098,984
Financial Institutions, Inc., 6.000% (3 Month LIBOR USD + 3.944%), 4/15/2030 (e)	1,500,000	1,614,044
First Bancshares, Inc., 6.400% (3 Month LIBOR USD + 3.390%), 5/1/2033 (e)	2,500,000	2,687,951
First Business Financial Services, Inc., 5.500% (3 Month LIBOR USD + 4.070%), 8/15/2029 (a)(e)	3,000,000	3,058,159
First Financial Bancorp, 5.250% (SOFR + 5.090%), 5/15/2030 (e)	1,000,000	1,034,499
Firstsun Capital Bancorp, 6.000% (SOFR + 5.890%), 7/1/2030 (a)(e)	2,000,000	2,078,398
Hildene Collateral Management Co. LLC, 5.500%, 12/28/2042 (a)	1,587,209	1,700,093
Horizon Bancorp, Inc., 5.625% (SOFR + 5.490%), 7/1/2030 (e)	1,000,000	1,008,958
Independent Bank Corp., 5.950% (SOFR + 5.825%), 5/31/2030 (a)(e)	750,000	750,048
Independent Bank Group, Inc., 5.000% (3 Month LIBOR USD + 2.830%), 12/31/2027 (e)	1,750,000	1,737,386
Investar Holding Corp., 6.000% (3 Month LIBOR USD + 3.945%), 3/30/2027 (e)	2,500,000	2,551,538
Jeff Davis Bancshares, Inc., 6.750% (3 Month LIBOR USD + 4.690%), 1/15/2027 (a)(e)	1,000,000	1,015,357
Kingstone Cos, Inc., 5.500%, 12/30/2022	4,350,000	4,269,070
Level One Bancorp, Inc., 4.750% (SOFR + 3.110%), 12/18/2029 (e)	1,000,000	991,074
Limestone Bancorp, Inc., 5.750% (3 Month LIBOR USD + 3.950%), 7/31/2029 (a)(e)	1,000,000	987,410
Luther Burbank Corp., 6.500%, 9/30/2024 (a)	1,000,000	1,139,091
Malvern Bancorp, Inc., 6.125% (3 Month LIBOR USD + 4.145%), 2/15/2027 (e)	500,000	512,318
Marble Point Loan Financing Ltd. / MPLF Funding I LLC, 7.500%, 10/16/2025 (a)	3,500,000	3,503,794
Metropolitan Bancgroup, Inc., 6.500% (3 Month LIBOR USD + 5.545%), 7/1/2026 (a)(e)	1,000,000	1,011,922
Metropolitan Bank Holding Corp., 6.250% (3 Month LIBOR USD + 4.260%), 3/15/2027 (a)(e)	1,200,000	1,234,159
Millennium Consolidated Holdings LLC, 7.500%, 6/30/2023 (a)	1,000,000	1,030,615
National Bank of Indianapolis Corp., 5.500% (3 Month LIBOR USD + 4.209%), 9/15/2029 (a)(e)	2,000,000	2,079,390
New York Community Bancorp, Inc., 5.900% (3 Month LIBOR USD + 2.780%), 11/6/2028 (e)	2,000,000	2,079,648
NexBank Capital, Inc., 5.500% (3 Month LIBOR USD + 4.355%), 3/16/2026 (e)	200,000	200,087
NexBank Capital, Inc., 5.500% (3 Month LIBOR USD + 4.355%), 3/16/2026 (a)(e)	3,500,000	3,501,528
NexBank Capital, Inc., 6.375% (3 Month LIBOR USD + 4.585%), 9/30/2027 (a)(e)	2,500,000	2,522,981
Northpointe Bancshares, Inc., 6.000% (SOFR + 4.905%), 9/30/2029 (a)(e)	1,000,000	1,032,978
Origin Bank, 4.250% (3 Month LIBOR USD + 2.820%), 2/15/2030 (e)	1,000,000	1,025,089
Pacific Continental Corp., 5.875% (3 Month LIBOR USD + 4.715%), 6/30/2026 (e)	1,500,000	1,510,041
Peapack Gladstone Financial Corp., 4.750% (3 Month LIBOR USD + 2.540%), 12/15/2027 (e)	2,250,000	2,313,167
Peapack Gladstone Financial Corp., 3.500% (SOFR + 3.260%), 12/30/2030 (a)(e)	1,500,000	1,498,411
Preferred Bank, 6.000% (3 Month LIBOR USD + 4.673%), 6/15/2026 (e)	1,301,000	1,319,854
RBB Bancorp, 6.500% (3 Month LIBOR USD + 5.160%), 3/31/2026 (a)(e)	2,800,000	2,812,106
ReadyCap Holdings LLC, 7.500%, 2/15/2022 (a)	1,000,000	1,025,201
Reliant Bancorp, Inc., 5.125% (SOFR + 3.765%), 12/15/2029 (e)	500,000	501,637

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financials Income Fund

Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value
Corporate Obligations – (continued)
Financial – (continued)
Sandy Spring Bancorp, Inc., 4.250% (3 Month LIBOR USD + 2.620%), 11/15/2029 (e)	$1,250,000	$1,249,022
SmartFinancial, Inc., 5.625% (3 Month LIBOR USD + 2.550%), 10/2/2028 (a)(e)	1,250,000	1,277,926
Southern National Bancorp of Virginia, Inc., 5.875% (3 Month LIBOR USD + 3.950%), 1/31/2027 (a)(e)	1,000,000	1,025,901
Sterling Bancorp, 4.000% (SOFR + 2.530%), 12/30/2029 (e)	1,800,000	1,813,574
Sterling Bancorp, 3.875% (SOFR + 3.690%), 11/1/2030 (e)	2,000,000	2,040,847
Sterling Bancorp, Inc., 7.000% (3 Month LIBOR USD + 5.820%), 4/15/2026 (a)(e)	2,000,000	2,005,895
TCF National Bank, 4.125% (3 Month LIBOR USD + 2.375%), 7/2/2029 (e)	2,000,000	2,064,136
Texas State Bankshares, Inc., 5.750% (3 Month LIBOR USD + 3.550%), 6/15/2029 (a)(e)	2,000,000	2,036,669
Trinitas Capital Management LLC, 7.750%, 6/15/2023 (a)	3,000,000	3,090,890
Trustmark Corp., 3.625% (SOFR + 3.387%), 12/1/2030 (e)	2,000,000	2,067,654
United Insurance Holdings Corp., 6.250%, 12/15/2027	2,000,000	2,129,523
Zais Group LLC, 7.000%, 11/15/2023 (a)	1,360,000	1,375,848

TOTAL CORPORATE OBLIGATIONS (Cost – $109,656,522)		$111,158,352

Preferred Stocks – 0.79%	Shares	Value
Financial – 0.79%
TriState Capital Holdings, Inc., 6.375% (3 Month LIBOR USD + 4.088%) (e)	43,321	$1,120,281

TOTAL PREFERRED STOCKS (Cost – $1,145,025)		$1,120,281

Short-Term Investments – 5.26%
Money Market Funds – 5.26%
First American Government Obligations Fund, Class U 0.036% (g)	7,498,385	7,498,385

TOTAL SHORT-TERM INVESTMENTS (Cost – $7,498,385)		$7,498,385

TOTAL INVESTMENTS – 99.51% (Cost – $141,418,186)		$141,952,462

Other Assets in Excess of Liabilities – 0.49%		700,836

NET ASSETS – 100.00%		$142,653,298

LIBOR: London Inter-Bank Offered Rate

SOFR: Secured Overnight Financing Rate

(a)

Security exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Adviser, under the procedures established by the Fund’s Board of Trustees, unless otherwise denoted. At January 31, 2021, the value of these securities amounted to $73,687,147 or 51.65% of net assets.

(b)	See Note 5 to the Financial Statements.
(c)	Variable rate security. The coupon is based on an underlying pool of community bank subordinated debt. The rate reported is the rate in effect as of January 31, 2021.
(d)	Illiquid security. At January 31, 2021, the value of these securities amounted to $7,884,903 or 5.53% of net assets.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financials Income Fund

Schedule of Investments – (continued)

January 31, 2021

(e)

Variable or floating rate security based on a reference index and spread. Certain securities are fixed to variable and currently in the fixed phase. Rate disclosed is the rate in effect as of January 31, 2021.

(f)	As of January 31, 2021, the Fund has fair valued these securities. The value of these securities amounted to $1,685,523 or 1.18% of net assets.
(g)	Rate disclosed is the seven-day yield as of January 31, 2021.
(h)

Security issued as a “Trust Preferred Security”, with a par value of $1,000 per bond. The principal balance disclosed above represents the issuer’s outstanding principal that corresponds to the bonds held in the Fund.

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund

Schedule of Investments

January 31, 2021

	Principal Amount	Value
Collateralized Loan Obligations – 0.69%
JFIN CLO Ltd., Series 2013-1A, Class DR, 7.594% (3 Month LIBOR USD + 7.370%), 1/22/2030 (a)(b)	$500,000	$501,666

TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost – $470,429)		$501,666

Common Stocks – 0.07%	Shares
Consumer, Non-cyclical – 0.07%
Cenveo Corp. (b)(c)(d)	4,630	53,245

TOTAL COMMON STOCKS (Cost – $490,470)		$53,245

Corporate Obligations – 97.63%	Principal Amount	Value
Basic Materials – 13.13%
Alcoa Nederland Holding BV, 7.000%, 9/30/2026 (b)	$500,000	$528,695
Allegheny Technologies, Inc., 5.875%, 12/1/2027	100,000	105,199
Arconic Corp., 6.000%, 5/15/2025 (b)	100,000	107,728
Big River Steel LLC / BRS Finance Corp., 6.625%, 1/31/2029 (b)	1,000,000	1,080,950
Carpenter Technology Corp., 6.375%, 7/15/2028	100,000	109,403
Cleveland-Cliffs, Inc., 5.875%, 6/1/2027	750,000	779,063
Coeur Mining, Inc., 5.875%, 6/1/2024	750,000	760,234
Compass Minerals International, Inc., 6.750%, 12/1/2027 (b)	500,000	537,095
Consolidated Energy Finance SA, 6.875%, 6/15/2025 (b)	240,000	244,650
Consolidated Energy Finance SA, 6.500%, 5/15/2026 (b)	1,250,000	1,259,375
CVR Partners LP / CVR Nitrogen Finance Corp., 9.250%, 6/15/2023 (b)	1,000,000	1,017,640
Hecla Mining Co., 7.250%, 2/15/2028	500,000	541,250
Mercer International, Inc., 5.125%, 2/1/2029 (b)	750,000	762,885
Methanex Corp., 5.125%, 10/15/2027	500,000	520,985
Resolute Forest Products, Inc., 4.875%, 3/1/2026 (b)(e)	100,000	99,625
Schweitzer-Mauduit International, Inc., 6.875%, 10/1/2026 (b)	500,000	531,970
Taseko Mines Ltd., 7.000%, 2/15/2026 (b)(e)	500,000	498,750

		9,485,497

Communications – 8.41%
AMC Networks, Inc., 4.750%, 8/1/2025	500,000	515,752
Arches Buyer, Inc., 6.125%, 12/1/2028 (b)	100,000	102,687
Cars.com, Inc., 6.375%, 11/1/2028 (b)	500,000	530,000
Cincinnati Bell, Inc., 7.000%, 7/15/2024 (b)	250,000	260,000
Clear Channel Worldwide Holdings, Inc., 9.250%, 2/15/2024	400,000	416,376
CommScope Technologies Finance LLC, 6.000%, 6/15/2025 (b)	418,000	426,924
Consolidated Communications, Inc., 6.500%, 10/1/2028 (b)	500,000	544,665
CSC Holdings LLC, 5.500%, 4/15/2027 (b)	500,000	527,850
Cumulus Media New Holdings, Inc., 6.750%, 7/1/2026 (b)	542,000	551,060
Entercom Media Corp., 6.500%, 5/1/2027 (b)	100,000	102,856
iHeartCommunications, Inc., 5.250%, 8/15/2027 (b)	100,000	104,544
Lamar Media Corp., 5.750%, 2/1/2026	250,000	257,669
Lamar Media Corp., 4.875%, 1/15/2029	250,000	265,625
Nexstar Broadcasting, Inc., 5.625%, 7/15/2027 (b)	250,000	265,756

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund

Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value
Corporate Obligations – (continued)
Communications – (continued)
Outfront Media Capital LLC / Outfront Media Capital Corp., 5.000%, 8/15/2027 (b)	$250,000	$258,123
Terrier Media Buyer, Inc., 8.875%, 12/15/2027 (b)	250,000	270,781
Townsquare Media, Inc., 6.875%, 2/1/2026 (b)	300,000	310,313
Univision Communications, Inc., 6.625%, 6/1/2027 (b)	250,000	263,394
Urban One, Inc., 7.375%, 2/1/2028 (b)	100,000	101,971

		6,076,346

Consumer, Cyclical – 20.13%
American Axle & Manufacturing, Inc., 6.500%, 4/1/2027	750,000	785,475
Aramark Services, Inc., 6.375%, 5/1/2025 (b)	500,000	532,625
Arrow Bidco LLC, 9.500%, 3/15/2024 (b)	500,000	441,822
BCD Acquisition, Inc., 9.625%, 9/15/2023 (b)	750,000	770,310
Beacon Roofing Supply, Inc., 4.500%, 11/15/2026 (b)	250,000	261,327
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp., 6.250%, 9/15/2027 (b)	250,000	264,219
CD&R Smokey Buyer, Inc., 6.750%, 7/15/2025 (b)	250,000	268,437
Century Communities, Inc., 5.875%, 7/15/2025	500,000	521,822
Clarios Global LP, 6.750%, 5/15/2025 (b)	250,000	266,720
Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.750%, 10/20/2028 (b)	500,000	553,482
FirstCash, Inc., 4.625%, 9/1/2028 (b)	500,000	519,212
Ford Motor Co., 9.000%, 4/22/2025	1,000,000	1,217,465
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd., 5.750%, 1/20/2026 (b)(e)	500,000	519,687
IAA, Inc., 5.500%, 6/15/2027 (b)	100,000	105,197
Installed Building Products, Inc., 5.750%, 2/1/2028 (b)	100,000	106,856
International Game Technology PLC, 5.250%, 1/15/2029 (b)	200,000	213,821
LBM Acquisition LLC, 6.250%, 1/15/2029 (b)	500,000	506,725
Lions Gate Capital Holdings LLC, 5.875%, 11/1/2024 (b)	300,000	307,282
Lithia Motors, Inc., 4.625%, 12/15/2027 (b)	250,000	264,219
Lithia Motors, Inc., 4.375%, 1/15/2031 (b)	500,000	530,313
Macy’s, Inc., 8.375%, 6/15/2025 (b)	250,000	277,235
Marriott Ownership Resorts, Inc., 4.750%, 1/15/2028	500,000	505,530
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.500%, 6/20/2027 (b)	250,000	273,750
New Red Finance, Inc., 4.375%, 1/15/2028 (b)	250,000	255,423
Resideo Funding, Inc., 6.125%, 11/1/2026 (b)	400,000	423,880
Sally Holdings LLC / Sally Capital, Inc., 5.625%, 12/1/2025	500,000	515,313
Scotts Miracle-Gro Co., 4.500%, 10/15/2029	250,000	268,914
Six Flags Theme Parks, Inc., 7.000%, 7/1/2025 (b)	250,000	269,844
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd., 8.000%, 9/20/2025 (b)	500,000	568,000
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 5.875%, 6/15/2024	850,000	930,219
Univar Solutions USA, Inc. / Washington, 5.125%, 12/1/2027 (b)	250,000	262,923
Wabash National Corp., 5.500%, 10/1/2025 (b)	500,000	511,823
White Cap Buyer LLC, 6.875%, 10/15/2028 (b)	500,000	518,638

		14,538,508

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund

Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value
Corporate Obligations – (continued)
Consumer, Non-cyclical – 11.00%
Catalent Pharma Solutions, Inc., 5.000%, 7/15/2027 (b)	$250,000	$263,860
Encompass Health Corp., 4.625%, 4/1/2031	1,000,000	1,063,750
Hill-Rom Holdings, Inc., 4.375%, 9/15/2027 (b)	250,000	260,312
JBS USA LUX SA / JBS USA Finance, Inc., 6.500%, 4/15/2029 (b)	750,000	855,082
Korn Ferry, 4.625%, 12/15/2027 (b)	250,000	263,813
Minerva Luxembourg SA, 6.500%, 9/20/2026 (b)	500,000	526,875
Post Holdings, Inc., 4.625%, 4/15/2030 (b)	250,000	260,683
Prime Security Services Borrower LLC / Prime Finance, Inc., 5.750%, 4/15/2026 (b)	750,000	822,038
Sabre GLBL, Inc., 9.250%, 4/15/2025 (b)	100,000	118,770
Sabre GLBL, Inc., 7.375%, 9/1/2025 (b)	100,000	107,900
Select Medical Corp., 6.250%, 8/15/2026 (b)	1,000,000	1,071,410
ServiceMaster Co. LLC, 7.450%, 8/15/2027	500,000	588,030
Sotheby’s, 7.375%, 10/15/2027 (b)	1,010,000	1,097,557
Syneos Health, Inc., 3.625%, 1/15/2029 (b)	125,000	125,078
TreeHouse Foods, Inc., 4.000%, 9/1/2028	250,000	252,969
US Foods, Inc., 6.250%, 4/15/2025 (b)	250,000	267,236

		7,945,363

Energy – 15.41%
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.750%, 3/1/2027 (b)	250,000	249,797
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.750%, 1/15/2028 (b)	1,250,000	1,252,344
Antero Resources Corp., 5.625%, 6/1/2023	400,000	392,500
Antero Resources Corp., 8.375%, 7/15/2026 (b)	250,000	264,272
Archrock Partners LP / Archrock Partners Finance Corp., 6.875%, 4/1/2027 (b)	700,000	736,505
CITGO Petroleum Corp., 7.000%, 6/15/2025 (b)	500,000	507,712
CNX Resources Corp., 6.000%, 1/15/2029 (b)	100,000	103,532
Continental Resources, Inc., 5.750%, 1/15/2031 (b)	100,000	108,380
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.000%, 2/1/2029 (b)	500,000	482,605
EnLink Midstream LLC, 5.625%, 1/15/2028 (b)	100,000	100,000
Enviva Partners LP / Enviva Partners Finance Corp., 6.500%, 1/15/2026 (b)	1,000,000	1,055,425
Hilcorp Energy I LP / Hilcorp Finance Co., 5.750%, 2/1/2029 (b)	900,000	908,617
New Fortress Energy, Inc., 6.750%, 9/15/2025 (b)	250,000	261,312
PBF Holding Co. LLC / PBF Finance Corp., 6.000%, 2/15/2028	1,000,000	582,100
PBF Logistics LP / PBF Logistics Finance Corp., 6.875%, 5/15/2023	250,000	235,781
Range Resources Corp., 8.250%, 1/15/2029 (b)	100,000	105,187
Shelf Drilling Holdings Ltd., 8.250%, 2/15/2025 (b)	1,500,000	820,313
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 7.500%, 10/1/2025 (b)	500,000	533,438
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 6.000%, 12/31/2030 (b)	500,000	502,000
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.500%, 7/15/2027	100,000	107,750
Transocean, Inc., 11.500%, 1/30/2027 (b)	113,000	87,462
USA Compression Partners LP / USA Compression Finance Corp., 6.875%, 4/1/2026	250,000	261,769
USA Compression Partners LP / USA Compression Finance Corp., 6.875%, 9/1/2027	750,000	801,773
Warrior Met Coal, Inc., 8.000%, 11/1/2024 (b)	640,000	667,501

		11,128,075

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund

Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value
Corporate Obligations – (continued)
Financial – 13.62%
Credit Acceptance Corp., 6.625%, 3/15/2026	$500,000	$531,875
Cushman & Wakefield US Borrower LLC, 6.750%, 5/15/2028 (b)	250,000	272,706
Freedom Mortgage Corp., 7.625%, 5/1/2026 (b)	500,000	530,475
Genworth Mortgage Holdings, Inc., 6.500%, 8/15/2025 (b)	500,000	534,062
Global Aircraft Leasing Co. Ltd., 7.250%, 9/15/2024 (b)	259,062	232,508
goeasy Ltd., 5.375%, 12/1/2024 (b)	250,000	261,120
HAT Holdings I LLC / HAT Holdings II LLC, 5.250%, 7/15/2024 (b)	500,000	519,155
HAT Holdings I LLC / HAT Holdings II LLC, 6.000%, 4/15/2025 (b)	250,000	265,937
Home Point Capital, Inc., 5.000%, 2/1/2026 (b)	500,000	506,875
Howard Hughes Corp., 5.375%, 8/1/2028 (b)	250,000	264,470
Hunt Cos, Inc., 6.250%, 2/15/2026 (b)	500,000	512,702
iStar, Inc., 4.250%, 8/1/2025	250,000	246,250
LPL Holdings, Inc., 4.625%, 11/15/2027 (b)	500,000	523,438
MGIC Investment Corp., 5.250%, 8/15/2028	250,000	267,969
MPT Operating Partnership LP / MPT Finance Corp., 3.500%, 3/15/2031	500,000	507,740
Nationstar Mortgage Holdings, Inc., 6.000%, 1/15/2027 (b)	1,000,000	1,059,220
NMI Holdings, Inc., 7.375%, 6/1/2025 (b)	250,000	281,611
OneMain Finance Corp., 4.000%, 9/15/2030	200,000	202,000
PennyMac Financial Services, Inc., 5.375%, 10/15/2025 (b)	500,000	524,375
PRA Group, Inc., 7.375%, 9/1/2025 (b)	250,000	268,594
Realogy Group LLC / Realogy Co-Issuer Corp., 9.375%, 4/1/2027 (b)	150,000	166,939
Starwood Property Trust, Inc., 5.500%, 11/1/2023 (b)	500,000	520,625
StoneX Group, Inc., 8.625%, 6/15/2025 (b)	100,000	108,563
United Shore Financial Services LLC, 5.500%, 11/15/2025 (b)	500,000	526,875
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 6.500%, 2/15/2029 (b)(e)	200,000	199,923

		9,836,007

Industrial – 10.11%
American Woodmark Corp., 4.875%, 3/15/2026 (b)	250,000	256,515
Bombardier, Inc., 7.500%, 12/1/2024 (b)	400,000	386,002
Brundage-Bone Concrete Pumping Holdings, Inc., 6.000%, 2/1/2026 (b)	250,000	254,844
Builders FirstSource, Inc., 5.000%, 3/1/2030 (b)	250,000	267,500
Cargo Aircraft Management, Inc., 4.750%, 2/1/2028 (b)	1,000,000	1,041,875
Cascades, Inc., 5.375%, 1/15/2028 (b)	350,000	370,344
Cleaver-Brooks, Inc., 7.875%, 3/1/2023 (b)	100,000	98,385
Cloud Crane LLC, 10.125%, 8/1/2024 (b)	300,000	314,281
Cornerstone Building Brands, Inc., 6.125%, 1/15/2029 (b)	100,000	104,687
Covanta Holding Corp., 5.875%, 7/1/2025	250,000	260,286
Covanta Holding Corp., 5.000%, 9/1/2030	250,000	262,812
Fortress Transportation and Infrastructure Investors LLC, 9.750%, 8/1/2027 (b)	250,000	283,144
frontdoor, Inc., 6.750%, 8/15/2026 (b)	520,000	556,400
FXI Holdings, Inc., 7.875%, 11/1/2024 (b)	443,000	449,645
Griffon Corp., 5.750%, 3/1/2028	350,000	370,563
Intelligent Packaging Ltd. / Finco, Inc., 6.000%, 9/15/2028 (b)	100,000	103,438
Kratos Defense & Security Solutions, Inc., 6.500%, 11/30/2025 (b)	250,000	262,474
MasTec, Inc., 4.500%, 8/15/2028 (b)	500,000	527,275
Matthews International Corp., 5.250%, 12/1/2025 (b)	250,000	255,599
Moog, Inc., 4.250%, 12/15/2027 (b)	250,000	259,688

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund

Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value
Corporate Obligations – (continued)
Industrial – (continued)
Spirit AeroSystems, Inc., 7.500%, 4/15/2025 (b)	$100,000	$107,459
US Concrete, Inc., 5.125%, 3/1/2029 (b)	500,000	511,565

		7,304,781

Technology – 3.24%
Black Knight InfoServ LLC, 3.625%, 9/1/2028 (b)	500,000	506,600
CDK Global, Inc., 5.875%, 6/15/2026	750,000	783,412
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.750%, 3/1/2025 (b)	250,000	256,738
Dell International LLC / EMC Corp., 7.125%, 6/15/2024 (b)	575,000	598,719
Seagate HDD Cayman, 3.375%, 7/15/2031 (b)	200,000	195,250

		2,340,719

Utilities – 2.58%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.500%, 5/20/2025	250,000	275,625
Calpine Corp., 4.500%, 2/15/2028 (b)	250,000	257,562
Rockpoint Gas Storage Canada Ltd., 7.000%, 3/31/2023 (b)	500,000	492,712
Talen Energy Supply LLC, 10.500%, 1/15/2026 (b)	625,000	576,563
Talen Energy Supply LLC, 6.625%, 1/15/2028 (b)	250,000	260,734

		1,863,196

TOTAL CORPORATE OBLIGATIONS (Cost – $68,696,335)		$70,518,492

Short-Term Investments – 2.13%	Shares
Money Market Funds – 2.13%
First American Government Obligations Fund, Class U 0.036% (f)	1,537,209	1,537,209

TOTAL SHORT-TERM INVESTMENTS (Cost – $1,537,209)		$1,537,209

TOTAL INVESTMENTS – 100.52% (Cost – $71,194,443)		$72,610,612

Liabilities in Excess of Other Assets – (0.52%)		(378,937)

NET ASSETS – 100.00%		$72,231,675

LIBOR: London Inter-Bank Offered Rate

(a)

Variable or floating rate security based on a reference index and spread. Certain securities are fixed to variable and currently in the fixed phase. Rate disclosed is the rate in effect as of January 31, 2021.

(b)

Security exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Adviser, under the procedures established by the Fund’s Board of Trustees, unless otherwise denoted. At January 31, 2021, the value of these securities amounted to $54,062,155 or 74.85% of net assets.

(c)	Illiquid security. At January 31, 2021, the value of these securities amounted to $53,245 or 0.07% of net assets.

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund

Consolidated Schedule of Investments – (continued)

January 31, 2021

(d)	As of January 31, 2021, the Fund has fair valued these securities. The value of these securities amounted to $53,245 or 0.07% of net assets. Value determined using significant unobservable inputs.
(e)	Security issued on a when-issued basis. On January 31, 2021, the total value of investments purchased on a when-issued basis was $1,317,985 or 1.82% of net assets.
(f)	Rate disclosed is the seven-day yield as of January 31, 2021.

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments

January 31, 2021

	Principal Amount	Value
Asset-Backed Securities – 36.45%
ACC Trust, Series 2019-1, Class A, 3.750%, 5/20/2022 (a)	$1,540,179	$1,551,956
ACC Trust, Series 2019-1, Class B, 4.470%, 10/20/2022 (a)	400,000	410,264
ACC Trust, Series 2019-2, Class A, 2.820%, 2/20/2023 (a)	3,706,416	3,731,753
Affirm Asset Securitization Trust, Series 2020-A, Class B, 2.100%, 2/18/2025 (a)	1,278,000	1,296,008
Affirm Asset Securitization Trust, Series 2020-A, Class B, 3.540%, 2/18/2025 (a)	300,000	307,381
American Credit Acceptance Receivables Trust, Series 2019-2, Class B, 3.050%, 5/12/2023 (a)	648,236	650,726
American Credit Acceptance Receivables Trust, Series 2017-2, Class D, 3.690%, 6/12/2023 (a)	5,088,211	5,116,532
American Credit Acceptance Receivables Trust, Series 2019-3, Class B, 2.590%, 8/14/2023 (a)	5,863,820	5,897,156
American Credit Acceptance Receivables Trust, Series 2020-2, Class A, 1.650%, 12/13/2023 (a)	1,487,639	1,498,563
American Credit Acceptance Receivables Trust, Series 2020-1, Class B, 2.080%, 12/13/2023 (a)	1,000,000	1,010,778
American Credit Acceptance Receivables Trust, Series 2018-2, Class C, 3.700%, 7/10/2024 (a)	1,929,496	1,938,050
American Credit Acceptance Receivables Trust, Series 2020-2, Class B, 2.480%, 9/13/2024 (a)	3,000,000	3,075,675
American Credit Acceptance Receivables Trust, Series 2019-3, Class C, 2.760%, 9/12/2025 (a)	2,469,000	2,516,197
American Credit Acceptance Receivables Trust, Series 2020-3, Class C, 1.850%, 6/15/2026 (a)	350,000	358,811
American Express Credit Account Master Trust, Series 2019-4, Class A, 0.367% (1 Month LIBOR USD + 0.240%), 4/15/2024 (b)	2,500,000	2,506,767
American Express Credit Account Master Trust, Series 2017-5, Class A, 0.507% (1 Month LIBOR USD + 0.380%), 2/18/2025 (b)	1,980,000	1,991,860
American Express Credit Account Master Trust, Series 2017-5, Class B, 0.707% (1 Month LIBOR USD + 0.580%), 2/18/2025 (b)	2,555,000	2,569,160
American Express Credit Account Master Trust, Series 2018-3, Class A, 0.447% (1 Month LIBOR USD + 0.320%), 10/15/2025 (b)	5,200,000	5,237,866
Aqua Finance Trust, Series 2019-A, Class A, 3.140%, 7/16/2040 (a)	1,810,299	1,864,974
Aqua Finance Trust, Series 2020-AA, Class A, 1.900%, 7/17/2046 (a)	4,459,764	4,546,885
Arivo Acceptance Auto Loan Receivables Trust, Series 2021-1A, Class A, 1.190%, 1/15/2027 (a)	2,000,000	2,026,814
Avant Loans Funding Trust, Series 2018-B, Class C, 5.000%, 11/17/2025 (a)	1,153,000	1,162,683
Avant Loans Funding Trust, Series 2019-B, Class A, 2.720%, 10/15/2026 (a)	343,049	344,649
Avant Loans Funding Trust, Series 2019-B, Class B, 3.150%, 10/15/2026 (a)	500,000	508,083
Avant Loans Funding Trust, Series 2020-REV1, Class A, 2.170%, 5/15/2029 (a)	3,400,000	3,421,376
Avis Budget Rental Car Funding LLC, Series 2016-2A, Class C, 4.830%, 11/20/2022 (a)	400,000	409,047
Barclays Dryrock Issuance Trust, Series 2019-1, Class A, 1.960%, 5/15/2025	2,251,000	2,313,438
CarMax Auto Owner Trust, Series 2018-1, Class D, 3.370%, 7/15/2024	150,000	158,076
Carnow Auto Receivables Trust, Series 2019-1A, Class A, 2.720%, 11/15/2022 (a)	454,724	457,690
Chase Auto Credit Linked Notes, Series 2020-1, Class B, 0.991%, 1/25/2028 (a)	906,884	911,392
Chase Auto Credit Linked Notes, Series 2020-1, Class C, 1.389%, 1/25/2028 (a)	2,493,932	2,516,919
Chase Auto Credit Linked Notes, Series 2020-2, Class B, 0.840%, 2/25/2028 (a)	1,000,000	1,006,360
Chase Issuance Trust, Series 2018-A1, Class A1, 0.327% (1 Month LIBOR USD + 0.200%), 4/17/2023 (b)	2,000,000	2,003,312
Chase Issuance Trust, Series 2017-A2, Class A, 0.527% (1 Month LIBOR USD + 0.400%), 3/15/2024 (b)	3,600,000	3,624,988
CIG Auto Receivables Trust, Series 2019-1A, Class A, 3.300%, 8/15/2024 (a)	168,357	169,943
CIG Auto Receivables Trust, Series 2020-1A, Class B, 1.550%, 1/13/2025 (a)	1,000,000	1,016,158
Conn’s Receivables Funding LLC, Series 2019-B, Class B, 3.620%, 6/15/2024 (a)	1,200,000	1,207,438
Consumer Loan Underlying Bond CLUB Certificate Trust, Series 2019-HP1, Class A, 2.590%, 12/15/2026 (a)	2,522,712	2,553,194
Consumer Loan Underlying Bond CLUB Certificate Trust, Series 2019-HP1, Class B, 3.480%, 12/15/2026 (a)	2,500,000	2,566,010
Consumer Loan Underlying Bond CLUB Credit Trust, Series 2019-P2, Class A, 2.470%, 10/15/2026 (a)	3,052,865	3,075,893

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value
Asset-Backed Securities – (continued)
Consumer Loan Underlying Bond CLUB Credit Trust, Series 2019-P2, Class B, 2.830%, 10/15/2026 (a)	$1,500,000	$1,516,240
Consumer Loan Underlying Bond CLUB Credit Trust, Series 2019-P2, Class C, 4.410%, 10/15/2026 (a)	200,000	201,899
Consumer Loan Underlying Bond CLUB Credit Trust, Series 2020-P1, Class A, 2.260%, 3/15/2028 (a)	1,349,431	1,360,722
Consumer Loan Underlying Bond Credit Trust, Series 2018-P2, Class B, 4.100%, 10/15/2025 (a)	1,089,335	1,100,595
Consumer Loan Underlying Bond Credit Trust, Series 2018-P3, Class A, 3.820%, 1/15/2026 (a)	602,975	605,516
Consumer Loan Underlying Bond Credit Trust, Series 2018-P3, Class B, 4.320%, 1/15/2026 (a)	1,700,000	1,724,126
Consumer Loan Underlying Bond Credit Trust, Series 2018-P3, Class C, 5.540%, 1/15/2026 (a)	300,000	313,189
Consumer Underlying Bond Securitization, Series 2018-1, Class A, 4.790%, 2/17/2026 (a)	2,853,415	2,923,849
Continental Finance Credit Card ABS Master Trust, Series 2020-1A, Class A, 2.240%, 12/15/2028 (a)	500,000	503,386
CPS Auto Receivables Trust, Series 2019-C, Class B, 2.630%, 8/15/2023 (a)	1,539,312	1,552,910
CPS Auto Receivables Trust, Series 2019-B, Class C, 3.350%, 1/15/2024 (a)	1,000,000	1,019,311
CPS Auto Receivables Trust, Series 2017-D, Class E, 5.300%, 6/17/2024 (a)	475,000	499,987
CPS Auto Receivables Trust, Series 2017-C, Class E, 5.720%, 9/16/2024 (a)	250,000	263,336
CPS Auto Receivables Trust, Series 2018-B, Class E, 5.610%, 12/16/2024 (a)	200,000	214,038
CPS Auto Receivables Trust, Series 2019-C, Class D, 3.170%, 6/16/2025 (a)	200,000	206,870
CPS Auto Receivables Trust, Series 2019-C, Class E, 4.300%, 7/15/2025 (a)	900,000	945,749
CPS Auto Receivables Trust, Series 2020-C, Class C, 1.710%, 8/15/2026 (a)	2,100,000	2,147,103
CPS Auto Trust, Series 2018-C, Class D, 4.400%, 6/17/2024 (a)	100,000	103,881
CPS Auto Trust, Series 2021-A, Class B, 0.610%, 2/18/2025 (a)	4,000,000	4,006,648
CPS Auto Trust, Series 2018-C, Class E, 6.070%, 9/15/2025 (a)	150,000	160,582
Credibly Asset Securitization LLC, Series 2018-1A, Class A, 4.800%, 11/15/2023 (a)	850,000	852,176
Credit Acceptance Auto Loan Trust, Series 2018-2A, Class A, 3.470%, 5/17/2027 (a)	390,912	393,610
Credit Acceptance Auto Loan Trust, Series 2018-3A, Class B, 3.890%, 10/15/2027 (a)	1,000,000	1,032,016
Credit Acceptance Auto Loan Trust, Series 2020-2A, Class B, 1.930%, 9/15/2029 (a)	400,000	410,788
Discover Card Execution Note Trust, Series 2019-A2, Class A, 0.397% (1 Month LIBOR USD + 0.270%), 12/15/2023 (b)	4,000,000	4,009,048
Discover Card Execution Note Trust, Series 2017-A1, Class A1, 0.617% (1 Month LIBOR USD + 0.490%), 7/15/2024 (b)	1,480,000	1,488,806
Drive Auto Receivables Trust, Series 2017-3, Class D, 3.530%, 12/15/2023 (a)	543,982	553,418
Drive Auto Receivables Trust, Series 2019-3, Class C, 2.900%, 8/15/2025	8,250,000	8,501,542
DT Auto Owner Trust, Series 2017-3A, Class D, 3.580%, 5/15/2023 (a)	282,322	284,439
DT Auto Owner Trust, Series 2020-1A, Class A, 1.940%, 9/15/2023 (a)	1,094,735	1,102,617
DT Auto Owner Trust, Series 2020-1A, Class B, 2.160%, 5/15/2024 (a)	2,960,000	3,012,830
DT Auto Owner Trust, Series 2021-1A, Class B, 0.620%, 9/15/2025 (a)	1,200,000	1,202,224
DT Auto Owner Trust, Series 2020-1A, Class D, 2.550%, 11/15/2025 (a)	1,000,000	1,036,712
DT Auto Owner Trust, Series 2019-1A, Class E, 4.940%, 2/17/2026 (a)	800,000	844,206
ENVA LLC, Series 2019-A, Class A, 3.960%, 6/20/2026 (a)	149,740	150,244
Evergreen Credit Card Trust, Series 2019-2, Class C, 2.620%, 9/16/2024 (a)	1,900,000	1,935,490
Exeter Automobile Receivables Trust, Series 2019-3A, Class B, 2.580%, 8/15/2023 (a)	1,424,987	1,435,376
Exeter Automobile Receivables Trust, Series 2020-1A, Class B, 2.260%, 4/15/2024 (a)	2,500,000	2,532,507
Exeter Automobile Receivables Trust, Series 2020-2A, Class B, 2.080%, 7/15/2024 (a)	2,500,000	2,541,482
Exeter Automobile Receivables Trust, Series 2020-3A, Class B, 0.790%, 9/16/2024	1,500,000	1,508,331
First Investors Auto Owner Trust, Series 2017-2A, Class C, 3.000%, 8/15/2023 (a)	967,271	975,682
First Investors Auto Owner Trust, Series 2016-2A, Class E, 5.750%, 9/15/2023 (a)	1,000,000	1,015,483
First Investors Auto Owner Trust, Series 2017-3A, Class E, 4.920%, 8/15/2024 (a)	500,000	522,382

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value
Asset-Backed Securities – (continued)
First Investors Auto Owner Trust, Series 2020-1A, Class D, 3.150%, 4/15/2026 (a)	$1,000,000	$1,039,007
First Investors Auto Owner Trust, Series 2019-1A, Class F, 6.150%, 7/15/2026 (a)	200,000	207,386
First Investors Auto Owner Trust, Series 2021-1A, Class B, 1.150%, 3/15/2027 (a)	1,450,000	1,459,664
Flagship Credit Auto Trust, Series 2016-4, Class C, 2.710%, 11/15/2022 (a)	223,887	224,528
Flagship Credit Auto Trust, Series 2019-1, Class A, 3.110%, 8/15/2023 (a)	63,588	64,418
Flagship Credit Auto Trust, Series 2017-3, Class D, 3.730%, 9/15/2023 (a)	3,000,000	3,121,833
Flagship Credit Auto Trust, Series 2016-2, Class D, 8.560%, 11/15/2023 (a)	450,000	455,555
Flagship Credit Auto Trust, Series 2017-1, Class E, 6.460%, 12/15/2023 (a)	725,000	760,372
Flagship Credit Auto Trust, Series 2019-4, Class A, 2.170%, 6/15/2024 (a)	1,364,001	1,383,156
Flagship Credit Auto Trust, Series 2018-3, Class B, 3.590%, 12/16/2024 (a)	1,382,000	1,407,972
Flagship Credit Auto Trust, Series 2020-2, Class B, 2.610%, 4/15/2026 (a)	4,000,000	4,143,596
Foundation Finance Trust, Series 2020-1A, Class A, 3.540%, 7/15/2040 (a)	2,406,000	2,494,303
Foursight Capital Automobile Receivables Trust, Series 2018-1, Class E, 5.560%, 1/16/2024 (a)	500,000	533,621
Foursight Capital Automobile Receivables Trust, Series 2018-2, Class E, 5.500%, 10/15/2024 (a)	600,000	635,047
Foursight Capital Automobile Receivables Trust, Series 2019-1, Class B, 2.780%, 1/15/2025 (a)	1,000,000	1,027,985
Foursight Capital Automobile Receivables Trust, Series 2020-1, Class B, 2.270%, 2/15/2025 (a)	2,000,000	2,048,200
Foursight Capital Automobile Receivables Trust, Series 2020-1, Class C, 2.410%, 8/15/2025 (a)	1,750,000	1,799,581
Foursight Capital Automobile Receivables Trust, Series 2019-1, Class E, 4.300%, 9/15/2025 (a)	500,000	530,760
Foursight Capital Automobile Receivables Trust, Series 2021-1, Class B, 0.870%, 1/15/2026 (a)(c)	3,000,000	3,037,389
Foursight Capital Automobile Receivables Trust, Series 2020-1, Class E, 3.490%, 4/15/2026 (a)	250,000	261,533
Foursight Capital Automobile Receivables Trust, Series 2019-1, Class F, 5.570%, 11/16/2026 (a)	1,000,000	1,038,845
FREED ABS Trust, Series 2018-2, Class C, 5.880%, 10/20/2025 (a)	200,000	203,570
FREED ABS Trust, Series 2019-2, Class A, 2.620%, 11/18/2026 (a)	3,068,283	3,094,275
FREED ABS Trust, Series 2020-FP1, Class A, 2.520%, 3/18/2027 (a)	2,675,587	2,699,895
FREED ABS Trust, Series 2020-FP1, Class B, 3.060%, 3/18/2027 (a)	1,256,000	1,285,088
FREED ABS Trust, Series 2020-2CP, Class A, 4.520%, 6/18/2027 (a)	2,378,793	2,409,456
FREED ABS Trust, Series 2020-3FP, Class A, 2.400%, 9/18/2027 (a)	2,202,962	2,221,258
Genesis Private Label Amortizing Trust, Series 2020-1, Class A, 2.080%, 7/20/2026 (a)	1,515,505	1,522,352
Genesis Sales Finance Master Trust, Series 2019-AA, Class A, 4.680%, 8/20/2023 (a)	100,000	100,451
Genesis Sales Finance Master Trust, Series 2020-AA, Class A, 1.650%, 9/22/2025 (a)	2,000,000	2,017,180
GLS Auto Receivables Issuer Trust, Series 2020-3A, Class B, 1.380%, 8/15/2024 (a)	1,000,000	1,014,477
GLS Auto Receivables Issuer Trust, Series 2020-2A, Class A, 1.580%, 8/15/2024 (a)	1,662,277	1,679,620
GLS Auto Receivables Issuer Trust, Series 2019-1A, Class C, 3.870%, 12/16/2024 (a)	2,000,000	2,074,622
GLS Auto Receivables Issuer Trust, Series 2020-1A, Class D, 3.680%, 11/16/2026 (a)	450,000	469,999
GLS Auto Receivables Trust, Series 2018-2A, Class B, 3.710%, 3/15/2023 (a)	497,115	502,702
GLS Auto Receivables Trust, Series 2018-3A, Class B, 3.780%, 8/15/2023 (a)	1,242,125	1,259,890
GLS Auto Receivables Trust, Series 2018-3A, Class C, 4.180%, 7/15/2024 (a)	1,500,000	1,567,788
GM Financial Automobile Leasing Trust, Series 2019-1, Class C, 3.560%, 12/20/2022	595,000	605,602
Golden Credit Card Trust, Series 2017-4, Class A, 0.647% (1 Month LIBOR USD + 0.520%), 7/15/2024 (a)(b)	6,375,000	6,415,959
GTE Auto Receivables Trust, Series 2019-1, Class A2, 2.170%, 12/15/2022 (a)	1,105,412	1,110,891
Hertz Vehicle Financing II LP, Series 2015-3A, Class B, 3.710%, 9/25/2021 (a)	6,942,000	6,988,588
Hertz Vehicle Financing II LP, Series 2017-1A, Class B, 3.560%, 10/25/2021 (a)	710,000	714,765
Hertz Vehicle Financing II LP, Series 2016-2A, Class A, 2.950%, 3/25/2022 (a)	248,474	250,216
Hertz Vehicle Financing II LP, Series 2016-2A, Class B, 3.940%, 3/25/2022 (a)	1,314,000	1,322,818
Hertz Vehicle Financing II LP, Series 2016-4A, Class A, 2.650%, 7/25/2022 (a)	293,228	295,284

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value
Asset-Backed Securities – (continued)
Hertz Vehicle Financing II LP, Series 2016-4A, Class B, 3.290%, 7/25/2022 (a)	$4,400,000	$4,429,528
Hertz Vehicle Financing II LP, Series 2019-1A, Class B, 4.100%, 3/25/2023 (a)	3,435,000	3,458,052
Hertz Vehicle Financing II LP, Series 2017-2A, Class A, 3.290%, 10/25/2023 (a)	1,146,462	1,154,500
Hertz Vehicle Financing II LP, Series 2017-2A, Class B, 4.200%, 10/25/2023 (a)	2,390,000	2,406,039
Hertz Vehicle Financing II LP, Series 2018-1A, Class A, 3.290%, 2/25/2024 (a)	93,845	94,502
Hertz Vehicle Financing II LP, Series 2018-1A, Class B, 3.600%, 2/25/2024 (a)	4,967,000	5,000,334
Hertz Vehicle Financing II LP, Series 2019-3A, Class B, 3.030%, 12/25/2025 (a)	2,000,000	2,013,422
Hertz Vehicle Financing LLC, Series 2018-2A, Class B, 4.140%, 6/25/2022 (a)	1,000,000	1,006,711
Hyundai Auto Receivables Trust, Series 2017-B, Class A4, 1.960%, 2/15/2023	1,155,302	1,161,803
LendingPoint Asset Securitization Trust, Series 2020-REV1, Class A, 2.731%, 10/15/2028 (a)	2,000,000	2,024,212
LL ABS Trust, Series 2019-1A, Class A, 2.870%, 3/15/2027 (a)	446,236	448,618
LL ABS Trust, Series 2020-1A, Class A, 2.330%, 1/17/2028 (a)	784,816	794,947
Marlette Funding Trust, Series 2018-1A, Class D, 4.850%, 3/15/2028 (a)	710,000	715,116
Marlette Funding Trust, Series 2018-3A, Class C, 4.630%, 9/15/2028 (a)	1,000,000	1,015,251
Marlette Funding Trust, Series 2019-1A, Class A, 3.440%, 4/16/2029 (a)	441,031	445,396
Marlette Funding Trust, Series 2019-3A, Class A, 2.690%, 9/17/2029 (a)	303,164	306,103
Marlette Funding Trust, Series 2019-4A, Class A, 2.390%, 12/15/2029 (a)	754,502	762,788
Marlette Funding Trust, Series 2020-1A, Class C, 2.800%, 3/15/2030 (a)	2,000,000	2,040,396
Mosaic Solar Loans LLC, Series 2017-2A, Class D, 0.000%, 6/22/2043 (a)(d)	179,178	174,953
Octane Receivables Trust, Series 2020-1A, Class A, 1.710%, 2/20/2025 (a)	5,233,279	5,250,837
Pagaya AI Debt Selection Trust, Series 2020-3, Class A, 2.100%, 5/17/2027 (a)	1,955,295	1,978,299
PMIT, Series 2019-1A, Class B, 4.030%, 4/15/2025 (a)	246,216	247,923
PMIT, Series 2019-3A, Class C, 4.940%, 9/15/2025 (a)	1,000,000	1,012,508
PMIT, Series 2019-4A, Class A, 2.480%, 2/15/2026 (a)	1,554,044	1,561,586
Santander Drive Auto Receivables Trust, Series 2018-2, Class C, 3.350%, 7/17/2023	168,859	170,523
Skopos Auto Receivables Trust, Series 2019-1A, Class A, 2.900%, 12/15/2022 (a)	2,502,284	2,514,288
Skopos Auto Receivables Trust, Series 2018-1A, Class C, 4.770%, 4/17/2023 (a)	3,185,253	3,238,870
Sofi Consumer Loan Program Trust, Series 2020-1, Class A, 2.020%, 1/25/2029 (a)	996,998	1,010,290
SpringCastle America Funding LLC, Series 2020-AA, Class A, 1.970%, 9/25/2037 (a)	8,949,270	9,038,387
Tidewater Auto Receivables Trust, Series 2020-AA, Class B, 1.610%, 3/15/2025 (a)	2,000,000	2,036,462
UMPT, Series 2019-ST3, Class A, 3.750%, 11/15/2025 (a)	752,408	760,691
UMPT, Series 2019-ST4, Class A, 3.750%, 12/15/2025 (a)	94,803	95,817
UMPT, Series 2019-ST5, Class A, 3.750%, 1/15/2026 (a)	277,083	279,901
Upstart Pass-Through Trust, Series 2020-ST6, Class A, 3.000%, 1/20/2027 (a)	1,946,357	1,957,482
Upstart Pass-Through Trust, Series 2021-ST1, Class A, 2.750%, 2/20/2027 (a)	1,000,000	1,002,135
Upstart Pass-Through Trust, Series 2021-ST2, Class A, 2.500%, 4/20/2027 (a)(c)	2,000,000	2,004,960
Upstart Pass-Through Trust, Series 2020-ST1, Class A, 3.750%, 2/20/2028 (a)	206,827	209,915
Upstart Pass-Through Trust, Series 2020-ST2, Class A, 3.500%, 3/20/2028 (a)	1,125,830	1,144,074
Upstart Pass-Through Trust, Series 2020-ST3, Class A, 3.350%, 4/20/2028 (a)	227,240	232,925
Upstart Pass-Through Trust, Series 2021-1, Class A, 0.870%, 3/20/2031 (a)(c)	2,750,000	2,756,861
Upstart Securitization Trust, Series 2018-1, Class D, 6.147%, 8/20/2025 (a)	152,264	156,372
Upstart Securitization Trust, Series 2018-2, Class C, 5.494%, 12/22/2025 (a)	5,014,664	5,094,688
Upstart Securitization Trust, Series 2019-2, Class A, 2.897%, 9/20/2029 (a)	1,322,086	1,331,958
Upstart Securitization Trust, Series 2019-3, Class A, 2.684%, 1/20/2030 (a)	2,084,656	2,110,081
Upstart Securitization Trust, Series 2019-3, Class B, 3.829%, 1/20/2030 (a)	1,000,000	1,027,087
Upstart Securitization Trust, Series 2020-1, Class A, 2.322%, 4/22/2030 (a)	580,318	587,940
Upstart Securitization Trust, Series 2020-2, Class A, 2.309%, 11/20/2030 (a)	887,718	895,739
US Auto Funding LLC, Series 2019-1A, Class A, 3.610%, 4/15/2022 (a)	17,910	17,949
USASF Receivables LLC, Series 2020-1A, Class A, 2.470%, 8/15/2023 (a)	3,786,376	3,813,555

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value
Asset-Backed Securities – (continued)
Verizon Owner Trust, Series 2018-1A, Class A1A, 2.820%, 9/20/2022 (a)	$340,108	$341,826
Verizon Owner Trust, Series 2019-C, Class A1B, 0.551% (1 Month LIBOR USD + 0.420%), 4/22/2024 (b)	2,000,000	2,013,032
Veros Automobile Receivables Trust, Series 2020-1, Class A, 1.670%, 9/15/2023 (a)	1,291,954	1,300,993
Veros Automobile Receivables Trust, Series 2020-1, Class B, 2.190%, 6/15/2025 (a)	300,000	304,904
Veros Automobile Receivables Trust, Series 2018-1, Class D, 5.740%, 8/15/2025 (a)	500,000	512,886
Westgate Resorts LLC, Series 2020-1A, Class A, 2.713%, 3/20/2034 (a)	5,437,592	5,585,239
Westlake Automobile Receivables Trust, Series 2018-1A, Class E, 4.530%, 5/15/2023 (a)	413,678	424,110
Westlake Automobile Receivables Trust, Series 2020-1A, Class A2, 1.440%, 9/15/2023 (a)	1,755,784	1,768,353
Westlake Automobile Receivables Trust, Series 2018-3A, Class D, 4.000%, 10/16/2023 (a)	970,000	999,557
Westlake Automobile Receivables Trust, Series 2018-2A, Class D, 4.000%, 1/16/2024 (a)	6,840,000	6,978,175
World Financial Network Credit Card Master Trust, Series 2019-B, Class M, 3.040%, 4/15/2026	3,365,000	3,486,453

TOTAL ASSET-BACKED SECURITIES (Cost – $310,876,955)		$314,451,970

Collateralized Loan Obligations – 12.05%
610 Funding CLO Ltd., Series 2018-3A, Class A1, 1.193% (3 Month LIBOR USD + 0.970%), 7/17/2028 (a)(b)	4,738,961	4,736,644
ACIS CLO Ltd., Series 2014-3A, Class C, 2.714% (3 Month LIBOR USD + 2.500%), 2/2/2026 (a)(b)	2,000,000	2,000,072
ACIS CLO Ltd., Series 2014-4A, Class B, 1.984% (3 Month LIBOR USD + 1.770%), 5/1/2026 (a)(b)	6,150,000	6,165,682
ACIS CLO Ltd., Series 2014-5A, Class A1, 1.724% (3 Month LIBOR USD + 1.510%), 11/2/2026 (a)(b)	484,921	484,933
Apex Credit CLO Ltd., Series 2016-1A, Class AS1R, 1.513% (3 Month LIBOR USD + 1.300%), 10/27/2028 (a)(b)	1,958,097	1,958,107
Apex Credit CLO Ltd., Series 2017-1A, Class A1, 1.688% (3 Month LIBOR USD + 1.470%), 4/24/2029 (a)(b)	2,448,536	2,450,051
Apres Static CLO Ltd., Series 2019-1A, Class X, 0.991% (3 Month LIBOR USD + 0.750%), 10/16/2028 (a)(b)	1,360,531	1,361,603
Ares XXIX CLO Ltd., Series 2014-1A, Class BR, 2.526% (3 Month LIBOR USD + 2.300%), 4/17/2026 (a)(b)	3,950,000	3,953,468
Barings CLO Ltd., Series 2020-4A, Class X, 0.000% (3 Month LIBOR USD + 0.750%), 1/20/2032 (a)(b)	3,500,000	3,500,000
CIFC Funding Ltd., Series 2015-3A, Class AR, 1.093% (3 Month LIBOR USD + 0.870%), 4/19/2029 (a)(b)	3,000,000	2,999,400
Cutwater Ltd., Series 2014-1A, Class A1AR, 1.491% (3 Month LIBOR USD + 1.250%), 7/15/2026 (a)(b)	1,010,398	1,011,186
Dorchester Park CLO DAC, Series 2015-1A, Class AR, 1.124% (3 Month LIBOR USD + 0.900%), 4/20/2028 (a)(b)	977,897	978,351
Elevation CLO Ltd., Series 2016-5A, Class X, 1.018% (3 Month LIBOR USD + 0.800%), 10/15/2031 (a)(b)	811,000	811,000
Fortress Credit Opportunities CLO Ltd., Series 2020-13A, Class A, 2.491% (3 Month LIBOR USD + 2.250%), 7/17/2028 (a)(b)	4,152,824	4,167,808
Garrison MML CLO LP, Series 2019-1A, Class X, 1.224% (3 Month LIBOR USD + 1.000%), 7/21/2031 (a)(b)	1,125,000	1,125,000
Halcyon Loan Advisors Funding Ltd., Series 2013-2A, Class B1, 1.964% (3 Month LIBOR USD + 1.750%), 8/1/2025 (a)(b)	1,804,125	1,805,491

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value
Collateralized Loan Obligations – (continued)
Halcyon Loan Advisors Funding Ltd., Series 2014-3A, Class AR, 1.322% (3 Month LIBOR USD + 1.100%), 10/22/2025 (a)(b)	$87,473	$87,473
Halcyon Loan Advisors Funding Ltd., Series 2015-2A, Class AR, 1.298% (3 Month LIBOR USD + 1.080%), 7/26/2027 (a)(b)	2,566,886	2,569,084
Hull Street CLO Ltd., Series 2014-1A, Class AR, 1.446% (3 Month LIBOR USD + 1.220%), 10/19/2026 (a)(b)	20,579	20,584
JMP Credit Advisors CLO IIIR Ltd., Series 2014-1RA, Class B, 1.523% (3 Month LIBOR USD + 1.300%), 1/18/2028 (a)(b)	4,141,000	4,129,090
JMP Credit Advisors CLO Ltd., Series 2014-1RA, Class A, 1.073% (3 Month LIBOR USD + 0.850%), 1/18/2028 (a)(b)	889,965	890,997
Marble Point CLO Ltd., Series 2020-3A, Class X, 0.000% (3 Month LIBOR USD + 0.850%), 1/19/2034 (a)(b)(c)	2,000,000	2,000,000
Medalist Partners Corporate Finance CLO VI Ltd., Series 2020-1A, Class X, 1.123% (3 Month LIBOR USD + 0.900%), 4/18/2033 (a)(b)	2,400,000	2,400,000
MidOcean Credit CLO I, Series 2012-1A, Class A1RR, 1.061% (3 Month LIBOR USD + 0.820%), 1/16/2024 (a)(b)	91,184	91,260
Monroe Capital CLO Ltd., Series 2014-1A, Class BR, 1.922% (3 Month LIBOR USD + 1.700%), 10/22/2026 (a)(b)	2,000,000	1,999,996
Mountain View CLO Ltd., Series 2014-1A, Class ARR, 1.041% (3 Month LIBOR USD + 0.800%), 10/15/2026 (a)(b)	924,531	924,275
Mountain View CLO Ltd., Series 2016-1A, Class XR, 1.034% (3 Month LIBOR USD + 0.800%), 4/14/2033 (a)(b)	3,368,421	3,368,421
Northwoods Capital Ltd., Series 2019-20A, Class X, 1.018% (3 Month LIBOR USD + 0.800%), 1/25/2032 (a)(b)	1,500,000	1,503,750
Ocean Trails CLO, Series 2013-4A, Class CR, 2.021% (3 Month LIBOR USD + 1.800%), 8/13/2025 (a)(b)	5,650,000	5,661,645
OCP CLO Ltd., Series 2015-9A, Class A1R, 1.041% (3 Month LIBOR USD + 0.800%), 7/15/2027 (a)(b)	1,145,096	1,146,101
OCP CLO Ltd., Series 2015-10A, Class A1R, 1.035% (3 Month LIBOR USD + 0.820%), 10/26/2027 (a)(b)	1,372,290	1,370,348
OCP CLO Ltd., Series 2020-8RA, Class X, 0.000% (3 Month LIBOR USD + 0.750%), 1/20/2032 (a)(b)	4,500,000	4,500,000
Octagon Investment Partners Ltd., Series 2015-1A, Class A1R, 1.091% (3 Month LIBOR USD + 0.850%), 7/15/2027 (a)(b)	4,218,791	4,212,619
OZLM XV Ltd., Series 2016-15A, Class XR, 0.924% (3 Month LIBOR USD + 0.700%), 4/20/2033 (a)(b)	2,500,000	2,500,000
Palmer Square CLO Ltd., Series 2018-3A, Class A1, 1.130% (3 Month LIBOR USD + 0.850%), 8/17/2026 (a)(b)	158,871	159,028
Saranac CLO Ltd., Series 2014-2A, Class A1AR, 1.454% (3 Month LIBOR USD + 1.230%), 11/20/2029 (a)(b)	3,591,416	3,586,489
Sculptor CLO Ltd., Series 25A, Class X, 0.000% (3 Month LIBOR USD + 0.750%), 1/15/2031 (a)(b)(c)	3,000,000	3,000,000
Silvermore CLO Ltd., Series 2014-1A, Class A1R, 1.391% (3 Month LIBOR USD + 1.170%), 5/15/2026 (a)(b)	1,347,707	1,348,191
Sound Point CLO Ltd., Series 2013-2RA, Class A1, 1.191% (3 Month LIBOR USD + 0.950%), 4/16/2029 (a)(b)	3,800,000	3,807,775
Symphony CLO Ltd., Series 2014-14A, Class AR, 1.184% (3 Month LIBOR USD + 0.950%), 7/14/2026 (a)(b)	2,909,647	2,913,703

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value
Collateralized Loan Obligations – (continued)
TCI-Flatiron CLO Ltd., Series 2016-1A, Class X, 0.986% (3 Month LIBOR USD + 0.750%), 1/17/2032 (a)(b)	$1,000,000	$1,000,000
TCW CLO AMR Ltd., Series 2019-1A, Class X, 1.121% (3 Month LIBOR USD + 0.900%), 2/15/2029 (a)(b)	500,000	500,000
Voya CLO Ltd., Series 2015-2A, Class AR, 1.188% (3 Month LIBOR USD + 0.970%), 7/23/2027 (a)(b)	3,244,380	3,276,022
WhiteHorse VIII Ltd., Series 2014-1A, Class CR, 2.164% (3 Month LIBOR USD + 1.950%), 5/1/2026 (a)(b)	3,950,000	3,950,071
York CLO Ltd., Series 2016-2A, Class XR, 0.974% (3 Month LIBOR USD + 0.750%), 4/20/2032 (a)(b)	1,500,000	1,500,000

TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost – $103,448,796)		$103,925,718

Commercial Mortgage-Backed Securities – 1.11%
BBCMS Trust, Series 2018-RR1, Class D, 2.177% (1 Month LIBOR USD + 2.050%), 2/15/2033 (a)(b)	755,000	766,496
BX Trust, Series 2019-ATL, Class A, 1.213% (1 Month LIBOR USD + 1.087%), 10/15/2036 (a)(b)	1,000,000	998,747
BXP Trust, Series 2017-CQHP, Class C, 1.376% (1 Month LIBOR USD + 1.250%), 11/15/2034 (a)(b)	3,000,000	2,777,715
InTown Hotel Portfolio Trust, Series 2018-STAY, Class A, 0.826% (1 Month LIBOR USD + 0.700%), 1/18/2033 (a)(b)	2,815,000	2,818,519
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-PTC, Class A, 1.326% (1 Month LIBOR USD + 1.200%), 4/15/2031 (a)(b)	1,253,000	1,228,137
Natixis Commercial Mortgage Securities Trust, Series 2019-MILE, Class A, 1.626% (1 Month LIBOR USD + 1.500%), 7/15/2036 (a)(b)	1,000,000	1,001,250

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost – $9,803,234)		$9,590,864

Commercial Mortgage-Backed Securities – U.S. Government Agency – 3.74%
Federal Home Loan Mortgage Corp., Series 2020-KI05, Class B, 2.430% (1 Month LIBOR USD + 2.300%), 7/25/2024 (a)(b)	692,413	682,430
Federal Home Loan Mortgage Corp., Series K-F35, Class A, 0.494% (1 Month LIBOR USD + 0.350%), 8/25/2024 (b)	130,919	131,908
Federal Home Loan Mortgage Corp., Series K-F34, Class A, 0.504% (1 Month LIBOR USD + 0.360%), 8/25/2024 (b)	77,040	77,289
Federal Home Loan Mortgage Corp., Series K-F53, Class A, 0.534% (1 Month LIBOR USD + 0.390%), 10/25/2025 (b)	542,537	533,353
Federal Home Loan Mortgage Corp., Series K-F58, Class A, 0.644% (1 Month LIBOR USD + 0.500%), 1/25/2026 (b)	4,007,266	4,016,675
Federal Home Loan Mortgage Corp., Series K-F86, Class AL, 0.415% (1 Month LIBOR USD + 0.290%), 8/25/2027 (b)	1,696,977	1,702,523
Federal Home Loan Mortgage Corp., Series K-F93, Class AL, 0.405% (1 Month LIBOR USD + 0.280%), 10/25/2027 (b)	3,999,738	3,991,887
Federal Home Loan Mortgage Corp., Series K-F48, Class A, 0.434% (1 Month LIBOR USD + 0.290%), 6/25/2028 (b)	2,973,448	2,995,772
Federal Home Loan Mortgage Corp., Series K-F59, Class A, 0.684% (1 Month LIBOR USD + 0.540%), 2/25/2029 (b)	381,438	381,353

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value
Commercial Mortgage-Backed Securities – U.S. Government Agency – (continued)
Federal Home Loan Mortgage Corp., Series K-F84, Class AL, 0.444% (1 Month LIBOR USD + 0.300%), 7/25/2030 (b)	$5,664,067	$5,703,058
Federal Home Loan Mortgage Corp., Series K-F90, Class AL, 0.455% (1 Month LIBOR USD + 0.330%), 9/25/2030 (b)	2,000,000	2,002,532
Federal Home Loan Mortgage Corp., Series K-F92, Class AS, 0.441% (SOFR30A + 0.360%), 10/25/2030 (b)	1,000,000	1,011,553
Federal Home Loan Mortgage Corp., Series K-F91, Class AL, 0.455% (1 Month LIBOR USD + 0.330%), 10/25/2030 (b)	1,999,876	2,002,408
Federal Home Loan Mortgage Corp., Series K-F92, Class AL, 0.455% (1 Month LIBOR USD + 0.330%), 10/25/2030 (b)	1,000,000	1,008,741
Federal Home Loan Mortgage Corp., Series K-F96, Class AS, 0.383% (SOFR30A + 0.300%), 11/25/2030 (b)	1,000,000	1,001,876
Federal Home Loan Mortgage Corp., Series K-F95, Class AL, 0.385% (1 Month LIBOR USD + 0.260%), 11/25/2030 (b)	1,999,956	2,006,209
Federal Home Loan Mortgage Corp., Series K-F94, Class AL, 0.425% (1 Month LIBOR USD + 0.300%), 11/25/2030 (b)	2,000,000	2,006,880
Federal Home Loan Mortgage Corp., Series K-F96, Class AL, 0.404% (1 Month LIBOR USD + 0.260%), 12/26/2030 (b)	1,000,000	1,003,753

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES – U.S. GOVERNMENT AGENCY (Cost – $32,201,695)		$32,260,200

Corporate Obligations – 0.59%
Basic Materials – 0.06%
FMG Resources Ltd., 4.750%, 5/15/2022 (a)	500,000	515,312

Consumer, Cyclical – 0.15%
Ford Motor Credit Co. LLC, 3.470%, 4/5/2021	1,000,000	1,004,375
Ford Motor Credit Co. LLC, 3.219%, 1/9/2022	300,000	303,188

		1,307,563

Energy – 0.10%
DCP Midstream Operating LP, 4.750%, 9/30/2021 (a)	400,000	405,750
Western Midstream Operating LP, 5.375%, 6/1/2021	400,000	402,500

		808,250

Financial – 0.28%
Cadence BanCorp, 4.884% (3 Month LIBOR USD + 4.663%), 3/11/2025 (a)(b)	1,150,000	1,150,021
Green Bancorp, Inc., 8.500% (3 Month LIBOR USD + 6.685%), 12/15/2026 (b)	1,000,000	1,038,737
Pacific Continental Corp., 5.875% (3 Month LIBOR USD + 4.715%), 6/30/2026 (b)	250,000	251,674

		2,440,432

TOTAL CORPORATE OBLIGATIONS (Cost – $5,043,321)		$5,071,557

Residential Mortgage-Backed Securities – 29.42%
Bellemeade Re Ltd., Series 2018-3A, Class M1B, 1.980% (1 Month LIBOR USD + 1.850%), 10/25/2028 (a)(b)	81,858	82,244
Bellemeade Re Ltd., Series 2019-3A, Class M1A, 1.230% (1 Month LIBOR USD + 1.100%), 7/25/2029 (a)(b)	56,072	56,509
BRAVO Residential Funding Trust, Series 2020-NQM1, Class A2, 1.789%, 5/25/2060 (a)(e)	2,434,211	2,450,192

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
BRAVO Residential Funding Trust, Series 2020-NQM1, Class A3, 2.406%, 5/25/2060 (a)(e)	$1,419,956	$1,429,321
Bunker Hill Loan Depositary Trust, Series 2019-1, Class A3, 3.919%, 10/26/2048 (a)(f)	1,133,875	1,179,721
Bunker Hill Loan Depositary Trust, Series 2019-2, Class A3, 3.185%, 7/25/2049 (a)(f)	6,783,838	6,980,352
Bunker Hill Loan Depositary Trust, Series 2019-3, Class A3, 3.135%, 11/25/2059 (a)(f)	3,854,979	3,982,023
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A11, 1.030% (1 Month LIBOR USD + 0.900%), 8/25/2049 (a)(b)	4,254,204	4,259,552
CIM Trust, Series 2019-INV1, Class A2, 1.130% (1 Month LIBOR USD + 1.000%), 2/25/2049 (a)(b)	330,286	334,483
CIM Trust, Series 2019-INV2, Class A11, 1.098% (1 Month LIBOR USD + 0.950%), 5/25/2049 (a)(b)	832,027	830,311
Citigroup Mortgage Loan Trust, Series 2019-IMCI, Class A3, 3.030%, 7/25/2049 (a)(e)	1,337,498	1,373,211
COLT Mortgage Loan Trust, Series 2019-1, Class A3, 4.012%, 3/25/2049 (a)(e)	2,323,623	2,365,046
COLT Mortgage Loan Trust, Series 2019-1, Class M1, 4.518%, 3/25/2049 (a)(e)	4,000,000	4,097,772
COLT Mortgage Loan Trust, Series 2019-3, Class A1, 2.764%, 8/25/2049 (a)(e)	3,898,715	3,984,955
COLT Mortgage Loan Trust, Series 2019-4, Class A3, 2.988%, 11/25/2049 (a)(e)	4,126,070	4,218,448
COLT Mortgage Loan Trust, Series 2020-2, Class A1, 1.853%, 3/25/2065 (a)(e)	2,253,531	2,286,545
COLT Mortgage Loan Trust, Series 2020-3, Class A3, 2.380%, 4/25/2065 (a)(e)	1,618,992	1,625,970
COLT Mortgage Loan Trust, Series 2020-1R, Class A2, 1.512%, 9/25/2065 (a)(e)	2,838,763	2,861,144
COLT Mortgage Loan Trust, Series 2020-1R, Class A3, 1.769%, 9/25/2065 (a)(e)	3,088,574	3,112,999
COLT Mortgage Pass-Through Certificates, Series 2021-1R, Class A3, 1.420%, 5/25/2065 (a)(e)	3,000,000	3,023,568
Credit Suisse Mortgage Capital Certificates, Series 2019-RPL4, Class A1, 3.830%, 8/26/2058 (a)(e)	1,127,563	1,137,442
Credit Suisse Mortgage Capital Certificates, Series 2020-SPT1, Class A2, 2.229%, 4/25/2065 (a)(f)	5,000,000	5,125,475
Credit Suisse Mortgage Capital Certificates, Series 2020-SPT1, Class A3, 2.734%, 4/25/2065 (a)(f)	5,000,000	5,014,765
CSMC Trust, Series 2019-AFC1, Class A2, 2.776%, 8/25/2049 (a)(f)	1,592,232	1,606,123
CSMC Trust, Series 2019-AFC1, Class A3, 2.877%, 8/25/2049 (a)(f)	3,555,048	3,609,632
CSMC Trust, Series 2020-AFC1, Class A3, 2.514%, 2/25/2050 (a)(e)	1,490,245	1,501,228
CSMC Trust, Series 2019-NQM1, Class A1, 2.656%, 10/25/2059 (a)(f)	937,171	970,403
Deephaven Residential Mortgage Trust, Series 2017-2A, Class A3, 2.708%, 6/25/2047 (a)(e)	410,969	415,057
Deephaven Residential Mortgage Trust, Series 2017-2A, Class B1, 5.269%, 6/25/2047 (a)(e)	1,000,000	1,000,856
Deephaven Residential Mortgage Trust, Series 2017-3A, Class A1, 2.577%, 10/25/2047 (a)(e)	289,073	291,093
Deephaven Residential Mortgage Trust, Series 2017-3A, Class B1, 4.814%, 10/25/2047 (a)(e)	750,000	753,212
Deephaven Residential Mortgage Trust, Series 2018-1A, Class M1, 3.939%, 12/25/2057 (a)(e)	740,000	741,199
Deephaven Residential Mortgage Trust, Series 2019-2A, Class A1, 3.558%, 4/25/2059 (a)(e)	3,095,332	3,180,841
Deephaven Residential Mortgage Trust, Series 2019-4A, Class A3, 3.047%, 10/25/2059 (a)(e)	2,041,951	2,090,799
Deephaven Residential Mortgage Trust, Series 2020-2, Class A1, 1.692%, 5/25/2065 (a)	2,176,445	2,190,605
Ellington Financial Mortgage Trust, Series 2019-1, Class A3, 3.241%, 6/25/2059 (a)(e)	4,612,004	4,762,710
Flagstar Mortgage Trust, Series 2018-6RR, Class 1A2, 0.830% (1 Month LIBOR USD + 0.700%), 10/25/2048 (a)(b)	2,589,801	2,555,765
Flagstar Mortgage Trust, Series 2019-2, Class A3, 3.500%, 12/25/2049 (a)(e)	1,018,829	1,040,403
FWD Securitization Trust, Series 2019-INV1, Class A2, 3.010%, 6/25/2049 (a)(e)	1,711,953	1,837,350
FWD Securitization Trust, Series 2019-INV1, Class A3, 3.110%, 6/25/2049 (a)(e)	1,027,172	1,054,136
FWD Securitization Trust, Series 2020-INV1, Class A2, 2.340%, 1/25/2050 (a)(e)	4,650,218	4,776,550
Galton Funding Mortgage Trust, Series 2017-1, Class A21, 3.500%, 7/25/2056 (a)(e)	219,301	221,667
GCAT Trust, Series 2019-NQM2, Class A2, 3.060%, 9/25/2059 (a)(f)	3,684,193	3,726,683
GCAT Trust, Series 2019-NQM3, Class A3, 3.043%, 11/25/2059 (a)(e)	4,219,601	4,339,125

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
GS Mortgage-Backed Securities Corp. Trust, Series 2014-EB1A, Class B2, 2.928%, 7/25/2044 (a)(e)	$3,390,995	$3,426,038
Home RE Ltd., Series 2021-1, Class M1A, 1.173% (1 Month LIBOR USD + 1.050%), 7/25/2033 (a)(b)(c)	2,000,000	2,000,000
Homeward Opportunities Fund I Trust, Series 2018-1, Class A1, 3.766%, 6/25/2048 (a)(e)	1,862,424	1,916,230
Homeward Opportunities Fund I Trust, Series 2018-1, Class A3, 3.999%, 6/25/2048 (a)(e)	544,602	550,500
Homeward Opportunities Fund I Trust, Series 2019-2, Class A1, 2.702%, 8/25/2059 (a)(e)	1,869,067	1,923,268
Homeward Opportunities Fund I Trust, Series 2019-2, Class A3, 3.007%, 9/25/2059 (a)(e)	2,930,100	3,000,835
JP Morgan Mortgage Trust, Series 2018-6, Class 1A3, 3.500%, 12/25/2048 (a)(e)	34,459	34,544
JP Morgan Mortgage Trust, Series 2019-1, Class A11, 1.080% (1 Month LIBOR USD + 0.950%), 5/25/2049 (a)(b)	575,408	577,748
JP Morgan Mortgage Trust, Series 2019-INV1, Class A11, 1.080% (1 Month LIBOR USD + 0.950%), 9/25/2049 (a)(b)	2,450,912	2,443,020
JP Morgan Mortgage Trust, Series 2019-3, Class A11, 1.080% (1 Month LIBOR USD + 0.950%), 9/25/2049 (a)(b)	2,767,553	2,779,622
JP Morgan Mortgage Trust, Series 2019-5, Class A11, 1.030% (1 Month LIBOR USD + 0.900%), 11/25/2049 (a)(b)	2,240,260	2,284,172
JP Morgan Mortgage Trust, Series 2019-7, Class A11, 1.030% (1 Month LIBOR USD + 0.900%), 2/25/2050 (a)(b)	5,013,519	5,046,457
JP Morgan Mortgage Trust, Series 2019-LTV3, Class A3, 3.500%, 3/25/2050 (a)(e)	4,838,897	4,993,214
JP Morgan Mortgage Trust, Series 2019-INV3, Class A11, 1.148% (1 Month LIBOR USD + 1.000%), 5/25/2050 (a)(b)	1,941,021	1,930,600
JP Morgan Mortgage Trust, Series 2021-1, Class A11, 0.734% (SOFR30A + 0.650%), 6/25/2051 (a)(b)	1,700,000	1,699,988
Legacy Mortgage Asset Trust, Series 2019-SL1, Class A, 4.000%, 12/25/2054 (a)(e)	427,403	432,173
LSTAR Securities Investment Ltd., Series 2019-4, Class A1, 1.644% (1 Month LIBOR USD + 1.500%), 5/1/2024 (a)(b)	2,917,397	2,898,930
MFA Trust, Series 2020-NQM1, Class A3, 2.300%, 3/25/2065 (a)(e)	3,035,031	3,059,271
Mill City Mortgage Loan Trust, Series 2021-NMR1, Class A1, 1.125%, 11/25/2060 (a)(e)	2,000,000	2,015,009
Mortgage Insurance-Linked Notes, Series 2020-1, Class M1A, 1.080% (1 Month LIBOR USD + 0.950%), 1/25/2030 (a)(b)	150,000	144,131
New Residential Mortgage Loan Trust, Series 2019-NQM5, Class A1, 2.710%, 11/25/2059 (a)(e)	1,478,840	1,534,467
New Residential Mortgage Loan Trust, Series 2019-NQM5, Class A3, 3.065%, 11/25/2059 (a)(e)	1,111,686	1,149,699
New Residential Mortgage Loan Trust, Series 2020-NQM2, Class A1, 1.650%, 5/25/2060 (a)(e)	1,663,643	1,670,368
NRPL Trust, Series 2018-2A, Class A1, 4.250%, 7/25/2067 (a)(f)	751,020	757,794
OBX Trust, Series 2018-EXP1, Class 2A2, 1.130% (1 Month LIBOR USD + 1.000%), 4/27/2048 (a)(b)	1,178,006	1,177,132
OBX Trust, Series 2019-EXP1, Class 2A1A, 1.080% (1 Month LIBOR USD + 0.950%), 1/27/2059 (a)(b)	1,615,849	1,608,183
OBX Trust, Series 2019-EXP2, Class 2A1A, 1.030% (1 Month LIBOR USD + 0.900%), 6/25/2059 (a)(b)	162,978	162,479
OBX Trust, Series 2020-EXP1, Class 2A1, 0.880% (1 Month LIBOR USD + 0.750%), 1/26/2060 (a)(b)	2,053,610	2,033,193
Pepper Residential Securities Trust, Series 21A, Class A1U, 1.009% (1 Month LIBOR USD + 0.880%), 1/16/2060 (a)(b)	108,951	107,953
Pepper Residential Securities Trust, Series 23A, Class A1U, 1.079% (1 Month LIBOR USD + 0.950%), 8/18/2060 (a)(b)	132,713	131,266

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Pretium Mortgage Credit Partners I LLC, Series 2019-CFL1, Class A2, 4.949%, 1/29/2059 (a)(f)	$1,734,055	$1,719,303
Pretium Mortgage Credit Partners I LLC, Series 2020-NPL1, Class A1, 2.858%, 5/29/2059 (a)(f)	1,247,320	1,255,358
Pretium Mortgage Credit Partners I LLC, Series 2020-NPL2, Class A1, 3.721%, 2/27/2060 (a)(f)	908,091	914,177
PRPM LLC, Series 2019-3A, Class A1, 3.351%, 7/25/2024 (a)(f)	3,849,963	3,871,750
PRPM LLC, Series 2019-4A, Class A1, 3.351%, 11/25/2024 (a)(f)	3,850,694	3,866,724
PRPM LLC, Series 2020-1A, Class A1, 2.981%, 2/25/2025 (a)(f)	3,290,415	3,304,860
PRPM LLC, Series 2020-5, Class A1, 3.104%, 10/25/2025 (a)(f)	1,926,360	1,939,123
Residential Mortgage Loan Trust, Series 2019-2, Class A3, 3.220%, 5/25/2059 (a)(e)	2,540,842	2,598,641
Residential Mortgage Loan Trust, Series 2020-1, Class A1, 2.376%, 1/25/2060 (a)(e)	3,345,767	3,428,682
Residential Mortgage Loan Trust, Series 2020-1, Class A3, 2.684%, 1/25/2060 (a)(e)	1,769,089	1,806,811
RESIMAC Bastille Trust, Series 2018-1NCA, Class A1, 0.994% (1 Month LIBOR USD + 0.850%), 12/5/2059 (a)(b)	196,473	197,232
Sequoia Mortgage Trust, Series 2019-CH3, Class A10, 4.000%, 10/25/2049 (a)(e)	1,307,504	1,323,353
SG Residential Mortgage Trust, Series 2019-3, Class A1, 2.703%, 9/25/2059 (a)(e)	74,873	77,051
SG Residential Mortgage Trust, Series 2019-3, Class A2, 2.877%, 9/25/2059 (a)(e)	502,789	515,013
Spruce Hill Mortgage Loan Trust, Series 2020-SH1, Class A1, 2.521%, 1/25/2050 (a)(e)	2,077,806	2,123,781
Spruce Hill Mortgage Loan Trust, Series 2020-SH1, Class A2, 2.624%, 1/25/2050 (a)(e)	424,853	431,871
Starwood Mortgage Residential Trust, Series 2019-1, Class A1, 2.941%, 6/25/2049 (a)(e)	521,448	531,987
Starwood Mortgage Residential Trust, Series 2019-1, Class A2, 3.146%, 6/25/2049 (a)(e)	919,774	942,198
Starwood Mortgage Residential Trust, Series 2019-INV1, Class A3, 2.916%, 9/25/2049 (a)(e)	8,364,129	8,528,719
Starwood Mortgage Residential Trust, Series 2020-2, Class A1, 2.718%, 4/25/2060 (a)(e)	2,911,230	3,014,506
Towd Point HE Trust, Series 2019-HE1, Class A1, 1.030% (1 Month LIBOR USD + 0.900%), 4/27/2048 (a)(b)	2,304,027	2,309,003
Towd Point HE Trust, Series 2019-HE1, Class A2, 1.130% (1 Month LIBOR USD + 1.000%), 4/27/2048 (a)(b)	4,373,655	4,375,405
Towd Point HE Trust, Series 2019-HE1, Class M1, 1.230% (1 Month LIBOR USD + 1.100%), 4/27/2048 (a)(b)	5,304,150	5,288,736
Verus Securitization Trust, Series 2019-INV1, Class A2, 3.504%, 12/25/2058 (a)(e)	11,923,078	12,154,076
Verus Securitization Trust, Series 2019-1, Class A2, 3.938%, 2/25/2059 (a)(e)	3,920,261	4,053,902
Verus Securitization Trust, Series 2019-1, Class M1, 4.461%, 2/25/2059 (a)(e)	500,000	519,281
Verus Securitization Trust, Series 2019-2, Class A3, 3.448%, 5/25/2059 (a)(e)	4,745,106	4,889,756
Verus Securitization Trust, Series 2019-3, Class A3, 3.040%, 7/25/2059 (a)(f)	516,557	529,004
Verus Securitization Trust, Series 2019-4, Class A1, 2.642%, 10/25/2059 (a)(f)	3,469,054	3,548,041
Verus Securitization Trust, Series 2019-INV3, Class A2, 2.947%, 11/25/2059 (a)(e)	2,844,167	2,952,973
Verus Securitization Trust, Series 2020-INV1, Class A1, 1.977%, 3/25/2060 (a)(e)	1,740,586	1,764,204
Verus Securitization Trust, Series 2020-2, Class A1, 2.226%, 4/25/2060 (a)(e)	738,963	753,011
Verus Securitization Trust, Series 2020-5, Class A2, 1.578%, 5/25/2065 (a)(f)	2,736,522	2,757,561
Visio Trust, Series 2019-1, Class A3, 3.825%, 6/25/2054 (a)(e)	3,658,154	3,735,469
Wells Fargo Mortgage Backed Securities Trust, Series 2019-3, Class A4, 3.000%, 7/25/2049 (a)(e)	245,798	247,925
Wells Fargo Mortgage Backed Securities Trust, Series 2020-2, Class A3, 3.000%, 2/25/2050 (a)(e)	3,517,048	3,625,954

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost – $250,907,475)		$253,861,210

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value
Residential Mortgage-Backed Securities – U.S. Government Agency – 5.88%
Connecticut Avenue Securities Trust, Series 2020-R02, Class 2M2, 2.130% (1 Month LIBOR USD + 2.000%), 1/25/2040 (a)(b)	$2,000,000	$2,001,876
Federal Home Loan Mortgage Corp., Series 2015-DN1, Class M3, 4.280% (1 Month LIBOR USD + 4.150%), 1/27/2025 (b)	132,688	133,518
Federal Home Loan Mortgage Corp., Series 4642, Class BA, 3.000%, 2/15/2041	61,794	61,533
Federal Home Loan Mortgage Corp., Series 4773, Class EA, 4.000%, 10/15/2042	540,218	546,169
Federal Home Loan Mortgage Corp., Series 4870, Class LA, 4.000%, 4/15/2043	19,522	19,567
Federal Home Loan Mortgage Corp., Series 4726, Class CP, 3.500%, 6/15/2044	4,361,636	4,419,907
Federal Home Loan Mortgage Corp., Series 4741, Class JW, 3.500%, 9/15/2044	1,036,372	1,058,246
Federal Home Loan Mortgage Corp., Series 2019-HQA2, Class M2, 2.180% (1 Month LIBOR USD + 2.050%), 4/26/2049 (a)(b)	190,439	190,677
Federal Home Loan Mortgage Corp., Series 2019-DNA3, Class M2, 2.198% (1 Month LIBOR USD + 2.050%), 7/26/2049 (a)(b)	3,300,065	3,300,059
Federal Home Loan Mortgage Corp., Series 2019-HQA3, Class M2, 1.980% (1 Month LIBOR USD + 1.850%), 9/27/2049 (a)(b)	709,226	709,004
Federal Home Loan Mortgage Corp., Series 2019-HQA4, Class M2, 2.180% (1 Month LIBOR USD + 2.050%), 11/26/2049 (a)(b)	3,177,124	3,184,078
Federal Home Loan Mortgage Corp., Series 2020-DNA1, Class M2, 1.830% (1 Month LIBOR USD + 1.700%), 1/25/2050 (a)(b)	2,000,000	1,999,996
Federal Home Loan Mortgage Corp., Series 2020-HQA2, Class M1, 1.230% (1 Month LIBOR USD + 1.100%), 3/25/2050 (a)(b)	1,067,911	1,070,917
Federal Home Loan Mortgage Corp., Series 2020-DNA5, Class M1, 1.382% (SOFR30A + 1.300%), 10/25/2050 (a)(b)	833,801	836,670
Federal National Mortgage Association, Series 2017-9, Class EA, 3.000%, 10/25/2042	1,198,031	1,215,208
Federal National Mortgage Association, Series AM2576, 2.460%, 2/1/2023	1,220,385	1,266,505
Federal National Mortgage Association, Series 2014-C03, Class 1M2, 3.130% (1 Month LIBOR USD + 3.000%), 7/25/2024 (b)	2,911,621	2,869,708
Federal National Mortgage Association, Series AN6538, 2.500%, 9/1/2024	2,000,000	2,075,222
Federal National Mortgage Association, Series 2015-C02, Class 2M2, 4.130% (1 Month LIBOR USD + 4.000%), 5/27/2025 (b)	457,907	464,784
Federal National Mortgage Association, Series 2019-R01, Class 2M2, 2.580% (1 Month LIBOR USD + 2.450%), 7/25/2031 (a)(b)	2,482,307	2,493,274
Federal National Mortgage Association, Series 2019-R03, Class 1M2, 2.280% (1 Month LIBOR USD + 2.150%), 9/25/2031 (a)(b)	668,914	671,320
Federal National Mortgage Association, Series 2019-R04, Class 2M2, 2.230% (1 Month LIBOR USD + 2.100%), 6/27/2039 (a)(b)	1,124,053	1,127,392
Federal National Mortgage Association, Series 2019-R05, Class 1M2, 2.130% (1 Month LIBOR USD + 2.000%), 7/25/2039 (a)(b)	731,056	732,999
Federal National Mortgage Association, Series 2019-R06, Class 2ED2, 1.130% (1 Month LIBOR USD + 1.000%), 9/25/2039 (a)(b)	564,482	564,782
Federal National Mortgage Association, Series 2020-7, Class MP, 3.000%, 3/25/2042	7,845,122	7,899,645
Federal National Mortgage Association, Series 2019-79, Class DP, 3.000%, 4/25/2042	7,813,949	7,872,085
Federal National Mortgage Association, Series 2019-54, Class A, 3.000%, 7/25/2042	186,015	188,080
Federal National Mortgage Association, Series 2017-8, Class BA, 3.000%, 11/25/2042	1,025,286	1,030,793
Government National Mortgage Association, Series 2010-112, Class QM, 2.500%, 9/20/2039	717,659	725,319

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES – U.S. GOVERNMENT AGENCY (Cost – $50,624,554)		$50,729,333

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2021

	Principal Amount	Value
Short-Term Investments – 13.18%
U.S. Treasury Bills – 8.11%
0.070%, 2/4/2021 (g)	$10,000,000	$9,999,933
0.060%, 2/11/2021 (g)	10,000,000	9,999,806
0.080%, 2/16/2021 (g)	20,000,000	19,999,333
0.070%, 4/15/2021 (g)	15,000,000	14,998,327
0.070%, 4/29/2021 (g)	15,000,000	14,998,097

		$69,995,496

Money Market Funds – 5.07%	Shares	Value
First American Government Obligations Fund, Class U 0.036% (h)(i)	43,704,405	$43,704,405

TOTAL SHORT-TERM INVESTMENTS (Cost – $113,698,869)		$113,699,901

TOTAL INVESTMENTS – 102.42% (Cost – $876,605,899)		$883,590,753

Liabilities in Excess of Other Assets – (2.42%)		(20,817,782)

NET ASSETS – 100.00%		$862,772,971

LIBOR: London Inter-Bank Offered Rate

SOFR: Secured Overnight Financing Rate

(a)

Security exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Adviser, under the procedures established by the Fund’s Board of Trustees, unless otherwise denoted. At January 31, 2021, the value of these securities amounted to $660,115,712 or 76.51% of net assets.

(b)

Variable or floating rate security based on a reference index and spread. Certain securities are fixed to variable and currently in the fixed phase. Rate disclosed is the rate in effect as of January 31, 2021.

(c)	Security issued on a when-issued basis. On January 31, 2021, the total value of investments purchased on a when-issued basis was $14,799,210 or 1.72% of net assets.
(d)	Principal only security.
(e)	Variable rate security. The coupon is based on an underlying pool of assets. Rate disclosed is the rate in effect as of January 31, 2021.
(f)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate disclosed is the rate in effect as of January 31, 2021.
(g)	Rate disclosed is the effective yield as of January 31, 2021.
(h)	Rate disclosed is the seven-day yield as of January 31, 2021.
(i)	$812,145 of this security has been pledged as collateral in connection with open futures contracts.

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2021

Schedule of Open Futures Contracts

Short Futures Contracts	Expiration Month	Number of Contracts	Notional Value	Value & Unrealized Appreciation (Depreciation)
3 Year ERIS Aged Standard Swap Future	September 2021	(96)	$(9,850,454)	$(297,486)
3 Year ERIS Aged Standard Swap Future	December 2021	(58)	(6,067,009)	(239,594)
2 Year ERIS Aged Standard Swap Future	March 2022	(45)	(4,630,208)	(44,165)
3 Year ERIS Aged Standard Swap Future	June 2022	(42)	(4,477,036)	(211,387)
3 Year ERIS Aged Standard Swap Future	September 2022	(40)	(4,288,384)	(81,244)
2 Year ERIS Aged Standard Swap Future	September 2022	(100)	(10,062,100)	(4,626)
3 Year ERIS Aged Standard Swap Future	March 2023	(50)	(5,221,640)	(131,715)
4 Year ERIS Aged Standard Swap Future	September 2023	(7)	(768,990)	(21,765)
4 Year ERIS Aged Standard Swap Future	September 2024	(50)	(5,033,725)	12,100

Total				$(1,019,882)

See accompanying notes which are an integral part of these financial statements.

Angel Oak Funds Trust

Notes to the Financial Statements

January 31, 2021

NOTE 1. ORGANIZATION

Angel Oak Funds Trust (the “Trust”) is a Delaware statutory trust organized on June 20, 2014 and registered with the U.S. Securities and Exchange Commission as an open-end management investment company, as defined in the Investment Company Act of 1940 as amended (the “1940 Act”). The Trust consists of four series, Angel Oak Multi-Strategy Income Fund (the “Multi-Strategy Income Fund”), Angel Oak Financials Income Fund (the “Financials Income Fund”), Angel Oak High Yield Opportunities Fund (the “High Yield Opportunities Fund”), and Angel Oak UltraShort Income Fund (the “UltraShort Income Fund”) (the “Funds”). Please see the table below for a summary of class specific information:

	Ticker	Investment Objective	Commencement of Operations	Front-End Sales Charge	Back-End Sales Charge	12b-1 Fees
Multi-Strategy Income Fund
Class A	ANGIX	Current Income	6/28/2011	2.25%	N/A	0.25%
Class C	ANGCX		8/4/2015	N/A	1.00%	1.00%
Institutional Class	ANGIX		8/16/2012	N/A	N/A	N/A
Financials Income Fund
Class A	ANFLX	Current Income & Capital Appreciation	11/3/2014	2.25%	N/A	0.25%
Class C	AFLCX		8/4/2015	N/A	1.00%	1.00%
Institutional Class	ANFIX		11/3/2014	N/A	N/A	N/A
High Yield Opportunities Fund
Class A	ANHAX	Current Income & Capital Appreciation	7/31/2012	2.25%	N/A	0.25%
Class C	ANHCX		N/A	N/A	1.00%	1.00%
Institutional Class	ANHIX		3/31/2009	N/A	N/A	N/A
UltraShort Income Fund
Class A	AOUAX	Current Income, Minimize Price Volatility, and Maintain Liquidity	4/30/2018	N/A	N/A	0.25%
Class C	AOUCX		N/A	N/A	1.00%	1.00%
Institutional Class	AOUIX		4/2/2018	N/A	N/A	N/A

The Multi-Strategy Income Fund, Financials Income Fund, and High Yield Opportunities Fund are diversified series of the Trust. The UltraShort Income Fund is a non-diversified series of the Trust, which means that it can invest a higher percentage of assets in any one issuer. Investing in a non-diversified fund may entail greater risks than is normally associated with more widely diversified funds.

The Multi-Strategy Income Fund is the successor in interest to a fund (the “Predecessor Multi-Strategy Income Fund”) having the same name and investment objective that was included as a series of another investment company, Valued Advisers Trust, and that was also advised by the Multi-Strategy Income Fund’s investment adviser, Angel Oak Capital Advisors, LLC (the “Adviser”). On March 26, 2015, the shareholders of the Predecessor Multi-Strategy Income Fund approved the reorganization of the Predecessor Multi-Strategy Income Fund with and into the Multi-Strategy Income Fund, and effective as of the close of business on April 10, 2015, the assets and liabilities of the Predecessor Multi-Strategy Income Fund were transferred to the Trust in exchange for shares of the Multi-Strategy Income Fund. Costs incurred by the Multi-Strategy Income Fund in connection with the reorganization were paid by the Adviser. The Predecessor Multi-Strategy Income Fund ceased offering its Class C shares and converted them into Class A shares effective as of the close of business April 2, 2015.

The High Yield Opportunities Fund is the successor in interest to the Rainier High Yield Fund (the “Predecessor High Yield Fund”), which had the same investment objective and was included as a series of another investment company, Rainier Investment Management Mutual Funds, and that was advised by Rainier Investment Management, LLC. On April 15, 2016, the shareholders of the Predecessor High Yield Fund approved the reorganization of the Original Shares and Institutional Shares of the Predecessor High Yield Fund with and into the Class A shares and Institutional Class shares of the Angel Oak High Yield Opportunities Fund, and effective as of the close of business on April 15, 2016, the assets and liabilities of the Predecessor High Yield Fund were transferred to the Trust in exchange for shares in the Angel Oak High Yield Opportunities Fund. Costs incurred by the Angel Oak High Yield Opportunities Fund in connection with the reorganization were paid by the Adviser. The fiscal year end of the Predecessor High Yield Fund was March 31, 2016. The reporting period ended January 31, 2017 for the High Yield

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2021

NOTE 1. ORGANIZATION – (continued)

Opportunities Fund was April 1, 2016 through January 31, 2017. Operations prior to April 15, 2016 were for the Predecessor High Yield Fund. Net assets and shares outstanding on April 15, 2016 were $705,808 and 64,250 for Original Shares and $37,954,151 and 3,463,606 for Institutional Shares, respectively, all of which were transferred into the Trust at NAV at the close of business on April 15, 2016.

The Financials Income Fund commenced operations on November 3, 2014, under the name “Angel Oak Flexible Income Fund.” On March 16, 2016, shareholders approved a change to the Fund’s fundamental investment policy on the concentration of investments. On December 16, 2018, the Fund’s name was changed to “Angel Oak Financials Income Fund,” and the Fund adopted a new investment policy pursuant to Rule 35d-1 under the 1940 Act, and made certain other changes to the Fund’s investment strategies. As a result, the Fund’s performance during periods prior to these dates may have differed had the Fund’s current investment policies and strategies been in place at those times.

Wholly-Owned Subsidiaries – As part of its investment strategy, the Multi-Strategy Income Fund invests directly or, to comply with certain regulations, through its wholly owned and controlled subsidiaries, Hyperion Loan Funding Trust (“Hyperion”) and Titan Loan Funding Trust (“Titan”), each a statutory trust organized under the laws of the state of Delaware and incorporated on August 2, 2018. Hyperion and Titan act as investment vehicles in order to purchase residential and commercial real estate whole loans, participations in such loans, or instruments representing the right to receive interest payments and principal due on such loans. The allocation of the Multi-Strategy Income Fund’s investments, if any, in Hyperion or Titan will vary over time and might not include all of the types of investments described above.

On January 31, 2021, investments in Hyperion and Titan represented 0.56% and 0.00% of the total net assets of the Multi-Strategy Income Fund, respectively.

The consolidated financial statements of the Multi-Strategy Income Fund includes the investment activity and financial statements of Hyperion and Titan. All intercompany accounts and transactions have been eliminated in consolidation. Because the Multi-Strategy Income Fund may invest a substantial portion of its assets in its respective subsidiaries, the Multi-Strategy Income Fund may be considered to be investing indirectly in some of those investments through its subsidiary. For that reason, references to the Multi-Strategy Income Fund may also encompass its subsidiaries.

At January 31, 2021, investments held by Hyperion and Titan included whole loans, valued at $35,593,337 and $–, respectively. In addition, Hyperion and Titan held $567,913 and $1,000 in cash, respectively.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in accordance with the accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Codification Topic 946 “Financial Services-Investment Companies”.

Securities Valuation and Fair Value Measurements: The Funds record their investments at fair value and are in accordance with fair valuation accounting standards. The Funds have adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs, if any, during the period. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

•	Level 1: quoted prices in active markets for identical securities
•	Level 2: other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3: significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2021

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

The inputs or methodology used for valuing securities are not an indication of the risks associated with investing in those securities.

Investments in registered open-end management investment companies, including money market funds, will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Fair values for long-term debt securities, including asset-backed securities, collateralized loan obligations, collateralized mortgage obligations, corporate obligations, whole loans, and mortgage-backed securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs, including but not limited to, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and pricing models such as yield measurers calculated using factors such as cash flows, financial or collateral performance and other reference data. In addition to these inputs, mortgage-backed and asset-backed obligations may utilize cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information. Securities that use similar valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable; the values generally would be categorized as Level 3.

Equity securities, including preferred stocks, that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”), are valued at the last sale price at the close of that exchange. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-listed or Nasdaq security does not trade, then: (i) the security shall be valued at the mean between the most recent quoted bid and asked prices at the close of the exchange; or (ii) the security shall be valued at the latest sales price on the Composite Market (defined below) for the day such security is being valued. “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets (“OTC”) as published by a pricing service. In the event market quotations or Composite Market pricing are not readily available, Fair Value will be determined in accordance with the procedures adopted by the Board of Trustees (“Board”). All equity securities that are not traded on a listed exchange are valued at the last sale price at the close of the over-the counter market. If a non-exchange listed security does not trade on a particular day, then the mean between the last quoted bid and asked price will be used as long as it continues to reflect the value of the security. If the mean is not available, then bid price can be used as long as the bid price continues to reflect the value of the security. Otherwise Fair Value will be determined in accordance with the procedures adopted by the Board. These securities will generally be categorized as Level 3 securities. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Funds will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security.

Short term debt securities having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy. Reverse repurchase agreements and repurchase agreements are priced at their acquisition cost, and assessed for credit adjustments, which represents fair value. These securities will generally be categorized as Level 2 securities.

Financial derivative instruments, such as futures contracts, that are traded on a national securities or commodities exchange are typically valued at the settlement price determined by the relevant exchange. Swaps, such as credit default swaps, interest-rate swaps and currency swaps, are valued by a pricing service. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Over-the-counter financial derivative instruments, such as certain futures contracts or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Derivatives that use similar valuation techniques as described above are typically categorized as Level 2 of the fair value hierarchy.

Securities may be fair valued in accordance with the fair valuation procedures approved by the Board. The Valuation and Risk Management Oversight Committee is generally responsible for overseeing the Funds’ valuation processes and reports quarterly

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2021

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

to the Board. The Valuation and Risk Management Oversight Committee has delegated to the Valuation Committee of the Adviser the day to day responsibilities for making all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value. Representatives of the Adviser’s Valuation Committee report quarterly to the Valuation and Risk Management Oversight Committee.

The following is a summary of the inputs used to value each Fund’s net assets as of January 31, 2021:

Multi-Strategy Income Fund
Assets	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$–	$606,643,111	$–	$606,643,111
Collateralized Debt Obligations	–	65,182,558	–	65,182,558
Collateralized Loan Obligations	–	486,255,904	–	486,255,904
Commercial Mortgage-Backed Securities	–	143,725,739	–	143,725,739
Commercial Mortgage-Backed Securities – U.S. Government Agency	–	515,194,935	–	515,194,935
Corporate Obligations	–	398,849,128	3,710,523	402,559,651
Investment Companies	162,542,053	–	–	162,542,053
Preferred Stocks	19,677,760	–	–	19,677,760
Residential Mortgage-Backed Securities	–	3,985,863,778	9,518	3,985,873,296
Residential Mortgage-Backed Securities – U.S. Government Agency	–	261,631,102	–	261,631,102
Whole Loans	–	35,593,337	–	35,593,337
Short-Term Investments	54,600,222	–	–	54,600,222
Total	$236,820,035	$6,498,939,592	$3,720,041	$6,739,479,668
Other Financial Instruments
Liabilities
Reverse Repurchase Agreements	$–	$156,100,000	$–	$156,100,000

See the Consolidated Schedule of Investments for further dissaggregation of investment categories. During the year ended January 31, 2021, the Fund recognized $1,695,040 of transfers from Level 2 to Level 3 for securities lacking observable market data due to a decrease in market activity. See the summary of quantitative information about Level 3 Fair Value Measurements for more information.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Multi-Strategy Income Fund	Balance as of 1/31/20	Discounts/ Premiums	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of 1/31/21
Corporate Obligations	$2,025,000	$–	$–	$–	$–	$–	$1,685,523	$–	$3,710,523
Residential Mortgage-Backed Securities	$–	$–	$–	$(119)	$120	$–	$9,517	$–	$9,518

The total change in unrealized appreciation (depreciation) included in the Consolidated Statements of Operations attributable to Level 3 investments still held at January 31, 2021 is $(119).

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2021

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

Multi-Strategy Income Fund	Fair Value as of 1/31/21	Valuation Techniques	Unobservable Input	Range		Weighted Average Unobservable Input
Corporate Obligations	$2,025,000	Consensus Pricing	Third party	$15.00	*	N/A
Corporate Obligations	$1,685,523	Model Valuation	Fundamentals, external credit rating, and internal BankSURF ratings	$842.76	*	N/A
Residential Mortgage-Backed Securities	$–	Model Valuation	Fundamentals, remittance history	$0.00	*	N/A
Residential Mortgage-Backed Securities	$9,518	Model Valuation	Value of the call rights and value of the collateral of the deal	$0.10-$0.95		$0.95

*	Each input presents information for one security and reflects the value as of January 31, 2021.

Financials Income Fund
Assets	Level 1	Level 2	Level 3	Total
Collateralized Debt Obligations	$–	$18,393,380	$–	$18,393,380
Common Stocks	3,782,064	–	–	3,782,064
Corporate Obligations	–	109,472,829	1,685,523	111,158,352
Preferred Stocks	1,120,281	–	–	1,120,281
Short-Term Investments	7,498,385	–	–	7,498,385
Total	$12,400,730	$127,866,209	$1,685,523	$141,952,462

See the Schedule of Investments for further disaggregation of investment categories. During the year ended January 31, 2021, the Fund recognized $1,685,523 of transfers from Level 2 to Level 3 for a security lacking observable market data due to a decrease in market activity. See the summary of quantitative information about Level 3 Fair Value Measurements for more information.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Financials Income Fund	Balance as of 1/31/20	Discounts/ Premiums	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of 1/31/21
Corporate Obligations	$–	$–	$–	$–	$–	$–	$1,685,523	$–	$1,685,523

The total change in unrealized appreciation (depreciation) included in the Statements of Operations attributable to Level 3 investments still held at January 31, 2021 is $–.

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2021

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

Financials Income Fund	Fair Value as of 1/31/21	Valuation Techniques	Unobservable Input	Range/Weighted Average Unobservable Input*
Corporate Obligations	$1,685,523	Model Valuation	Fundamentals, external credit rating, and internal BankSURF ratings	$842.76

*	Table presents information for one security, which is valued at $842.76 as of January 31, 2021.

High Yield Opportunities Fund
Assets	Level 1	Level 2	Level 3	Total
Collateralized Loan Obligations	$–	$501,666	$–	$501,666
Common Stocks	–	–	53,245	53,245
Corporate Obligations	–	70,518,492	–	70,518,492
Short-Term Investments	1,537,209	–	–	1,537,209
Total	$1,537,209	$71,020,158	$53,245	$72,610,612

See the Schedule of Investments for further dissaggregation of investment categories. For the year ended January 31, 2021, the High Yield Opportunities Fund did not recognize any transfers to or from Level 3. See the summary of quatitative information about Level 3 Fair Value Measurements for more information.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

High Yield Opportunities Fund	Balance as of 1/31/20	Discounts/ Premiums	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of 1/31/21
Common Stocks	$67,135	$ –	$ –	$(13,890)	$ –	$ –	$ –	$ –	$53,245

The total change in unrealized appreciation (depreciation) included in the Statements of Operations attributed to Level 3 investments still held at January 31, 2021 is ($13,890).

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

High Yield Opportunities Fund	Fair Value as of 1/31/21	Valuation Techniques	Unobservable Input	Range/ Weighted Average Unobservable Input*
Common Stocks	$53,245	Broker Quote	Third party	$11.50

*	Table presents information for one security, which is valued at $11.50 as of January 31, 2021.

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2021

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

UltraShort Income Fund
Assets	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$–	$314,451,970	$–	$314,451,970
Collateralized Loan Obligations	–	103,925,718	–	103,925,718
Commercial Mortgage-Backed Securities	–	9,590,864	–	9,590,864
Commercial Mortgage-Backed Securities – U.S. Government Agency	–	32,260,200	–	32,260,200
Corporate Obligations	–	5,071,557	–	5,071,557
Residential Mortgage-Backed Securities	–	253,861,210	–	253,861,210
Residential Mortgage-Backed Securities – U.S. Government Agency	–	50,729,333	–	50,729,333
Short-Term Investments	43,704,405	69,995,496	–	113,699,901
Total	$43,704,405	$839,886,348	$–	$883,590,753
Other Financial Instruments
Assets
Futures Contracts*	$12,100	$–	$–	$12,100
Liabilities
Futures Contracts*	1,031,982	–	–	1,031,982
Total	$1,019,882	$–	$–	$1,019,882

*	Futures are reflected at the unrealized appreciation (depreciation) on the instrument as presented in the Schedule of Investments.

See the Schedule of Investments for further disaggregation of investment categories. During the year ended January 31, 2021, the UltraShort Income Fund did not recognize any transfers to or from Level 3.

Federal Income Taxes: The Funds intend to elect and continue to qualify to be taxed as “regulated investment companies” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds generally will not be subject to federal income tax to the extent they distribute substantially all of their net investment income and capital gains to shareholders. The Funds generally intend to operate in a manner such that they will not be liable for federal income or excise taxes.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended January 31, 2021, the Funds did not incur any interest or penalties. The Funds have reviewed all open tax years and major jurisdictions and concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Services and state departments of revenue.

Security Transactions and Income Recognition: Investment security transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income and expense is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective yield method, based on each security’s estimated life and recoverable principal and recorded in interest income on the Statements of Operations. Dividend income and corporate transactions, if any, are recorded on the ex-date. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Payments received from certain investments held by the Funds may be comprised of dividends, capital gains and return of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of the information from the issuer. The actual character of distributions to the Funds’ shareholders will be reflected in the Form 1099 received by shareholders after the end of the calendar year.

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2021

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

Expenses: Expenses incurred by the Trust that do not relate to a specific Fund are allocated to the individual Funds based on each Fund’s relative net assets or another appropriate basis. Expenses attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation and expenses are allocated to each class based on the net assets in relation to the relative net assets of each Fund.

Dividends and Distributions: Distributions from each Fund’s net investment income are accrued daily and typically paid monthly. The Funds intend to distribute their net realized long term capital gains and their net realized short term capital gains, if any, at least annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds. For the year ended January 31, 2021, there were no reclassifications.

Share Valuation: The NAV per share of a class of shares of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, attributable to that class, minus all liabilities (including estimated accrued expenses) attributable to that class by the total number of shares of that class outstanding, rounded to the nearest cent. The Funds’ NAV will not be calculated on the days on which the New York Stock Exchange is closed for trading.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Indemnifications: Under the Trust’s organizational documents, the Trust will indemnify its officers and trustees for certain liabilities that may arise from performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representatives and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.

Cash and Cash Equivalents: Cash and cash equivalents are highly liquid assets including coin, currency and short-term investments that typically mature in 30-90 days. Short-term investments can include U.S. government and government agency securities, investment grade money market instruments, investment grade fixed-income securities, repurchase agreements, commercial paper and cash equivalents. Cash equivalents are extremely low risk assets that are liquid and easily converted into cash. These investments are only considered equivalents if they are readily available and are not restricted by some agreement. When the Adviser believes market, economic or political conditions are unfavorable for investors, the Adviser may invest up to 100% of a Fund’s net assets in cash, cash equivalents or other short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets or the U.S. economy. The Adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

Asset-Backed and Mortgage-Backed Securities and Whole Loan Risks: Prepayment risk is associated with mortgage-backed and asset-backed securities, including collateralized loan obligations (“CLOs”), and whole loans. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Funds’ investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Funds to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Funds to successfully utilize these instruments may depend on the ability of the Funds’ Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2021

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

volatile. Certain mortgage-backed securities may be secured by pools of mortgages on single-family, multi-family properties, as well as commercial properties. Similarly, asset-backed securities may be secured by pools of loans, such as corporate loans, student loans, automobile loans and credit card receivables. Whole loans are sold in their entirety rather than being pooled with other mortgages. Whole loans are mortgage loans sold to an investor in a secondary market. The investor purchasing the loan assumes full responsibility of the loan and all the contractual terms and rights associated with the funds. The credit risk on such loans is affected by homeowners or borrowers defaulting on their loans. The values of assets underlying mortgage-backed and asset-backed securities, including CLOs, may decline and therefore may not be adequate to cover underlying investors. Mortgage-backed securities and other securities issued by participants in housing and commercial real estate finance, as well as other real estate-related markets have experienced extraordinary weakness and volatility in recent years. Possible legislation in the area of residential mortgages, credit cards, corporate loans and other loans that may collateralize the securities in which the Funds may invest could negatively impact the value of the Funds’ investments. To the extent the Funds focus their investments in particular types of mortgage-backed or asset-backed securities, including CLOs, and whole loans, the Funds may be more susceptible to risk factors affecting such types of investments.

Subordinated Debt of Banks and Diversified Financial Companies: The Funds may invest in subordinated debt securities, sometimes also called “junior debt”, which are debt securities for which the issuer’s obligations to make principal and interest payments are secondary to the issuer’s payment obligations to more senior debt securities. Such investments will consist primarily of debt issued by community banks or savings intuitions (or their holding companies), which are subordinated to senior debt issued by the banks and deposits held by the bank, but are senior to trust preferred obligations, preferred stock and common stock issued by the bank.

Investment Company Securities: The Funds may invest in the securities of other investment companies, including exchange-traded funds (“ETFs”), closed-end funds and open-end (mutual) funds (also called underlying funds). When a Fund invests in underlying funds it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying fund. In connection with its investments in other investment companies, a Fund will incur higher expenses, many of which may be duplicative. Furthermore, because the Funds invest in shares of ETFs and underlying funds their performances are directly related to the ability of the ETFs and underlying funds to meet their respective investment objectives, as well as the allocation of each Fund’s assets among the ETFs and underlying funds by the Adviser. Accordingly, the Funds’ investment performance will be influenced by the investment strategies of and risks associated with the ETFs and underlying funds in direct proportion to the amount of assets the Funds allocate to the ETFs and underlying funds utilizing such strategies.

High Yield Securities: The Funds may invest in below investment grade securities, including certain securities issued by U.S. community banks and other financial institutions. These “high-yield” securities, also known as “junk bonds,” will generally be rated BB or lower by S&P or will be of equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or if unrated, considered by the Adviser to be of comparable quality.

Structured Products: The Funds may invest in certain structured products, including community bank debt securitizations. Normally, structured products are privately offered and sold (that is, they are not registered under the securities laws); however, an active dealer market may exist for structured products that qualify for Rule 144A transactions. The risks of an investment in a structured product depend largely on the type of the collateral securities and the class of the structured product in which the Funds invest. In addition to the normal interest rate, default and other risks of fixed income securities, structured products carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Funds may invest in Structured Products that are subordinate to other classes, values may be volatile and disputes with the issuer may produce unexpected investment results.

Common and Preferred Stocks: The Funds may invest in common stock and preferred stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price. The Funds may also invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2021

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market values of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. If you invest in the Funds, you should be willing to accept the risks of the stock market (to the extent that a Fund invests in common stock) and should consider an investment in the Funds only as a part of your overall investment portfolio.

Futures Contracts: The Funds may enter into futures contracts to hedge various investments for risk management as well as speculative purposes. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. Secondary margin limits are required to be maintained while futures are held, as defined by each contract.

During the period a futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the fair value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from the closing transaction and the Fund’s cost of entering into a contract. The use of futures contracts involves the risk of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contract and may realize a loss. See Note 3 for information on futures contract activity during the year ended January 31, 2021.

Trust Preferred Securities: The Funds may invest in trust preferred securities, or “TruPS,” which are securities that are typically issued by banks and other financial institutions that combine the features of corporate debt securities and preferred securities as well as certain features of equity securities. TruPS are typically issued in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Many TruPS are issued by trusts or other special purpose entities established by banks and other financial institutions and are not a direct obligation of those banks and other financial institutions. The TruPS market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. TruPS are typically issued with a final maturity date, although some (usually those of foreign issuers) are perpetual in nature. TruPS are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, TruPS typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the TruPS have not been made), TruPS are often deemed to be a close substitute for traditional preferred securities. TruPS also possess many of the typical characteristics of equity securities due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the issuer’s profitability as opposed to any legal claims to specific assets or cash flows.

Reverse Repurchase Agreements: A reverse repurchase agreement is the sale by the Funds of a security to a party for a specified price, with the simultaneous agreement by the Funds to repurchase that security from that party on a future date at a higher price. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. Reverse repurchase agreements involve the risk that the counterparty will become subject to bankruptcy or other insolvency proceedings or fail to

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2021

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

return a security to the Funds. In such situations, the Funds may incur losses as a result of a possible decline in the value of the underlying security during the period while the Funds seek to enforce their rights, a possible lack of access to income on the underlying security during this period, or expenses of enforcing its rights. The Funds will segregate assets determined to be liquid by the Adviser or otherwise cover its obligations under reverse repurchase agreement.

The gross obligations for secured borrowing by the type of collateral pledged and remaining time to maturity on reverse repurchase contracts is as follows:

Multi-Strategy Income Fund
Reverse Repurchase Agreements	Overnight and Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Residential Mortgage-Backed Securities	$–	$–	$156,100,000	$–	$156,100,000
Total	$–	$–	$156,100,000	$–	$156,100,000
Gross amount of reverse repurchase agreements in Balance Sheet Offsetting Information Table					$156,100,000
Amounts related to agreements not included in offsetting disclosure in Balance Sheet Offsetting Information Table					$–

NOTE 3. DERIVATIVE TRANSACTIONS

The effect of derivative instruments on the Consolidated Statements of Operations for the year ended January 31, 2021, for the Multi-Strategy Income Fund:

Multi-Strategy Income Fund
Derivatives	Type of Derivative Risk	Location of Gain (Loss) on Derivatives in Income	Realized Gain (Loss) on Derivatives
Futures Contracts	Interest Rate	Net realized gain (loss) on futures contracts	$(9,775,822)

Derivatives	Type of Derivative Risk	Location of Gain (Loss) on Derivatives in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	Interest Rate	Net change in unrealized appreciation (depreciation) on futures contracts	$9,873,411

The Multi-Strategy Income Fund had no open futures contracts as of January 31, 2021. For the Multi-Strategy Income Fund the average monthly notional value of short futures contracts during the year ended January 31, 2021, was ($13,218,915).

The following tables present a summary of the value of derivative instruments as of January 31, 2021, and the effect of derivative instruments on the Statements of Assets and Liabilities as of January 31, 2021 for the UltraShort Income Fund.

UltraShort Income Fund
Derivatives	Type of Derivative Risk	Statement of Assets and Liabilities Location	Liabilities
Futures Contracts	Interest Rate	Deposit at broker for futures	$4,304*

*	Deposit at brokers for futures on the Statements of Assets and Liabilities include the daily change in variation margin as of January 31, 2021.

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2021

NOTE 3. DERIVATIVE TRANSACTIONS – (continued)

The effect of derivative instruments on the Statements of Operations for the year ended January 31, 2021, for the UltraShort Income Fund:

Derivatives	Type of Derivative Risk	Location of Gain (Loss) on Derivatives in Income	Realized Gain (Loss) on Derivatives
Futures Contracts	Interest Rate	Net realized gain (loss) on futures contracts	$(411,456)

Derivatives	Type of Derivative Risk	Location of Gain (Loss) on Derivatives in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	Interest Rate	Net change in unrealized appreciation (depreciation) on futures contracts	$(436,228)

For the UltraShort Income Fund the average monthly notional value of short futures contracts during the year ended January 31, 2021, was ($50,429,401).

Balance Sheet Offsetting Information

During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis. As of January 31, 2021, the Funds were not subject to any netting agreements.

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statements of Assets and Liabilities as of January 31, 2021.

Multi-Strategy Income Fund
				Gross Amounts Not Offset in Consolidated Statements of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Consolidated Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in Consolidated Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Reverse Repurchase Agreements	$156,100,000	$ –	$156,100,000	$156,100,000	$ –	$ –

UltraShort Income Fund
				Gross Amounts Not Offset in Statements of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Futures Contracts*	$4,304	$ –	$4,304	$ –	$4,304	$ –

*	Deposit at brokers for futures on the Statements of Assets and Liabilities include the daily change in variation margin as of January 31, 2021.

In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received/pledged may be more than the amounts disclosed herein.

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2021

NOTE 4. FEES AND OTHER RELATED PARTY TRANSACTIONS

Under the terms of the investment advisory agreement, on behalf of the Funds (the “Agreement”), the Adviser manages the Funds’ investments subject to oversight of the Trustees. As compensation for its management services, Multi-Strategy Income Fund, Financials Income Fund, High Yield Opportunities Fund, and UltraShort Income Fund are obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.89%, 0.89%, 0.55%, and 0.44%, respectively, of the average daily net assets of the Fund.

The Adviser contractually agreed to waive or limit its fees and to assume other expenses of the Multi-Strategy Income Fund, the Financials Income Fund, and the High Yield Opportunities Fund until May 31, 2022, so that the Total Annual Fund Operating Expenses of each Fund do not exceed 0.99%, 0.85%, and 0.65%, respectively. Effective November 1, 2020, the Adviser has agreed to decrease its contractual fee waiver/expense reimbursement of the UltraShort Income Fund from 0.49% of the Fund’s average daily net assets to 0.35% of the Fund’s average daily net assets through at least May 31, 2022.

Effective December 1, 2016, the Adviser also voluntarily agreed to waive its fees and/or reimburse certain expenses to limit the total annual fund operating expenses after Fee Waiver/Expense Reimbursement to 0.69% of the Financials Income Fund’s average daily net assets. Effective May 7, 2018, the Adviser also voluntarily agreed to waive its fees and/or reimburse certain expenses to limit the Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement to 0.25% of the UltraShort Income Fund’s average daily net assets. In addition, effective January 1, 2021, the UltraShort Income Fund’s voluntary expense limitation increased from 0.25% of the Fund’s average daily net assets to 0.30% of the Fund’s average daily net assets. These voluntary waivers are in addition to the contractual fee waiver/expense limitation agreement discussed above and may be discontinued at any time.

During the year ended January 31, 2021, the Adviser voluntarily waived $701,675 and $1,609,034 of the Financials Income Fund and UltraShort Income Fund’s expenses, respectively. Fees waived under these voluntary waivers are not subject to recoupment by the Adviser. These operating expense limitations do not apply to front-end sales loads, brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, 12b-1 fees, extraordinary expenses and indirect expenses (such as “acquired funds fees and expenses”).

The contractual waiver and/or reimbursement by the Adviser with respect to the Funds is subject to repayment by the Funds within 36 months following the month in which that particular waiver and/or reimbursement occurred, provided that the Funds are able to make the repayment without exceeding the expense limitations described above or the expense limitation in effect at the time of the reimbursement (whichever is lower). During the year ended January 31, 2021, the Adviser waived $170,565 of the High Yield Opportunities Fund’s expenses. During the year ended January 31, 2021, the High Yield Opportunities Fund had $184,315 of previously waived expenses expire. The expense limitation agreement specifically refers to amounts that are contractually waived, see Statements of Operations. The amounts subject to repayment by the Funds, pursuant to the aforementioned conditions at January 31, 2021, are included in the table below.

	Recoverable through 1/31/22	Recoverable through 1/31/23	Recoverable through 1/31/24
Multi-Strategy Income Fund	$–	$–	$–
Financials Income Fund	$–	$–	$–
High Yield Opportunities Fund	$170,618	$166,530	$170,565
UltraShort Income Fund	$20,922	$–	$–

In addition, the Adviser has contractually agreed through May 31, 2022 to waive the amount of the Multi-Strategy Income Fund’s management fee to the extent necessary to offset the proportionate share of the management fees incurred by the Fund through its investment in underlying funds for which the Adviser also serves as investment adviser (affiliated investments). This contractual waiver is not subject to recoupment by the Adviser. This arrangement may only be changed or eliminated by the Board of Trustees upon 60 days’ written notice to the Adviser. During the year ended January 31, 2021, the Adviser waived $842,658 of the Multi-Strategy Income Fund’s management fees of underlying Funds.

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2021

NOTE 4. FEES AND OTHER RELATED PARTY TRANSACTIONS (continued)

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Funds have adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act with respect to the Class A and Class C shares, as applicable. The Distribution Plan provides that the Funds may pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of Class A shares and at an annual rate of up to 1.00% of the average daily net assets of Class C shares. No distribution fees are paid by Institutional Class shares. These fees may be used by the Distributor to provide compensation for sales support, distribution activities or shareholder servicing activities. For the year ended January 31, 2021, Multi-Strategy Income Fund, Financials Income Fund, High Yield Opportunities Fund, and UltraShort Income Fund incurred distribution fees of $1,963,951, $73,375, $15,924 and $97,918, respectively.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds. Fund Services also serves as the Funds’ fund accountant and transfer agent. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds. U.S. Bank, N.A. (the “Custodian”) serves as custodian to the Funds.

Certain officers, Trustees and shareholders of the Funds are also owners or employees of the Adviser.

NOTE 5. SECURITIZATION TRANSACTION

On November 5, 2015, the Multi-Strategy Income Fund and the Financials Income Fund participated in the offering of the Financial Institution Note Securitization 2015-1, LTD (FINS 2015-1). As part of the offering, Multi Strategy Income Fund purchased $12,927,000 of Class A notes, $6,275,000 of Class C notes and 11,231,000 preferred shares and Financials Income Fund purchased $7,673,000 of Class A notes, $3,725,000 of Class C notes and 6,666,666 preferred shares of FINS 2015-1. In February 2016, Financials Income Fund sold $7,673,000 of Class A notes. See the Schedule of Investments (consolidated where applicable) for current shares held. The Adviser has been named as the collateral surveillance and analysis provider of FINS 2015-1. The collateral manager may consult with the collateral surveillance and analysis provider prior to making certain decisions; however, the collateral manager will not be required to follow any position taken by or recommendation made by the collateral surveillance and analysis provider in any such consultation.

NOTE 6. INVESTMENT TRANSACTIONS

For the year ended January 31, 2021, purchases and sales of investment securities, other than short-term investments and short-term U.S. Government securities, were as follows:

	Purchases	Sales
Multi-Strategy Income Fund	$4,354,222,755	$5,163,913,022
Financials Income Fund	$48,352,257	$149,548,658
High Yield Opportunities Fund	$40,371,817	$39,396,606
UltraShort Income Fund	$800,133,520	$402,345,379

For the year ended January 31, 2021, there were $949,356,696 of long-term purchases and $611,238,837 of long-term sales of U.S. Government securities for the Multi-Strategy Income Fund. For the year ended January 31, 2021, there were $97,064,906 of long-term purchases and $46,402,566 of long-term sales of U.S. Government securities for the UltraShort Income Fund. There were no long-term purchases or sales of U.S. Government securities for the Financials Income Fund or High Yield Opportunities Fund. These amounts are included in the aggregate purchases and sales of investment securities displayed in the table above.

During the year ended January 31, 2021, the Multi-Strategy Income Fund purchased securities from a Fund within the Trust as well as from other affiliated funds sponsored by the Adviser, in accordance with the Rule 17a-7 procedures adopted by the Trust,

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2021

NOTE 6. INVESTMENT TRANSACTIONS (continued)

at a value of $3,679,797. During the year ended January 31, 2021, the Multi-Strategy Income Fund sold securities to a Fund within the Trust as well as to other affiliated Funds, in accordance with the Rule 17a-7 procedures adopted by the Trust, at a value of $77,791,111. The Multi-Strategy Income Fund experienced a gain of $862,831 on the sale of these securities. During the year ended January 31, 2021, the Financials Income Fund sold securities to a Fund within the Trust as well as to other affiliated funds, in accordance with the Rule 17a-7 procedures adopted by the Trust, at a value of $60,601,961. The Financials Income Fund experienced a loss of $1,458,820 on the sale of these securities. During the year ended January 31, 2021, the UltraShort Income Fund purchased securities from a Fund within the Trust as well as from other affiliated funds sponsored by the Adviser, in accordance with the Rule 17a-7 procedures adopted by the Trust, at a value of $71,261,293. During the year ended January 31, 2021, the UltraShort Income Fund sold securities to another Fund within the Trust, in accordance with Rule 17a-7 procedures adopted by the Trust, at a value of $3,286,445. The UltraShort Income Fund experienced a loss of $229,184 on the sale of these securities.

NOTE 7. TRANSACTIONS WITH AFFILIATES

The Funds’ transactions with affiliates represent purchases and sales of Investee Funds for which the respective purchasing and underlying Investee Fund have the same investment adviser.

The Multi-Strategy Income Fund had the following transactions during the year ended January 31, 2021, with affiliates:

					Year Ended January 31, 2021
Security Name	Value as of 2/1/20	Purchases	Sales	Net Change in Unrealized Appreciation (Depreciation) on Investments in Affiliates	Value as of 1/31/21	Share Balance	Dividend Income	Net Realized Gain (Loss) on Investments in Affiliates
Financials Income Fund	$38,441,648	$10,000,000	$–	$(3,192,733)	$45,248,915	5,147,772	$2,053,293	$–
High Yield Opportunities Fund	$34,350,384	$10,000,000	$(4,500,000)	$148,639	$39,134,106	3,336,241	$2,062,522	$(864,917)
UltraShort Income Fund	$78,391,417	$–	$–	$(232,385)	$78,159,032	7,746,187	$1,661,183	$–
Total	$151,183,449	$20,000,000	$(4,500,000)	$(3,276,479)	$162,542,053	16,230,200	$5,776,998	$(864,917)

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. At January 31, 2021, the Multi-Strategy Income Fund owned, as beneficial shareholder, 54% of the outstanding shares of High Yield Opportunities Fund, and 32% of the outstanding shares of Financials Income Fund. At January 31, 2021, National Financial Services, LLC (“NFS”) owned, as record shareholder, 29% of the outstanding shares of UltraShort Income Fund. It is not known whether NFS, or any other underlying beneficial owners owned or controlled 25% or more of the voting securities of the Funds. At January 31, 2021, no shareholder held more than 25% of the outstanding shares of the Multi-Strategy Income Fund.

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2021

NOTE 9. FEDERAL TAX INFORMATION

The tax characterization of distributions paid for the year ended January 31, 2021 and January 31, 2020 were as follows:

	Multi-Strategy Income Fund		Financials Income Fund
	2021	2020	2021	2020
Distributions paid from:
Ordinary Income	$284,445,850	$361,224,652	$7,380,213	$9,339,703
Net Long-Term Capital Gain	–	–	–	–
Return of Capital	–	–	202,342	–
Total	$284,445,850	$361,224,652	$7,582,555	$9,339,703

	High Yield Opportunities Fund		UltraShort Income Fund
	2021	2020	2021	2020
Distributions paid from:
Ordinary Income	$3,924,885	$3,896,587	$11,238,173	$7,283,303
Net Long-Term Capital Gain	–	–	–	–
Total	$3,924,885	$3,896,587	$11,238,173	$7,283,303

At January 31, 2021, the components of distributable earnings (accumulated deficit) on a tax basis were as follows:

	Multi-Strategy Income Fund	Financials Income Fund	High Yield Opportunities Fund	UltraShort Income Fund
Tax Cost of Investments	$6,768,188,744	$141,541,287	$71,227,280	$875,645,809
Unrealized Appreciation*	166,650,418	2,251,174	3,322,379	7,665,552
Unrealized Depreciation*	(195,359,493)	(1,839,999)	(1,939,047)	(740,490)
Net Unrealized Appreciation (Depreciation)*	$(28,709,075)	$411,175	$1,383,332	$6,925,062
Undistributed Ordinary Income	16,958,761	–	190,344	635,431
Undistributed Long-Term Gain (Loss)	–	–	–	–
Accumulated Gain (Loss)	$16,958,761	$–	$190,344	$635,431
Other Accumulated Gain (Loss)	(919,142,668)	(49,026,275)	(3,189,401)	(5,356,552)
Distributable Earnings (Accumulated Deficit)	$(930,892,982)	$(48,615,100)	$(1,615,725)	$2,203,941

*	Represents aggregated amounts of Funds’ investments, reverse repurchase agreements and futures.

The temporary differences between book basis and tax basis in the Funds are primarily attributable to wash sales, partnership adjustments, and amortization of callable bonds.

As of January 31, 2021, Multi-Strategy Income Fund, Financials Income Fund, High Yield Opportunities Fund, and UltraShort Income Fund had available for federal tax purposes an unused capital loss carryforward of $914,065,915, $48,814,944, $3,051,697, and $5,086,677, respectively, which is available for offset against future taxable net capital gains.

To the extent these carryforwards are used to offset futures gains, it is probable that the amount offset will not be distributed to shareholders. The carryforward expires as follows:

	Multi-Strategy Income Fund	Financials Income Fund	High Yield Opportunities Fund	UltraShort Income Fund
No expiration short-term	$448,961,900	$34,592,256	$1,589,061	$4,457,271
No expiration long-term	$465,104,015	$14,222,688	$1,462,636	$629,406
Total	$914,065,915	$48,814,944	$3,051,697	$5,086,677

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2021

NOTE 9. FEDERAL TAX INFORMATION – (continued)

Certain capital losses incurred after October 31 and within the current taxable year, are deemed to arise on the first business day of the Funds’ following taxable year. For the tax year ended January 31, 2021, the Multi-Strategy Income Fund, Financials Income Fund, High Yield Opportunities Fund, and UltraShort Income Fund did not defer any post-October losses.

NOTE 10. CREDIT AGREEMENTS

In August 2015, as amended August 12, 2020, the Multi-Strategy Income Fund entered into a $400 million secured, committed, margin facility (the “Facility”) with Société Générale, which expires in April 2021. Under the Facility, interest is charged a floating rate based on the 3-month LIBOR rate plus 1.60% and is payable on the last day of each interest period, which was 1.80% as of January 31, 2021. Prior to August 13, 2020, interest was charged on a floating rate based on the 3-month LIBOR rate plus 1.10%. For the year ended January 31, 2021, the average principal balance and interest rate was approximately $238,797,814 and 2.28%, respectively. The Multi-Strategy Income Fund is required to pay a commitment fee under the Facility on undrawn amounts, and an additional fee if the level of debt outstanding falls below a certain percentage. During the reporting period the Multi-Strategy Income Fund was required to pay these commitment fees on undrawn amounts, which was 0.25% from February 1, 2020, to August 12, 2020, and 0.40% from August 13, 2020, to January 31, 2021. For the year ended January 31, 2021, these expense and commitment fees, amounted to $6,004,444 and is included in the Interest and Commissions expense line item that is reflected in the Consolidated Statements of Operations. Under the terms of the Facility, the Multi-Strategy Income Fund is also required to satisfy certain collateral requirements and maintain a certain level of net assets. For additional information, see the Consolidated Schedule of Investments. As of January 31, 2021, the outstanding principal balance under the Facility was $200 million. The amount of the maximum loan outstanding during the period was $350 million from March 23, 2020 through June 7, 2020.

U.S. Bank, N.A. has made available to the Multi-Strategy Income Fund, Financials Income Fund, High Yield Opportunities Fund, and UltraShort Income Fund a $600,000,000 secured credit facility, pursuant to a Loan Agreement (“Agreement”) effective June 8, 2016, as amended October 31, 2020, expiring on April 30, 2021, for the purposes of having cash available to satisfy redemption requests. Prior to April 13, 2020, the facility was unsecured and in the amount of $320,000,000. Advances under the Facility would be limited to the lesser of $600,000,000 or 20% of the unencumbered assets of the Multi-Strategy Income Fund, the Financials Income Fund, or the UltraShort Income Fund; or 15% of the unencumbered assets of the High Yield Opportunities Fund. Principal is due 45 days after the initial advance and at the maturity. Interest is payable monthly in arrears. Under the credit facility, the interest rate paid by the Funds on outstanding borrowings is equal to the one-month LIBOR, plus 1.75%, which was 1.87% as of January 31, 2021. During the year ended January 31, 2021, the Financials Income Fund borrowed under this arrangement; the average principal balance, interest rate, and maximum loan outstanding for the year were approximately $1,418,852, 2.61%, and $41,892,000 on March 17, 2020, respectively. During the year ended January 31, 2021, the Multi-Strategy Income Fund borrowed under this arrangement; the average principal balance, interest rate, and maximum loan outstanding for the year were approximately $133,333, 1.94%, and $26,000,000 on September 21, 2020, respectively. During the year ended January 31, 2021, the High Yield Opportunities Fund borrowed under this arrangement; the average principal balance, interest rate, and maximum loan outstanding during the year were approximately $14,896, 1.95%, and $2,800,000 on November 16, 2020, respectively. During the year ended January 31, 2021, the UltraShort Income Fund borrowed under this arrangement; the average principal balance, interest rate, and maximum loan outstanding for the year were approximately $26,503, 2.69%, and $9,300,000 on April 6, 2020, respectively. As of January 31, 2021, the Funds had no outstanding borrowings under this agreement.

NOTE 11. ACCOUNTING PRONOUNCEMENTS

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. The Adviser is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2021

NOTE 12. COVID-19 RISK

The global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Funds’ investments.

NOTE 13. SUBSEQUENT EVENT

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Angel Oak Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements and consolidated statement (Angel Oak Multi-Strategy Income Fund only) of assets and liabilities, including the schedules and consolidated schedules (Angel Oak Multi-Strategy Income Fund only) of investments, open futures contracts, and open reverse repurchase agreements of Angel Oak Funds Trust comprising the funds listed below (the “Funds”) as of January 31, 2021, the related statements of operations and cash flows (Angel Oak Multi-Strategy Income Fund only), the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2021, the results of their operations and their cash flows (Angel Oak Multi-Strategy Income Fund only), the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations and Cash Flows	Statements of Changes in Net Assets	Financial Highlights
Angel Oak Multi-Strategy Income Fund	For the year ended January 31, 2021 (consolidated)	For the years ended January 31, 2021 and 2020 (consolidated)	For the years ended January 31, 2021, 2020, 2019, 2018, and 2017 (consolidated)
Angel Oak Financials Income Fund	For the year ended January 31, 2021	For the years ended January 31, 2021 and 2020	For the years ended January 31, 2021, 2020, 2019, 2018, and 2017
Angel Oak High Yield Opportunities Fund	For the year ended January 31, 2021	For the years ended January 31, 2021 and 2020	For the years ended January 31, 2021, 2020, 2019, 2018 and for the period from April 1, 2016 through January 31, 2017
Angel Oak UltraShort Income Fund	For the year ended January 31, 2021	For the years ended January 31, 2021 and 2020	For the years ended January 31, 2021 and 2020, and for the period from April 30, 2018 (commencement of operations) through January 31, 2019

Angel Oak High Yield Opportunities Fund’s financial highlights for the year ended March 31, 2016, were audited by other auditors whose report dated May 23, 2016, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2021, by correspondence with the custodian, issuers, and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more funds advised by Angel Oak Capital Advisors, LLC since 2011.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 30, 2021

Additional Information (Unaudited)

1. Shareholder Notification of Federal Tax Status

For the taxable year ended January 31, 2021, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 20%.

For the taxable year ended January 31, 2021, the Multi-Strategy Income Fund, Financials Income Fund, High Yield Opportunities Fund, and UltraShort Income Fund paid qualified dividend income of 0.00%, 0.00%, 0.00% and 0.00%, respectively.

For the taxable year ended January 31, 2021, the percentage of ordinary income dividends paid by the Multi-Strategy Income Fund, Financials Income Fund, High Yield Opportunities Fund, and UltraShort Income Fund that qualifies for the dividends received deduction available to corporations was 0.00%, 0.00%, 0.00% and 0.00%, respectively.

For the taxable year ended January 31, 2021, the Multi-Strategy Income Fund, Financials Income Fund, High Yield Opportunities Fund, and UltraShort Income Fund did not pay any ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)2(c).

For the taxable year ended January 31, 2021, the percentage of taxable ordinary income distributions for the Multi-Strategy Income Fund, Financials Income Fund, High Yield Opportunities Fund, and UltraShort Income Fund that are designated as interest related dividends under Internal Revenue 871(k)1(c) was 77.49%, 89.66%, 94.79% and 100.00%, respectively.

2. Disclosure of Portfolio Holdings

The Funds will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0230.

3. Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Funds at (855) 751-4324 and (2) from Trust documents filed with the SEC on the SEC’s website at www.sec.gov.

4. Statement Regarding the Basis for the Approval of the Continuance of Investment Advisory Agreement

Pursuant to Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), at a telephonic meeting held on August 20, 2020 and a virtual meeting held on September 16-17, 2020 (the “Meetings”), the Board of Trustees (the “Board”) of Angel Oak Funds Trust (the “Trust”) considered the approval of the continuance of the Investment Advisory Agreement (the “Investment Advisory Agreement” or the “Agreement”) between the Trust, on behalf of the Angel Oak Multi-Strategy Income Fund (the “Multi-Strategy Income Fund”), the Angel Oak Financials Income Fund (the “Financials Income Fund”) (formerly the Angel Oak Flexible Income Fund), the Angel Oak High Yield Opportunities Fund (the “High Yield Opportunities Fund”), and the Angel Oak UltraShort Income Fund (each, a “Fund” and, collectively, the “Funds”), and Angel Oak Capital Advisors, LLC (the “Adviser” or “Angel Oak”) for a one-year period. The Multi-Strategy Income Fund is the successor in interest to a fund having the same name and investment objective that was included as a series of another investment company, Valued Advisers Trust, and that was also advised by Angel Oak (the “Predecessor Multi-Strategy Income Fund”). The Predecessor Multi-Strategy Income Fund was reorganized into the Fund on April 10, 2015. The High Yield Opportunities Fund is the successor to the investment performance of the Rainier High Yield Fund (the “Predecessor High Yield Fund”) as a result of the reorganization of the Predecessor High Yield Fund into the Fund on April 15, 2016.

The relevant provisions of the 1940 Act specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow it to properly consider the renewal of the Agreement, and it is the duty of the Adviser to furnish the Trustees with information that is responsive to their request. Accordingly, in determining whether to renew the Investment Advisory Agreement between the Adviser and the Trust with respect to the Funds, the Board requested, and the Adviser provided, information and data relevant to the Board’s consideration. This included materials prepared by the Adviser, the Funds’ administrator and an independent third-party data provider (the “Outside Data Provider”) that provided the Board with information regarding the fees and expenses of each Fund, as compared to other similar mutual funds.

Following their review and consideration, the Trustees determined that the Investment Advisory Agreement with respect to the Funds would enable shareholders of the Funds to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Funds and their shareholders. Accordingly, the Board, including those Trustees who are not considered to be “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), unanimously approved the continuance of the Investment Advisory Agreement. In reaching their decision, the Trustees requested and obtained from the Adviser such information as they deemed reasonably necessary to evaluate the Investment Advisory Agreement. The Trustees also carefully considered profitability data and the comparative fee and expense information prepared by the Adviser. In considering the Investment Advisory Agreement with respect to the Funds, the Trustees evaluated a number of factors that they believed, in light of their reasonable business judgment, to be relevant. They based their decision on the following considerations, among others, although they did not identify any one specific consideration or any particular information that was controlling of their decision:

The nature, extent and quality of the advisory services to be provided. The Trustees concluded that Angel Oak is capable of providing high quality services to each Fund, as indicated by the nature and quality of services provided in the past to each Fund, Angel Oak’s management capabilities demonstrated with respect to each Fund, the professional qualifications and experience of the portfolio managers of each Fund, Angel Oak’s investment and management oversight processes, and the competitive investment performance of the Funds. The Trustees also determined that Angel Oak proposed to provide investment advisory services that were of the same quality as services it provided to each Fund in the past, and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs. On the basis of the Trustees’ assessment of the nature, extent and quality of the advisory services provided by Angel Oak, the Trustees concluded that Angel Oak is capable of continuing to generate a level of long-term investment performance that is appropriate in light of each Fund’s investment objective, policies and strategies and competitive with many other comparable investment companies.

The investment performance of the Funds. With respect to each Fund, the Trustees concluded on the basis of information derived from independent third-party data that Angel Oak had achieved investment performance that was competitive relative to the Fund’s category, as established by the Outside Data Provider, and a smaller peer group of comparable funds over longer-term trailing periods, and the Trustees took into consideration the fact that Angel Oak focuses on long-term performance results with respect to its management of the Funds and the Funds may have periods of underperformance when measured on a more short-term basis. In considering the performance of the Funds, the Trustees reviewed reports comparing each Fund’s performance to: (i) the Fund’s category; (ii) a peer group of comparable mutual funds; and (iii) the Fund’s benchmark index.

With respect to the Multi-Strategy Income Fund (which commenced operations in June 2011), the Trustees noted that the Fund’s Institutional Class shares had ranked in the third quartile of the Fund’s peer group over the one-year period, in the fourth quartile over the three- and five-year periods and in the first quartile over the period since the Fund’s inception. They noted that the Fund’s Institutional Class shares had ranked in the fourth quartile of the Fund’s category over the one-, three- and five-year periods ended June 30, 2020, and in the second quartile over the period since the Fund’s inception. The Trustees also noted that the Multi-Strategy Income Fund’s Institutional Class shares had underperformed the Fund’s benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index, over the one-, three- and five-year periods ended June 30, 2020 and outperformed the benchmark index during the period since the Fund’s inception.

With respect to the Financials Income Fund (which commenced operations in November 2014), the Trustees observed that the Fund’s Institutional Class shares had ranked in the fourth quartile of the Fund’s peer group for the one-, three- and five-year periods ended June 30, 2020 and had ranked in the fourth quartile over the period since the Fund’s inception. They noted that the Fund’s Institutional Class shares had ranked in the fourth quartile of the Fund’s category over the one-, three- and five-year periods ended June 30, 2020 and had ranked in the third quartile over the period since the Fund’s inception. The Trustees further noted that the Fund’s Institutional Class shares had underperformed the Fund’s benchmark index, the Bloomberg Barclays U.S. Aggregate 3-5 Year Index, over the one-, three- and five -year periods ended June 30, 2020 and over the period since the Fund’s inception.

With respect to the High Yield Opportunities Fund (which commenced operations in March 2009), the Trustees noted that the Fund’s Institutional Class shares had ranked in the third quartile of the Fund’s peer group over the one- and three-year periods and in the second quartile over the five-year period ended June 30, 2020 and over the period since the Fund’s inception. They observed that the Fund’s Institutional Class shares had ranked in the third quartile of the Fund’s category over the one-year period, in the second quartile over the three-year period and in the first quartile over the five-year period ended June 30, 2020, and ranked in the fourth quartile over the period since the Fund’s inception. The Trustees also noted that the Fund’s Institutional Class shares had underperformed the Fund’s benchmark index, the Bloomberg Barclays U.S. Corporate High Yield Bond Index, over the one-, three- and five-year periods ended June 30, 2020 and over the period since the Fund’s inception.

With respect to the UltraShort Income Fund (which commenced operations in April 2018), the Trustees observed that the Fund’s Institutional Class shares had ranked in the second quartile of the Fund’s peer group for the one-year period ended June 30, 2020 and in the first quartile for the period since the Fund’s inception. They noted that the Fund’s Institutional Class shares had ranked in the second quartile of the Fund’s category over the one-year period ended June 30, 2020 and in the first quartile over the period since the Fund’s inception. The Trustees further noted that the Fund’s Institutional Class shares had underperformed the Fund’s benchmark index, the Bloomberg Barclays U.S. Treasury Bill: 9-12 Months Index, over the one-year period ended June 30, 2020 and outperformed the benchmark index over the period since the Fund’s inception.

On the basis of the Trustees’ assessment of the nature, extent and quality of advisory services provided by Angel Oak, the Trustees concluded that Angel Oak is capable of generating a level of long-term investment performance that is appropriate in light of each Fund’s investment objectives, policies and strategies and competitive with many other investment companies.

The cost of advisory services provided and the level of profitability. On the basis of comparative information derived from the expense data provided to the Board, the Trustees determined that the management fee of the Financials Income Fund, UltraShort Income Fund and Multi-Strategy Income Fund was higher than the median management fee in their respective peer groups and categories. They further observed that the management fees of the High Yield Opportunities Fund was equal to the median management fee in its peer group and category. The Trustees also determined that the net expense ratio of the Financials Income Fund and Multi-Strategy Income Fund was higher than the median net expense ratio in their respective peer groups and categories. They noted that the net expense ratio of the High Yield Opportunities Fund was lower than the median net expense ratio for funds in its peer group. However, the Board noted that the quality of services provided by Angel Oak and the past long-term performance of the Funds demonstrated that the advisory fee still offered an appropriate value for the Funds and their shareholders. In addition, the Trustees noted that Angel Oak had renewed its contractual commitment for the benefit of Fund shareholders to limit the operating expenses of each of the classes of shares of the Funds for an additional year through May 31, 2022.

The Board also reviewed the fees that Angel Oak charges its other clients for discretionary portfolio management services, noting that the firm has a variety of account types with different fee arrangements, including non-U.S. registered funds (UCITS funds) and sub-advised funds that have investment strategies similar to certain of the Funds. The Board considered the management fee rates of such funds. The Board took into account the unique management requirements involved in managing a registered investment company as opposed to other types of client accounts.

The Board also reviewed detailed profitability information and considered Angel Oak’s current level of profitability with respect to each Fund, and noted that Angel Oak’s profitability was acceptable and not excessive and consistent with applicable industry averages and that Angel Oak is committed to using its own resources to help improve the services it provides for the benefit of the Funds. The Trustees also noted that Angel Oak had provided information regarding its methodology for attributing profitability to each Fund, as opposed to its other lines of business. The Trustees also took into consideration the nature and extent of expenses that are borne directly by Angel Oak from its own financial resources to help to market and promote the Funds. Accordingly, on the basis of the Board’s review of the fees to be charged by Angel Oak for investment advisory services, the investment advisory and other services provided to the Funds by Angel Oak, and the estimated profitability of Angel Oak’s relationship with each Fund, the Board concluded that the level of investment advisory fees and Angel Oak’s profitability are appropriate in light of the investment advisory fees, overall expense ratios and investment performance of comparable investment companies and the historical profitability of the relationship between each Fund and Angel Oak. The Trustees considered the profitability of Angel Oak both before and after the impact of the marketing-related expenses that Angel Oak incurs out of its own resources in connection with its management of the Funds.

The extent to which economies of scale may be realized as the Funds grow and whether the advisory fees reflect possible economies of scale. While it was noted that each Fund’s investment advisory fee will not decrease as the Fund’s assets grow because the Funds are not subject to investment advisory fee breakpoints, the Trustees concluded that each Fund’s investment advisory fee was appropriate in light of the projected size of the Fund and appropriately reflected the current economic environment for Angel Oak and the competitive nature of the mutual fund market. The Trustees then noted that they would have the opportunity to periodically re-examine whether each Fund had achieved economies of scale and the appropriateness of investment advisory fees payable to Angel Oak with respect to each Fund, in the future, at which time the implementation of fee breakpoints could be considered. Finally, the Trustees noted the continued improvements made to the Adviser’s infrastructure and services provided to each Fund, which had been funded by the advisory fees received by the Adviser.

Benefits to Angel Oak from its relationship with the Funds (and any corresponding benefits to the Funds). The Trustees concluded that other benefits derived by Angel Oak from its relationship with the Funds are reasonable and fair and consistent with industry practice and the best interests of the Funds and their shareholders.

Other Considerations. In approving the Investment Advisory Agreement, the Trustees determined that Angel Oak has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of each Fund and its shareholders. The Trustees also concluded that Angel Oak has made a significant entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment, including the Operating Expense Limitation Agreement under which Angel Oak has undertaken to waive a portion of its fees to the benefit of Fund shareholders to the extent necessary in accordance with the terms of the Operating Expense Limitation Agreement. The Trustees observed that those waivers were subject to recoupment under the terms of the Operating Expense Limitation Agreement and that Angel Oak had recouped previously-waived fees with respect to the Multi-Strategy Income Fund. The Board also considered matters with respect to the brokerage practices of Angel Oak, including its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

Following further discussion and the consideration of questions raised by the Independent Trustees, the Trustees determined that they had received sufficient information relating to each Fund in order to consider the approval of the Investment Advisory Agreement. It was noted that, in making their determinations, the Trustees had considered and relied upon not only the materials provided to them for use at the Meetings with respect to the proposed contract renewal, but also the information about the Funds and Angel Oak that had been provided to them at the Meetings and throughout the past year in connection with their regular Board meetings, as well as during bi-weekly meetings that had occurred in the weeks and months following the beginning of the COVID-19 crisis in March during which representatives of the Adviser had met with the Trustees, at which they engage in the ongoing oversight of the Funds and their operations. In reaching their conclusion with respect to the continuation of the Investment Advisory Agreement and the level of fees paid under the Investment Advisory Agreement, the Trustees did not identify any one single factor as being controlling, but, rather, the Board took note of a combination of factors that had influenced their decision-making process. They noted the level and quality of investment advisory services provided by the Adviser to each of the Funds, and they found that these services continued to benefit the shareholders of the Funds and also reflected management’s overall commitment to the continued growth and development of the Funds.

5. Compensation of Trustees

Each Trustee who is not an “interested person” (i.e., an “Independent Trustee”) of the Fund Complex (which includes affiliated registrants not disclosed in this report) receives an annual retainer of $58,000, (pro-rated for any periods less than one year), paid quarterly as well as $12,000 for attending each regularly scheduled meeting in person in connection with his or her service on the Board of the Fund Complex. In addition, each Committee Chairman receives additional annual compensation of $12,000 (pro-rated for any periods less than one year). Independent Trustees are eligible for reimbursement of out-of-pocket expenses incurred in connection with attendance at meetings. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll free (855) 751-4324.

6. Trustees and Officers

The business of each Fund is managed under the direction of the Board. The Board formulates the general policies of each Fund and meets periodically to review each Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Funds’. The Trustees are fiduciaries for each Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The names and addresses of the Trustees and officers of the Trust are listed below along with a description of their principal occupations over at least the last five years. The address of each Trustee and Officer of the Trust is c/o Angel Oak Capital Advisors, LLC, 3344 Peachtree Road NE, Suite 1725, Atlanta, GA 30326. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll free (855) 751-4324.

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held During the Past 5 Years
Independent Trustees(2)
Ira P. Cohen 1959	Independent Trustee, Chairman	Trustee since 2014, Chairman since 2017; indefinite terms	Executive Vice President, Recognos Financial (investment industry data analysis provider) (since 2015); Independent financial services consultant (since 2005).	8	Trustee, Valued Advisers Trust (since 2010); Trustee, Griffin Institutional Access Credit Fund (since 2017); Trustee, Griffin Institutional Access Real Estate Access Fund (since 2014); Trustee, Angel Oak Strategic Credit Fund (since 2017); Trustee, Angel Oak Financial Strategies Income Term Trust (since 2018); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2019); Trustee, U.S. Fixed Income Trust (since 2019); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021).
Alvin R. Albe, Jr. 1953	Independent Trustee	Since 2014; indefinite term	Retired.	8	Director, Syntroleum Corporation (renewable energy firm) (1988 –2014); Trustee, Angel Oak Strategic Credit Fund (since 2017); Trustee, Angel Oak Financial Strategies Income Term Trust (since 2018); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2019); Trustee, U.S. Fixed Income Trust (since 2019); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021).

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held During the Past 5 Years
Keith M. Schappert 1951	Independent Trustee	Since 2014; indefinite term	President, Schappert Consulting LLC (investment industry consulting) (since 2008).	8	Trustee, Mirae Asset Discovery Funds (since 2010); Trustee, Metropolitan Series Fund, Inc. (2009 – 2015); Trustee, Met Investors Series Trust (2012 – 2015); Director, Commonfund Capital, Inc. (since 2015); Director, The Commonfund (since 2012); Director, Calamos Asset Management, Inc. (2012 – 2017); Trustee, Angel Oak Strategic Credit Fund (since 2017); Trustee, Angel Oak Financial Strategies Income Term Trust (since 2018); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2019); Trustee, U.S. Fixed Income Trust (since 2019); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021).
Andrea N. Mullins 1967	Independent Trustee	Since 2019; indefinite term	Private Investor; Independent Contractor, SWM Advisors (since 2014).	8	Trustee, Valued Advisors Trust (since 2013, Chairperson since 2017); Trustee, Angel Oak Strategic Credit Fund (since 2019); Trustee, Angel Oak Financial Strategies Income Term Trust (since 2019); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2019); Trustee, U.S. Fixed Income Trust (since 2019); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021).

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held During the Past 5 Years
Interested Trustees
Sreeniwas (Sreeni) V. Prabhu 1974	Interested Trustee	Since 2015; indefinite term	Managing Partner Co-CEO, Group Chief Investment Officer, Angel Oak Capital Advisors, LLC (investment management) (since 2009).	8	Trustee, Angel Oak Strategic Credit Fund (since 2017); Trustee, Angel Oak Financial Strategies Income Term Trust (since 2018); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2019); Trustee, U.S. Fixed Income Trust (since 2019); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021).
Samuel R. Dunlap, III 1979	Interested Trustee	Since 2019; indefinite term	Chief Investment Officer-Public Strategies, Angel Oak Capital Advisors, LLC (investment management) (since 2009).	7	Trustee, Angel Oak Strategic Credit Fund (since 2019); Trustee, Angel Oak Financial Strategies Income Term Trust (2018 – April 2020); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2019); Trustee, U.S. Fixed Income Trust (since 2019); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021).

(1)

The Fund Complex includes each series of the Trust, Angel Oak Strategic Credit Fund, Angel Oak Financial Strategies Income Term Trust, Angel Oak Dynamic Financial Strategies Income Term Trust, and Angel Oak Credit Opportunities Term Trust.

(2)	The Trustees of the Trust who are not “interested persons” of the Trust as defined in the 1940 Act (“Independent Trustees”).

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Dory S. Black, Esq. 1975	President	Since 2015; indefinite term	General Counsel, Angel Oak Companies (since 2014).
Adam Langley 1967	Chief Compliance Officer	Since 2015; indefinite term	Chief Compliance Officer, Angel Oak Capital Advisors, LLC (since 2015);Chief Compliance Officer, Buckhead One Financial Opportunities, LLC (since 2015); Chief Compliance Officer, Angel Oak Capital Partners II, LLC (since 2016); Chief Compliance Officer of Falcons I, LLC (since 2018); Chief Compliance Officer, Hawks I, LLC (since 2018); Chief Compliance Officer, Angel Oak Strategic Credit Fund (since 2017); Chief Compliance Officer, Angel Oak Financial Strategies Income Term Trust (since 2018); Chief Compliance Officer, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2019); Compliance Manager, Invesco Advisers, Ltd. (2013-2015).
John Hsu 1965	Secretary	Since 2020; indefinite term	Chief Risk Officer, Angel Oak Capital Advisors, LLC (since 2020), Head of Treasury Strategies, Angel Oak Capital Advisors, LLC (since 2018), Head of Capital Markets, Angel Oak Capital Advisors, LLC (2014-2018).
Daniel Fazioli 1981	Treasurer	Since 2015; indefinite term	Chief Accounting Officer, Angel Oak Capital Advisors, LLC (since 2015); Controller, Tang Capital Partners, LP (2014 – 2015).

Each Trustee holds office for an indefinite term and until the earlier of: the Trust’s next meeting of shareholders and the election and qualification of his/her successor; or until the date a trustee dies, resigns or is removed in accordance with the Trust’s Declaration of Trust and By-laws. Each Trustee shall serve during the lifetime of the Trust until he or she: (a) dies; (b) resigns; (c) has reached the mandatory retirement age, if any, as set by the Trustees; (d) is declared incompetent by a court of appropriate jurisdiction; or (e) is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Each officer holds office at the pleasure of the Board.

ANGEL OAK FUNDS TRUST

Notice of Privacy Policy & Practices

Your privacy is important to us. We are committed to maintaining the confidentiality, integrity and security of your personal information. When you provide personal information, we believe that you should be aware of policies to protect confidentiality of that information.

We collect the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

INVESTMENT ADVISER

Angel Oak Capital Advisors, LLC

3344 Peachtree Road NE, Suite 1725

Atlanta, GA 30326

DISTRIBUTOR

Quasar Distributors, LLC

111 East Kilbourn Avenue, Suite 220

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Dechert LLP

1900 K Street NW

Washington, DC 20006

CUSTODIAN

U.S. Bank National Association

1555 North Rivercenter Drive, Suite 302

Milwaukee, WI 53202

ADMINISTRATOR, TRANSFER AGENT, AND FUND ACCOUNTANT

U.S Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

AR-AOFT

(b) N/A

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Alvin Albe, Jr. is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 01/31/2021	FYE 01/31/2020
Audit Fees	$160,000	$160,000
Audit-Related Fees	$0	$0
Tax Fees	$16,000	$16,000
All Other Fees	$0	$0

The Audit, Financial and Administrative Oversight Committee has not adopted written pre-approval policies and procedures. Instead, the Committee has the duty and responsibility to pre-approve all auditing services and permissible non-auditing services to be provided to the Funds in accordance with its Charter and the 1940 Act. In addition, the Committee considers matters with respect to the principal accountant’s independence each year. The Committee did not approve any of the audit- related, tax or other non-audit fees described above pursuant to the “de minimis exceptions” set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X.

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The Audit, Financial and Administrative Oversight Committee also has the duty and responsibility to pre-approve those non-audit services provided to the Funds’ investment adviser (and entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the Funds) where the engagement relates directly to the operations or financial reporting of the Funds in accordance with the Charter of the Committee and the 1940 Act. The Committee considered whether the provision of any non-audit services rendered to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds that were not pre-approved by the Committee because the engagement did not relate directly to the operations and financial reporting of the Funds is compatible with maintaining the principal accountant’s independence.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to a waiver of the pre-approval requirement were as follows:

	FYE 01/31/2021	FYE 01/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 01/31/2021	FYE 01/31/2020
Registrant	$16,000	$16,000
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

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Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each Principal Executive Officer and Principal Financial Officer pursuant to Section  302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

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(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Angel Oak Funds Trust

By (Signature and Title)* /s/ Dory S. Black
Dory S. Black, President (Principal Executive Officer)

Date 04/07/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Dory S. Black
Dory S. Black, President (Principal Executive Officer)

Date 04/07/2021

By (Signature and Title)* /s/ Daniel Fazioli
Daniel Fazioli, Treasurer (Principal Financial Officer)

Date 04/07/2021

*	Print the name and title of each signing officer under his or her signature.

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